As filed with the U.S. Securities and Exchange Commission on June 20, 2012

Securities Act File No. 2-96408

Investment Company Act File No. 811-04254

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 193

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 194

(Check appropriate box or boxes.)

Legg Mason Partners Income Trust*

(Exact Name of Registrant as Specified in Charter)

55 Water Street, New York, New York 10041

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (877) 721-1926

Robert I. Frenkel

Legg Mason Partners Income Trust

100 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

Roger P. Joseph, Esq.

Bingham McCutchen LLP

One Federal Street

Boston, Massachusetts 02110

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective on July 1, 2012 pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

*	This filing relates solely to Legg Mason Western Asset Managed Municipals Fund, Legg Mason Western Asset California Municipals Fund and Western Asset Emerging Markets Debt Portfolio.

July 1, 2012

Prospectus

Legg Mason

Western Asset

Managed Municipals

Fund

Class : Ticker Symbol

A	: SHMMX
B	: SMMBX
C	: SMMCX
FI
I	: SMMYX
1	: SMMOX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2	Legg Mason Western Asset Managed Municipals Fund

Investment objective

The fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 22 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 65 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class FI	Class I	Class 1
Maximum sales charge (load) imposed on purchases (as a % of offering price) (%)	4.25	None	None	None	None	N/A
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time) (%)	Generally, none	4.5	1.00	None	None	None
Small account fee[1]	$15	$15	$15	None	None	$15
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class B	Class C	Class FI	Class I	Class 1
Management fees	0.44	0.44	0.44	0.44	0.44	0.44
Distribution and service (12b-1) fees	0.15	0.65	0.70	0.25	None	None
Other expenses	0.06	0.17	0.07	0.17[2]	0.07	0.18
Total annual fund operating expenses	0.65	1.26	1.21	0.86	0.51	0.62
Fees waived and/or expenses reimbursed	N/A	N/A	N/A	(0.01)[3]	—[3]	(0.12)[3]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.65	1.26	1.21	0.85	0.51	0.50

[1]

If your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” for Class FI shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.85% for Class FI shares and 0.60% for Class I shares. In addition, total annual fund operating expenses for Class 1 shares are not expected to exceed total annual fund operating expenses for Class A shares less the 12b-1 differential of 0.15%. These arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Legg Mason Western Asset Managed Municipals Fund	3

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	489	624	771	1,200
Class B (with redemption at end of period)	578	699	791	1,353
Class B (without redemption at end of period)	128	399	691	1,353
Class C (with redemption at end of period)	223	384	665	1,465
Class C (without redemption at end of period)	123	384	665	1,465
Class FI (with or without redemption at end of period)	87	273	475	1,059
Class I (with or without redemption at end of period)	52	163	284	639
Class 1 (with or without redemption at end of period)	51	186	333	762

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in municipal securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

The fund normally invests in intermediate-term and long-term municipal securities that have remaining maturities from one to more than thirty years at the time of purchase. The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments to the extent consistent with its 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives.” These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

4	Legg Mason Western Asset Managed Municipals Fund

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds have a higher risk of default, and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations.

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices

Legg Mason Western Asset Managed Municipals Fund	5

of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, the fund will be more susceptible to negative events affecting those issuers.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its investment objective.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers' judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

These risks are discussed in more detail later in this Prospectus or in the SAI.

6	Legg Mason Western Asset Managed Municipals Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (09/30/2009): 9.73 Worst quarter (12/31/2008): (6.61) The year-to-date return as of the most recent calendar quarter, which ended 03/31/2012, was 3.64

Average annual total returns (for periods ended December 31, 2011) (%)
	1 year	5 years	10 years

Class A
Return before taxes	8.10	4.75	4.89
Return after taxes on distributions	8.10	4.75	4.89
Return after taxes on distributions and sale of fund shares	6.91	4.72	4.84

Other Classes (Return before taxes only)
Class B	7.70	4.99	4.90
Class C	11.26	5.07	4.76
Class I	13.04	5.82	5.52
Class 1	13.02	4.77	4.88
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	10.70	5.22	5.38
Lipper General Municipal Debt Funds Category Average (reflects fees and expenses but no deduction for sales charges or taxes)	10.59	3.77	4.37

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Portfolio managers: David T. Fare, Stephen A. Walsh and Robert E. Amodeo. Mr. Fare has been a portfolio manager for the fund since 2004. Messrs. Walsh and Amodeo have been portfolio managers for the fund since 2007. These portfolio managers work together with a broader investment management team.

Legg Mason Western Asset Managed Municipals Fund	7

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class B1	Class C	Class FI	Class I	Class 1[2]
General	1,000/50	1,000/50	1,000/50	N/A	1 million/None*	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	1 million/None*	N/A
Systematic Investment Plans	50/50	50/50	50/50	N/A	1 million/None*	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None	None/None	N/A
Eligible Investment Programs	None/None	N/A	N/A	None/None	None/None	N/A
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	1 million/None	N/A

[1]	Class B shares are not available for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.
[2]	Class 1 shares are not available for purchases or incoming exchanges.
*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Tax information

The fund intends to distribute income that is exempt from regular federal income tax. Portions of the fund’s distributions may be subject to such tax and/or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

8	Legg Mason Western Asset Managed Municipals Fund

More on the fund’s investment strategies, investments and risks

The fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital.

Under normal circumstances, the fund invests at least 80% of its assets in municipal securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax but which may be subject to the federal alternative minimum tax.

The fund’s 80% policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment strategies may be changed without shareholder approval. The fund’s investment objective may also be changed without shareholder approval and on notice to shareholders.

Municipal securities

Municipal securities include debt obligations issued by any of the 50 states or their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income tax. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases, payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities, the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income tax. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes.

Legg Mason Western Asset Managed Municipals Fund	9

Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income tax.

Maturity

The fund will normally invest in securities that have remaining maturities at the time of purchase from one to more than thirty years.

Credit quality

The fund focuses on securities rated investment grade (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser). The fund may invest up to 20% of its assets in securities rated below investment grade, or, if unrated, determined to be below investment grade by the subadviser. Below investment grade securities are commonly referred to as “junk bonds.”

If a security is rated by multiple nationally recognized statistical rating organizations ("NRSROs") and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. Use of derivatives and similar instruments will be subject to the fund’s policy that under normal circumstances the fund invests at least 80% of its assets in municipal securities.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

As noted above, instead of investing directly in particular securities, the fund may use derivatives, such as futures contracts, synthetic instruments and other instruments that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

The fund’s subadviser may choose not to make use of derivatives.

10	Legg Mason Western Asset Managed Municipals Fund

More on the fund’s investment strategies, investments and risks cont’d

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal income tax. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g. bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on

Legg Mason Western Asset Managed Municipals Fund	11

these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

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More on the fund’s investment strategies, investments and risks cont’d

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•

Measure the potential impact of supply/demand imbalances for obligations of different states, the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that balance potential return and risk

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•

Seek to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In

Legg Mason Western Asset Managed Municipals Fund	13

response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund’s yield, may decline.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Rates of interest generated by a fund may decline due to a decrease in market interest rates.

Credit risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

The fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk bonds”. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

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More on the fund’s investment strategies, investments and risks cont’d

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase fund volatility. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Leveraging risk. The fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions or reverse repurchase agreements. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income tax. Unfavorable legislation, adverse interpretations by federal authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

Legg Mason Western Asset Managed Municipals Fund	15

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates. This may cause the fund’s share price to be more volatile.

Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, the fund will be more susceptible to negative events affecting those issuers.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities and can also have an adverse affect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of certain fixed income securities may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value.

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If

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More on the fund’s investment strategies, investments and risks cont’d a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its investment objective.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers' judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of March 31, 2012, LMPFA’s total assets under management were approximately $185.7 billion.

Western Asset Management Company (“Western Asset” ) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2012, the total assets under management of Western Asset and its supervised affiliates were approximately $446.7 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2012, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $643.3 billion.

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

Legg Mason Western Asset Managed Municipals Fund	17

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are David T. Fare, Stephen A. Walsh and Robert E. Amodeo. Mr. Fare has been a portfolio manager for the fund since 2004. Messrs. Walsh and Amodeo have been portfolio managers for the fund since 2007. Messrs. Fare, Walsh and Amodeo have been employed by Western Asset as portfolio managers for at least the past five years.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.55% on assets up to and including $500 million; 0.50% on the next $1 billion of assets; 0.45% on the next $1 billion of assets; and 0.40% on assets over $2.5 billion.

For the fiscal year ended February 29, 2012, the fund paid LMPFA an effective management fee of 0.44% of the fund’s average daily net assets for management services, after waivers and/or reimbursements.

A discussion regarding the basis for the Board of Trustees (the “Board”) approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended February 29, 2012.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.85% for Class FI shares and 0.60% for Class I shares, and total annual operating expenses for Class 1 shares are not expected to exceed total annual operating expenses for Class A shares less the 12b-1 differential of 0.15%, subject to recapture as described below. These arrangements are expected to continue until December 31, 2013, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limit described above or any other lower limit then in effect.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.65% for Class B shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I and Class 1 shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient

18	Legg Mason Western Asset Managed Municipals Fund

More on fund management cont’d

for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Legg Mason Western Asset Managed Municipals Fund	19

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares. Individual investors who held Class I shares prior to November 20, 2006 are permitted to make additional investments in Class I shares.

Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

When choosing between Class A and Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.

The fund no longer offers Class B shares for purchase by new or existing investors. Individual investors may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

20	Legg Mason Western Asset Managed Municipals Fund

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI shares. You may be required to provide appropriate documentation confirming your eligibility to invest in this share class. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012); waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class B

•   Closed to all new purchases

•   No initial sales charge

•   Contingent deferred sales charge declines over time

•   Converts to Class A after approximately 8 years

•   Generally higher annual expenses than Class A

		None	Up to 4.50% if you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	0.65% of average daily net assets	Class B shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I

•   No initial or contingent deferred sales charge

•   Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•   Generally lower annual expenses than the other classes

		None	None	None	Class I shares of funds sold by the distributor

Legg Mason Western Asset Managed Municipals Fund	21

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class 1	• Closed to all purchases and incoming exchanges • Generally lower annual expenses than Class A, Class B, Class C and Class FI	N/A	None	None	N/A

[1]	Ask your Service Agent about the funds available for exchange.

22	Legg Mason Western Asset Managed Municipals Fund

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1,000,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012), you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

Legg Mason Western Asset Managed Municipals Fund	23

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include toward your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Class B shares

The fund no longer offers Class B shares for purchase by new or existing investors. You may continue to hold those shares, but you may not add to your Class B share position except through dividend reinvestment. Class B shares are also available for incoming exchanges. Class B shares are issued at net asset value with no initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after Purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge (%)	4.5	4	3	2	1	0

LMIS will retain the contingent deferred sales charges. The fund pays annual distribution and/or service fees of up to 0.65% of the average daily net assets of Class B shares. Service Agents receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

24	Legg Mason Western Asset Managed Municipals Fund

Sales charges cont’d

Class B shares conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: at initial purchase	Shares issued: on reinvestment of dividends and distributions	Shares issued: upon exchange from another fund sold by LMIS
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

Class 1 shares

The fund no longer offers Class 1 shares for purchase by new or existing investors or for incoming exchanges. If you owned Class 1 shares on July 26, 2007, you may continue to hold those shares, but you may not add to your Class 1 share position except through dividend reinvestment.

Legg Mason Western Asset Managed Municipals Fund	25

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

26	Legg Mason Western Asset Managed Municipals Fund

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI and Class I shares.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries.

Class I shares

Class I shares are offered only to Institutional Investors and individual investors (investing directly with the fund) who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Individual investors who held Class I shares prior to November 20, 2006 are permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Class B shares

The fund no longer offers Class B shares for purchase by new or existing investors. Institutional Investors that own Class B shares may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Legg Mason Western Asset Managed Municipals Fund	27

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund or consult the SAI.

28	Legg Mason Western Asset Managed Municipals Fund

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of this prospectus titled “Institutional Investors — eligible investors” or contact your financial intermediary for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Funds that offer Class B shares may continue to make them available for incoming exchanges

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

Legg Mason Western Asset Managed Municipals Fund	29

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.
By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

30	Legg Mason Western Asset Managed Municipals Fund

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   Account number

Legg Mason Western Asset Managed Municipals Fund	31

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

•   Your shares must not be represented by certificates

•   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

32	Legg Mason Western Asset Managed Municipals Fund

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Are sending signed share certificates or stock powers to the transfer agent

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Legg Mason Western Asset Managed Municipals Fund	33

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 15 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI and Class I shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts at other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

Some shareholders who hold accounts in Classes A and B of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

34	Legg Mason Western Asset Managed Municipals Fund

Other things to know about transactions cont’d

All accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant

Legg Mason Western Asset Managed Municipals Fund	35

to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the fund.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

36	Legg Mason Western Asset Managed Municipals Fund

Dividends, distributions and taxes

Dividends and distributions

The fund pays dividends each month from its net investment income. The fund generally makes distributions of capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Unless you request otherwise dividends and capital gain distributions are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

If you own Class A or Class C shares and hold your shares directly with the fund, you may instruct the fund to have your distributions and/or dividends invested in Class A or Class C shares, respectively, of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000

•	The fund is available for sale in your state

To change your election to reinvest your dividends and distributions in shares of another fund, you must notify the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and distributions.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares in the fund through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. For other distributions, and when you redeem or exchange shares, you will generally have to pay federal income tax, as well as any other state and local taxes. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes. The following table summarizes the tax status to you of certain transactions related to the fund:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Exempt-interest dividends	Exempt from regular federal income tax
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund does not expect any distributions to be treated as qualified dividend income, which for taxable years beginning before January 1, 2013 is taxable to non-corporate shareholders at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends,

Legg Mason Western Asset Managed Municipals Fund	37

which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty).

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your distributions, dividends (including exempt-interest dividends), and redemption proceeds. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

38	Legg Mason Western Asset Managed Municipals Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be

Legg Mason Western Asset Managed Municipals Fund	39

significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

40	Legg Mason Western Asset Managed Municipals Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. No financial highlights are presented for Class FI shares because no Class FI shares were outstanding for the periods shown. The returns for Class FI shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2012[2]	2011	2010	2009	2008[3]
Net asset value, beginning of year	$14.99	$15.92	$14.39	$15.07	$15.67
Income (loss) from operations:
Net investment income	0.72	0.73	0.75	0.73	0.70
Net realized and unrealized gain (loss)	1.80	(0.93)	1.53	(0.69)	(0.60)
Total income (loss) from operations	2.52	(0.20)	2.28	0.04	0.10
Less distributions from:
Net investment income	(0.72)	(0.73)	(0.75)	(0.72)	(0.70)
Net realized gains	—	(0.00) [4]	—	—	—
Total distributions	(0.72)	(0.73)	(0.75)	(0.72)	(0.70)
Net asset value, end of year	$16.79	$14.99	$15.92	$14.39	$15.07
Total return[5]	17.21%	(1.32)%	16.13%	0.28%	0.60%
Net assets, end of year (millions)	$3,527	$3,581	$3,928	$3,129	$2,635
Ratios to average net assets:
Gross expenses	0.65%	0.64%	0.64%	0.66%	0.69%
Net expenses[6]	0.65	0.64	0.64	0.66 [7,8]	0.67 [7,8]
Net investment income	4.59	4.66	4.86	4.91	4.51
Portfolio turnover rate	14%	43%	40%	75%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2012.

[3]	For the year ended February 29, 2008.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Effective February 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes, and extraordinary expenses) to limit total annual operating expenses to 0.67% of average net assets for Class A until July 1, 2008.

Legg Mason Western Asset Managed Municipals Fund	41

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class B Shares[1]	2012[2]	2011	2010	2009	2008[3]
Net asset value, beginning of year	$15.02	$15.93	$14.40	$15.09	$15.69
Income (loss) from operations:
Net investment income	0.63	0.64	0.66	0.65	0.62
Net realized and unrealized gain (loss)	1.79	(0.93)	1.53	(0.69)	(0.60)
Proceeds from settlement of a regulatory matter	—	0.07	—	—	—
Total income (loss) from operations	2.42	(0.22)	2.19	(0.04)	0.02
Less distributions from:
Net investment income	(0.65)	(0.69)	(0.66)	(0.65)	(0.62)
Net realized gains	—	(0.00) [4]	—	—	—
Total distributions	(0.65)	(0.69)	(0.66)	(0.65)	(0.62)
Net asset value, end of year	$16.79	$15.02	$15.93	$14.40	$15.09
Total return[5]	16.50%	(1.46)%[6]	15.47%	(0.32)%	0.09%
Net assets, end of year (millions)	$64	$76	$103	$121	$153
Ratios to average net assets:
Gross expenses	1.26%	1.23%	1.22%	1.21%	1.23%
Net expenses[7]	1.26	1.23	1.22	1.20 [8,9]	1.18 [8,9]
Net investment income	3.98	4.06	4.30	4.35	4.00
Portfolio turnover rate	14%	43%	40%	75%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2012.

[3]	For the year ended February 29, 2008.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of contingent deferred sales charge, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been (1.92)%. Class B received $453,456 related to this distribution.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Effective February 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes, and extraordinary expenses) to limit total annual operating expenses to 1.18% of average net assets for Class B until July 1, 2008.

42	Legg Mason Western Asset Managed Municipals Fund

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2012[2]	2011	2010	2009	2008[3]
Net asset value, beginning of year	$15.00	$15.93	$14.40	$15.08	$15.68
Income (loss) from operations:
Net investment income	0.63	0.64	0.66	0.64	0.61
Net realized and unrealized gain (loss)	1.80	(0.93)	1.53	(0.68)	(0.60)
Total income (loss) from operations	2.43	(0.29)	2.19	(0.04)	0.01
Less distributions from:
Net investment income	(0.63)	(0.64)	(0.66)	(0.64)	(0.61)
Net realized gains	—	(0.00) [4]	—	—	—
Total distributions	(0.63)	(0.64)	(0.66)	(0.64)	(0.61)
Net asset value, end of year	$16.80	$15.00	$15.93	$14.40	$15.08
Total return[5]	16.55%	(1.88)%	15.49%	(0.27)%	0.04%
Net assets, end of year (millions)	$966	$908	$777	$466	$251
Ratios to average net assets:
Gross expenses	1.21%	1.20%	1.20%	1.21%	1.23%
Net expenses[6]	1.21	1.20	1.20	1.21	1.23 [7]
Net investment income	4.02	4.10	4.28	4.38	3.95
Portfolio turnover rate	14%	43%	40%	75%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2012.

[3]	For the year ended February 29, 2008.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of contingent deferred sales charge, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Western Asset Managed Municipals Fund	43

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2012[2]	2011	2010	2009	2008[3]
Net asset value, beginning of year	$15.01	$15.94	$14.41	$15.09	$15.69
Income (loss) from operations:
Net investment income	0.74	0.76	0.77	0.75	0.72
Net realized and unrealized gain (loss)	1.81	(0.94)	1.53	(0.68)	(0.59)
Total income (loss) from operations	2.55	(0.18)	2.30	0.07	0.13
Less distributions from:
Net investment income	(0.74)	(0.75)	(0.77)	(0.75)	(0.73)
Net realized gains	—	(0.00) [4]	—	—	—
Total distributions	(0.74)	(0.75)	(0.77)	(0.75)	(0.73)
Net asset value, end of year	$16.82	$15.01	$15.94	$14.41	$15.09
Total return[5]	17.42%	(1.19)%	16.30%	0.46%	0.78%
Net assets, end of year (millions)	$767	$624	$316	$167	$41
Ratios to average net assets:
Gross expenses	0.51%	0.49%	0.49%	0.49%	0.51%
Net expenses[6]	0.51 [7]	0.49 [7]	0.49 [7]	0.49 [8,9]	0.50 [8,9]
Net investment income	4.70	4.81	4.99	5.13	4.66
Portfolio turnover rate	14%	43%	40%	75%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2012.

[3]	For the year ended February 29, 2008.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares will not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Effective March 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes, and extraordinary expenses) to limit total annual operating expenses to 0.50% of average net assets for Class I until July 1, 2008.

44	Legg Mason Western Asset Managed Municipals Fund

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class 1 Shares[1]	2012[2]	2011	2010	2009	2008[3]
Net asset value, beginning of year	$14.94	$15.87	$14.34	$15.03	$15.62
Income (loss) from operations:
Net investment income	0.74	0.75	0.77	0.75	0.72
Net realized and unrealized gain (loss)	1.80	(0.93)	1.53	(0.70)	(0.59)
Total income (loss) from operations	2.54	(0.18)	2.30	0.05	0.13
Less distributions from:
Net investment income	(0.74)	(0.75)	(0.77)	(0.74)	(0.72)
Net realized gains	—	(0.00) [4]	—	—	—
Total distributions	(0.74)	(0.75)	(0.77)	(0.74)	(0.72)
Net asset value, end of year	$16.74	$14.94	$15.87	$14.34	$15.03
Total return[5]	17.42%	(1.20)%	16.34%	0.35%	0.77%
Net assets, end of year (millions)	$30	$29	$34	$33	$39
Ratios to average net assets:
Gross expenses	0.62%	0.62%	0.64%	0.65%	0.69%
Net expenses[6,7,8]	0.50	0.49	0.49	0.51	0.56
Net investment income	4.73	4.81	5.01	5.04	4.63
Portfolio turnover rate	14%	43%	40%	75%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2012.

[3]	For the year ended February 29, 2008.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, effective July 27, 2007, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping you Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

Legg Mason Funds Privacy and Security Notice cont’d

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

[These pages are not part of the Prospectus.]

Legg Mason Western Asset

Managed Municipals Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD0261ST 07/12

July 1, 2012

Prospectus

Legg Mason

Western Asset

California

Municipals

Fund

Class : Ticker Symbol

A	: SHRCX
B	: SCABX
C	: SCACX
FI
I	: LMCUX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2	Legg Mason Western Asset California Municipals Fund

Investment objective

The fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with the preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 21 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 65 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class FI	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price) (%)	4.25	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time) (%)	Generally, none	4.50	1.00	None	None
Small account fee[1]	$15	$15	$15	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment (%))
	Class A	Class B	Class C	Class FI	Class I
Management fees	0.49	0.49	0.49	0.49	0.49
Distribution and service (12b-1) fees	0.15	0.65	0.70	0.25	None
Other expenses	0.07	0.30	0.09	0.19[2]	0.10
Total annual fund operating expenses	0.71	1.44	1.28	0.93	0.59
Fees waived and/or expenses reimbursed	N/A	N/A	N/A	(0.08)[3]	—[3]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.71	1.44	1.28	0.85	0.59

[1]

If your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” for Class FI shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.85% for Class FI shares and 0.60% for Class I shares. These arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Legg Mason Western Asset California Municipals Fund	3

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	494	642	803	1,269
Class B (with redemption at end of period)	597	756	888	1,527
Class B (without redemption at end of period)	147	456	788	1,527
Class C (with redemption at end of period)	230	405	701	1,544
Class C (without redemption at end of period)	130	405	701	1,544
Class FI (with or without redemption at end of period)	87	289	507	1,137
Class I (with or without redemption at end of period)	60	189	330	739

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in California municipal securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax and California state personal income tax but which may be subject to the alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

The fund normally invests in intermediate-term and long-term municipal securities that have remaining maturities from one to more than thirty years at the time of purchase. The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments to the extent consistent with its 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives.” These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

4	Legg Mason Western Asset California Municipals Fund

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations.

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income or California state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than

Legg Mason Western Asset California Municipals Fund	5

anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Risk of investing in fewer issuers. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a small number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund. Also, the fund may be more volatile than a more geographically diverse fund.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.

Risks associated with focusing on investments in California municipal securities. The fund focuses its investments on California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal issuers. The recent economic downturn has had a severe and negative impact on the State of California, causing a significant deterioration in California’s economic base. California’s economic and fiscal problems heighten the risks of investing in California municipal securities, including the risks of downgrades, market illiquidity and issuer defaults.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its investment objective.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

These risks are discussed in more detail later in this Prospectus or in the SAI.

6	Legg Mason Western Asset California Municipals Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (09/30/2009): 9.19 Worst quarter (12/31/2008): (5.02) The year-to-date return as of the most recent calendar quarter, which ended 03/31/2012 was 3.15

Average annual total returns (for periods ended December 31, 2011) (%)
	1 year	5 years	10 years	Since inception	Inception date

Class A
Return before taxes	7.42	3.81	4.10
Return after taxes on distributions	7.42	3.80	4.09
Return after taxes on distributions and sale of fund shares	6.45	3.89	4.13

Other Classes (Return before taxes only)
Class B	6.91	4.05	4.12
Class C	10.60	4.13	3.97
Class I	12.36	N/A	N/A	4.80	03/02/2007
Barclays Capital California Municipal Bond Index (reflects no deduction for fees, expenses or taxes)[1]	12.26	5.04	5.32
Lipper California Municipal Debt Funds Category Average (reflects fees and expenses but no deduction for sales charges or taxes)[2]	11.72	3.59	4.37

[1]	For Class I shares, for the period from March 31, 2007 to December 31, 2011, the average annual total return of the Barclays Capital California Municipal Bond Index was 5.13%.
[2]	For Class I shares, for the period from March 31, 2007 to December 31, 2011, the average annual total return of the Lipper California Municipals Debt Funds Category Average was 3.64%.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A.

Legg Mason Western Asset California Municipals Fund	7

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Portfolio managers: David T. Fare, Stephen A. Walsh and Robert E. Amodeo. Mr. Fare has been a portfolio manager for the fund since 2004. Messrs. Walsh and Amodeo have been portfolio managers for the fund since 2007. These portfolio managers work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class B1	Class C	Class FI	Class I
General	1,000/50	1,000/50	1,000/50	N/A	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	1 million/None*
Systematic Investment Plans	50/50	50/50	50/50	N/A	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None	None/None
Eligible Investment Programs	None/None	N/A	N/A	None/None	None/None
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	1 million/None

[1]	Class B shares are not available for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.
*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Tax information

The fund intends to distribute income that is exempt from regular federal income and California state personal income taxes. Portions of the fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

8	Legg Mason Western Asset California Municipals Fund

More on the fund’s investment strategies, investments and risks

The fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with the preservation of capital.

Under normal circumstances, the fund invests at least 80% of its assets in California municipal securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax and California state personal income tax but which may be subject to the alternative minimum tax.

The fund’s 80% policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment strategies may be changed without shareholder approval. The fund’s investment objective may also be changed without shareholder approval and on notice to shareholders.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

California municipal securities

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and California state personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

California municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and California state personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or California state personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline

Legg Mason Western Asset California Municipals Fund	9

significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and California state personal income taxes. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than California.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to regular federal income and California state personal income taxes.

Maturity

The fund focuses primarily on intermediate-term and long-term municipal securities that have remaining maturities at the time of purchase from one to more than thirty years.

Credit quality

The fund focuses on securities rated investment grade (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser). The fund may invest up to 20% of its assets in securities rated below investment grade, or, if unrated, determined to be below investment grade by the subadviser. Below investment grade securities are commonly referred to as “junk bonds.”

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. Use of derivatives and similar instruments will be subject to the fund’s policy that under normal circumstances the fund invests at least 80% of its assets in California municipal securities.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself

10	Legg Mason Western Asset California Municipals Fund

More on the fund’s investment strategies, investments and risks cont’d and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

As noted above, instead of investing directly in particular securities, the fund may use derivatives, such as futures contracts, synthetic instruments and other instruments that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market. The fund may use one or more types of these instruments to the extent consistent with its 80% policy.

The fund’s subadviser may choose not to make use of derivatives.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal income tax. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Legg Mason Western Asset California Municipals Fund	11

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g. bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a

12	Legg Mason Western Asset California Municipals Fund

More on the fund’s investment strategies, investments and risks cont’d security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•	Consider the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates

•

Seek to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in

Legg Mason Western Asset California Municipals Fund	13

interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund’s yield, may decline.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Rates of interest generated by a fund may decline due to a decrease in market interest rates.

Credit risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

The fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or

14	Legg Mason Western Asset California Municipals Fund

More on the fund’s investment strategies, investments and risks cont’d

“junk bonds”. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase fund volatility. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Leveraging risk. The fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions or reverse repurchase agreements. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be

Legg Mason Western Asset California Municipals Fund	15

higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income and California state personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates. This may cause the fund’s share price to be more volatile.

Risk of investing in fewer issuers. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a small number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund. Also, the fund may be more volatile than a more geographically diverse fund.

Risks associated with focusing on investments in California municipal securities. The fund focuses its investments on California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal issuers. The recent economic downturn has had a severe and negative impact on the State of California. California has suffered job losses, significant foreclosures, a drop in housing prices and a severe contraction in new housing construction. Tax revenues have declined precipitously, resulting in large budget deficits and cash shortfalls. Issuers and guarantors of California municipal securities may experience a reduction in revenues as a result of these conditions. In addition, rising health care costs are increasing pension and retirement benefit costs. Reductions in federal funds and the expiration of temporary tax and fee increases could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in California often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of California municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality California municipal securities to purchase, the amount of the fund’s income that is subject to California taxes could increase. More detailed information about the economy of California may be found in the SAI.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and develop-

16	Legg Mason Western Asset California Municipals Fund

More on the fund’s investment strategies, investments and risks cont’d ments in those sectors can result in lower revenues to issuers of municipal securities and can also have an adverse affect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of certain fixed income securities may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value.

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its investment objective.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

Legg Mason Western Asset California Municipals Fund	17

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of March 31, 2012, LMPFA’s total assets under management were approximately $185.7 billion.

Western Asset Management Company (“Western Asset” ) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2012, the total assets under management of Western Asset and its supervised affiliates were approximately $446.7 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2012, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $643.3 billion.

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are David T. Fare, Stephen A. Walsh and Robert E. Amodeo. Mr. Fare has been a portfolio manager for the fund since 2004. Messrs. Walsh and Amodeo have been portfolio managers for the fund since 2007. Messrs. Fare, Walsh and Amodeo have been employed by Western Asset as portfolio managers for at least the past five years.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.50% on assets up to and including $500 million and 0.48% on assets over $500 million.

For the fiscal year ended February 29, 2012, the fund paid LMPFA an effective management fee of 0.49% of the fund’s average daily net assets for management services, after waivers and/or reimbursements.

A discussion regarding the basis for the Board of Trustees' (the "Board") approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended February 29, 2012.

18	Legg Mason Western Asset California Municipals Fund

More on fund management cont’d

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.85% for Class FI shares and 0.60% for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2013, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limit described above or any other lower limit then in effect.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.65% for Class B shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Legg Mason Western Asset California Municipals Fund	19

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Individual investors who invest directly with the fund and who meet the $1 million minimum initial investment requirement may purchase Class I shares. Individual investors who held Class I shares prior to November 20, 2006 are permitted to make additional investments in Class I shares.

Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

When choosing between Class A shares and Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares may not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.

The fund no longer offers Class B shares for purchase by new or existing investors. Individual investors may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

20	Legg Mason Western Asset California Municipals Fund

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI shares. You may be required to provide appropriate documentation confirming your eligibility to invest in this share class. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012); waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class B

•   Closed to all new purchases

•   No initial sales charge

•   Contingent deferred sales charge declines over time

•   Converts to Class A after approximately 8 years

•   Generally higher annual expenses than Class A

		None	Up to 4.50% if you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	0.65% of average daily net assets	Class B shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I

•   No initial or contingent deferred sales charge

•   Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•   Generally lower annual expenses than the other classes

		None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

Legg Mason Western Asset California Municipals Fund	21

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1,000,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012), you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

22	Legg Mason Western Asset California Municipals Fund

Sales charges cont’d

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include toward your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Class B shares

The fund no longer offers Class B shares for purchase by new or existing investors. You may continue to hold those shares, but you may not add to your Class B share position except through dividend reinvestment. Class B shares are also available for incoming exchanges. Class B shares are issued at net asset value with no initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after Purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge(%)	4.5	4	3	2	1	0

LMIS will retain the contingent deferred sales charges. The fund pays annual distribution and/or service fees of up to 0.65% of the average daily net assets of Class B shares. Service Agents receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

Legg Mason Western Asset California Municipals Fund	23

Class B shares conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: at initial purchase	Shares issued: on reinvestment of dividends and distributions	Shares issued: upon exchange from another fund sold by LMIS
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

24	Legg Mason Western Asset California Municipals Fund

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Legg Mason Western Asset California Municipals Fund	25

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI and Class I shares.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries.

Class I shares

Class I shares are offered only to Institutional Investors and individual investors (investing directly with the fund) who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Individual investors who held Class I shares prior to November 20, 2006 are permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Class B shares

The fund no longer offers Class B shares for purchase by new or existing investors. Institutional Investors that own Class B shares may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

26	Legg Mason Western Asset California Municipals Fund

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund or consult the SAI.

Legg Mason Western Asset California Municipals Fund	27
Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of this prospectus titled “Institutional Investors — eligible investors” or contact your financial intermediary for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Funds that offer Class B shares may continue to make them available for incoming exchanges

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

28	Legg Mason Western Asset California Municipals Fund

Exchanging shares cont’d

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.
By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Legg Mason Western Asset California Municipals Fund	29

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   Account number

30	Legg Mason Western Asset California Municipals Fund

Redeeming shares cont’d

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

•   Your shares must not be represented by certificates

•   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

Legg Mason Western Asset California Municipals Fund	31

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Are sending signed share certificates or stock powers to the transfer agent

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

32	Legg Mason Western Asset California Municipals Fund

Other things to know about transactions cont’d

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 15 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI and Class I shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts at other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

Some shareholders who hold accounts in Classes A and B of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

Legg Mason Western Asset California Municipals Fund	33

All accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

34	Legg Mason Western Asset California Municipals Fund

Other things to know about transactions cont’d

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the fund.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Legg Mason Western Asset California Municipals Fund	35

Dividends, distributions and taxes

Dividends and distributions

The fund pays dividends each month from its net investment income. The fund generally makes distributions of capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Unless you request otherwise, dividends and capital gain distributions are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the fund to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

If you own Class A or Class C shares and hold your shares directly with the fund, you may instruct the fund to have your distributions and/or dividends invested in Class A or Class C shares, respectively, of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000

•	The fund is available for sale in your state

To change your election to reinvest your dividends and distributions in shares of another fund, you must notify the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and distributions.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares in the fund through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from California municipal securities will also be exempt from California state personal income tax. For other distributions, and when you redeem or exchange shares, you will generally have to pay federal income tax, as well as any other state and local taxes. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes. The following table summarizes the tax status to you of certain transactions related to the fund:

Transaction	Federal tax status	California tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually capital gain or loss; long-term only if shares owned more than one year
Exempt-interest dividends	Exempt from regular federal income tax	Exempt form personal income taxes if from interest on California Municipal Securities
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund does not expect any distributions to be treated as qualified dividend income, which for taxable years beginning before January 1, 2013 is taxable to non-corporate shareholders at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are

36	Legg Mason Western Asset California Municipals Fund

Dividends, distributions and taxes cont’d

neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty).

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your distributions, dividends (including exempt-interest dividends), and redemption proceeds. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Legg Mason Western Asset California Municipals Fund	37

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

38	Legg Mason Western Asset California Municipals Fund

Share price cont’d

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Legg Mason Western Asset California Municipals Fund	39

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI shares because no Class FI shares were outstanding for the periods shown. The returns for Class FI shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2012[2]	2011	2010	2009	2008[3]
Net asset value, beginning of year	$15.29	$16.02	$15.17	$15.74	$16.60
Income (loss) from operations:
Net investment income	0.74	0.75	0.75	0.73	0.72
Net realized and unrealized gain (loss)	1.71	(0.73)	0.87	(0.58)	(0.86)
Total income (loss) from operations	2.45	0.02	1.62	0.15	(0.14)
Less distributions from:
Net investment income	(0.73)	(0.75)	(0.75)	(0.72)	(0.72)
Net realized gains	—	—	(0.02)	—	—
Total distributions	(0.73)	(0.75)	(0.77)	(0.72)	(0.72)
Net asset value, end of year	$17.01	$15.29	$16.02	$15.17	$15.74
Total return[4]	16.43%	0.04%	10.94%	0.96%	(0.94)%
Net assets, end of year (millions)	$570	$565	$679	$702	$657
Ratios to average net assets:
Gross expenses	0.71%	0.70%	0.69%	0.68%	0.70%
Net expenses[5]	0.71	0.70	0.69	0.68 [6,7]	0.68 [6,7]
Net investment income	4.60	4.71	4.77	4.66	4.39
Portfolio turnover rate	9%	19%	35%	58%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2012.

[3]	For the year ended February 29, 2008.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses to average net assets was limited to 0.68% from March 2, 2007 to July 1, 2008.

40	Legg Mason Western Asset California Municipals Fund

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class B Shares[1]	2012[2]	2011	2010	2009	2008[3]
Net asset value, beginning of year	$15.30	$15.99	$15.15	$15.72	$16.58
Income (loss) from operations:
Net investment income	0.62	0.65	0.65	0.64	0.63
Net realized and unrealized gain (loss)	1.71	(0.73)	0.87	(0.57)	(0.86)
Proceeds from settlement of a regulatory matter	—	0.09	—	—	—
Total income (loss) from operations	2.33	0.01	1.52	0.07	(0.23)
Less distributions from:
Net investment income	(0.71)	(0.70)	(0.66)	(0.64)	(0.63)
Net realized gains	—	—	(0.02)	—	—
Total distributions	(0.71)	(0.70)	(0.68)	(0.64)	(0.63)
Net asset value, end of year	$16.92	$15.30	$15.99	$15.15	$15.72
Total return[4]	15.57%	(0.01)%[5]	10.23%	0.41%	(1.47)%
Net assets, end of year (millions)	$6	$9	$16	$23	$32
Ratios to average net assets:
Gross expenses	1.44%	1.31%	1.28%	1.23%	1.23%
Net expenses[6]	1.44	1.31	1.28	1.22 [7,8]	1.21 [7,8]
Net investment income	3.89	4.08	4.19	4.11	3.85
Portfolio turnover rate	9%	19%	35%	58%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2012.

[3]	For the year ended February 29, 2008.

[4]

Performance figures, exclusive of contingent deferred sales charge, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been (0.60)%. Class B received $80,841 related to this distribution.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets was limited to 1.21% from March 2, 2007 to July 1, 2008.

Legg Mason Western Asset California Municipals Fund	41

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2012[2]	2011	2010	2009	2008[3]
Net asset value, beginning of year	$15.25	$15.98	$15.13	$15.70	$16.56
Income (loss) from operations:
Net investment income	0.65	0.66	0.66	0.64	0.63
Net realized and unrealized gain (loss)	1.71	(0.73)	0.87	(0.58)	(0.87)
Total income (loss) from operations	2.36	(0.07)	1.53	0.06	(0.24)
Less distributions from:
Net investment income	(0.64)	(0.66)	(0.66)	(0.63)	(0.62)
Net realized gains	—	—	(0.02)	—	—
Total distributions	(0.64)	(0.66)	(0.68)	(0.63)	(0.62)
Net asset value, end of year	$16.97	$15.25	$15.98	$15.13	$15.70
Total return[4]	15.80%	(0.53)%	10.33%	0.38%	(1.52)%
Net assets, end of year (millions)	$84	$77	$84	$71	$54
Ratios to average net assets:
Gross expenses	1.28%	1.26%	1.26%	1.24%	1.25%
Net expenses[5]	1.28	1.26	1.26	1.24	1.25
Net investment income	4.03	4.14	4.20	4.10	3.82
Portfolio turnover rate	9%	19%	35%	58%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2012.

[3]	For the year ended February 29, 2008.

[4]

Performance figures, exclusive of continegent deferred sales charge, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

42	Legg Mason Western Asset California Municipals Fund

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2012[2]	2011	2010	2009	2008[3]
Net asset value, beginning of year	$15.29	$16.02	$15.17	$15.74	$16.61
Income (loss) from operations:
Net investment income	0.76	0.77	0.77	0.74	0.70
Net realized and unrealized gain (loss)	1.73	(0.73)	0.87	(0.56)	(0.84)
Total income (loss) from operations	2.49	0.04	1.64	0.18	(0.14)
Less distributions from:
Net investment income	(0.76)	(0.77)	(0.77)	(0.75)	(0.73)
Net realized gains	—	—	(0.02)	—	—
Total distributions	(0.76)	(0.77)	(0.79)	(0.75)	(0.73)
Net asset value, end of year	$17.02	$15.29	$16.02	$15.17	$15.74
Total return[4]	16.64%	0.14%	11.09%	1.11%	(0.90)%
Net assets, end of year (millions)	$38	$27	$9	$6	$3
Ratios to average net assets:
Gross expenses	0.59%	0.57%	0.62%	0.52%	0.58%[5]
Net expenses[6]	0.59 [7,8]	0.57 [7]	0.56 [7,8]	0.52 [9]	0.54 [5,8,9]
Net investment income	4.71	4.84	4.89	4.81	4.37 [5]
Portfolio turnover rate	9%	19%	35%	58%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2012.

[3]	For the period March 2, 2007 (inception date) to February 29, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets was limited to 0.55% from March 2, 2007 to July 1, 2008.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping you Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

Legg Mason Funds Privacy and Security Notice cont’d

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

[These pages are not part of the Prospectus.]

Legg Mason Western Asset

California Municipals Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services — 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD0209ST 07/12

July 1, 2012

Legg Mason Partners Income Trust

Legg Mason Western Asset Managed Municipals Fund

Class A (SHMMX), Class B (SMMBX), Class C (SMMCX), Class I (SMMYX), Class FI and Class 1 (SMMOX)

Legg Mason Western Asset California Municipals Fund

Class A (SHRCX), Class B (SCABX), Class C (SCACX), Class I (LMCUX) and Class FI

55 Water Street

New York, New York 10041

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectuses of Legg Mason Western Asset Managed Municipals Fund (“Managed Municipals Fund”) and Legg Mason Western Asset California Municipals Fund (“California Municipals Fund” and, together with Managed Municipals Fund, the “funds”), each dated July 1, 2012, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the Prospectuses.

Each fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland statutory trust. Certain historical information with respect to a fund contained in this SAI for periods prior to April 16, 2007 is that of the fund’s predecessor. Prior to October 5, 2009, Managed Municipals Fund and California Municipals Fund were known as Legg Mason Partners Managed Municipals Fund and Legg Mason Partners California Municipals Fund, respectively. As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason fund complex, each of the funds assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007.

Additional information about each fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. Each fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund (each called a “Service Agent”), by writing or calling the Trust at the address or telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com, or by visiting the funds’ website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the sole and exclusive distributor for each fund.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this SAI in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectuses and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Managed Municipals Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

California Municipals Fund is classified as non-diversified under the 1940 Act.

Each fund’s Prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of each fund’s investment strategies in its Prospectus.

Investment Objectives

Managed Municipals Fund. The fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital.

California Municipals Fund. The fund seeks to provide California investors with as high a level of current income exempt from regular federal income taxes and California state personal income taxes as is consistent with prudent investment management and the preservation of capital.

Principal Investment Strategies and Certain Limitations

Following is a summary of the principal investment strategies and certain investment limitations of each of the funds.

Managed Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in municipal securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

The fund normally invests in intermediate-term and long-term municipal securities that have remaining maturities from one to more than thirty years at the time of purchase. The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

3

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments to the extent consistent with its 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

California Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in California municipal securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and California state personal income tax, but which may be subject to the alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

The fund normally invests in intermediate-term and long-term municipal securities that have remaining maturities from one to more than thirty years at the time of purchase. The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “junk bonds”).

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments to the extent consistent with its 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

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SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

Each fund’s principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by a fund. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “Municipal Bonds”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax (“AMT”).

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds

Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

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Under current federal income tax law, interest on Municipal Bonds issued after August 7, 1986 which are specified private activity bonds, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT, which is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”). For regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item. Although interest on all tax-exempt obligations (including private activity bonds) is generally included in “adjusted current earnings” of corporations for AMT purposes, interest on bonds issued in 2009 and 2010 generally is not included in adjusted current earnings.

Industrial Development Bonds

Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds

A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See the discussion of Structured Notes and Related Instruments.)

Municipal Leases

Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Participation Interests

Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by

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an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes

There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-exempt Commercial Paper

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments

Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable-or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

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Because of the variable rate nature of the instruments, when prevailing interest rates decline a fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

Custodial Receipts

Each fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Stand-By Commitments

A fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio. Under a stand-by commitment a dealer agrees to purchase, at a fund’s option, specified municipal obligations held by a fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

A fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. Each fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

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Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks associated with sources of liquidity or credit support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or a fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in a fund’s portfolio may be less liquid than that for taxable fixed income securities. Accordingly, the ability of a fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

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Taxable Municipal Obligations

The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer

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resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors.

Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

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Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

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Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

California and Other U.S. Territories

The following is a brief summary of certain factors affecting the economies of the state and territories listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each state’s or territory’s economy and finances, which may in turn affect the state’s or territory’s financial plan. These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s or territory’s control.

California.

California Municipals Fund intends to invest a high proportion of its assets in California municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by California Municipals Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of California municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of California, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the state of California’s credit and financial conditions, is based on information from statements of issuers of California municipal obligations, and does not purport to be complete. California Municipals Fund is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories.

Each of the funds may invest a portion of its assets in the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of

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territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. General obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning obligations of the government of Puerto Rico, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of Puerto Rico’s credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations (and, in the case of the above summary, other information issued by the commonwealth) and does not purport to be complete. The funds are not responsible for the accuracy, completeness or timeliness of this information.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles south-southeast of Tokyo, Japan. The population of Guam is projected to be 185,674 in July 2012. Guam’s unemployment rate has seen a sharp increase in recent years, jumping from 9.3% in September 2009 to 13.3% in March 2011.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, which has been a majority of visitors to Guam, represents the primary source of income for Guam’s economy. The March 2011 earthquake and tsunami have caused a decline in Japanese tourism, and that loss may continue in the near term. A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes. The U.S. military presence also affects economic activity on Guam in various ways. Economic, geopolitical, and other influences which are beyond

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Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C.

The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. The population of the U.S. Virgin Islands is projected to be 109,666 in July 2012.

With tourist visits of approximately two million annually, tourism accounts for a substantial portion of the Gross Domestic Product (GDP). A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the Territory, can adversely affect its tourism. Tourism-related services help increase private sector employment. Other private sector employment includes wholesale and retail trade, manufacturing (petroleum refining, rum distilling, watch assembly, pharmaceuticals, textiles and electronics), construction and mining. HOVENSA, one of the world’s largest petroleum refineries is located on the island of St. Croix and is the Territory’s largest private sector employer. International business and financial services are small but growing components of the economy. The agricultural sector is small, with most of the islands’ food being imported. The islands are vulnerable to substantial damage from storms. The global economic recession affected all sectors of the economy and had a negative effect on the employment rate.

Other Debt and Fixed Income Securities

A fund may invest in other debt and fixed income securities. These securities share three principal risks. First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Common types of these instruments, and their associated risks, are discussed below.

Bank Obligations

A fund may invest in all types of bank obligations, including certificates of deposit (“CDs”) and bankers’ acceptances. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations,

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U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Collateralized Debt Obligations

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of each fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

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The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and each fund’s Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

High Yield Securities

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a portfolio consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

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Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but the subadviser will consider the event in determining whether the fund should continue to hold the security.

Structured Notes and Related Instruments

“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as the Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as the Federal National Mortgage Association)); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation)). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

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A fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Zero Coupon and Pay-In-Kind Securities

A zero coupon bond is a security that makes no fixed interest payments but instead is issued at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A fund generally accrues income on zero coupon bonds prior to the receipt of cash payments. Since each fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that a fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Derivatives

General. Each fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). Each fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in the Prospectus, this SAI or by applicable law, each fund may purchase and sell any type of Financial

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Instrument. A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability and performance of derivative instruments, may make them more costly, and may limit or restrict their use by a fund.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the Securities and Exchange Commission (the “SEC”), the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the subadviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon a subadviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency. Even if a subadviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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The fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against the fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to the fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If the fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or

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make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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The fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. The fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, the fund continues to be subject to investment risk on the Financial Instrument. The fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

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Certain Financial Instruments transactions may have a leveraging effect on the fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to the fund.

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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (“OTC”) options and swaps, may be considered illiquid and therefore subject to the fund’s limitation on investments in illiquid securities.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the fund incurring substantial losses and/or not achieving anticipated gains.

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Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, the fund might be in a better position had it not attempted to hedge at all.

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Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

•	Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or

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otherwise comply with the terms of the contract. In the event of default by a counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since the fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

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Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including in a fund that invests largely in municipal securities.

Hedging. As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against

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price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

Options—Generally. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.

Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss. For example, if the market price of the security underlying a put option written by a fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and the fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a fund, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.

A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund

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writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Options on indices may, depending on circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

Futures strategies can be used to change the duration of a fund’s portfolio. If a subadviser wishes to shorten the duration of a fund’s portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a subadviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.

Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, the fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in

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these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline.

If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.

Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the subadviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Futures and options on futures are regulated by the CFTC. Each fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and, therefore, such person is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. On February 9, 2012, the CFTC adopted amendments to its rules that, upon effectiveness, may affect the ability of the funds to continue to claim this exclusion. Each fund would be limited in its ability to use futures or options on futures or engage in swaps transactions if it continued to claim the exclusion. If the fund were no longer able to claim the exclusion, the fund’s manager would likely become subject to registration and regulation as a commodity pool operator or the fund might be limited in the use of these transactions. The funds and the manager are continuing to analyze the effect of these rules changes on the fund.

Swaps, Caps, Floors and Collars. Each fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield or total return. A swap

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typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

Each fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap.

Each fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to a fund in the event of a default.

The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be set aside as cover, as described below. Each fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Combined Positions. Each fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Cover. Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” Each fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate or set aside on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods permitted under

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the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a fund may be engaged in at any time, the segregation of assets does not reduce the risks to a fund of entering into transactions in Financial Instruments.

Turnover. A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Illiquid Assets

A fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities and other assets that are illiquid. Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which they are being carried on a fund’s books. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale, certain derivative products and any repurchase transactions that do not mature within seven days. The fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board of Trustees (the “Board”) has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Repurchase Agreements

Under the terms of a typical repurchase agreement, a fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. All repurchase agreements entered into by a fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and a fund or its custodian shall have control of the collateral, which the subadviser believes will give the applicable fund a valid, perfected security interest in the collateral. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

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Pursuant to an exemptive order issued by the SEC, a fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to a fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Borrowings

A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When a fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund's assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that a fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Reverse Repurchase Agreements

Each fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by a fund and creates leverage in a fund’s portfolio. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

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The funds may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectus or this SAI, each fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Subordinated Securities

A fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are deemed by the subadviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Europe—Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen

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or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish a fund’s investment objective in relation to anticipated movements in the general level of interest rates, but a fund may also engage in short-term trading consistent with its investment objective.

New Investment Products

New types of derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, a fund expects to invest in those new types of securities and instruments that its subadviser believes may assist the fund in achieving its investment objective.

Alternative Investment Strategies and Temporary Investments

At times the subadviser may judge that conditions in the securities markets make pursuing a fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that the subadviser believes present less risk to the fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the subadviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.

Ratings as Investment Criteria

In general, the ratings of nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by a fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If a security is rated by different agencies and receives different ratings from these agencies, a fund will treat the security as being rated in the highest rating category received from an agency.

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If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets. In that case, a fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 bps if its yield goes up by 10 bps, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 bps if its yield goes up by 10 bps.

The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the subadviser may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration.

As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, a fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, the fund will continue to have investment risk with respect to the security loaned, as well as risk with

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respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund or portfolio a fee for use of the borrowed securities. The fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the subadviser determines to make loans, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

Commodity Exchange Act Registration

Each fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a "commodity pool operator" with respect to a fund under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to a fund under the Commodity Exchange Act. On February 9, 2012, the CFTC adopted amendments to its rules that, upon effectiveness, may affect the ability of the funds to continue to claim this exclusion. Each fund would be limited in its ability to use futures or options on futures or engage in swaps transactions if it continued to claim the exclusion. If a fund were no longer able to claim the exclusion, the fund’s manager would likely become subject to registration and regulation as a commodity pool operator or the fund might be limited in the use of these transactions. The funds and the manager are continuing to analyze the effect of these rules changes on the funds.

INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of a fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the voting securities of the fund are present in person or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Each fund’s investment objective is non-fundamental.

Fundamental Investment Policies

Each fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

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(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently neither fund contemplates borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the

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acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. Each fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related

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to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries or groups of industries. Each fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Additional Fundamental Investment Policies

Managed Municipals Fund may not, under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes. Managed Municipals Fund considers any investments in municipal obligations that pay interest subject to the AMT as part of the 80% of Managed Municipals Fund’s assets to be invested in municipal securities.

California Municipals Fund may not, under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes) in California municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and California personal income taxes. California Municipals Fund considers any investments in municipal obligations that pay interest subject to the AMT as part of the 80% of California Municipals Fund’s assets to be invested in municipal securities.

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Non-Fundamental Investment Policy

Under a non-fundamental investment policy adopted by the Trust, neither fund may purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Diversification

Managed Municipals Fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

California Municipals Fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, a non-diversified fund is subject to greater risk than a diversified fund. Under the 1940 Act, a fund may change its classification from non-diversified to diversified without shareholder approval.

PORTFOLIO TURNOVER

For reporting purposes, each fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by a fund. To the extent the portfolio trading results in realization of capital gains, shareholders will receive distributions of such gains in the form of a taxable ordinary or capital gain dividend.

Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended February 28, 2011 and February 29, 2012, each fund’s portfolio turnover rates were as follows:

Fund	2011 (%)	2012 (%)
Managed Municipals Fund	43	14
California Municipals Fund	19	9

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MANAGEMENT

The business and affairs of the funds are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Trustee of the funds who is not an “interested person” of the funds (an “Independent Trustee”)) is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the funds is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees#:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	57

World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter)

(1998 to 2008)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A & M University (2009 to 2010); A.P. Wiley Professor, Texas A & M University (2001 to 2008); Interim Chancellor, Texas A & M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)	57	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

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Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)	57	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)	57	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	57

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc.

(1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	57	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Babson Distinguished Professor of Finance, Babson College (since 1992)	57	None

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Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Susan M. Heilbron Born 1945	Trustee	Since 1994	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)	57	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	57	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	57

Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology)

(2004 to 2006); formerly, Director,

Digital Net

Holdings, Inc.

(2003 to 2004); formerly, Director, Comshare, Inc. (information technology)

(1985 to 2003)

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Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	57	None
Interested Trustee and Officer:

R. Jay Gerken Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)	161	None

#	Trustees who are not “interested persons” of the funds within the meaning of Section 2(a) (19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Mr. Gerken is an “interested person” of the funds, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers:

Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams Born 1979 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer	Since 2011	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002)

Richard F. Sennett Born 1970 100 International Drive Baltimore, MD 21202	Principal Financial Officer	Since 2011	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

James Crowley Born 1966 55 Water Street New York, NY 10041	Treasurer	Since 2011	Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Vice President and Controller within the Global Oversight group for certain mutual funds associated with Legg Mason & Co. or its affiliates (2010 to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (2006 to 2010)

Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

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Each of the Trustees previously served as a trustee or director of certain predecessor funds in the Legg Mason-sponsored fund complex, and each Trustee was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in fixed income securities, including the funds, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing fixed income mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Trustees were selected to join the Board based upon the following as to each Board Member: his or her contribution as a board member of predecessor funds; such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Trustee other than Mr. Gerken, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Gerken, his status as a representative of Legg Mason.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the funds, as well as the perspectives gained from the Trustee’s service on the board of the applicable predecessor fund. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Dr. Cocanougher, academic leadership experience and background in business and finance and experience as a board member of various business and non-profit organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Mr. Finn, investment management experience as an executive, consultant and portfolio manager; Mr. Gross, accounting background and experience as an officer and board member of various organizations; Mr. Hanson, experience in academic leadership; Dr. Harrington, background in investment and finance; Ms. Heilbron, legal background and experience, business and consulting experience and experience as a board member of public companies; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Dr. Merten, academic leadership experience, background in investments and finance, and board experience; Dr. Pettit, economic and finance background and academic management experience; and Mr. Gerken, investment management experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. Mr. Gerken serves as Chairman of the Board. Mr. Gerken is an interested person of the funds. Independent Trustees constitute more than 75% of the Board.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee), and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance and Performance Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. The chair of the Governance Committee serves as Lead Independent Trustee (the “Lead Trustee”). Where deemed appropriate, the Board constitutes ad hoc committees.

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The Lead Trustee and the chairs of the Audit and Performance Committees work with the Chairman of the Board to set the agendas for Board and committee meetings. The Lead Trustee also serves as a key point person for dealings between management and the Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the funds have effective and independent governance and oversight. The Board also has determined that due to the multiple board structure of the fund complex, a single chair for all of the boards in the fund complex is effective and promotes efficiencies, and that therefore the Board’s leadership structure is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including each fund’s subadviser.

The Audit Committee oversees, among other things, the scope of each fund’s audit, each fund’s accounting and financial reporting policies and practices and the internal controls over financial accounting and reporting. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of

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service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of each fund’s investment management and subadvisory arrangements.

As an integral part of its responsibility for oversight of the funds in the interests of shareholders, the Board oversees risk management of each fund’s investment programs and business affairs. The Board has emphasized to each fund’s manager and subadviser the importance of maintaining vigorous risk management. The manager and the subadviser also have their own independent interest in risk management and in maintaining risk management programs. Oversight of the risk management process is part of the Board’s general oversight of each fund and its service providers. The Board exercises oversight of the risk management process primarily through the Performance Committee and the Audit Committee, and through oversight by the Board itself.

The funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. Under the overall oversight of the Board or the applicable committee, the funds, or the manager, each fund’s subadviser, and the affiliates of the manager and the subadviser, or other service providers to each fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including each fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the subadviser and other service providers such as each fund’s independent accountants, also make periodic reports to the Performance Committee or Audit Committee or to the Board, pursuant to the committee’s or Board’s request, with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board met five times during the funds’ fiscal year ended February 29, 2012. Each of the Audit, Governance and Performance Committees met four, four, four and one times during the funds’ last fiscal year.

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The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2011.

Name of Trustee	Dollar Range of Equity Securities in Managed Municipals Fund ($)	Dollar Range of Equity Securities in California Municipals Fund ($)	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee ($)
Independent Trustees
Elliott J. Berv	None	None	None
A. Benton Cocanougher	50,001-100,000	None	Over 100,000
Jane F. Dasher	None	None	Over 100,000
Mark T. Finn	None	None	Over 100,000
Stephen Randolph Gross	None	None	Over 100,000
Richard E. Hanson, Jr.	None	None	Over 100,000
Diana R. Harrington	None	None	Over 100,000
Susan M. Heilbron	None	None	Over 100,000
Susan B. Kerley	None	None	Over 100,000
Alan G. Merten	None	None	Over 100,000
R. Richardson Pettit	None	None	Over 100,000

Interested Trustee
R. Jay Gerken	None	None	Over 100,000

As of December 31, 2011, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the funds’ manager, subadviser or distributor, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The Lead Trustee receives an additional $30,000 per year and each of the Chairs of the Audit Committee and Performance Committee receives an additional $15,000 per year. Each of the other members of the Performance Committee receives an additional $10,000 per year in connection with the annual consideration of the funds’ advisory, subadvisory and distribution arrangements.

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Information regarding compensation paid to the Trustees is shown below:

Name of Trustee	Aggregate Compensation for Fiscal Year Ended February 29, 2012		Total Pension or Retirement Benefits Paid as Part of Fund Expenses ($) For Fiscal Year Ended February 29, 2012(3)	Total Compensation from the Fund Complex Paid to Trustee for Calendar Year Ended December 31, 2011($)	Number of Portfolios in Fund Complex Overseen by Trustee for Fiscal Year Ended February 29, 2012
	Managed Municipals Fund ($)	California Municipals Fund ($)
Independent Trustees:
Elliott J. Berv	7,675	1,003	None	250,000	57
A. Benton Cocanougher	7,675	1,003	None	257,500	57
Jane F. Dasher	7,675	1,003	None	250,000	57
Mark T. Finn	7,675	1,003	None	250,000	57
Rainer Greeven(1)	3,916	509	None	250,000	57
Stephen Randolph Gross	7,675	1,003	None	253,750	57
Richard E. Hanson, Jr.	7,675	1,003	None	250,000	57
Diana R. Harrington	8,127	1,062	None	265,000	57
Susan M. Heilbron	7,675	1,003	None	250,000	57
Susan B. Kerley	7,675	1,003	None	250,000	57
Alan G. Merten	8,578	1,121	None	272,500	57
R. Richardson Pettit	8,127	1,062	None	261,250	57

Interested Trustee:
R. Jay Gerken(2)	None	None	None	None	160

(1)	Rainer Greeven retired from his position as a Trustee of the Trust on November 15, 2011.
(2)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.
(3)	Pursuant to prior retirement plans, the Managed Municipals Fund and California Municipals Fund made payments to former trustees for the fiscal year ended February 29, 2012 of $32,072 and 7,585.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

As of June 11, 2012, the Trustees and officers of the funds, as a group, owned less than 1% of the outstanding shares of each class of each fund.

To the knowledge of the funds, as of June 11, 2012, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of the applicable class of each fund:

Fund/Class	Name and Address	Percent of Class (%)
California Municipals Fund Class B	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	34.50%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	14.20%

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Fund/Class	Name and Address	Percent of Class (%)
	BNY Mellon Investment Servicing (US) Inc FBO Primerica Financial Services 760 Moore Rd King of Prussia PA 19406-1212	12.41%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	11.30%

	UBS WM USA 0O0 11011 6100 OMNI Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	8.38%

California Municipals Fund Class A	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	51.97%

	Morgan Stanley & Co Inc Attn Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	12.91%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	7.71%

	UBS WM USA 0O0 11011 6100 OMNI Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	5.22%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	5.05%

California Municipals Fund Class C	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	60.53%

	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246-6484	9.17%

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Fund/Class	Name and Address	Percent of Class (%)
	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	6.37%

	Morgan Stanley & Co Inc Attn Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	5.96%

California Municipals Fund Class I	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	40.48%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	22.87%

	Morgan Stanley & Co Inc Attn Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	17.10%

	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246-6484	12.86%

Managed Municipals Fund Class 1	BNY Mellon Investment Servicing (US) Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia PA 19406-1212	100.00%

Managed Municipals Fund Class A	Morgan Stanley & Co Inc Attn Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	31.72%

	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	16.77%

	UBS WM USA 0O0 11011 6100 OMNI Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	8.61%

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Fund/Class	Name and Address	Percent of Class (%)
	Bny Mellon Investment Servicing (US) Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia PA 19406-1212	7.05%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	5.77%

	American Enterprise Investment SVC FBO # 41999970 707 2nd Ave S Minneapolis MN 55402-2405	5.64%

Managed Municipals Fund Class B	BNY Mellon Investment Servicing (US) Inc FBO Primerica Financial Services 760 Moore Rd King Of Prussia PA 19406-1212	29.74%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	20.99%

	Morgan Stanley & Co Inc Attn Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	12.18%

	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246-6484	7.22%

	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	6.35%

Managed Municipals Fund Class C	Morgan Stanley & Co Inc Attn Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	28.52%

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Fund/Class	Name and Address	Percent of Class (%)
	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246-6484	21.95%

	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	12.62%

	UBS WM USA 0O0 11011 6100 OMNI Account M/F Attn: Department Manager 499 Washington Blvd FL 9 Jersey City NJ 07310-2055	8.02%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	6.85%

	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	5.52%

Managed Municipals Fund Class I	Morgan Stanley & Co Inc Attn Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	29.46%

	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246-6484	23.34%

	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	14.38%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street ST Louis MO 63103-2523	8.56%

Managed Municipals Fund Class I	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	7.22%

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INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the funds and provides certain oversight services to the funds, in each case pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund necessary for the operation of the fund, such as (i) supervising the overall administration of each fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

Each Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under Managed Municipals Fund’s Management Agreement, the manager received an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate (%)
First $500 million	0.55
Next $1 billion	0.50
Next $1 billion	0.45
Over $2.5 billion	0.40

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For its services under California Municipals Fund’s Management Agreement, the manager received an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate (%)
First $500 million	0.50
Over $500 million	0.48

For the fiscal years ended February 28, 2010, February 28, 2011 and February 29, 2012, the fund paid management fees to LMPFA as follows:

Fund	Fiscal Year Ended	Gross Management Fees ($)	Management Fees Waived/ Expenses Reimbursed ($)	Net Management Fees (after waivers/expense reimbursements) ($)
Managed Municipals Fund	February 28, 2010	20,440,536	(48,005)	20,392,531
	February 28, 2011	24,800,129	(44,272)	24,755,857
	February 29, 2012	23,029,471	(37,603)	22,991,868
California Municipals Fund	February 28, 2010	3,904,116	(3,758)	3,900,358
	February 28, 2011	3,708,494	0	3,708,494
	February 29, 2012	3,362,509	(1,076)	3,361,433

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund as subadviser pursuant to a subadvisory agreement (each, a “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides investment research, advice, management and supervision; furnishes a continuous investment program consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under a Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

Each Subadvisory Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually with respect to a fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate each Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate each Subadvisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Subadvisory Agreement upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Subadvisory Agreement except with the subadviser’s consent.

Each Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

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As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by each fund, net of any waivers and expense reimbursements.

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for each of the funds. Unless noted otherwise, all information is provided as of February 29, 2012.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Managed Municipals Fund

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ in billions)
David T. Fare	Registered investment companies	16	10.2	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	12	175.6	7.6	18.2

Robert E. Amodeo	Registered investment companies	24	14.5	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	26	3.8	None	None

Stephen A. Walsh	Registered investment companies	99	155.6	None	None
	Other pooled investment vehicles	208	106.8	6	0.87
	Other accounts	742	175.6	76	18.2

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California Municipals Fund

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ in billions)
David T. Fare	Registered investment companies	16	14.9	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	12	1.8	None	None
	Registered investment companies	24	19.2	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	12	1.8	None	None

Stephen A. Walsh	Registered investment companies	99	160.2	None	None
	Other pooled investment vehicles	208	106.8	6	0.87
	Other accounts	742	175.6	76	18.2

Portfolio Manager Compensation

With respect to the compensation of portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

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Conflicts of Interest

The manager, subadviser and portfolio managers have interests which conflict with the interests of the funds. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the funds will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services. These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

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Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of portfolio securities by each portfolio manager as of February 29, 2012.

Managed Municipals Fund

Portfolio Manager	Dollar Range of Ownership of Securities ($)
David T. Fare	None
Robert E. Amodeo	None
Stephen A. Walsh	100,001 - 500,000

California Municipals Fund

Portfolio Manager	Dollar Range of Ownership of Securities ($)
David T. Fare	None
Robert E. Amodeo	None
Stephen A. Walsh	100,001 - 500,000

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs (including interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents,

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registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, members of the Board and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense limitation and/or reimburse operating expenses for one or more classes of shares. Any such expense limitations and/or reimbursements are described in a fund’s Prospectus. The expense limitations and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Some of these arrangements do not cover interest expenses.

These arrangements may be reduced or terminated under certain circumstances.

In order to implement an expense limitation, the manager will, as necessary, waive management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the class’ expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of the relevant fund, in the class’ total annual operating expenses exceeding such expense limitation or any lower limit then in effect.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. The distributor offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by the distributor.

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The Distribution Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances are described in each fund’s Prospectus.

Dealer Commissions and Concessions

From time to time, the funds’ distributor or the manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the funds or a managed account strategy of which a fund is part. Such concessions provided by the funds’ distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the funds’ distributor or manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Services and Distribution Plan

The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, a fund may pay monthly fees to LMIS at an annual rate not to exceed the percentage set forth below of the average daily net assets of each class indicated. Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fund	Class	Fee (%)
Managed Municipals Fund	A	0.15
	B	0.65
	C	0.70
	FI	0.25
California Municipals Fund	A	0.15
	B	0.65
	C	0.70
	FI	0.25

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the funds, for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. Each fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of

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sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, a fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to a fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the funds for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

The following service and distribution fees were incurred by the funds pursuant to the distribution plan in effect during the fiscal year ended February 29, 2012:

Fiscal Year Ended February 29, 2012($)
Managed Municipals Fund
Class A	5,288,059
Class B	447,877
Class C	6,370,975

California Municipals Fund
Class A	842,527
Class B	43,696
Class C	547,786

No information is presented for Class FI shares of the funds because no shares of those classes were outstanding during the fiscal year ended February 29, 2012.

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For the fiscal year ended February 29, 2012, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Expenses ($)
Managed Municipals Fund
Class A	5,284,899	0	N/A	N/A	5,284,899
Class B	271,681	15,478	13,839	101	301,100
Class C	5,012,761	542,580	725,440	1,218	6,281,999

California Municipals Fund
Class A	842,039	0	N/A	N/A	842,039
Class B	13,779	1,897	1,020	4	16,700
Class C	497,434	20,304	44,207	37	561,982

No information is presented for Class FI shares of the funds because no shares of those classes were outstanding during the fiscal year ended February 29, 2012.

Sales Charges

The following expenses were incurred during the periods indicated:

Initial Sales Charges

The aggregate dollar amount of commissions on shares received by the distributor during the fiscal years ended February 28, 2010, February 28, 2011 and February 29, 2012 were as follows:

Class A Shares

For the fiscal year ended	LMIS ($)
Managed Municipals Fund
February 28, 2010	783,538
February 28, 2011	866,943
February 29, 2012	486,000

California Municipals Fund
February 28, 2010	49,925
February 28, 2011	42,198
February 29, 2012	53,000

Contingent Deferred Sales Charges

The aggregate dollar amount of contingent deferred sales charges received by LMIS were as follows:

Class A Shares

For the fiscal year ended	LMIS ($)
Managed Municipals Fund
February 28, 2010	110,622
February 28, 2011	121,566
February 29, 2012	114,000

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For the fiscal year ended	LMIS ($)
California Municipals Fund
February 28, 2010	18,140
February 28, 2011	823
February 29, 2012	2,000

Class B Shares

For the fiscal year ended	LMIS ($)
Managed Municipals Fund
February 28, 2010	110,060
February 28, 2011	97,427
February 29, 2012	172,000

California Municipals Fund
February 28, 2010	21,386
February 28, 2011	10,340
February 29, 2012	16,000

Class C Shares

For the fiscal year ended	LMIS ($)
Managed Municipals Fund
February 28, 2010	169,286
February 28, 2011	234,835
February 29, 2012	127,000

California Municipals Fund
February 28, 2010	40,156
February 28, 2011	6,706
February 29, 2012	7,000

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds. State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the funds’ securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS” or the “transfer agent”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the funds’ transfer agent. Under the transfer agency agreement with BFDS, BFDS maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month and is reimbursed for out-of-pocket expenses.

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BNY Mellon Asset Servicing (US) Inc. (“BNY”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as co-transfer agent with BFDS with respect to shares purchased by clients of certain service providers. Under the co-transfer agency agreement with BNY, BNY maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month and is reimbursed for out-of-pocket expenses.

Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to the funds.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154 has been selected to audit and report upon each fund’s financial statements and financial highlights for the fiscal year ending February 28, 2013.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the funds, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict, of interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds, the manager, the subadviser, and the distributor are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

The manager delegates the responsibility for voting proxies for each fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, the manager does not expect to have proxy-voting responsibility for the funds. Should the manager become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, the manager will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of the manager (or its affiliates if such conflict is known to persons responsible for voting at the manager) and a fund, the board of directors of the manager will consider how to address the conflict and/or how to vote the proxies. The manager will maintain records of all proxy votes in accordance with applicable securities

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laws and regulations, to the extent that the manager votes proxies. The manager will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s portfolio securities are voted and are attached as Appendix D to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge: (1) by calling 1-877-721-1926, (2) on the funds’ website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See a fund’s Prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in each fund’s Prospectus.

The distributor and Service Agents may receive a portion of the sales charge as described in a fund’s Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 18 months of purchase (12 months for shares purchased prior to August 1, 2012). The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason; (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”); (iii) current employees of Legg Mason and its subsidiaries; (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21); and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The funds reserve the right to waive or change minimums, to decline any order to purchase shares and to suspend the offering of shares from time to time.

Class B Shares. The funds no longer offer Class B shares for purchase by new or existing investors. You may continue to hold those shares, but you may not add to your Class B share position except through dividend

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reinvestment. Class B shares are also available for incoming exchanges. Class B shares are issued at net asset value with no initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class C Shares. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class FI and Class I Shares. Class FI and Class I shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

The following persons are eligible to purchase Class I shares of a fund: (i) current employees of the fund’s manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of Legg Mason; (iii) current and former board members of Legg Mason; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Class 1 Shares. Effective July 27, 2007, Class 1 shares of Managed Municipals Fund were closed to all new purchases.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see each fund’s Prospectus.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Systematic Investment Plan

Shareholders may purchase additional Class A and Class C shares of a fund through a service known as the Systematic Investment Plan. For information about the Systematic Investment Plan, please see each fund’s Prospectus. A shareholder who has insufficient funds to complete a pre-authorized transfer may be charged a fee of up to $25 by a Service Agent or the transfer agent. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons, and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements or other arrangements with the distributor, and to the immediate families of such persons or a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise;

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(d) purchases by shareholders who have redeemed Class A shares in a fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Accumulation Privilege—Please see each fund’s Prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts, as follows:

(1) $100,000

(2) $250,000

(3) $500,000

(4) $750,000

(5) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of certain money market funds acquired by exchange from other funds offered with a sales charge and sold by the distributor may be credited toward your Asset Level Goal.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

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Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares, as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal, whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares. The funds no longer offer Class B shares for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges

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Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase (or 12 months for shares purchased prior to August 1, 2012). Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in each fund’s Prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of a fund with any investment company by merger, acquisition of assets or otherwise; and (f) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

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Determination of Public Offering Price

Each fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of a fund, as applicable, is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, Class B and Class C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of each fund, based on the net asset value (“NAV”) of a share of each fund as of February 29, 2012:

Managed Municipals Fund

Class A (based on a NAV of $16.74 and a maximum initial sales charge of 5.75%)	$17.54

California Municipals Fund

Class A (based on a NAV of $17.01 and a maximum initial sales charge of 4.25%)	$17.77

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of a fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders, as described in each fund’s Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional

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information shareholders should contact their Service Agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the applicable fund’s Prospectus. Securities issued as a distribution in kind may incur transaction costs when shareholders subsequently sell those securities, and the market price of those securities will be subject to fluctuation until they are sold.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Each fund’s Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. Each fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

The funds no longer offer Class B shares for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent trading of fund shares” in each fund’s Prospectus.

During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

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VALUATION OF SHARES

The net asset value per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see each fund’s Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s portfolio decisions and the placing of each fund’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to the Subadvisory Agreements, a subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a fund and/or the other accounts over which a subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduced its expenses as a fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to a subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions.

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In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of a subadviser’s other clients. Investment decisions for a fund and for a subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser's procedures, portfolio managers and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended February 29, 2012, the funds did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Aggregate Brokerage Commissions Paid

For the fiscal years ended February 28, 2010, February 28, 2011 and February 29, 2012, the funds paid aggregate brokerage commissions for portfolio transactions as set out below:

Fund	Aggregate Brokerage Commissions Paid ($)
Managed Municipals Fund
2010	47,970
2011	234,585
2012	21,827

California Municipals Fund
2010	7,593
2011	13,650
2012	2,724

LMIS is an underwriter of the funds under the 1940 Act. For the fiscal years ended February 28, 2010, February 28, 2011 and February 29, 2012, no fund paid any brokerage commissions to LMIS or its affiliates.

During the fiscal year ended February 29, 2012, neither fund held securities issued by the fund's regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

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General rules/Website disclosure

The policy provides that information regarding a fund’s portfolio holdings may be shared at any time with employees of the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). With respect to non-money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The funds currently disclose their complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Ongoing arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

Set forth below is a list, as of March 31, 2012, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
A.S.A.P. Advisor Services, Inc.	Quarterly	8-10 Days after Quarter-End
Bloomberg L.P.	Quarterly	Sent 6 Business Days after Quarter-End
Lipper Analytical Services Corp.	Quarterly	Sent 6 Business Days after Quarter-End
Morningstar	Quarterly	Sent 8-10 Days after Quarter-End
Institutional Shareholder Services (Proxy Voting Services)	As necessary	None
Thomson/Vestek	Daily	None
FactSet	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protegent (formerly Dataware)	Daily	None
ITG	Daily	None
The Northern Trust Company	Daily	None
Middle Office Solutions, LLC	Daily	None
NaviSite, Inc.	Daily	None

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Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan Associates	Quarterly	Sent 8-10 Days after Quarter-End
Mercer LLC	Quarterly	Sent 8-10 Days after Quarter-End
eVestment Alliance	Quarterly	Sent 8-10 Days after Quarter-End
Rogerscasey	Quarterly	Sent 8-10 Days after Quarter-End
Cambridge Associates LLC	Quarterly	Sent 8-10 Days after Quarter-End
Wilshire Associates Inc.	Quarterly	Sent 8-10 Days after Quarter-End
Informa Investment Solutions	Quarterly	Sent 8-10 Days after Quarter-End
Prima Capital	Quarterly	Sent 8-10 Days after Quarter-End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End
Quantitative Services Group	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	Sent 8-10 Days after Quarter-End
Broadridge	Daily	None
DST Global Solutions Limited	Monthly	Sent 6 Business Days after Month-End
Interactive Data Corp.	Daily	None
Citigroup Global Markets Inc.	Daily	None
Glass Lewis & Co.	Daily	None
Fidelity	Quarterly	5 Business Days

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of limited portfolio holdings information

In addition to the ongoing arrangements described above, a fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with

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the policy. By way of illustration and not of limitation, release of non-public information about a fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the policy

A fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

Limitations of policy

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or a subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or a subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

DIVIDENDS AND DISTRIBUTIONS

Each fund’s policy is to declare dividends daily and pay dividends, if any, monthly. Dividends from net realized capital gains, if any, will be distributed annually. Each fund may also pay additional dividends before

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December 31 each year from certain amounts of undistributed ordinary income and capital gains in order to avoid federal income and excise tax liability. If a shareholder does not provide instructions to the contrary, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same class at net asset value, with no additional sales charge or contingent deferred sales charge. A shareholder may change the option at any time by notifying his or her Service Agent.

The per share amounts of the exempt-interest dividends on Class B and Class C shares may be lower than on Class 1, Class A and Class I shares, mainly as a result of the distribution fees applicable to Class B and Class C shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class I shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same for all classes of a fund’s shares (A, B, C, I, FI and 1).

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the funds and their shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in a fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

A fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, each fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the

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taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, a fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the applicable fund’s distributions, to the extent derived from the fund’s current and accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) for taxable years beginning on or before December 31, 2012, to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a fund may cure a failure to qualify as a regulated investment company, but in order to do so the fund may incur significant fund-level taxes and may be forced to dispose of certain assets. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The funds anticipate that they will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

A fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause each fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as

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if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a fund for more than one year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to a fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the fund, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Capital Loss Carryforwards. On February 29, 2012, the unused capital loss carryforwards of the funds were as follows:

Capital Loss Carryforwards ($)
Managed Municipals Fund	138,089,543

California Municipals Fund	47,991,068

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For U.S. federal income tax purposes, a fund’s unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”), are available to be applied against future capital gains, if any, realized by the fund prior to the expiration of the carryforwards. Those carryforwards expire as follows:

Managed Municipals Fund	Amount of Capital Loss Carryforward that Expires ($)
2013	20,902,131
2014	33,168,998
2018	26,456,127
2019	57,562,287

California Municipals Fund	Amount of Capital Loss Carryforward that Expires ($)
2013	7,928,805
2014	1,417,903
2018	33,351,742
2019	5,292,618

Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 losses”) may be carried forward without limit, and such carryforwards must be fully utilized before a fund will be permitted to utilize any carryforwards of pre-2011 losses. As of February 29, 2012, the funds did not have any unused carryforwards of post-2010 losses.

Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by shareholders of that fund at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, that fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the applicable fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Services (the “IRS”).

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Exempt-interest dividends paid by a fund are exempt from regular federal income taxes. Other distributions from a fund’s net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Dividends and distributions from a fund other than exempt-interest dividends will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts for taxable years beginning after December 31, 2012.

The funds do not anticipate that any of their dividends paid will qualify for the dividends-received deduction for corporate shareholders. The funds also do not expect any distributions to be treated as “qualified dividend income,” which for taxable years beginning before January 1, 2013, is taxable to noncorporate shareholders at reduced rates.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets). Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she instead elected to receive cash distributions. The shareholder’s tax basis in the shares so received will be equal to such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes. In addition, the interest on any such indebtedness is not deductible by a shareholder of the California Fund for California personal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or “private activity bonds” held by such fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of a fund’s exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. Shareholders should consult their own tax advisors as to whether they are (a) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the federal branch profits tax or the federal or California “excess net passive income” tax.

Sales of Shares. Upon the sale or exchange of his or her shares in a fund, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six

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months or fewer will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. The deductibility of that fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. Each fund, or, if you hold your shares through a Service Agent, your Service Agent will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, a fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s fund shares in the account. (For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts.)
Shareholders may instruct a fund to use a method other than average basis for an account, but that other method will not apply to shares that have already been redeemed or exchanged. Choosing a method other than average basis after such redemptions or exchanges, rather than before, may affect the basis of the remaining fund shares. For further assistance, shareholders who hold their shares directly with a fund may call the fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Backup Withholding. Each fund may be required in certain circumstances to apply backup withholding on dividends (including exempt -interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide such fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup

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withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Taxation of Non-U.S. Shareholders.”

Notices. Shareholders of each fund will receive, if appropriate, various written notices after the close of that fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by that fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses, or to redemption proceeds.

Distributions paid after December 31, 2013 and redemption payments paid after December 31, 2014 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate notwithstanding the status of any such amounts as capital gain dividends, short-term capital gain dividends or interest-related dividends. Distributions paid after December 31, 2013 and redemption payments paid after December 31, 2014 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.

State Tax Information

California Taxation (applicable to California Municipals Fund). As long as the fund continues to qualify as a regulated investment company under the Code, the fund will incur no California income or franchise tax liability on income and capital gains distributed to shareholders. Dividends paid by the fund to individual shareholders attributable to interest on California Municipal Securities are exempt from California personal income tax. In order for the fund to qualify to pay such exempt-interest dividends under California law, at least 50% of the value of its assets must consist of California Municipal Securities at the close of each quarter of its fiscal year. For purposes of California personal income tax, distributions to individual shareholders derived from interest on other types of obligations and short-term capital gains will be taxed as dividends, and long-term capital gain distributions will be taxed as long-term capital gains. Unlike federal law, California does not tax capital gains at reduced rates. California has an alternative minimum tax similar to the federal AMT described

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above. However, the tax base for the California alternative minimum tax does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the fund will not be deductible for California personal income tax purposes. Corporate taxpayers should note that dividends will not be exempt from California franchise taxes.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

THE TRUST

The certificate of trust to establish Legg Mason Partners Income Trust (referred to in this section as the “Trust”) was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust. Prior thereto, the funds were series of Legg Mason Partners Income Funds, a Massachusetts business trust.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

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Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with

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any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

LEGAL MATTERS

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset/CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the

85

trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007.

Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings that was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of two of the plaintiff’s claims brought pursuant to various provisions of the 1940 Act and Massachusetts state law. With regard to the third claim, a derivative state-law claim for breach of fiduciary duty to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted. On August 4, 2011, the Court held a status conference and granted plaintiff leave to file a motion for particularized discovery, while indicating that any attempt to amend the existing Complaint would be denied. On September 16, 2011, plaintiff filed motions for discovery and to amend the Complaint. Defendants filed oppositions to those two motions on October 27, 2011. Oral argument on the motions was heard on May 11, 2012 and the court reserved judgment.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with the foregoing matter may be filed against these and related parties in the future.

86

FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of February 29, 2012, Statement of Operations for the year ended February 29, 2012 , Statements of Changes in Net Assets for each of the years in the two-year period ended February 29, 2012, Financial Highlights for each of the years or periods in the five-year period ended February 29, 2012, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of each fund), are incorporated by reference into this SAI (filed on April 25, 2012, with respect to Managed Municipals Fund and April 26, 2012 with respect to California Municipals Fund; Accession Number 0001193125-12-181707 with respect to Managed Municipals Fund and 0001193125-12-182596 with respect to California Municipals Fund).

87

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

A-1

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-2

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-term issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-3

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1—A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-4

B-1—A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s has indicated that its analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

A-5

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary: Preliminary ratings, with the “prelim” qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

A-6

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. “B” ratings indicate that material credit risk is present.

CCC—Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.

CC—Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.

C—Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “B.”

A-7

Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B—Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. “CCC” ratings indicate that default is a real possibility.

CC—Very high levels of credit risk. “CC” ratings indicate that default of some kind appears probable.

C—Exceptionally high levels of credit risk. “C” ratings indicate that default appears imminent or inevitable.

D—Default. “D” ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults—“Imminent” default, categorized under “C,” typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a

A-8

loss to the investor), a credit rating of “D” will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to “D.”

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term Rating category, or categories below “B.”

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

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A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC,” “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the “CCC,” “CC” and “C” categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected,” alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

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Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF.”

NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD.”

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APPENDIX B

ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of California (“California” or the “State”). The sources of payment for California municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in official statements relating to debt offerings by the State, the most recent such statement containing financial and other information dated April 27, 2012. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The funds have not independently verified, and are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any California issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The 2011 estimate of the State’s population is 37.5 million residents which is 12 percent of the total United States population. California’s population is highly concentrated in metropolitan areas. According to the findings of the 2010 census, 98 percent of the population of California resided in the 26 Metropolitan Statistical Areas in the State. As of July 1, 2011, the five-county Los Angeles area accounted for 48 percent of the State’s population, with over 18.0 million residents, and the nine-county San Francisco Bay area represented nearly 20 percent, with a population of over 7.2 million.

During the recent recession, which officially ended in 2009, the State experienced the most significant economic downturn since the Great Depression of the 1930s. As a result of continuing weakness in the state economy, state tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls. At the time of the May Revision of the 2011-12 Governor’s Budget (the “2011-12 May Revision”), the State’s economy was picking up steam, reflected in rising revenue collections. Since then, several events have slowed that progress—the aftermath of the Japanese earthquake, unrest in the Middle East, the federal debt limit debate, and the European fiscal crisis. Consequently, the 2012-13 Governor’s Budget forecasts that the economic recovery from the recession will continue at a slow pace. General Fund revenues are not projected to return to their 2007-08 level until 2014-15.

California followed the nation’s path through the recession and into the recovery. California labor markets deteriorated dramatically during the latter half of 2008 and the first nine months of 2009, suffering their worst losses on record. From July 2007 through September 2009, the State lost nearly 1.4 million nonfarm jobs. These losses moderated as the year progressed and switched to very modest gains during 2010 and 2011. California gained 347,900 jobs from September 2009 through December 2011.

The California economy continued to recover slowly between the 2011 Budget Act and 2012-13 Governor’s Budget despite weak residential construction and real estate and fiscally strapped state and local governments. Strong growth in high-technology sectors and international trade likely offset much of the loss in output from home building and local government. The recovery has a solid base and prospects for further improvement are good.

There can be no assurances that the State will not continue to face fiscal stress and cash pressures and that such circumstances will not become more difficult, or that other impacts of the current economic situation will not further materially adversely affect the financial condition of the State.

National Economy. The national and California economies continued to recover slowly between the time of the 2011 Budget Act and the 2012-13 Governor’s Budget. As of April 27, 2012, various economic indicators suggested that the national economy had experienced a slow, steady economic expansion over the past year, including recovery from mid-year weakness.

Output of the national economy (real GDP) grew by 1.8 percent in the third quarter of 2011—the ninth consecutive quarter of growth. Consumer spending and business capital expenditures were largely responsible for the gains. Retail sales grew 7.7 percent in 2011.

The national unemployment rate eased gradually while nonfarm payroll employment expanded modestly in 2011.

As of April 27, 2012, home building had bottomed out but was still at an extremely low level. New home construction increased significantly in 2010, largely because of the expanded and extended home buyer federal tax credit program. Home building increased modestly in 2011.

Investment by businesses in equipment and software expanded throughout 2010 and during the first three quarters of 2011.

In September 2011, U.S. exports were up 16 percent over the year, led by industrial supplies and consumer goods. During the first three quarters of 2011, exports added 0.69 percentage point to Gross Domestic Product growth, trailing only the growth rates for household expenditures on services and business investment in equipment and software.

California Economy. Statistics coming from the California economy are painting a picture of a recovery that is well rooted. Strong growth in the high-technology sector and international trade are likely offsetting weak residential construction and real estate and fiscally strapped state and local governments.

Personal income increased for the eighth consecutive quarter in the third quarter of 2011. Taxable sales increased for the ninth consecutive quarter in the third quarter of 2011.

California’s nonfarm payroll jobs grew by 167,900 between December 2010 and December 2011. In the twelve months before that, jobs grew by 145,500. The state unemployment rate reached a high of 12.4 percent in late 2010. The rate improved thereafter, falling to 11.2 percent in December 2011. In comparison, the national unemployment rate was 8.5 percent in December 2011.

Existing home sales stabilized around the half-million unit rate (seasonally-adjusted and annualized). However, the median sales price fell by 6.2 percent in 2011, bringing the median price of these homes to approximately $300,000.

California issued 47,000 residential building permits in 2011 as compared to the 209,000 permits issued in 2005.

Led by computer and electronic products, made-in-California exports grew by 11.3 percent in 2011 and 19 percent in 2010, after falling by 17 percent in 2009. As in the rest of the nation, consumer spending in California rebounded in 2011 with growing vehicle sales playing a significant role. Taxable retail sales during the first three quarters of 2011 grew 8.5 percent from the same period in 2010. New motor vehicle registrations during the first nine months of 2011 were up over 11 percent from the same months of 2010.

As of April 27, 2012, the prospect of a European financial crisis was the biggest known risk. Economic growth in Europe is expected to slow in 2012, which will adversely affect U.S. exports. California’s exposure to this risk, though, is less than the nation’s as a whole. Pacific Rim economies, Japan and China in particular, are much more important to the California economy than are European economies.

State Financial Pressure

Since the beginning of 2010, the nation and California have been gradually recovering from the worst recession since the Great Depression. National economic output grew as did personal income in both the State and the nation, and job growth resumed. Because of the magnitude of the economic displacement resulting from the recession, the State continues to face significant financial challenges but, as of April 27, 2012, actions taken in the most recently adopted state budget had significantly reduced the “structural deficit” between the State’s revenues and expenditures.

The economic downturn of the last few years adversely affected the State’s budget situation. To exacerbate the problem, as California entered the recession, annual revenues generally were less than annual expenses, resulting in a “structural” budget deficit. This structural deficit was due in part to overreliance on temporary remedies and expenditure reduction proposals that did not materialize. In presenting the proposed fiscal year 2011-12 budget in January 2011, Governor Brown noted the following fiscal factors:

•	The State entered the recent recession with effectively no budget reserves.

•	Between the estimates made in January 2008 and January 2011, in aggregate the State’s three largest tax sources (personal income, sales and use, and corporate) were lower by more than 25 percent.

•

Over the three fiscal years 2008-09 through 2010-11, the State adopted over $100 billion of budget solutions to fill projected budget gaps; of these actions, on average about 80 percent either were short-term/temporary actions or estimates/assumptions that did not materialize. These included use of federal stimulus funds, temporary tax increases which expired in 2011, various accounting changes and payroll deferrals and shift of monies from redevelopment agencies, borrowing of money from special funds and local governments, sale of State buildings (subsequently cancelled) and deferral of other State payment obligations. One-time solutions had also been utilized earlier in the decade, including the issuance of deficit bonds (Economic Recovery Bonds, or “ERBs”) and the sale of tobacco lawsuit receivables.

The State’s revenue estimates utilized in connection with the fiscal year 2011-12 Budget Act (the “2011 Budget Act”) assumed slow but positive economic growth, and the 2011 Budget Act projected that most of California’s major revenue sources would grow in fiscal year 2011-12. The 2011 Budget Act also took into account the end of federal stimulus funds (from the American Recovery and Reinvestment Act (“ARRA”)), which provided $4.2 billion to the State to offset General Fund costs in fiscal year 2010-11, and the expiration on June 30, 2011 of temporary surcharges on personal income taxes, sales taxes and vehicle license fees which provided $7.1 billion in the last fiscal year. The 2011 Budget Act closed a projected $26.6 billion budget gap for the two fiscal years 2010-11 and 2011-12 and made substantial progress in addressing the State’s long-term structural budget deficit by enacting over $15 billion of expenditure reductions from the General Fund.

In December 2011, the Department of Finance estimated that General Fund revenues would fall short of projections made in the 2011 Budget Act, and certain automatic expenditure reductions were made. The fiscal year 2012-13 Governor’s Proposed Budget, released on January 5, 2012, estimated that, absent any corrective actions, the State would end the 2011-12 fiscal year with a $4.1 billion deficit, and that the deficit would grow to $9.2 billion by June 30, 2013. The Governor proposed to close this gap with a combination of further expenditure reductions and revenue increases which would have to be approved by voters at the November 2012 election. If the voters do not approve the new taxes under the Governor’s proposal, additional expenditure cuts would be imposed as of January 1, 2013.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

Proposition 98 and K-14 Funding

General. On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed state funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 education a minimum level of funding (the “Proposition 98 Guarantee”). Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 education the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 education in the prior year, adjusted for changes in state per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in state per capita personal income (“Test 3”).

Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 education’s funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues based on 1986-87 appropriations. This percentage has since been adjusted to approximately 39.1 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes since these changes altered the share of General Fund revenues received by schools and other General Fund changes. The Proposition 98 Guarantee has typically been calculated under Test 2. Under Test 3, however, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” (called the “maintenance factor”) to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

The Proposition 98 Guarantee is historically funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year. However, to the extent that voters approve the Governor’s tax initiative, a third source would be created temporarily for fiscal years 2012-13 through 2016-17, the Education Protection Account.

Proposition 98 permits the Legislature, by a two-thirds vote of both Houses (in a bill separate from the Budget Act) and with the Governor’s concurrence, to suspend the K-14 education’s minimum funding guarantee for a one-year period. The amount of the suspension is added to the maintenance factor, the repayment of which occurs according to a specified State Constitutional formula, and eventually restores Proposition 98 funding to the level that would have been required in the absence of such a suspension. Therefore, suspending the minimum funding guarantee provides ongoing General Fund savings over multiple fiscal years until the maintenance factor is fully repaid.

The process for calculating the Proposition 98 Guarantee involves recalculations for previous years based on revised estimates of state and local property taxes, average daily attendance, and civilian population. While some of these estimates are adjusted frequently, some may not be final for several years after the close of the fiscal year. Such changes in the estimates can result in significant adjustments to the Guarantee, even if that year has ended. Therefore, additional appropriations may be required to fully satisfy the minimum Guarantee for a prior year. These funds are referred to as “settle-up” funds, and often include statutory language designating the fiscal year for which the funds count. The factors used to calculate Proposition 98 and how much settle-up is owed are considered final when certified as required by the State Education Code. Settle-up payments are made at the discretion of the Legislature in future years.

Proposition 98 also contains provisions for the transfer of certain state tax revenues in excess of the Appropriations Limit to K-14 education in Test 1 years when additional monies are available. No such transfer occurred for the 2010-11 fiscal year and no such transfer is anticipated for fiscal year 2011-12.

Funding for Fiscal Years 2010-11 and 2011-12. The 2012-13 Governor’s Budget assumes the passage of the Governor’s proposed tax initiative. The tax initiative, if passed, would require that additional tax revenues generated by temporary increases in personal income tax and sales and use tax rates be deposited into a newly created the Education Protection Account. Appropriations from the account could be used for any educational purposes and would count towards meeting the Proposition 98 minimum guarantee. The funds deposited into this account would support roughly $2.5 billion in increased Proposition 98 growth attributable to the revenue increase itself, and would also offset an additional $4.4 billion in base Proposition 98 guarantee costs. By supporting $4.4 billion in base Proposition 98 costs, the initiative would result in non-Proposition 98 General Fund savings of an identical amount that could be used to support other critical state programs.

The 2012-13 Governor’s Budget Proposition 98 Guarantee level includes changes in revenues and “rebenching” of the Guarantee. The major changes in revenues are the inclusion of the revenues generated from the Governor’s tax initiative and the ongoing increase in local tax revenues resulting from the elimination of redevelopment agencies. Assuming the passage of the Governor’s tax proposal, for fiscal year 2011-12, the Proposition 98 guarantee would be $48.3 billion, of which the General Fund share is $32.6 billion, with local property taxes covering the balance. The 2011-12 Proposition 98 guarantee would be $661 million above the level of General Fund appropriated in 2011-12, and that amount would be appropriated in the future as “settle-up” payments. Proposition 98 funding in 2012-13 is proposed to be $52.5 billion. The General Fund share in 2012-13 is $37.5 billion, including $6.6 billion in assumed initiative revenues. In fiscal year 2012-13, it is estimated that the State will be in a Test 1 year.

The Proposition 98 Guarantee is also rebenched when the statute requires an adjustment of the Test 1 percentage to reflect a shift in revenue or movement of programs into or out of the Proposition 98 Guarantee. In fiscal year 2011-12, the Proposition 98 Guarantee was rebenched to reflect the fund shift impact of a $1.1 billion increase in offsetting local revenues as a result of the elimination of redevelopment agencies. Additionally, there were two rebenching impacts for programs shifts in 2011-12: an increase to reflect the inclusion of mental health services within Proposition 98 and a decrease to reflect the exclusion of child care programs, with the exception of part-day preschool programs, from Proposition 98. All rebenchings of the Guarantee used a 1986-87 level cost methodology, which was used for previous rebenchings and provides a single and consistent methodology. An additional increase to the Guarantee is made for special education mental health services in 2012-13 for costs funded in 2011-12 out of Proposition 63 funds. The rebenching policy to hold Proposition 98 harmless from the elimination of sales tax on gasoline is proposed to be eliminated in the 2012-13 Governor’s Budget. The total impact of these rebenchings and the changes in revenues, in addition to other natural changes in Proposition 98 factors, result in the fiscal year 2012-13 Proposition 98 Guarantee level of $52.5 billion.

If new revenues are not achieved, the Proposition 98 Guarantee will drop by $2.5 billion in 2012-13. This will result in the elimination of the $1.8 billion repayment of inter-year budgetary deferrals proposed for 2012-13, as well as a $580 million increase in general purpose funding provided to schools under the Governor’s Weighted Pupil Funding Formula proposal. The 2012-13 Governor’s Budget had proposed $2.4 billion for repayment of inter-year budgetary deferrals. However, in order to hold all districts harmless from any funding losses associated with the implementation of the weighted pupil funding formula in 2012-13, approximately $580 million was redirected from repaying deferrals. In addition, Proposition 98 is to be rebenched to shift K-14 General Obligation Bond debt service costs in Proposition 98, resulting in additional savings of $2.4 billion. The shift of these debt service costs into the Proposition 98 Guarantee will necessitate programmatic reductions of an identical amount to accommodate funding these costs. This programmatic reduction would equate to shortening the school year by more than three weeks. The State has indicated that the Administration will work with school officials and stakeholders to develop legislation that protects education programs, but allows schools to develop and implement necessary contingency plans to achieve the latter reduction.

The 2012-13 Governor’s Budget reflects General Fund Proposition 98 expenditures in fiscal years 2010-11 through 2012-13.

Future Obligations. As explained above under “General,” there are two forms of future obligations for the State General Fund which may be created under Proposition 98: maintenance factor and settle-up payments. Both of these elements have been implemented in years leading up to fiscal year 2012-13.

Proposition 98 maintenance factor payments are included in the multi-year projection developed by the Department of Finance based on factors known as of the 2012-13 Governor’s Budget. The maintenance factor is adjusted by average daily attendance and per capita personal income growth each year. Therefore, even if a payment is made in a year, the outstanding balance can increase. There are payments built into the multi-year projection as of the 2012-13 Governor’s Budget totaling $1.4 billion in 2012-13, $181 million in fiscal year 2013-14 and $2.4 billion in fiscal year 2014-15.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes (“RANs”) and revenue anticipation warrants (“RAWs”).

Capital Facilities Financing

General Obligation Bonds

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide a continuing appropriation from the General Fund of all debt service payments on general obligation bonds, subject only to the prior application of monies in the General Fund to the support of the public school system and public institutions of higher education. Under the State Constitution, the appropriation to pay debt service on the general obligation bonds cannot be repealed until the principal and interest on the bonds have been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that monies from the General Fund are not expected to be needed to pay debt service, but the General Fund is liable as a back-up if the specified revenue source is not sufficient. The principal self-liquidating bond programs are the State’s Economic Recovery Bonds, supported by a special sales tax, and veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans.

General obligation bonds are typically authorized for infrastructure and other capital improvements at the state and local level. Pursuant to the State Constitution, general obligation bonds cannot be used to finance state budget deficits (except as already authorized by Economic Recovery Bonds, as described below).

As of March 1, 2012, the State had outstanding $80,112,245,000 aggregate principal amount of long-term general obligation bonds, of which $72,466,575,000 were payable primarily from the State’s General Fund, and $7,645,670,000 were “self-liquidating” bonds payable first from other special revenue funds. As of March 1, 2012, there were unused voter authorizations for the future issuance of $35,303,563,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes (see “General Obligation Commercial Paper Program” below). Of this unissued amount, $1,306,210,000 is for general obligation bonds payable first from other revenue sources.

A ballot measure is scheduled to be submitted to the voters at the statewide election on November 6, 2012 to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California’s water supply systems, drought relief, and groundwater protection. This legislation specifies that not more than one-half of the bonds may be sold before July 1, 2015. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

Variable Rate General Obligation Bonds

The general obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of April 27, 2012, the State had outstanding $4,301,395,000 principal amount of variable rate general obligation bonds, representing about 5.4 percent of the State’s total outstanding general obligation bonds (including ERBs).

In addition to one series of ERBs which has been redeemed, the State indicated as of April 27, 2012 that it would, in the next few months, redeem, purchase or defease approximately $140 million of additional ERBs from available funds.

Under state law, except for the ERBs and certain other variable rate bonds without credit enhancement, the State must pay the principal of any general obligation bonds which are subject to optional or mandatory tender, and which are not remarketed or, if applicable, purchased by financial institutions which provide liquidity support to the State. As of April 27, 2012, the State had not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds, and it no longer had any auction rate bonds outstanding.

General Obligation Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. As of April 27, 2012, it was the State’s policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described under “Variable Rate General Obligation Bonds” and are not included in the figures provided above in the section “General Obligation Bonds.” Pursuant to the terms of the bank credit agreement in effect as of October 21, 2011, the general obligation commercial paper program may have up to $1.57 billion in aggregate principal amount at any time. The State entered into new agreements in December 2011 with multiple banks to restructure the commercial paper program. As of April 27, 2012, a total of $1.649 billion of commercial paper was authorized. No commercial paper was outstanding as of March 31, 2012.

Bank Arrangements

In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms (including interest rates and repayment schedules) by which the State would be required to repay any drawings (including drawings resulting from any failed remarketings) on the respective letters of credit or other credit enhancement to which such credit agreements relate. To the extent that variable rate obligations cannot be remarketed over an extended period (whether due to reductions in the credit ratings of the institution providing credit enhancement or other factors), interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the variable rate obligations, and the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the variable rate obligation. On occasion the State’s variable rate obligations have not been remarketed resulting in draws on the applicable credit facilities.

Lease-Revenue Obligations

In addition to general obligation bonds, the State has acquired and constructed capital facilities through the use of lease-revenue borrowing (also referred to as lease-purchase borrowing). Under these arrangements, the State Public Works Board, another state or local agency or a joint powers authority issued bonds to pay for the construction of facilities such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a state agency, the California State University, the University of California or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. In some cases, there was not a separate bond issue, but a trustee directly created certificates of participation in the State’s lease obligation, which were then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. For purposes of this appendix, the terms “lease-revenue obligation,” “lease-revenue financing,” “lease-purchase obligation” or “lease-purchase” mean principally bonds or certificates of participation for capital facilities where the lease payments providing the security are payable from the operating budget of the respective lessees, which are primarily, but not exclusively, derived from the General Fund, and also includes revenue bonds for a state energy efficiency program secured by payments made by various state agencies under energy service contracts. The State had $10,500,750,000 in lease-revenue obligations outstanding as of March 1, 2012. The State Public Works Board, which is authorized to sell lease-revenue bonds, had $11,024,118,645 authorized and unissued as of March 1, 2012. In addition, SB 1407 (Chapter 311, Statutes of 2008) included intent language for up to $5 billion in lease revenue financing for court construction, none of which had been sold as of April 27, 2012. The debt service for all court projects financed under SB 1407 is to be paid from a special fund with revenues dedicated for debt service payments.

Non-Recourse Debt

Certain state agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from state revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users or local governments of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $59 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2011.

Build America Bonds

In February 2009, Congress enacted certain new municipal bond provisions as part of ARRA, which allowed municipal issuers such as the State to issue “Build America Bonds” (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay the issuer an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010, which is financially more advantageous for certain maturities of bonds. The BAB subsidy payments from general obligation bonds are General Fund revenues to the State, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government. As of January 1, 2012 the State had received all BABs cash subsidy payments to which it had been entitled, without offset.

Between April 2009 and December 2010, the State issued $13.54 billion of BAB general obligation bonds and $551 million of BAB lease-revenue bonds. The aggregate amount of the subsidy payments to be received from fiscal year 2011-12 through the maturity of these bonds (mostly 20 to 30 years) is approximately $9.0 billion for the general obligation BABs and $309 million for the lease-revenue BABs. Federal legislative proposals have been made from time to time which would provide for future issuance of BABs (although at lower subsidy rates), but, as of April 27, 2012, none had been enacted into law.

Future Issuance Plans; General Fund Debt Ratio

As of April 27, 2012, the State indicated that since 2006, approximately $53.6 billion of new general obligation bonds, $12.1 billion of lease-revenue bonds and $1.895 billion of Proposition 1A bonds had been authorized by voters and/or the Legislature. These authorizations led to a substantial increase in the amount of General Fund-supported debt outstanding, from $44.85 billion as of July 1, 2006 to $84.9 billion as of March 1, 2012, while still leaving current authorized and unissued bonds of about $45.0 billion.

In 2009 and 2010, over $35.07 billion of new money general obligation bonds, lease-revenue bonds and Proposition 1A bonds were sold. Following the moratorium on debt issuance in the first half of 2011, $5.89 billion of general obligation and lease-revenue bonds were sold in the second half of 2011. Of this amount, $1.47 billion were general obligation refunding bonds. Although bond issuance in 2009 and 2010 were at record levels, the 2011 bond issuance for new money general obligation bonds was substantially decreased as departments worked to manage their existing bond cash balances.

Based on Department of Finance projections as of the 2012-13 Governor’s Budget, approximately $5.2 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $1.8 billion of lease-revenue bonds are slated to be issued in calendar year 2012. As these are preliminary estimates, the actual amount of bonds sold in fiscal years 2011-12 and 2012-13 will depend on many factors including departmental spending needs, overall budget constraints, market conditions and other considerations. The State also expects to issue refunding bonds as market conditions warrant.

With the weakness in General Fund revenues resulting from the economic downturn, and the continued issuance of authorized but unissued new bond sales to occur in the future, the ratio of debt service on general obligation, lease-revenue, and Proposition 1A bonds supported by the General Fund, to annual General Fund revenues and transfers (the “General Fund Debt Ratio”), can be expected to increase in future years. As assumptions for future debt issuance and revenue projections are updated from time to time, any changes to these amounts may impact the projected General Fund Debt Ratio. Based on the revenue estimates contained in the 2012-13 Governor’s Budget and bond issuance estimates referred to in the preceding paragraph, the General Fund Debt Ratio is estimated to equal approximately 7.79 percent in fiscal year 2011-12 and 9.22 percent in fiscal year 2012-13. The projected ratio for fiscal year 2011-12 includes the interest, and for fiscal year 2012-13, the interest and principal payable on the $1.90 billion Proposition 1A bonds.

The General Fund Debt Ratio is calculated based on actual gross debt service, without adjusting for receipts from the U.S. Treasury for the State’s current outstanding general obligation and lease-revenue BABs or the availability of any special funds that may be used to pay a portion of the debt service to help reduce General Fund costs. The total of these offsets for general obligation bond debt service is estimated to equal approximately $1.0 billion for fiscal year 2011-12 and $1.1 billion for fiscal year 2012-13. Including these estimated offsets reduces the General Fund Debt Ratio to 6.63% in fiscal year 2011-12 and 8.10% in fiscal year 2012-13. The actual General Fund Debt Ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.

Economic Recovery Bonds

The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in Economic Recovery Bonds (“ERBs”) to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

The entire authorized amount of ERBs was issued in three sales, in May and June 2004, and in February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds. The State issued refunding ERBs in 2009 to restructure the program in response to a drop in taxable sales caused by the recent severe recession, and in 2011 for debt service savings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus state property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account (“BSA”) created under the Balanced Budget Amendment (“Proposition 58”). As of January 1, 2012, funds from these sources have been used for early retirement of approximately $4.84 billion of bonds during fiscal years 2005-06 through 2011-12, including $472 million which was transferred from the BSA in fiscal year 2006-07 and $1.023 billion transferred from the BSA in fiscal year 2007-08. As of January 1, 2012 a total of $8.14 billion of ERBs had been retired, leaving a principal balance of $6.51 billion.

The Governor suspended the BSA transfers in each of the fiscal years 2008-09 through 2011-12 due to the condition of the General Fund, and proposes another suspension for 2012-13. Legislation enacted as part of the

2010 Budget Act put a Constitutional amendment on a future statewide election ballot that, if approved, would strengthen the “rainy day” fund created by Proposition 58. Although this proposed amendment would not change the $5 billion limit for ERB payments from the BSA, it is expected to make it more difficult to suspend future BSA payments and, therefore, would likely result in additional BSA related ERB redemptions.

Tobacco Settlement Revenue Bonds

In 1998 the State signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with the four major cigarette manufacturers (the “participating manufacturers” or “PMs”). Under the MSA, the PMs agreed to make payments to the State in perpetuity, which payments, at the time were predicted to total approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers are paid to the State and half to local governments. The specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA require reduction of the PMs’ payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain “Previously Settled States” and certain other types of offsets. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

State law enacted in 2002 (the “Tobacco Securitization Law”) authorized the establishment of a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. Legislation in 2003 amended the Tobacco Securitization Law to authorize a “back-up state guaranty” that requires the Governor to request an appropriation from the General Fund in the annual Budget Act to allocate funds from the General Fund for the payment of debt service and other related costs of the tobacco settlement revenue bonds secured by the second 2003 sale of tobacco settlement revenues in the event tobacco settlement revenues and certain other amounts are insufficient. The Legislature is not obligated to make any General Fund appropriation.

In 2003, two separate sales of these assets financed with revenue bonds (the “2003 Bonds”) produced about $4.75 billion in proceeds which were transferred to the General Fund. In 2005 and 2007, the State refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the General Fund. The back-up state guaranty was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 (the “2005 Bonds”). The back-up state guaranty only applies to the outstanding principal amount of $3.24 billion of 2005 Bonds.

The MSA provides for a potential reduction to the PMs’ payments under specified conditions relating to the loss of market share to non-participating manufacturers (“NPMs”). This potential reduction is called an “NPM adjustment.” The State disputes the PMs’ right to an NPM adjustment for any year. The MSA also allows the PMs to withhold any portion of their annual payments that is disputed, until such time as the dispute is resolved. Since 2006, the annual amount of revenues received by the State has been reduced by some level of withholding of PMs’ payments based on the PMs’ assertion of their right to receive an NPM adjustment.

For the first time since the bonds were issued, in part due to the NPM adjustments and declining consumption, the reserve funds of each series of bonds were used to make the required debt service interest payment due in December 2011. The draw on the 2005 supplemental reserve funds was approximately $5 million, leaving approximately $241 million in the reserve funds. If, in any future year tobacco settlements revenues are less than required debt service payments in such year, additional draws on the reserve funds of each series of bonds will be required. Future revenues in excess of debt service requirements, if any, will be used to replenish the reserve funds of the bonds. The State General Fund is not obligated to replenish the reserve funds.

The State Attorney General is pursuing, in a multi-state arbitration proceeding, a determination compelling the PMs to pay the full amount scheduled, given that the State asserts that it has been diligently enforcing the statute governing the NPMs.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds; provided that, in connection with the issuance of the 2005 Bonds, the State covenanted to request the Legislature for a General Fund appropriation in the event tobacco settlement revenues fall short and other available amounts, including the reserve funds, are depleted. Since the issuance of the 2005 Bonds, this appropriation has been requested and approved by the Legislature, to be utilized in the event tobacco settlement revenues and other available monies are not sufficient to pay debt service. However, through April 27, 2012, use of the appropriated monies had never been required.

Obligations in Connection with Proposition 1A of 2004

The Amended 2009 Budget Act provided for state borrowing, pursuant to Proposition 1A of 2004, of approximately $1.998 billion of local property tax revenues. In accordance with Proposition 1A of 2004, the State is required to repay such revenues no later than June 2013.

Legislation implementing the borrowing in the Amended 2009 Budget Act provided authority to local governments to sell their right to receive the State repayment to a joint powers authority (“JPA”) and for the JPA to issue bonds backed by the State’s repayment obligation. The repayment obligation includes interest and issuance costs for the JPA bonds.

On November 19, 2009, the California Statewide Communities Development Authority, a JPA, issued $1,895,000,000 of bonds which are secured by the State’s obligation to make these payments to about 1,300 local governments, representing about 95 percent of the State’s total borrowing from local governments. The 2011 Budget Act included $90.8 million from the General Fund for the interest payments that were expected to be incurred in that fiscal year. In accordance with the authorizing legislation, these bonds are to be repaid by June 15, 2013. In addition, for the obligations to entities not participating in the JPA bond program (which are $103 million in principal amount), the Director of Finance has set an interest rate of two percent per annum.

Cash Flow Borrowings and Cash Management

The majority of the State’s General Fund revenues are received in the latter part of the fiscal year. Expenditures from the General Fund occur more evenly throughout the fiscal year. The State’s cash flow management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets. External borrowing is typically done with RANs that are payable not later than the last day of the fiscal year in which they are issued. As of April 27, 2012, RANs had been issued in all but one fiscal year since the mid-1980’s and had always been paid at maturity. The State also is authorized under certain circumstances to issue RAWs that are payable in the succeeding fiscal year. The State issued RAWs to bridge short-term cash flow shortages in 1992, 1993, 1994, 2002 and 2003.

RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) reimburse local governments for certain reductions in ad valorem property taxes (as required by Section 25.5 of Article XIII of the State Constitution), or make required payments for borrowings secured by such repayment obligation; (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (v) pay state employees’ wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, lease payments to support lease-revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with state warrants that can be cashed immediately.

The State has employed additional cash management measures during some fiscal years; all of the following techniques were used at one time or another during the last several fiscal years and some of them are expected to be utilized in the 2011-12 fiscal year:

•	The State Controller has delayed certain types of disbursements from the General Fund.

•	Legislation was enacted in each of the last several fiscal years increasing the State’s internal borrowing capability, and the State has increased the General Fund’s internal borrowings.

•	Legislation has been enacted deferring some of the State’s disbursements until later in the then-current fiscal year, when more cash receipts are expected, or into a succeeding fiscal year.

•	In addition, the State issued $2.6 billion of registered warrants (commonly referred to as “IOUs”) in July and August 2009 because of insufficient cash resources.

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Legislation was enacted in the 2011-12 fiscal year to increase borrowable resources through creation of the State Agency Investment Fund (“SAIF”) to allow state entities whose monies are not required by law to be deposited in the Pooled Money Investment Account (“PMIA”), to make deposits of at least $500 million into this new borrowable fund within the PMIA. The California State University and University of California systems deposited a total of $1.7 billion into the SAIF on September 26, 2011, which is slated to remain on deposit until April 2013, provided that withdrawals may be made earlier under certain emergency circumstances. The universities made additional deposits totaling $450 million in February 2012, which were expected to be withdrawn by the end of April 2012.

In February 2012, the State took a number of steps to avoid a cash flow shortfall in the period March-April 2012. The Controller stated on March 12, 2012 that no further cash shortfall was projected for the balance of the 2011-12 fiscal year.

Internal Borrowing. The General Fund is authorized by law to borrow from more than 700 of the State’s approximately 1,300 other funds in the State Treasury (the “Special Funds”). Total borrowing from Special Funds must be approved by the Pooled Money Investment Board (“PMIB”). The Controller submits an authorization request to the PMIB quarterly, based on forecasted available funds and borrowing needs. The Legislature may from time to time adopt legislation establishing additional authority to borrow from Special Funds. As of June 30, 2011, the General Fund owed $8.165 billion to these special funds and other state funds from internal borrowing for cash management purposes (compared to almost $10 billion at June 30, 2010). On February 3, 2012, the Governor signed SB 95 (Chapter 1, Statutes of 2012, “SB 95”), a statute which clarified that certain transportation funds and other funds were available for short-term cash management borrowing, which provided an estimated $865 million of additional capacity at certain times of the year. The State has historically made extensive use of its internal borrowing capability to provide cash resources to the General Fund. The PMIB authorized the internal borrowing of up to $23.5 billion for the period ended March 31, 2012.

One fund from which monies may be borrowed to provide additional cash resources to the General Fund is the BSA, a reserve fund established in 2004 by Proposition 58. However, during fiscal year 2011-12, there are no funds available in the BSA. The State also may transfer funds into the General Fund from the State’s Special Fund for Economic Uncertainties, which is not a Special Fund.

External Borrowing. As noted above, issuance of RANs is a normal part of the State’s annual cash flow management program. The State issued $5.4 billion of RANs on September 22, 2011 and $1 billion on February 22, 2012 to assist its cash flow management in fiscal year 2011-12 (“2011 RANs”).

Payment Deferrals. From time to time, the Legislature changes by statute the due date for various payments, including those owed to public schools, universities and local governments, until a later date in the fiscal year, or even into the following fiscal year, in order to more closely align the State’s revenues with its expenditures. This technique has been used several times in the last few fiscal years and is being used in the 2011-12 fiscal year.

Some of these statutory deferrals were made permanent, and others were implemented only for one fiscal year. One effect of these deferrals has been to reduce the State’s need for external borrowing to bridge its cash flow deficit during the fiscal year.

In addition, state law gives the State Controller some flexibility as to how quickly the State must pay its bills. For instance, income tax refunds for personal income taxes are not legally due until 45 days after the return filing deadline, which is normally April 15. Accordingly, while the State has typically paid tax refunds as returns are filed, it can conserve cash by withholding refund payments until after the April 15 due date. Payments to vendors generally must be made within 45 days of receipt of an invoice. The State may delay payment until the end of this period, or it may even choose to make these payments later and pay interest. These delays are only used if the State Controller foresees a relatively short-term cash flow shortage. Such an instance occurred in February 2009, when the State Controller delayed making about $2.9 billion of tax refunds, and another $1.3 billion of vendor and other payments. Enactment of budget solutions in February 2009 allowed all the delayed payments to be made up in March 2009.

SOURCES OF TAX AND OTHER REVENUE

The following is a summary of the State’s major tax revenues and tax laws. In fiscal year 2010-11, approximately 92 percent of the State’s General Fund revenues and transfers were derived from personal income taxes, corporation taxes, and sales and use taxes.

The 2012-13 Governor’s Budget, as submitted in January 2012, was based on the assumed passage of an initiative Constitutional Amendment on the November 2012 ballot. The proposal would temporarily increase tax rates on the highest income Californians and increase the Sales and Use Tax rate by 0.5 percent. The proposal is expected to provide revenues to replace some of the revenues lost in the recession as the State’s economy slowly recovers. The Governor has agreed to propose a modified version of his original plan. As of April 27, 2012, the Governor was in the process of obtaining the necessary signatures to place a proposal on the ballot.

The 2012-13 Governor’s Budget proposes the following other significant policy changes that are expected to affect General Fund revenue:

•	Transfer of an additional $349.5 million in weight fee revenues to the General Fund to be used to offset future debt service costs on transportation bonds.

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Continuation of the 2011-12 practice of paying the interest on the loan from the federal government for unemployment insurance payments from the Unemployment Compensation Disability Fund, in an amount of $417 million for 2012-13.

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The revenue forecast for the 2012-13 Governor’s Budget assumes zero revenue in 2011-12 and $107 million in revenue in 2012-13 due to provisions enacted in 2011 that required certain out-of-state internet retailers to collect use tax from their California customers. The 2011 Budget Act included provisions requiring certain internet retailers to collect use tax effective upon enactment of the budget. This provision was expected, at the time the 2011 Budget Act was adopted, to generate $200 million of revenue per year, starting in 2011-12. Subsequent to passage of the budget, another bill was enacted affecting internet retailers (Chapter 313, Statutes of 2011—AB 155). Under AB 155, the implementation of the expanded sales and use tax on internet sales would be delayed until no earlier than September 15, 2012 or a later date if Congress passes national legislation on this subject.

The section below captioned “Sales and Use Tax” includes a description of a pending lawsuit relating to the collection of certain use taxes.

Personal Income Tax

The California personal income tax is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“California AMT”), which is much like the federal alternative minimum tax. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 36.9 percent of the total personal income tax in tax year 2009.

The 2012-13 Governor’s Budget revenue projections assume passage of a revenue initiative on the November 2012 ballot. The initiatives are described under “Proposed Fiscal Year 2012-13 State Budget—Recent Developments—Tax Initiative” below.

There are other initiative proposals that would increase Personal Income Tax rates, which may also be on the November 2012 ballot. As of April 27, 2012, it was not possible to predict if any other initiatives would qualify for the ballot or be approved by the voters. If two or more initiatives pass that conflict with each other, generally the measure with more votes will prevail, but the outcome of particular situations cannot be predicted.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surcharge on taxable income over $1 million in addition to the 9.3 percent rate. The surcharge became effective on January 1, 2005. The proceeds of the tax surcharge are required to be used to expand mental health programs.

Taxes on capital gains realizations, which are linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. For example, capital gains tax receipts accounted for 14.8 percent of General Fund revenues and transfers in fiscal year 2000-01, while the 2012-13 Governor’s Budget projects that capital gains will account for 6.4 percent of General Fund revenues and transfers in fiscal year 2011-12 and 9.1 percent in fiscal year 2012-13.

Sales and Use Tax

The sales and use tax (referred to herein as the “sales tax”) is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains, and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in the State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

As of July 1, 2011, the breakdown for the uniform statewide state and local sales tax rate of 7.25 percent was as follows (many local jurisdictions have voted additional sales taxes for local purposes):

•	3 and 15/16 percent imposed as a state general fund tax;

•	1 and 1/16 percent dedicated to local governments for realignment purposes (Local Revenue Fund 2011);

•	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

•	1.0 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

•	0.25 percent deposited into the Fiscal Recovery Fund to repay the State’s ERBs (the “special sales tax”).

On January 1, 2013, an additional state tax rate will be imposed through December 31, 2016 and directed to the State General Fund if a revenue initiative is approved by voters on the November 2012 ballot. The 2012-13 Governor’s Budget assumes these revenues based on a 0.5 percent additional rate. However, the Governor plans to pursue an alternate initiative which only imposes a 0.25 percent increase in the state sales tax rate, though for the same period of time as the original proposal.

Existing law provides that 0.25 percent of the base state and local sales tax rate may be suspended in any calendar year upon certification by the Director of Finance, by November 1 in the prior year, that both of the following have occurred: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent special sales tax) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent special sales tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the previous May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2012.

Existing law provides that the special sales tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all ERBs and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all ERBs and related obligations to final maturity. At such time the special sales tax will terminate and the city and county portion of taxes under the uniform local sales and use tax will be automatically increased by 0.25 percent.

An appellate court decision from 2008 held that two Dell entities and two providers of maintenance and warranty services had improperly collected from customers and remitted to the Board of Equalization (“BOE”) use tax on optional service contracts that were sold with computers. The State anticipates that a pending action will result in a settlement requiring the BOE to refund the tax with interest. Plaintiffs estimate that the refund amounts could be as much as $250 million, if every purchaser of a service contract were to file a claim for refund pursuant to the settlement procedures. As of April 27, 2012, identification and notification of all consumers affected by the decision (and thus due a refund) was pending, and Dell was expected to produce such information in the coming months. Determination of the total refund amount depends upon such identification, subsequent notification, and receipt of claims from such customers. The 2012-13 Governor’s Budget projects that the refunds will not occur prior to fiscal year 2012-13.

Corporation Tax

Corporation tax revenues are derived from the following taxes:

1.	The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2.	Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3.	The California AMT is similar to that in federal law. In general, the California AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4.	A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first year of incorporation.

5.	Sub-Chapter S corporations are taxed at 1.5 percent of profits.

6.	Fees paid by limited liability companies (“LLCs”), which account for 2.8 percent of corporation tax revenue, are considered “corporation taxes.” As of April 27, 2012, three separate cases had been filed challenging the constitutionality of the LLC fee. Two have been resolved and one was pending.

Legislation enacted in the Budget Acts of 2008-09, 2009-10, and 2010-11 is expected to reduce corporation tax revenues by about $1.6 billion in 2012-13, and by approximately $1.5 billion on an ongoing basis beginning in 2013-14.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and non-admitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits. To provide interim funding for the Healthy Families and Medi-Cal programs, Chapter 11, Statutes of 2011 expanded the 2.35 percent gross premiums tax to the Medi-Cal managed care plans. All tax receipts collected from this proposed extension would remain in the budget of the Department of Health Care Services.

The BOE ruled in December 2006 that the premium tax that insurers pay should be calculated on the bases of cash receipts rather than the value of premiums written as had been required by the Department of Insurance. This ruling is expected to result in a total loss of about $405 million spread over several years; the impact was $15 million in fiscal year 2008-09, $0 million in fiscal year 2009-10, $2 million in fiscal year 2010-11, and is estimated to be $239 million in fiscal year 2011-12 and $149 million in fiscal year 2012-13.

Estate Tax; Other Taxes

The California estate tax is based on the state death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) phased out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of California estate tax revenues by 25 percent in calendar year 2002, 50 percent in calendar year 2003, and 75 percent in calendar year 2004, and the elimination of the California estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax was scheduled to be reinstated along with the California’s estate tax. The federal Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010, however, made changes to the estate tax for 2011 and 2012. One of those changes was an extension of the elimination of the state estate tax credit, which had been in effect since 2005, for 2011 and 2012. Revenues estimated for 2012-13 are a very small fraction of eventual revenues estimated to be associated with the closure and payment of estates for deaths in 2013.

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various Special Funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for certain services provided by the state government to individuals, businesses, or organizations, such as fees for the provision of business and professional licenses.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees are projected to account for 30 percent of all special fund revenues in fiscal year 2012-13. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. In fiscal year 2012-13, $11.5 billion is projected to come from the ownership or operation of motor vehicles. About $3.1 billion of this revenue is projected to be returned to local governments. The remainder is to be available for various state programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products

As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the State imposes an excise tax on cigarettes of 87 cents per pack and equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1.	Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2.	Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3.	Ten cents of the per-pack tax is allocated to the State’s General Fund.

4.	The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

American Recovery and Reinvestment Act

Congress enacted the American Recovery and Reinvestment Act (“ARRA”), which provided approximately $787 billion of economic stimulus actions in the form of direct payments from the federal government and tax relief to individuals and businesses nationwide. The federal government indicated, as of December 30, 2011, that the Recovery Act had paid out $299.8 billion in tax benefits, $216.8 billion in entitlements and $221.4 billion in contracts, grants and loans for a total of $738 billion distributed.

In 2010, the California Recovery Task Force estimated ARRA would have an $85.5 billion effect in California, which includes $28.9 billion in projects, $26.4 billion in entitlement programs such as Medi-Cal, Food Stamps and Unemployment Insurance, and an additional $30.2 billion in tax relief.

Recent Developments

Recent Tax Receipts. The Department of Finance reported that, based on agency cash receipts, tax receipts for March 2012 were down $236 million, or 4.0 percent, below the 2012-13 Governor’s Budget forecast. Personal Income Tax receipts were down $194 million, while Sales and Use Tax receipts were up $48 million, and Corporation Tax receipts were down $143 million. For the 2011-12 fiscal year through April 27, 2012, receipts were down $898 million, or 1.6 percent, below forecast. Personal Income Tax receipts and Corporation Tax receipts make up the majority of that shortfall.

The Department of Finance had previously reported that, based on preliminary agency cash receipts for January 2012 (which may be different by one to two days from the Controller’s funded cash due to timing), tax receipts through January 2012 were $625 million below forecast. Personal Income Tax (“PIT”) and Corporation Tax receipts were $631 million and $122 million below projections, respectively. (Final agency cash receipts show that Corporation Tax receipts were actually down $150 million below forecast, so that, based on final agency cash, General Fund revenue was actually down $654 million year-to-date through the end of January 2012.) Sales and Use Tax receipts came in approximately $36 million above forecast. PIT taxpayers’ fourth calendar quarter estimated payments for 2011 account for almost the entire shortfall in PIT receipts. Estimated payments for the first three quarters of the year reflected substantial year-over-year growth—23.6 percent, 20.4 percent, and 6.7 percent, respectively. However, estimated payments in December 2011 and January 2012 were down over 13 percent. This pattern is very atypical. A similar pattern has only occurred once in the last twenty years.

While concerning, the Department stated that it was not clear what the lower December 2011 and January 2012 receipts or the atypical pattern of PIT receipts in 2011 mean for final payments in April 2012, or for the revenue the State should expect for the 2012 tax year. It was possible that taxpayers did not pay sufficient cash through their estimated payments—as was the case in 2007—and would make it up with strong final payments in April 2012. Such a reduction could be the result of taxpayers, because of market conditions in late 2011, delaying their sales of stock from late 2011 into early 2012. If that is the case, the revenue shortfall could be largely eliminated through strong estimated payments in April and June 2012. However, it is also possible that the capital gains forecast was too high and that the missed estimate will not be offset by additional gains in 2012. If this is the case, the capital gains forecast will likely be reduced for 2012 and subsequent years as well. The bottom line is that possible explanations for the lower receipts are numerous, but the actual cause is very uncertain.

The State has indicated that the Department of Finance will continue to monitor tax revenues and economic data. Based on cash receipts, an updated economic forecast and other data, the Department will prepare an updated revenue forecast for the May Revision due on May 14, 2012.

STATE EXPENDITURES

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,109 in Alpine County to approximately 9.9 million in Los Angeles County.

Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also approximately 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments was changed when Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed.

Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. (The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.)

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010 (described below) dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue to cities and counties from this rate change was backfilled (or offset) by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although in 2011 the State reported that property tax revenues had declined over the past two years. This arrangement continued without change in the 2012-13 Governor’s Budget.

Pursuant to statutory changes made in conjunction with the Initial 2009 Budget Act, the VLF rate increased from 0.65 percent to 1.15 percent effective May 19, 2009. Of this 0.50 percent increase, 0.35 percent flows to the General Fund, and 0.15 percent supports various law enforcement programs previously funded by the State General Fund. This increased VLF rate expired at the end of the 2010-11 fiscal year.

As part of the state-local agreement, voters at the November 2004 election approved Proposition 1A of 2004. Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004.

The Amended 2009 Budget Act authorized the State to exercise its authority under Proposition 1A of 2004 to borrow an amount equal to about 8 percent of local property tax revenues, or $1.9 billion, which must be repaid within three years. State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated joint powers agency. This joint powers agency sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A of 2004, the State is required to repay the local government borrowing (which in turn is to be used to repay the bonds of the joint powers agency) no later than June 30, 2013. The 2012-13 Governor’s Budget includes $2.1 billion to fully retire this bonded indebtedness, to be paid from the General Fund.

Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process. The Proposition 1A borrowing done as part of the Amended 2009 Budget Act is not affected by Proposition 22.

Actions in recent budgets have sought to use monies from redevelopment agencies to offset General Fund costs for Proposition 98. These actions have resulted in lawsuits, one of which (relating to fiscal years 2009-10 and 2010-11) as of April 27, 2012 was still on appeal, after a favorable trial court ruling for the State. If the State loses this pending lawsuit, a General Fund liability of up to $2.1 billion may be incurred, which amount would be owed to the successor agencies. This lawsuit is not impacted by the Supreme Court ruling in the Matosantos case described below. The 2011 Budget Act included legislation seeking additional funds from redevelopment agencies, as an alternative to the elimination of such agencies. On December 29, 2011, in the aforementioned case California Redevelopment Association et al. v. Matosantos et al., the California Supreme Court upheld the State’s ability to eliminate redevelopment agencies, but also ruled that requiring redevelopment agencies to remit payments to schools in order to avoid elimination was unconstitutional. In accordance with the Court’s order, redevelopment agencies were all dissolved on February 1, 2012, and their functions have been taken over by successor agencies. Revenues that would have been directed to the redevelopment agencies are to be distributed to make “pass through” payments to local agencies that they would have received under prior law, and to successor agencies for retirement of the redevelopment agencies’ debts and for limited administrative costs. The remaining revenues are to be distributed as property taxes to cities, counties, school and community college districts, and special districts under existing law.

The 2012-13 Governor’s Budget reflects an estimate that approximately $1.05 billion in additional property tax revenue will be received by K-14 schools in 2011-12, which would offset the State’s Proposition 98 General Fund obligation, a reduction from the 2011 Budget Act estimate of $1.7 billion. Additional property tax revenues are estimated at $340 million for counties, $220 million for cities, and $170 million for special districts. These amounts are expected to grow in future years as property values grow and redevelopment agency debts are retired. Additional revenues are also to be distributed to school districts and local governments in the next several years as redevelopment agency assets are sold.

The Department of Finance proposed legislation that would reduce 2011-12 fiscal year funding under Proposition 98 from the General Fund for community colleges and K-12 special education by approximately $171 million. The proposed reductions reflect an expected increase in local property tax revenues due to the elimination of redevelopment agencies. The estimated savings was expected to decrease significantly if the proposed language was not enacted by April or May of 2012.

Trial Courts

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the state level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The State’s trial court system was slated to receive approximately $2.1 billion in state resources in fiscal year 2011-12 and is slated to receive $2.3 billion in fiscal year 2012-13, as well as $499 million in resources from the counties in each fiscal year. The 2011 Budget Act included a $350 million unallocated reduction to the Judicial Branch. The 2012-13 Governor’s Budget proposes to continue the $350 million unallocated reduction to the Judicial Council for 2012-13. The 2011 Budget Act also included the realignment of $496 million in court security funding to counties as part of the Governor’s proposal to realign court security. As of the 2012-13 Governor’s Budget, this realignment funding from the 2011 Budget Act has not changed. These costs are to be supported by sales tax revenues provided for county sheriffs. The 2012-13 Governor’s Budget includes an increase of $50 million for the Trial Court Trust fund as the Judicial Council is working with Judicial Branch stakeholders to reach consensus on increasing court user fees to generate revenue supporting court operations. In addition, legislation enacted in 2008 provides California’s court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays. The fees raised by this legislation are intended to support up to $5 billion in lease-revenue bonds. Additional legislative authorization is required prior to the issuance of such lease-revenue bonds.

Welfare System

The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. Under the California Work Opportunity and Responsibility to Kids (“CalWORKs”) program, counties are given flexibility to develop their own plans, consistent with state law, to implement the program and to administer many of its elements. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Welfare System

The State provides welfare benefits to certain adults and children living in the State. Although some of these benefits are available to legal noncitizens, the majority of these benefits are available only to citizens.

These benefits generally take the form of cash payments to beneficiaries, or programs pursuant to which beneficiaries receive food or assistance in procuring employment. Many of these programs are administered by counties within the State, and paid with a combination of federal, state and local funds. Counties are given flexibility to develop their own plans, consistent with state law, to implement the program and to administer many of its elements.

The federal government pays a substantial portion of welfare benefit costs, subject to a requirement that states provide significant matching funds. Federal law imposes detailed eligibility and programmatic requirements in order for states to be entitled to receive federal funds. Federal law also imposes time limits on program availability for individuals, and established certain work requirements. The primary federal law establishing funding and eligibility and programmatic requirements is the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the “Law”). Significant elements of the Law include (i) Temporary Assistance for Needy Families (“TANF”), a block grant program; and (ii) the Supplemental Nutrition Assistance Program at the federal level (referred to as “CalFresh” in California, and formerly known as “food stamps”).

Chapter 270, Statutes of 1997, embodies California’s response to the federal welfare systems, called CalWORKs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

Caseload under CalWORKs is projected to decrease significantly in fiscal year 2012-13 from revised fiscal year 2011-12 levels, mainly due to the shifting of child-only cases into the newly proposed Child Maintenance program. CalWORKs caseload projections are 587,000 cases in fiscal year 2011-12 and 324,000 cases in fiscal year 2012-13. The 2012-13 projected caseload represents a major decline from the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs’ inception in January 1998 through fiscal year 2012-13, caseload is estimated to have declined by approximately 49 percent.

The State’s required expenditures in connection with the Law are referred to as “Maintenance of Effort” or “MOE.” California’s required MOE is generally equal to 75 percent of federal fiscal year (“FFY”) 1994 historic expenditures. However, in order to qualify for that level of MOE, the State is required to demonstrate a 50 percent work participation rate among all families. The federal government determined that the State failed to meet this requirement for FFYs 2007 through 2009, and the State is therefore subject to a penalty. The federal government waived the penalty for FFY 2007, but required the State to increase the required MOE to 80 percent of FFY 1994 historic expenditures. As a result, the State was required to increase its MOE expenditure by approximately $180 million. The 2012-13 Governor’s Budget continues to reflect this increase in MOE spending in fiscal year 2012-13. As of April 27, 2012, the State was seeking relief from the FFY 2008 and 2009 penalties. If the State is unsuccessful, and the State is unable to provide an acceptable corrective compliance plan, penalties (as of April 27, 2012, estimated to be approximately $47.7 million for FFY 2008 and $113 million for FFY 2009) may be imposed, which would be payable in future fiscal years. Any penalties from failing to meet federal work participation requirements would be in addition to the approximately $180 million increased MOE requirement.

The 2012-13 Governor’s Budget proposes to restructure the CalWORKs program to prioritize resources and work supports for eligible families working towards self-sufficiency. The new strategy creates two subprograms within CalWORKs, each with differing grant structures, services arrays, and time limits. Child-only cases would be removed from the CalWORKs program and placed into the newly-proposed Child Maintenance program. These and other smaller measures would generate total General Fund savings of approximately $1 billion in fiscal year 2012-13.

Health Programs

Medi-Cal—Medi-Cal, California’s Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Medi-Cal serves over one in six Californians. Federal law requires Medi-Cal to provide basic services such as doctor visits, laboratory tests, x-rays, hospital inpatient and outpatient care, hospice, skilled nursing care, and early periodic screening, diagnosis and treatment. Also, federal matching funds are available if states choose to provide any of numerous optional benefits. California’s Federal Medical Assistance Percentage (“FMAP”) is 50 percent, which is the share of federal funding for standard program benefits (this percentage was increased during the stimulus period that ended June 30, 2011). There are also federal funds in the Medi-Cal budget for a number of Medi-Cal programs or supplemental payments that are matched with local funds that do not appear in state funding totals or that receive a higher matching rate. A wide range of public and private providers and facilities delivers these services. Providers are reimbursed by the traditional fee-for-service method or by capitated payments from managed care plans. As of April 27, 2012, approximately 5.2 million Medi-Cal beneficiaries (more than half of the people receiving Medi-Cal benefits and services) were enrolled in managed care plans.

Average monthly caseload in Medi-Cal was 7.52 million in fiscal year 2010-11 and 7.74 million in fiscal year 2011-12. Caseload is expected to increase in fiscal year 2012-13 by approximately 612,600, or 7.92 percent, to 8.35 million eligible people.

The federal funds number includes approximately $6.8 billion in funds passed through from the Department of Health Care Services to other state departments. The state and local matching funds for this $6.8 billion is included in the respective department budgets and is not included in the state fund figures cited in this paragraph. The net decrease of $323 million in Medi-Cal General Fund expenditures in fiscal year 2012-13 (as compared to revised fiscal year 2011-12) is the result of:

(a)	An increase of approximately $1.6 billion due to base caseload and cost increases ($890 million), supplemental payments to nursing homes ($246 million), managed care rate adjustment ($203 million), restoration of the 10-percent provider rate reduction for nursing homes ($171 million), Healthy Families Program transition to Medi-Cal ($155 million in Medi-Cal, but a statewide savings of $64 million), and other baseline issues.

(b)	A savings of $1.7 billion related to savings proposals adopted in the 2011 Budget Act and proposed savings solutions proposed in the 2012-13 Governor’s Budget.

1.	A savings of $984 million due to newly proposed budget balancing proposals included in the 2012-13 Governor’s Budget related to the transition of dual eligibles to coordinated care delivery systems, the transition of the Healthy Families Program to Medi-Cal, Medi-Cal operational flexibilities, extension of the Gross Premiums Insurance Tax on Medi-Cal plans, managed care expansion, Federally Qualified Health Centers payment reform, payment deferrals, annual open enrollment for managed care enrollees, and other savings proposals.

2.	A savings of $745 million related to proposals adopted in the 2011 Budget Act to limit utilization of services, require beneficiaries to share in the cost of services, and eliminate Adult Day Health Care. Because of the time required to receive federal approval and implement these reductions (particularly copayments), savings grows significantly in fiscal year 2012-13.

(c)	Chapter 286, Statutes of 2011 (SB 335, Hernandez) extended the hospital fee for an additional 30 months (June 2011 through December 2013). The extension of the fee is to result in a savings of $255 million in General Fund monies in fiscal year 2011-12 and $472 million in General Fund monies in fiscal year 2012-13.

As of April 27, 2012, litigation was pending with respect to certain cost reductions implemented by the State.

SSI/SSP—The federal Supplemental Security Income (“SSI”) program provides a monthly cash benefit to eligible seniors and persons with disabilities who meet the program’s income and resource requirements. In California, the SSI payment is augmented with a State Supplementary Payment (“SSP”) grant. The 2012-13 Governor’s Budget proposes approximately $2.8 billion in General Fund expenditures for fiscal year 2012-13, 2.2 percent more than the revised fiscal year 2011-12 funding level. The average monthly caseload in this program is estimated to be 1.3 million recipients in fiscal year 2012-13, a 1.6 percent increase over the revised fiscal year 2011-12 projected level.

Health Care Reform—Federal health care reform does the following: (1) expands Medi-Cal coverage beginning January 1, 2014; (2) requires specified rate increases for primary care beginning in 2013; and (3) prohibits California from restricting eligibility primarily for the Medi-Cal and Healthy Families programs before the new coverage requirements go into effect in 2014. Health care reform may result in a significant net increase of General Fund program costs in fiscal year 2013-14 and beyond. The net impact of health care reform on the General Fund will depend on a variety of factors, including levels of participation and potential savings resulting from the reform (as beneficiaries in current state-only programs may receive coverage through Medi-Cal or the California Health Benefit Exchange (“Exchange”) starting in 2014). The State has preliminarily estimated annual costs of $264.7 million in General Fund monies in fiscal year 2013-14 and growing up to $3.5 billion annually by 2020-21. Actual costs could vary significantly based on economic factors or subsequently enacted program changes.

Two bills, Chapter 655, Statutes of 2010 (AB 1602, Perez) and Chapter 659, Statutes of 2010 (SB 900, Alquist and Steinberg) establish the Exchange as an independent entity in state government and outline the authorities and responsibilities of the Exchange and its governing board. The Exchange is to provide a marketplace for individuals and small businesses to purchase health insurance by January 1, 2014. The Exchange is to establish requirements for health plans to participate in the Exchange, standards and criteria for selecting health plans to be offered in the Exchange, and the Exchange is to be required to provide an adequate selection of qualified health plans in each region of the State. It could cost in the hundreds of millions or even billions of dollars potentially—depending on federal particulars when they are known, how much the federal government pays for implementation, and policy decisions made by the yet to be appointed board. The federal law authorizes the Secretary of the federal Health and Human Services Department to provide grants necessary to fund start-up costs. AB 1602 authorizes the Exchange to assess charges as a part of premiums on participating health plans and at rates reasonable to support the ongoing operations of the Exchange and maintain a prudent reserve.

California Department of Corrections and Rehabilitation

California Department of Corrections and Rehabilitation (“CDCR”) Budget—The 2012-13 Governor’s Budget includes total operating expenditures of $8.9 billion for CDCR from all funding sources. Of this amount, $8.7 billion comes from the General Fund. The CDCR budget includes funding for over 58,528 positions at a total cost for salaries and benefits of approximately $5.9 billion. Lease payments total $258.4 million, and the remaining funds are budgeted for operating expenses and equipment.

The 2012-13 Governor’s Budget includes reductions for CDCR of $1.2 billion. The majority of this amount is savings related to implementation of Chapter 15, Statutes of 2011 (AB 109), which shifted responsibility for short-term, lower-level offenders from the State to county jurisdictions. In addition, counties are responsible for community supervision of lower-level offenders upon completion of their prison sentences.

Litigation Concerning Prison Medical Care Services—In April 2001, a class-action lawsuit, now known as Plata v. Brown, was filed in federal court contending that the State was in violation of the Eighth and Fourteenth Amendments to the U.S. Constitution by providing inadequate medical care to prison inmates. As of October 21,

2011, three other cases were pending in federal court challenging the adequacy of services to prisoners for mental health care, dental health care, and disability rights. The four cases have been coordinated among the courts, but the lead action has been delegated to the Plata court. On June 30, 2005, the Plata court ordered the establishment of a receivership to take control of CDCR’s medical care system due to the State’s delay in successfully implementing the changes required by the Stipulated Agreement for Injunctive Relief, entered into as the settlement of the Plata v. Brown case. A medical care receiver (“Receiver”) was appointed by the Plata court in February 2006, and given broad authority over CDCR’s medical care program. The Plata court approved the Turnaround Plan of Action on June 16, 2008.

The Receiver has plans for the design and construction of additional facilities for inmates with medical or mental health care needs. The facilities are expected to be constructed at existing state correctional facilities or at other appropriate state-owned real property locations. The State is continuing the construction of a major medical facility in Stockton, CA; however, the Administration is reevaluating other construction projects in light of the substantial population declines occurring due to the implementation of AB 109.

The 2012-13 Governor’s Budget includes $1.5 billion for the Receiver’s Medical Services Program, an increase of $29.8 million compared to the 2011 Budget Act.

In January 2012, a federal District Court judge ordered California officials to begin planning for the end of the federal Receivership of the State’s prison medical programs. The judge, with jurisdiction over the CDCR medical care litigation, cited “significant progress” in improving California’s prison medical care and stated that many of the goals of the Receivership had been accomplished. For these reasons, the judge ordered the State and the plaintiffs in the case to prepare a joint report, due in April 2012, on various aspects of post-Receiver planning. While, as of April 27, 2012, it was too soon to assess the timing and fiscal effects of the end of the Receivership, the order appeared to be a positive step toward reasserting state control over prison medical care.

Ruling Concerning Prison Overcrowding—Pursuant to the ruling issued by a panel of three federal judges, the State must reduce its prison population to 137.5 percent of the system’s design capacity by June 27, 2013. The State is expected to achieve a reduction of tens of thousands of prisoners from the State’s prison population due to realignment of non-serious, non-violent, non-sex offenders from state prisons to local jurisdictions under AB 109. The State indicated that a dedicated revenue stream would be provided to local governments to provide for their additional costs. The estimated state savings from realignment is $453.3 million in fiscal year 2011-12, and $1.7 billion annually by fiscal year 2014-15, when realignment is fully implemented.

Prison Construction Program—On May 3, 2007, the Governor signed AB 900 (Chapter 7, Statutes of 2007) (“AB 900”), which provides funding for an expansion of capacity in the state prison system and additional funds for county jails. In addition to construction funding, AB 900 emphasized expanding rehabilitative programs and measuring outcomes through performance goals to reduce the high rate of recidivism among adult offenders.

The central feature of AB 900 is authorization for issuance of a total of up to $7.4 billion of lease-revenue bonds by the State Public Works Board in two phases. Phase I, which may be implemented immediately, authorizes approximately $3.6 billion to finance (i) up to 12,000 new state prison beds to replace temporary housing for inmates in public spaces not designed for such uses, (ii) up to 6,000 re-entry beds for the incarceration of inmates who have served the majority of their terms near the communities into which they will eventually be released, and (iii) facilities to provide medical, dental and mental health treatment or housing for up to 6,000 inmates. Phase II may be implemented after a designated three-member panel certifies that about one-third of the spaces specified in Phase I are under construction and other specified rehabilitative program requirements have been met. Phase II, which must be commenced by January 1, 2014, authorizes up to approximately $2.5 billion for (i) up to an additional 4,000 beds at existing state prisons, (ii) facilities to provide medical, dental and mental health treatment or housing for up to an additional 2,000 inmates, and (iii) up to an additional 10,000 spaces in re-entry housing. Several projects are in construction that are expected to be completed in calendar years 2012 and 2013. The Administration is reevaluating the plan for future AB 900 projects because of the reduced population from the implementation of AB 109.

AB 900 also authorizes funding for acquisition, design and construction of county jail facilities, subject to certain designated priorities and standards. Phase I authorizes up to $617 million of lease-revenue bonds for county jail facilities, which must be issued for projects underway by June 30, 2017 and requires a 25 percent local match. Phase II authorizes an additional $603 million of lease-revenue bonds subject to a 10 percent local match. Several Phase I projects have started construction and the Administration expects several Phase II projects to initiate design during calendar year 2012.

Unemployment Insurance

The Unemployment Insurance (“UI”) program is a federal-state program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own. To be eligible for benefits, a claimant must be able and available to work, seeking work, and be willing to accept a suitable job. The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker.

Due to the high rate of unemployment, the employer contributions are not sufficient to cover the cost of the benefits to claimants. Commencing in January 2009, in accordance with federal law, the State began to fund deficits in the State UI Fund through a federal loan to support benefit payments. The UI Fund deficit was $9.8 billion at the end of 2011. Using current economic outlook and unemployment projections, absent changes to the UI Fund financing structure, as of April 27, 2012, the deficit was projected to be $11.7 billion at the end of 2012.

Pursuant to federal law, if the State is unable to repay the loan within the same year it is taken, state funds must be used to pay the annual interest payments on the borrowed funds. In September of 2011, the State made an interest payment of approximately $303 million and the General Fund will be required to make an interest only payment of approximately $417 million on September 30, 2012. Similar to the 2011 Budget Act, the 2012-13 Governor’s Budget proposes a loan from the Unemployment Compensation Disability Fund to the General Fund to pay for the UI interest expense.

The interest due after fiscal year 2012-13 will depend on a variety of factors, including the actual amount of the federal loan then outstanding (which in turn will depend on the rate of unemployment, employer contributions to the UI Fund, and any state or federal law changes relating to the funding of the program) and the interest rate imposed by the federal government. To address the future interest obligations, the 2012-13 Governor’s Budget proposes to increase the minimum eligibility requirements for UI benefits and to assess a surcharge on employers. The proceeds of the employer surcharge would be used to pay interest payments on the outstanding federal loan beginning in 2013 and to repay the Unemployment Compensation Disability Fund for loans made to the General Fund for the payment of interest on the borrowed funds, relieving the General Fund of that obligation.

Retiree Health Care Costs

In addition to a pension, described in the following section, the State also provides post-employment health care and dental benefits to its employees and their spouses and dependents, when applicable, and recognizes these costs on a “pay-as-you-go” basis. These are sometimes referred to as “Other Post-Employment Benefits” or “OPEB.”

As of June 30, 2011, approximately 154,500 retirees were enrolled to receive health benefits and 128,100 to receive dental benefits. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in the Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the State will contribute toward the retiree’s health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree’s dependents. Employees vest for those benefits after serving 10 years with the State. With 10 years of service credit, employees are entitled to 50 percent of the State’s full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula. As noted below, employees in bargaining unit 12, hired after January 1, 2011, are subject to a longer vesting period.

It is anticipated that the costs to the State for post-employment benefits will continue to grow in the future.

Pursuant to the Governmental Accounting Standards Board Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions, the State now reports on its liability for post-employment health care as well as other forms of post-employment benefits, such as life insurance, in its annual financial reports. The long-term costs for other post-employment benefits may negatively affect the State’s financial reports and impact its credit rating if the State does not adequately manage such costs.

On February 24, 2012, the State Controller’s Office released the State’s OPEB actuarial valuation report by private actuarial firm Gabriel, Roeder, Smith & Company, tasked with calculating the State’s liability for these benefits. The report was based on a variety of data and economic, demographic and health care trend assumptions described in the report. The primary assumption influencing Annual OPEB Costs and the Actuarial Accrued Liability (“AAL”) is the assumed rate of return or discount rate on assets supporting the retiree health care liability. Based on PMIA’s historical returns, investment policy and expected future returns, a discount rate of 4.50 percent was selected for the pay-as-you-go funding policy. The economic assumptions such as the price and wage inflation are assumed to be 3 percent and 3.25 percent respectively. The actuarial valuation contained in the report covers the cost estimates for existing employees, retirees and dependents. The main objective of the report was to estimate the AAL, which is the present value of future retiree health care costs attributable to employee service earned in prior fiscal years.

The report looked at three different scenarios: (i) continuation of the “pay-as-you-go” policy; (ii) a “full funding” policy under which assets would be set aside to prepay the future obligations, similar to the way in which pension obligations are funded, and (iii) a “partial funding” policy, a hybrid of the two scenarios. According to the actuarial valuation as of June 30, 2011, the pay-as-you go funding policy results in an AAL of $62.14 billion as of June 30, 2011. Additionally, the pay-as-you go funding policy results in an annual OPEB cost of $4.74 billion, estimated employer contributions of $1.71 billion and an expected net OPEB obligation of $12.92 billion for fiscal year 2011-12. The annual required contribution for fiscal year 2012-13 is estimated at $4.92 billion.

If the previous assumptions had been exactly realized during the year, the actuarial liability would have increased to $63.2 billion as of June 30, 2011. The key factors contributing to a $1.07 billion decrease in expected actuarial liabilities had the previous assumptions been realized are:

•	Favorable health care trend experience, resulting in a decrease in actuarial liabilities of approximately $4.21 billion.

•	Demographic experience (including more members retiring, retiring earlier, and living longer than assumed) caused actuarial liabilities to increase by $0.73 billion.

•

Changes in OPEB-related assumptions and methods (updating the aging factors and health care trend rates used to project the member’s average health care claim costs after retirement) increased actuarial liabilities by $1.76 billion.

•	An adjustment made to the trend rate due to the Excise Tax under Federal Healthcare Reform. This adjustment increased liabilities by approximately $0.29 billion.

•	Data process improvement and refinement for the current valuation. The refinements increased liabilities by approximately $0.36 billion.

The valuation depended primarily on the interest discount rate assumption used to develop the present value of future benefits and on the assets available to pay benefits. The discount rate of 4.50 percent represents the long-term expectation of the earnings on the State’s General Fund, which is invested in short-term securities in the Pooled Money Investment Account. The State has indicated that the State Controller’s Office plans to issue an actuarial valuation report annually.

On October 1, 2009, the Governor signed legislation that provides for prefunding OPEB for California Highway Patrol officers, including cadets, and supervisors, and managers. The employee contributions for prefunding OPEB were effective July 1, 2009 (at 1 percent of pay increasing to 2 percent on July 1, 2010), and are deposited in an account in the California Employers’ Retiree Benefits Trust. This employee contribution is to be temporarily redirected to pensions until July 1, 2013 due to contract agreements reached in fiscal year 2010-11. Contract agreements reached in fiscal year 2010-11 with the International Union of Operating Engineers (Bargaining Unit 12) and the Union of American Physicians and Dentists (Bargaining Unit 16) included employee contributions of 0.5 percent of pay to prefund OPEB starting July 1, 2012. Additionally, Bargaining Unit 12 agreed to a revised vesting schedule for retiree health benefits for new employees hired after January 1, 2011. Under the revised schedule those employees will have to work for 15 years to qualify for 50 percent coverage and 25 years to qualify for 100 percent of state coverage of premium (as of April 27, 2012, the schedule was 10 years and 20 years, respectively).

Pension Trusts

The principal retirement systems in which the State participates are the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”). The assets and liabilities of the funds administered by CalPERS and CalSTRS are included in the financial statements of the State as fiduciary funds.

The University of California maintains a separate retirement system. (The State’s General Fund does not directly contribute to the University of California’s system; however, the system has been advocating that the State begin to do so.) Information about this system may be obtained directly from the University of California.

As described below, the obligation of the State to make payments to CalPERS and CalSTRS to fund retirement benefits constitutes a significant financial obligation. As of April 27, 2012, CalPERS and CalSTRS each had unfunded liabilities in the tens of billions of dollars. Retirement-related costs payable from the General Fund are expected to increase significantly in the foreseeable future. The actual amount of such increases will depend on a variety of factors, including but not limited to investment returns, actuarial assumptions, experience, retirement benefit adjustments and, in the case of CalSTRS, statutory changes in contributions.

On July 8, 2011, the Governmental Accounting Standards Board (“GASB”) released its exposure draft of proposed changes in pension accounting and financial reporting standards for state and local governments (GASB 25 and 27), and if implemented, these changes will impact the accounting treatment of pension plans in which state and local governments participate. Major changes would be: 1) the inclusion of unfunded pension liabilities on the government’s balance sheet (such unfunded liabilities are currently typically included as notes to the government’s financial statements); 2) full pension costs would be shown as expenses regardless of actual contribution levels; 3) lower actuarial discount rates would be required to be used for most plans for certain purposes of the financial statements, resulting in increased liabilities and pension expenses; and 4) shorter amortization periods for unfunded liabilities would be required to be used for certain purposes of the financial statements, which generally would increase pension expenses. Following public comments on the exposure draft in 2011, new standards could be adopted in final form in 2012 and are expected to take effect in fiscal years beginning mid-2013 for most employers.

CalPERS

At June 30, 2011, CalPERS administered a total of 15 funds, including four defined benefit retirement plans: the Public Employees’ Retirement Fund (“PERF”), the Legislators’ Retirement Fund (“LRF”), the Judges’ Retirement Fund (“JRF”), and the Judges’ Retirement Fund II (“JRF II”). The PERF, LRF, JRF, and JRF II are defined benefit pension plans which provide benefits based on members’ years of service, age, final compensation, and benefit formula. In addition, benefits are provided for disability, death, and survivors of eligible members or beneficiaries.

At the time of the 2012-2013 Governor’s Budget, the State General Fund contributions to CalPERS were estimated to be approximately $2.2 billion in fiscal year 2012-13 ($1.8 billion for state employees and $404 million for California State University employees).

PERF. PERF is a multiple-employer defined benefit retirement plan. In addition to the State, employer participants at June 30, 2010 included 1,543 public agencies and schools (representing more than 2,600 entities). CalPERS acts as the common investment and administrative agent for the member agencies. The State and schools (for “classified employees,” which generally consist of school employees other than teachers) are required by law to participate in PERF. Other public agencies can elect whether or not to participate in PERF or administer their own plans. Members of PERF generally become fully vested in their retirement benefits earned to date after five years of credited service. Separate accounts are maintained for each employer participating in PERF, and separate actuarial valuations are performed for each individual employer’s plan to determine the employer’s periodic contribution rate and other information for the individual plan, based on the benefit formula selected by the employer and the individual plan’s proportionate share of PERF assets.

Retirement Benefits. For state employees, annual benefits depend on the particular employee’s employment category and are generally determined by taking into account years of service credit, final compensation and age of retirement. Depending on the employment category, annual benefits generally range from 2 percent of final compensation (generally meaning the average pay rate and special compensation over the last one year or three consecutive years of employment, unless the member elects a different period with a higher average) at age 55 for each year of service credit (applicable to Miscellaneous and State Industrial category members) to 3 percent of final compensation for each year of service for retirement at age 50 (for State Peace Officer/Firefighter category members). Annual benefits are also subject to annual cost of living adjustments (generally ranging from 2-3 percent), and an additional adjustment intended to preserve the “purchasing power” of the benefit. Benefits also generally include disability and death benefits. A detailed description of the benefits payable by PERF to state employees is set forth in CalPERS actuarial valuations.

Legislation enacted in October 2010 as part of the 2010 Budget Act package (SB 22, Chapter 3, Sixth Extraordinary Session of 2010) (“SBX6 22”) made changes to the retirement formula for state employees hired after January 15, 2011, unless an earlier date was agreed upon in a collective bargaining agreement. Generally, the formula for receiving full retirement benefits was restored to the provisions in effect prior to 1999, when a law increased the percentage formula and reduced the age at which employees could obtain maximum benefits; these formulas vary depending on the category of employment. SBX6 22 also addressed the problem of pension “spiking” by generally requiring the retirement formula for future employees not currently in the three-year formula to be based on an average of pay in three consecutive years, rather than being based on the single highest year’s pay. These reforms will not significantly impact state retirement costs until many years in the future. However, there will be current savings from most existing and future employees contributing a greater percentage, ranging from 2 to 5 percent, of their salaries toward future pension benefits. These increases were collectively bargained and extended to most non-represented employees.

The Administration has proposed a constitutional amendment and legislation which would make additional changes to pension benefits.

Member Contributions. The benefits for state employees in PERF are funded by contributions from members, the State, and earnings from investments. Member and State contributions are a percentage of applicable member compensation. Member contribution rates are defined by law and vary by bargaining units within the same employee classification. The required contribution rates of active plan members are based on a percentage of salary in excess of a base compensation amount ranging from $133 to $863 monthly, and range from 5-11 percent. Additionally, as of April 27, 2012, members of six bargaining units were on a one-day-per-month Personal Leave Program through March 2012 which reduces the salary used to compute their contributions by an amount of approximately 4.62 percent, but this reduction does not reduce the salary level used for computing final compensation as used to determine retirement benefits. The State’s contribution rates are determined by annual actuarial valuations, which are based on the benefit formulas and employee groups of the State.

Actuarial Valuation; Determination of Required Contributions. The required state contributions to PERF are determined on an annual basis by CalPERS Chief Actuary. The actuary uses demographic and other data (such as employee age, salary and service credits) and various assumptions (such as estimated salary increases, interest rates, employee turnover, and mortality and disability rates) to determine the amount that the State must contribute in a given year to provide sufficient funds to PERF to pay benefits when due. The actuary then produces a report, called the “actuarial valuation,” in which the actuary reports on the assets, liabilities and required contribution for the following fiscal year. State law requires the State to make the actuarially required contribution to PERF each year.

A portion of the actuarial valuations performed by CalPERS actuaries are audited each year by an independent actuarial firm. The actuarial valuations specific to State employees are audited every three years. As of April 27, 2012, the most recent audit was for the June 30, 2009 actuarial valuation and was completed in the fall of 2010. The firm responsible for these audits is called Ed Friend Inc. (EFI).

The market value of assets measures the value of the assets available in the pension plan to pay benefits. The actuarial value of assets is used to determine the required employer contributions. Various methods exist for calculating the actuarial value of assets. Since 2005, CalPERS has recognized investment gains and losses on the market value of assets equally over a 15-year period when determining the actuarial value of assets. (This is referred to as “smoothing.”) The recognized portion is added to the gains and losses and (except as described herein)1 is amortized over a rolling 30-year period.2 This is an approved method for determining actuarial value of assets under Government Accounting Standards Board Rules 25 and 27, and is intended to prevent extreme fluctuations in the required employer contributions that may otherwise occur as a result of market volatility. Asset smoothing delays recognition of gains and losses, however, thereby providing an actuarial value of assets that does not reflect the market value of pension plan assets at the time of measurement. As a result, presenting the actuarial value of assets as determined using “smoothing” might provide a more or less favorable presentation of the current financial position of a pension plan than would a method that recognizes investment gains and losses annually. CalPERS sets contributions based on an actuarial value basis.

In addition to the use of “smoothing,” as described above, when CalPERS sets contribution rates, the actuarial value of assets generally cannot be more than 120 percent of the market value or less than 80 percent of the market value (referred to as the “corridor”). Any asset value changes outside these ranges will be recognized immediately, and will result in a greater impact on future state contribution rates. However, in 2009 CalPERS adjusted the “corridor” to mitigate the effects of a negative 24 percent fiscal year 2008-09 investment loss.

According to CalPERS, the three-year phase-in of the fiscal year 2008-09 investment loss is achieved by temporarily relaxing the constraints on the smoothed value of assets. Previously, the actuarial value of assets could not be more than 120 percent of the market value or less than 80 percent of the market value. Under the three-year phase-in, assets are treated as follows:

1.	For the June 30, 2009 actuarial valuations of the State plans setting the contribution requirements for fiscal year 2010-11, the actuarial value of assets cannot be more than 140 percent of the market value or less than 60 percent of the market value.

[1]	When amortization methods result in either mathematical inconsistencies or unreasonable actuarial results, all unfunded liability components are combined into a single base and amortized over a period of time, as determined by the CalPERS Chief Actuary.
[2]	There is a minimum employer contribution equal to normal cost, less 30-year amortization of surplus (negative unfunded liability), if any. In 2009, the CalPERS Board adopted a change to the amortization policy, described in this section. This change resulted in all actuarial gains and losses for the years 2008-2009, 2009-2010 and 2010-2011 to be amortized over a fixed 30-year period instead of a rolling 30-year period. The rolling 30-year period is to be resumed with actuarial gains and losses for 2011-2012.

2.	For the June 30, 2010 actuarial valuations of the State plans setting the contribution requirements for fiscal year 2011-12, the actuarial value of assets cannot be more than 130 percent of the market value or less than 70 percent of the market value.

3.	For the June 30, 2011 actuarial valuations of the State plans setting the contribution requirements for fiscal year 2012-13, the actuarial value of assets cannot be more than 120 percent of the market value or less than 80 percent of the market value.

Lastly, the asset loss outside of the 80 percent—120 percent corridor will be isolated, and paid down with a fixed and certain 30-year amortization schedule. By utilizing a fixed and certain 30-year payment schedule, these losses should be paid in full at the end of 30 years, and should be independent of any investment gain/loss experienced by the remaining portfolio as a whole.

The use of “smoothing” and the “corridor” described above will mitigate short term increases in the State’s required annual contribution. While this will limit extreme increases in the State’s required annual contribution to CalPERS in the near term, absent investment returns significantly over and above the 7.75 percent assumed by CalPERS, it is expected to result in significantly higher required contributions in future fiscal years. Depending on actual investment returns and other factors, the State’s required annual contribution to PERF could increase significantly. The contribution, not including California State University (“CSU”), is estimated to be $3.1 billion for fiscal year 2012-13, approximately $1.8 billion of which is payable from the General Fund. The 2012-13 Governor’s Budget proposes to include state contributions for CSU in CSU’s base budget with no annual adjustment. Approximately $404 million for pension costs has been included in CSU’s base for 2012-13.

Actuarial Assumptions. The CalPERS Chief Actuary considers various factors in determining the assumptions to be used in preparing the actuarial report. Demographic assumptions are based on a study of the actual history of retirement, rates of termination/separation of employment, years of life expectancy after retirement, disability and other factors. This experience study is generally done once every four years. As of April 27, 2012, the most recent experience study was completed in 2010 in connection with the preparation of actuarial recommendations by the CalPERS Chief Actuary.

In March 2011, the CalPERS Board reviewed the discount rate assumption as a result of recent changes to the CalPERS asset allocation. The CalPERS Board once again adopted the use of a 7.75 percent discount rate (investment return) assumption.

At its March 14, 2012 meeting, the CalPERS Board voted to lower the investment earnings assumption to 7.50% (a reduction of 0.25%) commencing for actuarial valuations dated June 30, 2011, which the Department of Finance estimates will result in an increase in the State’s total contribution for fiscal year 2012-13 of approximately $256 million (of which approximately $166 million would be payable from the General Fund). The estimated increases in contributions, which include CSU, are relative to the increases estimated in the proposed Governor’s Budget for 2012-13. However, as of April 27, 2012, the State indicated that the final State costs will not be known until the final rates are adopted by the CalPERS Board in June 2012.

Funding Status. While not yet included in a valuation report, in July 2011, CalPERS reported that the investment return for the PERF in 2010-11 was 20.7 percent. As a result of this investment return, the funded ratio (market value of assets basis) was projected to be near 70 percent as of June 30, 2011, as compared to approximately 63 percent as of June 30, 2010. However, the funded ratio may fall again in the fiscal year ending June 30, 2012. CalPERS noted in a recent press release that the 2011 calendar year resulted in a 1.1 percent gain.

As of April 27, 2012, the most recent actuarial valuation of CalPERS, based on data through June 30, 2010, showed an accrued unfunded liability allocable to state employees (excluding judges and elected officials) of $24.1 billion on an actuarial value of assets basis and $45.2 billion on a market value of assets basis.

State Contributions. As described above, required contributions to PERF are determined annually on an actuarial basis. Payments into PERF are made from the State and from employee contributions. State contributions are made from the General Fund, Special Funds, and non-governmental cost funds. From 2005-06 to 2012-13, a range of approximately 55 to 63 percent of the state contributions to PERF are made from the General Fund. The State has made the full amount of actuarially required contribution each year.

Prospective Funding Status; Future Contributions. The level of future required contributions from the State depends on a variety of factors, including future investment portfolio performance, actuarial assumptions, and additional potential changes in retirement benefits. There can be no assurances that the required annual contribution to CalPERS will not continue to significantly increase, despite the recent changes in rate stabilization methods (including “smoothing” and “corridor” adjustments), and that such increases will not materially adversely affect the financial condition of the State.

As of April 27, 2012, the most recent valuation report for PERF contained a projection of future State contribution rates as a percentage of payroll under different investment return scenarios. The results reflect that unless investment returns over the next three years are as high as 19 percent per year, State contribution rates are expected to continue to increase.

Even with an investment return in excess of the assumed 7.75 percent, state contribution rates are expected to continue to increase. This is mostly as a result of the -24 percent return in fiscal year 2008-09 and the temporary smoothing changes adopted by the CalPERS Board in December 2009 that were described earlier.

Recent Investigation Affecting CalPERS. The previous use of placement agents by CalPERS’ external investment managers has been the subject of investigations by various governmental authorities, including the U.S. Department of Justice, the U.S. Securities and Exchange Commission and the California Attorney General’s Office. Those law enforcement authorities have made extensive requests for documents and other information. According to CalPERS, it has cooperated and continues to cooperate with federal and state law enforcement authorities who are focused on whether civil or criminal laws have been violated by certain entities and individuals associated with CalPERS. In addition to its pending investigative efforts, the California Attorney General brought a civil action against a placement agent firm and other individuals in May 2010. As of April 27, 2012, that litigation was still pending.

Other Retirement Plans. In addition to PERF, CalPERS also administers LRF, JRF, and JRF II, which are defined benefit plans.

In CalPERS’ actuarial report for the year ended June 30, 2010, CalPERS reported that, as of June 30, 2010, JRF had an unfunded actuarial liability of approximately $3.4 billion and JRF II had an unfunded actuarial liability of approximately $60 million. CalPERS reported that, with respect to LRF, as of June 30 2010, the actuarial value of assets exceeded the actuarial liability by approximately $14 million.

CalSTRS

CalSTRS was established under the California Education Code in 1913 to provide benefits to California public school and community college teachers and to certain other employees of the State’s public school system (kindergarten through community college). CalSTRS is the administrator of multiple-employer, cost-sharing defined benefit plans, a tax-deferred defined contribution plan, a Medicare Premium Payment Program, and a Teachers’ Deferred Compensation Fund.

The largest CalSTRS fund, the State Teachers’ Retirement Plan (the “STRP”), is a multiple-employer, cost-sharing, defined benefit plan comprised of four programs: the Defined Benefit Program (referred to in the State’s 2011 Financial Statements and in this appendix as the “DB Program”), the Defined Benefit Supplement Program,

the Cash Balance Benefit Program, and the Replacement Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (“SBMA”) which provides purchasing power protection for retired members.

The State is not an employer (with certain very limited exceptions) in any of CalSTRS programs but does contribute to the DB Program and the SBMA from its General Fund pursuant to statutes in the Education Code. The DB Program is funded through a combination of investment earnings and statutorily set contributions from three sources: the members, the employers, and the State. Contribution rates for the members and employers to fund the DB Program are not adjusted to reflect or offset actual investment returns or other factors which affect the funded status of the DB Program. The same is true for the contribution rates for the State except that if the funded status of the DB Program falls below a certain level then the State is required to make specified supplemental contributions to the DB Program.

As of June 30, 2011 (the fiscal year of the DB Program commences July 1 and ends June 30 of the following year), the DB Program’s unfunded actuarial obligation was $64.5 billion on an actuarial value of assets basis (an increase of $8.5 billion from the June 30, 2010 valuation) and $68.4 billion on a market value of assets basis (a decrease of $10.8 billion from the June 30, 2010 valuation), and the funded ratio was 69 percent based on an actuarial value of assets basis and 67 percent based on a market value of assets basis. The funding status triggered the requirement for the State to make specified supplemental contributions starting in the fiscal year ending June 30, 2012. The funding of the DB Program was identified as a new high-risk issue in the California State Auditor Report 2011-601 dated August 2011 because, as stated in the report, the DB Program assets are projected to be depleted in 30 years assuming existing contribution rates continue, and other significant actuarial assumptions are realized.

The SBMA is a separate account within the DB Program that is funded with a combination of investment earnings and statutorily set contributions from the State. The purchasing power protection program payments for retired members are made only to the extent funds are available in the SBMA and are not a vested benefit.

At the time of the 2012-2013 Governor’s Budget, the State General Fund contributions to CalSTRS were estimated to be approximately $1.3 billion in fiscal year 2012-13.

Funding for the DB Program. The DB Program is funded with a combination of investment income and contributions from members, employers and the State. Although specific amounts vary from year to year, approximately 55 percent of DB Program assets were derived from investment returns, according to CalSTRS. As described below, the contribution rates of the members, employers, and the State are determined by statute in the Education Code. There can be no assurances that the required amounts annually payable among the members, employers, and State will not significantly increase in the future.

Member Contributions. Members are required to make contributions to the DB Program in an amount equal to 8 percent of creditable compensation of the member. However, for services performed during the 2000-01 school year until December 31, 2010, the member contribution to the DB Program was 6 percent because 2 percent was directed to the Defined Benefit Supplement Program (to which the State does not contribute).

Employer Contributions. Employers are required to make contributions to the DB Program in an amount equal to 8 percent of creditable compensation plus 0.25 percent to pay costs of the unused sick leave credit; provided that a portion of the employers’ contributions has in the past and may in the future be transferred to the Medicare Premium Program which has the effect of further reducing aggregate annual contributions to the DB Program.

State Contributions. The State’s General Fund contribution to the DB Program is 2.017 percent of creditable compensation of the fiscal year ending in the prior calendar year. The State also contributes an additional 0.524 percent of creditable compensation of the fiscal year ending in the immediately preceding calendar year when there is an unfunded obligation or a normal cost deficit exists for benefits in place as of July 1, 1990. The percentage is adjusted up to 0.25 percent per year to reflect the contributions required to fund the unfunded obligation or the normal cost deficit. However, the supplemental contribution may not exceed 1.505 percent of creditable compensation from the immediately preceding calendar year. Based on the June 30, 2010 actuarial valuation, an unfunded obligation existed for the benefits in place as of July 1, 1990, which triggered the supplemental payments for the fiscal year ending June 30, 2012 at a contribution rate of 0.524 percent starting October 1, 2011. An appropriation for this supplemental contribution was included in the 2011 Budget Act. An increased supplemental contribution rate to 0.774 percent is included in the 2012-13 Governor’s Budget proposal.

Actuarial Valuation. According to CalSTRS and as reflected in the 2011 CalSTRS Valuation, the biggest source of funding of the DB Program is investment returns, and in calculating the actuarial value of assets, contributions for the past year are added to the actuarial value of assets at the end of the prior year; benefits and expenses are subtracted; an assumed rate of return is added, and as described below, a portion of market value gains and losses are added or subtracted. The assumed investment rate of return on DB Program assets (net of investment and administrative expenses) and the assumed interest to be paid on refunds of member accounts are based in part on an inflation assumption of 3.0 percent.

In February 2012, the CalSTRS Board adopted the changes to the actuarial assumptions recommended in the 2010 Experience Analysis, which decreased the assumed investment rate of return to 7.5 percent from 7.75 percent, the interest on accounts to 4.5 percent from 6.0 percent, and wage growth to 3.75 percent from 4.0 percent. According to the 2011 CalSTRS Valuation, the adoption of new assumptions, based on the 2010 Experience Analysis and adoption by the CalSTRS Board in February 2012, was the most significant factor causing increases in the additional revenue needed for funding sufficiency.

Actual market returns are taken into account but to reduce rate volatility, actual market gains and losses are spread or “smoothed” over a three-year period. That is, one third of the difference between the expected actuarial value of assets and the fair market value of assets is taken into account to determine the actuarial value of assets. According to the 2011 CalSTRS Valuation, due to the asset smoothing method, there are investment losses of $3.89 billion that have not yet been recognized. The average, 10-year investment return of 2.5 percent as of June 30, 2010 instead of the long-term actuarial assumption of 7.75 percent has contributed to an increase in the unfunded actuarial obligation.

Funding Status. According to the CalSTRS Comprehensive Annual Financial Report for Fiscal Year ended June 30, 2011, the market value of the entire DB Program investment portfolio (including the SBMA assets) was $155.3 billion, an increase from $129.8 billion or 19.7 percent over June 30, 2010. Using the CalSTRS smoothing method, the gain will be recognized over a three-year period. CalSTRS noted in a press release that the 2011 calendar year resulted in a 2.3 percent gain.

Prospective Funding Status; Future Contributions. In the 2011 CalSTRS Valuation, the CalSTRS Consulting Actuary concluded that the unfunded actuarial obligation will not be amortized over any future period and that the DB Program is projected to have its assets depleted in about 35 years. This was primarily due to lower investment return experience since 2000, so that future revenue from contributions and appropriations would not be expected to be sufficient, based upon current assets, current revenues and all future experience emerging as assumed. The CalSTRS Consulting Actuary also determined in the CalSTRS Valuation for June 30, 2010 that a supplemental contribution of 0.524 percent of creditable compensation was required to be paid by the State beginning in the fiscal year ending June 30, 2012 (commencing with the first quarterly payment due October 1, 2011) because as of June 30, 2010 there was an unfunded actuarial obligation related to the 1990 structure discussed above. The 2011 Budget Act included an appropriation related to this statutorily required supplemental contribution. In the 2011 CalSTRS Valuation, the CalSTRS Consulting Actuary determined that an increase of 0.25 percent in the supplemental contribution for a total supplemental contribution of 0.774 percent, would be required for the 2012-13 fiscal year. The increased supplemental contribution rate of 0.774 percent is included in the 2012-13 Governor’s Budget proposal.

Using the CalSTRS Board’s methods and assumptions as of June 30, 2011, the CalSTRS Consulting Actuary calculated that to amortize the unfunded actuarial obligation as of June 30, 2011 over 30 years, a level combined contribution rate of 32.343 percent (an increase to existing combined contribution rates of 12.925 percent and assuming the State’s supplemental contribution is adjusted as required by current statutes), beginning on July 1, 2011, would be required. This is a decrease of 1.169 percentage points from what the valuation for June 30, 2010 indicated was necessary.

The unfunded actuarial obligation of the DB Program is projected to grow from $70.6 billion in 2011 to $550.8 billion in 2041.

Responsibility for the Unfunded Obligation. As explained above, total statutorily required contributions, when added to investment earnings, have been significantly less than the actuarially required contributions necessary to fully fund the DB Program on an actuarial basis. The CalSTRS Consulting Actuary noted in the 2011 CalSTRS Valuation Report that the DB Program assets would be depleted in about 35 years assuming existing contribution rates continue, and other significant actuarial assumptions are realized. Other than the State’s requirement to contribute specified supplemental contributions under certain conditions described above, the State is not required under existing statutes to increase its contributions (only the Legislature can change the statutes requiring the State’s contribution), and the Administration does not believe that the State is otherwise required to provide funding for the outstanding liability.

CalSTRS has stated on a number of occasions, including in a letter from the Chief Executive Officer of CalSTRS contained within the CalSTRS Comprehensive Annual Financial Report for the Fiscal Year ended June 30, 2010, that it believes based on its analysis of case law and statutes that the State is responsible for providing an actuarially sound retirement system and paying the difference between the benefits paid and the contributions received in the event that the DB Program assets are depleted. Subsequently, in the Comprehensive Annual Financial Report for the Fiscal Year ended June 30, 2011, the Chief Executive Officer of CalSTRS stated the Legislature and the Governor must craft a specific funding strategy involving increased contributions, which can be “gradual, predictable, and fair to all parties.” The Administration does not agree with CalSTRS’ position regarding the State’s responsibility. The Administration believes that there are a number of ways to address the unfunded liability, including increased employer and employee contributions and other reforms.

In accordance with state law, the Bureau of State Audits periodically identifies what it believes to be “high risk” issues facing the State. The funding of the DB Program was identified as a new high-risk issue in the California State Auditor Report 2011-601 dated August 2011. The report stated that:

“We have added the funding of the Defined Benefit Program of the California State Teachers’ Retirement System (CalSTRS) as a new high-risk issue. These retirement benefits provide an incentive for teachers to make teaching a career. CalSTRS sets aside funds collected as a percentage of teachers’ and administrators’ salaries each year to pay future pension obligations. However, the laws governing the contribution rates for CalSTRS members and their employers have not changed in decades. As a result, the Defined Benefit Program is currently funded at 71 percent, well below the 80 percent considered necessary to fund a sound pension program. Additionally, CalSTRS reports that the program’s assets will be depleted in 30 years. Considering that pension obligation can extend beyond 50 years, unless the State takes steps, such as raising the contribution rates for members and their employers, it may be responsible for providing the necessary funding to ensure that CalSTRS’ Defined Benefit Program meets its obligations. Consequently, we have designated the funding of CalSTRS’ Defined Benefit Program as a high-risk issue.”

No assurance can be given that the State’s contributions to the DB Program will not be increased substantially in the future.

Funding for the SBMA. The SBMA is a separate account within the DB Program that is funded with a combination of investment income and contributions from the State. The contribution rate for the State’s funding of the SBMA is also determined by statute in the Education Code. The purchasing power protection program funded from the SBMA provides quarterly payments to retired and disabled members and beneficiaries to restore purchasing power to beneficiaries if the purchasing power of their initial retirement or disability allowances have fallen below a specified percentage. The purchasing power protection payments are made only to the extent funds are available in the SBMA and are not a vested benefit.

State Contributions. The State’s General Fund contribution to the SBMA is 2.5 percent of creditable compensation of the fiscal year ending in the prior calendar year, less $70 million for the fiscal year ended June 30, 2010, $71 million for the fiscal year ended June 30, 2011 and $72 million thereafter. The Education Code requires the State to continue contributions to the SBMA and that the unused balances remain in the SBMA even if they exceed the amounts required to be paid to beneficiaries.

THE BUDGET PROCESS

Constraints on the Budget Process

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising state taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Proposition 13, passed in 1978, which, among other things, required that any change in state taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1998, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

Constitutional amendments approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits; Proposition 49, approved in 2002, which requires the expansion of funding for before and after school programs; Proposition 63, approved in 2004, which imposes a surcharge on taxable income of more than $1 million and earmarks this funding for expanded mental health services; Proposition 1A of 2004, which limits the Legislature’s power over local revenue sources; and Proposition 1A of 2006, which limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Most recently, Propositions 22 and 26, approved on November 2, 2010, further limit the State’s fiscal flexibility. Finally, Proposition 25, also passed by the voters in November 2010, changed the legislative vote requirement to pass a budget and budget-related legislation from two-thirds to a simple majority. It retained the two-thirds vote requirement for taxes.

These approved constitutional amendments are described below.

Balanced Budget Amendment (Proposition 58)

Proposition 58, approved by the voters in 2004, requires the State to enact a balanced budget, and establish a special reserve and restricts certain future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting estimated expenditures from all resources expected to be available, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve Budget Stabilization Account (“BSA”) be established. The BSA is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. A bill has been enacted that places a constitutional amendment that would strengthen the BSA on the ballot in November 2014.

Proposition 58 also prohibits the use of general obligation bonds, revenue bonds, and certain other forms of borrowing to cover fiscal year end budget deficits. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004)

Senate Constitutional Amendment No. 4 (also known as Proposition 1A of 2004), approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State was able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaimed such action was necessary due to a severe state fiscal hardship and two-thirds of both houses of the Legislature approve the borrowing. The amount borrowed is required to be paid back within three years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

The provisions of Proposition 1A of 2004 allowing the State to borrow money from local governments from time to time have been deleted by Proposition 22 of 2010, which permanently prohibits any future such borrowing.

Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the mandated activity, the requirement on cities, counties or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expands the definition of what constitutes a mandate on local governments to encompass state action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete financial responsibility. The State mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges or to mandates relating to employee rights.

Proposition 1A of 2004 further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to fiscal year 2004-05 over a term of years. Chapter 72, Statutes of 2005 (AB 138) requires the payment of mandated costs incurred prior to fiscal year 2004-05 to begin in fiscal year 2006-07 and to be paid over a term of 15 years. The 2012-13 Governor’s Budget defers payment of these claims and refinances the balance owed over the remaining payment period. The remaining estimated cost of claims for mandated costs incurred prior to fiscal year 2004-05 is approximately $900 million.

The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority. This borrowing generated $1.998 billion that was used to offset State General Fund costs for a variety of court, health, corrections, and K-12 programs. The enabling legislation also created a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated joint powers agency. This joint powers agency sold bonds in an aggregate amount of $1.895 billion in November 2009 to pay the local agencies their property tax allocations when those agencies otherwise would receive the allocations. Pursuant to Proposition 1A of 2004, the State is required to repay the local government borrowing (which in turn is to be used to repay the bonds of the joint powers agency) no later than June 15, 2013. The 2012-13 Governor’s Budget includes $2.1 billion to fully retire the outstanding bond obligations to be paid from the General Fund.

After School Education Funding (Proposition 49)

An initiative statute, Proposition 49, called the “After School Education and Safety Program Act of 2002,” was approved by the voters on November 5, 2002, and required the State to expand funding for before and after school programs in the State’s public elementary, middle and junior high schools. The increase was first triggered in fiscal year 2006-07, which increased funding for these programs to $550 million. These funds are part of the Proposition 98 minimum funding guarantee for K-14 education and, in accordance with the initiative, expenditures can only be reduced in certain low revenue years.

Mental Health Services (Proposition 63)

On November 2, 2004, the voters approved Proposition 63, the Mental Health Services Act, which imposes a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. Proposition 63 also prohibits the Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04. However, Chapter 5, Statutes of 2011 (AB 100) allows the one-time use of Proposition 63 funds in fiscal year 2011-12 for the Early and Periodic Screening, Diagnosis and Treatment program, mental health managed care, and mental health services for special education students. Commencing in fiscal year 2012-13, the Proposition 63 funds would be replaced with dedicated revenues, which would be used to fund the cost of these programs as the programs are realigned to counties.

Transportation Financing (Proposition 1A of 2006)

On November 7, 2006, voters approved Proposition 1A of 2006, which had been placed on the ballot by the Legislature as Senate Constitutional Amendment No. 7, to protect Proposition 42 transportation funds from any further suspensions. Provisions of the State Constitution enacted as Proposition 42 in 2002 permitted the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declared that the transfer would result in a “significant negative fiscal impact” on the General Fund and the Legislature agreed with a two-thirds vote of each house. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension were to have occurred, the amount owed by the General Fund would have had to be repaid to the Transportation Investment Fund within three years, and only two such suspensions could have been made within any 10-year period. In fiscal year 2003-04, $868 million of the scheduled Proposition 42 transfer was suspended, and in fiscal year 2004-05 the full transfer of $1.258 billion was suspended. Budget Acts for fiscal years 2006-07 through 2010-11 all fully funded the Proposition 42 transfer and partially repaid the earlier suspensions. Chapter 11, Statutes of 2010, in the Eighth Extraordinary Session included an elimination of the state sales tax rate on gasoline and an increase in gasoline excise taxes, effectively removing the revenue subject to these restrictions from the state tax system. However, the 2011 Budget Act included $83 million to repay a portion of past suspensions, and the 2012-13 Governor’s Budget proposes to continue these repayments.

Proposition 22—Local Government Funds

On November 2, 2010, voters approved this measure, called the “Local Taxpayer, Public Safety and Transportation Protection Act of 2010,” which supersedes some parts of Proposition 1A of 2004, prohibits any future action by the Legislature to take, reallocate or borrow money raised by local governments and redevelopment agencies for local purposes, and prohibits changes in the allocation of property taxes among local governments designed to aid state finances or pay for state mandates. The Proposition 1A borrowing done in 2009 is grandfathered. In addition, superseding Proposition 1A of 2006, Proposition 22 prohibits the State from borrowing sales taxes or excise taxes on motor vehicle fuels for budgetary purposes (but legislation enacted in 2012 clarifies these funds may be used for short-term cash management borrowing), or changing the allocations of those taxes among local governments except pursuant to specified procedures involving public notices and hearings. Any law enacted after October 29, 2009 inconsistent with Proposition 22 is repealed. Proposition 22 jeopardized the use of funds from the gasoline excise tax that have been used in the 2010 Budget Act to offset General Fund debt service cost on highway bonds and for lending to the General Fund. Passage of this measure jeopardized an estimated $850 million in General Fund relief in fiscal year 2010-11, an amount which is expected to grow to over $1 billion by fiscal year 2013-14. The 2011 Budget Act replaced the use of gasoline excise tax for these purposes with truck weight fees and other transportation revenues that could be used for these purposes under Article XIX of the California Constitution. This preserved the 2011 Budget Act allocations for state and local programs while achieving similar levels of General Fund relief to that obtained in the 2010 Budget Act.

The inability of the State to borrow or redirect property tax funds will reduce the State’s flexibility in reaching budget solutions in the future. The State has used these actions for several billion dollars of solutions in some recent years.

Proposition 26—Increases in Taxes or Fees

On November 2, 2010, voters approved this ballot measure which revises provisions in Articles XIII A and XIII C of the Constitution dealing with tax increases. The measure specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the practice where a tax increase coupled with a tax reduction is treated as being able to be adopted by majority vote. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring two-thirds vote. Finally, any tax or fee adopted after January 1, 2010 with a majority vote which would have required a two-thirds vote if Proposition 26 were in place would be repealed after one year from the election date unless readopted by the necessary two-thirds vote. Proposition 26 jeopardized the continuation of the gasoline excise for sales tax swap. However, Chapter 6, Statutes of 2011 re-enacted the tax swap with a two-thirds vote, before it could be repealed by operation of Proposition 26.

Proposition 25—On-Time Budget Act of 2010

On November 2, 2010, voters approved this measure that is intended to end budget delays by changing the legislative vote necessary to pass the budget bill from two-thirds to a majority vote and by requiring legislators to forfeit their pay if the Legislature fails to pass the budget bill on time. This measure does not change Proposition 13’s property tax limitations in any way. This measure does not change the two-thirds vote requirement for the Legislature to raise taxes. The lower vote requirement also applies to trailer bills that appropriate funds and are identified by the Legislature “as related to the budget in the budget bill.” This measure also provides that the budget bill and other bills providing for appropriations related to the budget bill are to take effect immediately upon being signed by the Governor or upon a date specified in the legislation.

PROPOSED FISCAL YEAR 2012-13 STATE BUDGET

NOTE: The following discussion does not take into account potential changes in revenue and related estimates which may occur if the alternative “March Revenue Initiative” (discussed below) is approved by voters, as compared to the “January Revenue Initiative” upon which the 2012-13 Governor’s Budget was based.

2012-13 Governor’s Budget

The 2012-13 Governor’s Budget, released on January 5, 2012, proposed to solve an estimated $9.2 billion budget gap for fiscal years 2011-12 and 2012-13 with a combination of spending reductions and revenue solutions. This compares with an estimated budget gap of over $26 billion for fiscal years 2010-11 and 2011-12 at the time of the 2011-12 Governor’s Budget.

The 2012-13 Governor’s Budget projected General Fund revenues and transfers for fiscal year 2012-13 at $95.4 billion, an increase of $6.8 billion or 7.7 percent compared with revised estimates for fiscal year 2011-12. General Fund expenditures for fiscal year 2012-13 were projected at $92.6 billion, an increase of $6.0 billion or 7.0 percent compared with revised estimates for fiscal year 2011-12. After adjusting for one-time expenditures, the overall expenditure growth was estimated at 1.3 percent.

The 2012-13 Governor’s Budget proposed a combined total of $10.3 billion of budget solutions for fiscal years 2011-12 and 2012-13 to balance the budget and build a $1.1 billion reserve. The solutions consist of $4.2 billion of expenditure reductions (approximately 41.0 percent of solutions), $4.7 billion of revenue solutions (45.0 percent), and $1.4 billion of other solutions (14.0 percent). Expenditure reductions include $2.0 billion of reductions in Health and Human Services including $946.2 million of cuts relating to CalWORKs and $842.3 million of cuts relating to Medi-Cal; $1.3 billion in Education which includes $544.4 million of cuts in Proposition 98 expenditures, $446.9 million of cuts in Child Care and $301.7 million of cuts in the Cal Grant Program. Other solutions include loan repayment extensions amounting to $630.5 million, using other funds to pay $417 million in Unemployment Insurance Interest due to the federal government and shifting weight fee revenues amounting to $349.5 million to the General Fund.

To achieve the proposed revenue solutions, the Governor plans to ask voters in November 2012 to approve an initiative Constitutional Amendment that would temporarily increase tax rates on the State’s high-income taxpayers and increase the Sales and Use Tax rate by one-half percent. As noted below, the specific rate increases may be changed from the Governor’s original proposal. Both versions of the initiative guarantee these new revenues to K-14 schools and colleges and constitutionally protect the funds shifted to local government to pay for public safety The 2012-13 Governor’s Budget estimated that the new tax revenues from the January Revenue Initiative would generate an estimated $6.9 billion allocable on a budgetary basis to the 2011-12 and 2012-13 fiscal years. (Cash receipts of the new tax revenues would only commence after the election, mostly after January 1, 2013.) After accounting for the increased Proposition 98 minimum guarantee, it would provide $4.4 billion in net budgetary benefit to the General Fund. The State has indicated that new revenue estimates will be released in the 2012-13 May Revision.

As of April 27, 2012, the Governor had begun the process of collecting the necessary voter signatures to place his proposal, called “The Schools and Local Public Safety Act of 2012,” on the November 2012 ballot. After the Governor submits signatures to the county election officials, the counties will verify that at least 807,615 valid signatures have been submitted. By June 28, 2012, the Secretary of State was expected to determine whether the initiative qualifies for the ballot.

The proposed budget includes a backup plan that specifies $5.4 billion in cuts affecting education and public safety that would go into effect on January 1, 2013, if a ballot initiative is not approved. These trigger cuts include $4.8 billion from Proposition 98 spending, $200 million each from University of California and California State University, $125 million from state courts, and about $29 million from other agencies.

The Governor’s proposed budget solutions assume that some of the changes to CalWORKs would be approved by the Legislature in March 2012, so they could go into effect by July 1. However, legislative leaders did not move so quickly on these proposals, and were expected to wait for the updated revenue estimates in May 2012 to see what magnitude of welfare cuts would be needed. The Administration was expected to propose additional budget solutions in the 2012-13 May Revision to make up the lost benefit of this delay, together with all other updates and changes as needed.

The 2012-13 Governor’s Budget has the following significant components by major program area:

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Proposition 98—The Proposition 98 Guarantee for fiscal year 2012-13 is $52.5 billion, of which $30.9 billion is funded from the General Fund, including a portion of the assumed new revenue from the Governor’s tax initiative. The balance is to come from local property taxes. In addition to new revenues, the 2012-13 Governor’s Budget includes a series of adjustments or “rebenchings” of the Proposition 98 Guarantee. The most significant adjustment relates to the elimination of the sales tax on gasoline in 2010-11. The proposed budget also includes a Proposition 98 General Fund reduction to offset increased local revenues resulting from the elimination of redevelopment agencies.

•

K-12 Education—A total of $39.2 billion for K-12 education programs for fiscal year 2012-13, of which $38.2 billion is funded from the General Fund and the Education Protection Account fund. The remaining funds include special and bond funds. (The Education Protection Account would be established under the Governor’s proposed Constitutional Amendment to appear on the November 2012 ballot, and would receive the monies generated by the increased income and sales tax rates.)

•

Higher Education—Total state funding of $9.8 billion, including $9.4 billion from the General Fund and Proposition 98 sources, for all major segments of Higher Education, including stem cell research. The remaining funds include special and bond funds.

In the 2012-13 Governor’s Budget, the Administration proposes a long-term funding plan for higher education which would provide the University of California (“UC”) and the California State University (“CSU”) with sufficient operating funding to support their core missions, to provide a minimum level of resources to maintain student access, affordability, and program quality. The plan begins with establishing 2012-13 funding as the base year. Beginning in 2013-14, the institutions would receive a General Fund increase of four percent per year contingent upon the passage of the revenue-generating ballot initiative in November 2012 and upon the institutions reporting on and achieving various performance and accountability standards.

As of 2011-12, debt service for state general obligation bonds and lease revenue bonds issued for UC and CSU for capital projects and CSU’s state-funded retirement contributions are annually adjusted and budgeted separately from the institutions’ base General Fund appropriation. The 2012-13 Governor’s Budget proposes that debt service and CSU’s retirement contribution would be accounted for as part of the institutions’ base appropriations beginning in 2012-13. Thus, the institutions would have more responsibility to determine the appropriate mix of dollars dedicated to capital projects, pensions, instructional and support activities.

•	Health and Human Services—Total funding of $42.9 billion, including $26.4 billion from the General Fund, for Health and Human Services programs. The remaining funds include special and bond funds.

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Prison Funding—Total funding of $10.7 billion, including $8.7 billion from the General Fund for the California Department of Corrections and Rehabilitation. The remaining funds include special and bond funds.

•

Redevelopment Agencies—Two bills enacted as part of the 2011 Budget Act eliminated redevelopment agencies but optionally allowed them to continue in existence if their sponsoring entities paid a fee to local schools and certain special districts. For those redevelopment agencies that were dissolved, the statute directed the property tax increment they would have received, after payment of redevelopment debt obligations, to be paid to local agencies and school districts according to their base property tax allocations. The 2011 Budget Act reflected an allocation of $1.7 billion of these funds to offset K-14 Proposition 98 General Fund expenditures in fiscal year 2011-12. Both of these bills were challenged before the California Supreme Court by the California Redevelopment Association and other organizations. On December 29, 2011, in the case California Redevelopment Association et al. v. Matosantos et al., the California Supreme Court upheld the State’s ability to eliminate redevelopment agencies, but also ruled that requiring redevelopment agencies to remit payments to schools in order to avoid elimination was unconstitutional. In accordance with the Court’s order, all redevelopment agencies were dissolved on February 1, 2012. Revenues that would have been directed to the redevelopment agencies are to be distributed to make “pass through” payments to local agencies that they would have received under prior law, and to successor agencies for retirement of the redevelopment agencies’ debts and for limited administrative costs. The remaining revenues will be distributed as property taxes to cities, counties, school and community college districts, and special districts under existing law.

The 2012-13 Governor’s Budget reflects an estimate that approximately $1.075 billion in additional property tax revenue will be received by K-14 schools in 2012-13, which would offset the State’s Proposition 98 General Fund obligation. The State would continue to realize Proposition 98 General Fund savings in fiscal years subsequent to 2012-13. While the amounts have not been calculated, they would likely be in the range of the 2012-13 savings for several years, and are expected to gradually increase as the debts of the abolished redevelopment agencies are paid down and their property is sold, and as local property taxes grow.

The Department of Finance has proposed legislation that would reduce 2011-12 fiscal year funding under Proposition 98 from the General Fund for community colleges and K-12 special education by approximately $171 million. The proposed reductions reflect an expected increase in local property tax revenues due to the elimination of redevelopment agencies. As of April 27, 2012, the State indicated that the estimated savings would decrease significantly if the proposed language was not enacted by April or May of 2012.

LAO Report Concerning Projected Revenue. On February 27, 2012, the Legislative Analyst’s Office (“LAO”) released a report titled “The 2012-13 Budget: Economic and Revenue Update” (the “February LAO Report”). The February LAO Report did not take into account possible changes which would occur if the new March Revenue Initiative (discussed below) is approved. The February LAO Report states in part:

“While the economic outlook has improved somewhat since our last forecast in November, data received after that forecast concerning 2010 tax payments by Californians and soft personal income tax (PIT) estimated payments in December and January have weakened some parts of our office’s near-term revenue forecast. In January, we noted that our November General Fund revenue forecast was $6.8 billion lower than the administration’s in 2011-12 and 2012-13 combined (including our lower estimates of revenue from the Governor’s proposed tax initiative). Now, our updated revenue forecast including similar federal tax policy assumptions as the administration’s, an updated estimate of revenues from the Governor’s initiative, and an initial estimate of revenues due to the possible Facebook stock offering—is $6.5 billion lower than the administration’s in 2011-12 and 2012-13 combined. If the Facebook-related revenues were omitted from this new forecast, General Fund revenues would be about $8.5 billion lower than the administration’s over this period—weaker than the $6.8 billion difference identified in January—due mainly to the negative revenue data received over the last three months.”

Recent Developments

Medi-Cal Provider Reimbursement Litigation. On December 28, 2011, the federal District Court for the Central District of California preliminarily enjoined the 10 percent payment reductions enacted by a part of the 2011 Budget Act for nursing facilities that are part of an acute care hospital, known as distinct part nursing facilities (California Hospital Association v. Douglas and Sebelius) and pharmacies (Managed Pharmacy Care v. Douglas and Sebelius). On January 10, 2012, the same court issued an order to preliminarily enjoin the 10 percent payment reductions for non-emergency medical transportation providers. On January 31, 2012, the same court issued an order to preliminarily enjoin the 10 percent payment reductions for physicians, clinics, dentists, ambulance providers, durable medical equipment, and medical supplies. In these cases, the court ruled that plaintiffs had a high likelihood of success on many of their legal claims, including their claim that the federal Health and Human Services Agency’s review and approval of California’s State Plan Amendments to implement this law were “arbitrary and capricious.” As of April 27, 2012, the Department of Health Care Services was seeking a stay of these orders from the Ninth Circuit Court of Appeals. The 2012-13 Governor’s Budget had already taken into account the loss of savings due to the December 2011 injunction, but the most recent injunctions, if upheld, are expected to have an estimated General Fund fiscal impact of $106 million in 2011-12 and $102 million in 2012-13.

Federal Disapproval of Medi-Cal Copayments. On February 6, 2012, the federal Centers for Medicare and Medicaid Services sent a letter to the director of the California Department of Health Care Services indicating the federal government was unable to approve the State’s request to implement copayments at this time. The State intends to appeal and continue to work with the federal government to demonstrate the legal and policy support for the proposal. The 2012-13 Governor’s Budget assumed an October 1, 2012 effective date and included $575 million General Fund savings in 2012-13 from Medi-Cal copayments. Therefore, there is some additional time to resolve this matter before the State experiences any loss of projected savings.

Potential Facebook Initial Public Offering. Facebook, Inc. is a Delaware-incorporated company that is headquartered in Menlo Park, California. In an initial Form S-1 registration statement dated February 1, 2012, Facebook released a preliminary prospectus for a possible future initial public offering (IPO) of its shares on either the New York Stock Exchange or The NASDAQ Stock Market. As of April 27, 2012, the State was unable to estimate, with any degree of certainty, the budgetary effect of the Facebook IPO. As of April 27, 2012, the State indicated that it was possible that activity related to the Facebook IPO could generate additional revenue in the billions of dollars in fiscal year 2011-12 and/or the following few fiscal years, beyond the amounts estimated in the 2012-13 Governor’s Budget, but that there could be no assurances of such a result.

Tax Initiative. The 2012-13 Governor’s Budget revenue projections assume passage of a revenue initiative on the November 2012 ballot, which was proposed by the Governor in connection with the release of the 2012-13 Governor’s Budget (the “January Revenue Initiative”). On March 15, 2012, the Governor announced his agreement with the proponents of a competing proposal to support a different version of the proposal (the “March Revenue Initiative”).

The January Revenue Initiative would increase the Personal Income Tax rate, for tax years 2012 through 2016, for high income married couples filing jointly in the following steps: by one percent for income above $500,000 and equal to or below $600,000; by 1.5 percent for income above $600,000 and equal to or below $1 million; and by 2.0 percent for income over $1 million. (Consistent with California’s tax code’s avoidance of a marriage penalty, the tax rates for single taxpayers will start at one-half the income level for joint returns.) The March Revenue Initiative provides for the following increases for seven years through 2018: by one percent for income above $500,000 and equal to or below $600,000; by 2.0 percent for income above $600,000 and equal to or below $1 million; and by three percent for income over $1 million.

With respect to sales taxes the January Revenue Initiative provided an additional 0.5-percent rate commencing on January 1, 2013 through December 31, 2016. The March Revenue Initiative instead provides for an additional 0.25-percent rate in that same period.

On March 16, 2012, in accordance with state election law, the Department of Finance and Legislative Analyst’s Office (“LAO”) provided a joint estimate of the amount of revenues that would result from the March Revenue Initiative.

In the 2012-13 Governor’s Budget, the Department of Finance estimated that the January Revenue Initiative would result in a revenue increase on a budgetary basis of $6.9 billion in the 2011-12 and 2012-13 fiscal years, with additional amounts in future years. The March Revenue Initiative is projected by the Department of Finance to result in approximately $9 billion of additional revenues during these two fiscal years, and average additional revenues of approximately $7.6 billion in the following five fiscal years. The LAO projects that the March Revenue Initiative will result in $6.8 billion of additional revenues for the 2012-13 budget, and an average of

$5.4 billion during the following five fiscal years. The differences primarily reflect different views of the two offices regarding future patterns of income from capital gains and similar sources.

As of April 27, 2012, the Department of Finance had not yet determined the full impact of the March Revenue Initiative on the General Fund. The 2012-13 May Revision due on May 14, 2012, was expected to contain an updated revenue forecast.

Deferred Obligations

Despite eliminating a significant portion of the structural deficit in the 2011 Budget Act, the State continues to face major long-term challenges and must address the remaining structural budget deficit and the consequences of budget-balancing actions taken in the past. A point-in-time estimate of budgetary borrowings would be $33.0 billion at the end of the 2011-12 fiscal year, which consisted of budget solutions adopted over the prior decade which had the effect of pushing costs into future years.

Deferrals represent actions (totaling $13.0 billion) taken to move required payments from the 2011-12 fiscal year into the next year for budgetary savings. These deferrals have to be renewed from year to year to avoid having to make a double payment within a fiscal year. Deferred obligations are a portion of Proposition 98 payments to schools and community colleges, certain Medi-Cal reimbursements, one month’s state payroll and the final quarterly payment to the State pension fund. Other budgetary borrowings are repayment of the ERB deficit bonds which financed budget deficits from prior to 2004, repayment of certain legislatively-approved interfund borrowings, reimbursement of borrowings from state and local governments, reimbursements to local governments and school districts for the costs of state mandates placed on those entities under state laws, and repayments to school and community college districts of amounts owed under Proposition 98 from recalculation of the guarantee after the end of the fiscal year.

In addition, the General Fund is obligated for repayment of deficit bonds (ERBs), certain legislatively-approved interfund borrowings, reimbursement of borrowings from state and local governments, reimbursements to local governments and school districts for the costs of state mandates placed on those entities under state laws, obligations to employees for compensated absences, costs for self-insurance, and future payment of interest owed on borrowings from the federal government for unemployment insurance payments. (In some cases, the Legislature has the ability to modify, further extend the timing of or even cancel the repayment of some of these obligations.)

The Administration projects that, if all of its proposals in the 2012-13 Governor’s Budget are adopted and approved by the voters, the State’s budget in future years would carry annual operating surpluses (revenues exceeding expenditures), which would allow all of the accumulated debts to be retired by the end of the 2015-16 fiscal year.

In some instances, such as the ERBs and the repayment to local governments under Proposition 1A, the repayment mechanism over time is included in annual budgets. In other cases, such as the loans from special funds, the repayment mechanism remains within the discretion of the Legislature.

In addition to the budgetary borrowing, the State faces future obligations to employees for compensated absences, costs for self-insurance, and future payment of interest owed on borrowings from the federal government for unemployment insurance payments. Further, in addition to the Proposition 98 deferred payment and underfunding, the General Fund is obligated to repay school and community college districts for past underfunding which is permitted under Proposition 98 (“maintenance factor”) and for recalculation of amounts owed under Proposition 98 when final revenue figures are determined after the end of a fiscal year (“settle-up payments”). The Department of Finance estimated that the total outstanding balance of Proposition 98 maintenance factor payments and settle-up payments would be $10.6 billion and $2.6 billion respectively at the end of the 2011-12 fiscal year. The Proposition 98 maintenance factor is to be repaid pursuant to the constitutional repayment formula in future years when state revenue increases.

The pension funds managed by the State’s two main retirement systems, CalPERS and CalSTRS, each have unfunded liabilities in the tens of billions of dollars. The State also has an unfunded liability relating to retirees’ post-employment healthcare benefits.

Pension Reform Proposal

Following the submission of the 2012-13 Governor’s Budget, on February 2, 2012, the Governor submitted to the Legislature a draft constitutional amendment and accompanying statutory language needed to implement his 12-point pension reform plan affecting all California public employees in state government, local government, public universities and colleges, and school districts, which the Governor had first outlined in the fall of 2011. The following provisions were included in the legislative proposals:

1.	Requiring employees (including current employees) to contribute at least half of the annual normal costs of their pension plans.

2.	Establishing a process to design and implement a “hybrid” pension plan for newly hired employees that would feature a defined-contribution component, a lower defined-benefit formula than employees generally receive today, and Social Security integration where applicable.

3.	Increasing normal retirement ages to 57 for newly hired safety employees and 67 for newly hired non-safety employees.

4.	Calculating “final compensation” used to determine pension benefits for newly hired employees using the highest average annual compensation over a three-year period.

5.	Prohibiting bonuses, unused vacation or sick leave, and other pay perks from being included in the calculation of “final compensation” for newly hired employees.

6.	Limiting post-retirement employment for all employees, including current employees, who begin drawing pension benefits upon retirements, then return to work in a public agency covered under his or her previous pension system.

7.	Revoking pension benefits of public employees convicted of felony crimes related to their official duties.

8.	Prohibiting employers from enhancing pension benefits retroactively.

9.	Prohibiting contribution “holidays” when government employers suspend contributions necessary to fund annual pension costs.

10.	Eliminating the ability of employees to purchase additional service credit for time not actually worked.

11.	Restructuring the composition of the CalPERS Board to include more independent members who have financial or health care expertise, and who are not eligible to receive a CalPERS pension.

12.	Extending the number of work years that newly hired state employees would need to serve in order to become eligible to receive health care benefits in retirement.

As of April 27, 2012, the Governor’s proposal was being considered by a joint Assembly-Senate Conference Committee on Public Employee Pensions which was formed in 2011 to review various pension reform options. The Committee has held several hearings and another hearing was scheduled in mid-April, 2012.

2011-12 STATE BUDGET

The 2011-12 Governor’s Budget solutions to close a projected $25.4 billion two-year budget gap had several major components, including expenditure reductions totaling about $12.5 billion and a five-year extension of temporary increases in personal income taxes, sales and use taxes and vehicle license fees and a reduction in dependent exclusions from personal income taxes, totaling $14 billion. Ultimately, the Governor was not able to obtain enough legislative votes to put his proposed tax increase on the June 2011 ballot, but much of the expected additional revenue from that part of his proposal ended up being made up from higher receipts at the end of the 2010-11 fiscal year and higher projections of 2011-12 revenues under existing tax rates as the State ended the 2010-11 fiscal year. The 2011 Budget Act was the first budget to be enacted under Proposition 25, approved by the voters in November 2010, which lowered the required vote for budget actions to a majority from two-thirds.

By the end of June 2011, preliminary cash results for the General Fund’s main tax sources for May 2011 and part of June 2011 were ahead of the 2011-12 May Revision projections. The additional revenues for May and June 2011 were estimated at $1.2 billion (of which the Department of Finance has reported that on an agency cash basis $1.15 billion was actually achieved by June 30, 2011). The Legislature and Department of Finance agreed that if the trend of better-than-projected revenues continued, about $4 billion of additional revenue could be received for the full year 2011-12. The combined $5.2 billion of additional revenues above the 2011-12 May Revision projection was enough to close the remaining budget gap, and the final budget act was adopted on June 30, 2011. However, a “trigger mechanism” (described below) was included in the 2011 Budget Act to reduce spending automatically if an updated forecast of full-year revenues in mid-December 2011 showed that there would be at least a $1 billion shortfall compared to the 2011 Budget Act estimate. This mechanism was ultimately used.

The 2011 Budget Act

The 2011 Budget Act, enacted on June 30, 2011, closed a projected budget gap of $26.6 billion over the two fiscal years 2010-11 and 2011-12, and projected a $543 million reserve by June 30, 2012, for a total of $27.2 billion in solutions (including a combination of expenditure reductions, additional revenues, and other solutions) and improved revenue results for the State’s tax base. General Fund revenues and transfers for fiscal year 2011-12 were projected at $88.5 billion, a reduction of $6.3 billion compared with fiscal year 2010-11. General Fund expenditures for fiscal year 2011-12 were projected at $85.9 billion, a reduction of $5.5 billion compared to the prior year. In approving the 2011 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by about $24 million, mostly in the Judicial Branch. The 2011 Budget Act also included special fund expenditures of $34.2 billion and bond fund expenditures of $9.4 billion. As of April 27, 2012, the expectations for the 2011 Budget Act had not been fully achieved.

The estimated General Fund revenue in the 2011 Budget Act reflected a combination of factors, including expiration of temporary taxes and surcharges that had been enacted in 2009 (which totaled approximately $7.1 billion in fiscal year 2010-11) and transfer of about one percent of the state sales tax rate to local governments to fund the realignment described further below. Offsetting these reductions was improved revenue estimates for the remaining state tax sources. Expenditures reflected increases needed to offset the termination of federal stimulus funding (ARRA) which supported about $4.2 billion of General Fund programs in fiscal year 2010-11.

In addition to the major solutions described above, the 2011 Budget Act contained the following major General Fund components:

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Proposition 98—The Proposition 98 Guarantee for fiscal year 2011-12 is $48.7 billion, of which $32.9 billion is funded from the General Fund. The Proposition 98 Guarantee was not suspended for fiscal year 2011-12. Transferring 1.0625 percent of the state sales tax to local governments as part of the realignment legislation described below reduced the Proposition 98 Guarantee by $2.1 billion in fiscal year 2011-12. Other budget legislation would protect K-14 schools from this reduction by seeking a future ballot measure to provide additional funding. A lawsuit was filed which challenges the reduction of the Proposition 98 Guarantee as a result of the redirection of state sales tax as part of the realignment program.

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K-12 Education—A total of $35.8 billion for K-12 education programs for fiscal year 2011-12, of which $34.3 billion is funded from the General Fund. The remaining funds include special and bond funds. The original budgeted expenditures were reduced for the second half of the fiscal year as described below under “Trigger Mechanism for Revenue Shortfall.”

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Higher Education—Total funding of $11.1 billion, including $10.2 billion from the General Fund and Proposition 98 sources, for all major segments of Higher Education. The remaining funds include special and bond funds. The original budgeted expenditures were reduced for the second half of the fiscal year as described below under “Trigger Mechanism for Revenue Shortfall.”

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Health and Human Services—Total funding of $37.1 billion, including $23 billion from the General Fund, for Health and Human Services programs. The remaining funds include special and bond funds. The original budgeted expenditures were reduced for the second half of the fiscal year as described below under “Trigger Mechanism for Revenue Shortfall.”

•	Prison Funding—Total funding of $9.8 billion from the General Fund for the California Department of Corrections and Rehabilitation.

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Redevelopment Agencies—Legislation enacted as part of the 2011 Budget Act eliminated redevelopment agencies but optionally allowed them to continue in existence if their sponsoring entity paid a fee to local schools and certain special districts. The 2011 Budget Act reflected an allocation of $1.7 billion of these funds to offset K-14 Proposition 98 General Fund expenditures in fiscal year 2011-12. With the result of the Supreme Court’s decision in the case of California Redevelopment Association v. Matosantos, that all redevelopment agencies have been terminated as of February 1, 2012, and the alternate choice to pay funds declared unconstitutional, the Administration has revised its projections to show a General Fund budget gain of $1.05 billion in fiscal year 2011-12, which is $651 million less than the original $1.7 billion estimate.

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Realigning Services to Local Governments—The 2011 Budget Act included a major realignment of public safety programs from the state to local governments (“AB 109”). The realignment moves program and fiscal responsibility to the level of government that can best provide the service, eliminating duplication of effort, generating savings, and increasing flexibility. The implementation of the Community Corrections Grant Program authorized by AB 109 is to move lower-level offenders from state prisons to counties and reduce the number of parole violators in the State’s prisons. Other realigned programs include local public safety programs, mental health, substance abuse, foster care, child welfare services, and adult protective services. The 2011 Budget Act funds the $5.6 billion realignment using two fund sources: (1) the dedication of 1.0625 cents of the existing state sales tax rate ($5.1 billion) and (2) the redirection of vehicle license fee revenues ($453.4 million). As a result of the realignment, the State expected General Fund savings from the realigned programs to be about $2.6 billion in fiscal year 2011-12. About $2.1 billion of these savings is achieved from a reduction in the Proposition 98 Guarantee; however, a lawsuit was filed challenging this calculation of the Proposition 98 Guarantee.

Trigger Mechanism for Revenue Shortfall

The 2011 Budget Act projected an additional $4 billion in fiscal year 2011-12 General Fund revenues since the May Revision, based on better-than-projected revenues in May 2011 and the first part of June 2011. This amount was estimated on an aggregate basis, and was not allocated to specific tax sources. The 2011 Budget Act recognized the potential risk to the State’s fiscal condition if the higher revenues did not materialize by including a “trigger mechanism” to provide certain automatic expenditure reductions described below if projections of the fiscal year 2011-12 revenues (which were to be updated in November/December 2011) were more than $1 billion lower than projected under the 2011 Budget Act.

The first step in this process was a report from the Legislative Analyst’s Office released on November 16, 2011 projecting that General Fund revenues and transfers in 2011-12 would be $3.7 billion below the level assumed in the 2011 Budget Act. On December 13, 2011, the Director of Finance released a forecast that the revenue shortfall would be about $2.2 billion, largely based on higher revenue estimates than the Legislative Analyst’s Office. Under the law, the lower shortfall estimate of the Director of Finance was used to implement the automatic expenditure reductions, which consisted of $551 million in cuts to higher education, health and human services, and public safety, $350 million in cuts from eliminating the home-to-school transportation program and reducing community college apportionments, and $80 million of cuts from K-12 school apportionments. Subsequent legislation restored the funding for home-to-school transportation and instead made the cuts across the board to K-12 schools. A later court injunction has halted about $100 million of the reductions related to Health and Human Services.

Imposition of “Trigger” Expenditure Cuts. The 2011 Budget Act contained a provision for the imposition of automatic expenditure reductions if certain updated revenue estimates in November and December 2011 fell short of projections made when the 2011 Budget Act was adopted. On December 13, 2011, the Director of Finance made the determination that $981 million of these “trigger cuts” would have to be made, based on a projection that updated 2011-12 revenue would be $2.205 billion lower than the projected revenue specified in Section 3.94 of the 2011 Budget Act. On December 14, 2011, Los Angeles Unified School District filed suit against various state officers to block the trigger reduction regarding home to school transportation funding. Los Angeles Unified School District v. Edmond [sic] G. Brown et al. (Los Angeles Superior Court BS 135157). A temporary restraining order was denied and the reduction was made. As of April 27, 2012, the case was proceeding, but recent legislation reversed the reduction for this program and substituted other cuts. A later court injunction in the case Oster et al. v. Lightbourne et al. (U.S. District Court, Northern District of California, Case No. CV 09-4668 CW) has halted about $100 million of the reductions related to Health and Human Services.

Fiscal Year 2011-12 Revised Estimates in the 2012-13 Governor’s Budget

The 2012-13 Governor’s Budget revised various revenue and expenditure estimates for fiscal year 2011-12. The 2012-13 Governor’s Budget projects, based on the various assumptions and proposals it contains, that the State will end fiscal year 2011-12 with a negative reserve of $1.7 billion, compared to a positive $543 million reserve estimated at the time of the 2011 Budget Act, a decrease of $2.2 billion. This change is based on:

1.	Net loss related to activities prior to fiscal year 2011-12 of $1.9 billion. This change in the starting balance is primarily due to the following components:

•	$0.9 billion net decrease in revenues after offset of a related decrease in Prop 98 spending in fiscal year 2010-11;

•	$0.5 billion increase in non-Proposition 98 expenditures in fiscal year 2010-11; and

•	$0.5 billion Proposition 98 suspension settle-up payment expenditure.

2.	General Fund revenues and transfers for fiscal year 2011-12 projected at a revised $88.6 billion, which is $150 million higher than the 2011 Budget Act’s estimate of $88.5 billion. This change includes, among other things, the following major factors:

•	$2.2 billion increase in revenues allocated to the 2011-12 fiscal year if the Governor’s proposed November 2012 ballot initiative is approved; and

•	$2.2 billion decrease in revenues from the current tax structure (that resulted in trigger reductions).

3.	General Fund expenditures for fiscal year 2011-12 projected at $86.5 billion, an increase of $575 million compared with the 2011 Budget Act’s estimate of $85.9 billion. This net increase in expenditures is mainly attributable to the following:

•	$1.0 billion increased costs in the health and human services area due to court orders and delayed federal approval related to several budget-balancing cuts;

•	$0.6 billion less General Fund savings in 2011-12 due to the elimination of redevelopment agencies, recently upheld by the California Supreme Court; and

•	Approximately $1.0 billion trigger reductions.

The 2012-13 Governor’s Budget had projected a June 30, 2012 deficit of more than $4 billion, but the Governor’s proposal to increase personal income tax rates on high-income individuals would apply to income received for the entire calendar year 2012, so half the assumed new revenue for 2012 from this tax change is allocated, on a budgetary basis, to the 2011-12 fiscal year, and this, along with other proposed actions, reduces the June 30, 2012 deficit to $1.7 billion. The actual cash receipts of the increased tax, however, will not occur until 2013.

Budget Risks and Erosions

The 2011 Budget Act and related legislation addressing the State’s financial situation, and the State’s cash management plan, were based on a variety of assumptions. If actual results differ from those assumptions, the State’s financial condition could be adversely affected. As of April 27, 2012, the State indicated that there could be no assurance that the financial condition of the State would not be materially and adversely affected by actual conditions or circumstances for the balance of the fiscal year, including but not limited to those described below.

Budget risks with potential significant General Fund impact for the balance of fiscal year 2011-12 include, but may not be limited to, the following:

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As noted above under “Trigger Mechanism for Revenue Shortfall,” the Administration has estimated that revenues will fall short of the 2011 Budget Act projections and certain “trigger cuts” have been implemented to partially offset this shortfall. There can be no assurance that revenues will not fall further short of the updated projection made in the 2012-13 Governor’s Budget.

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The projections for fiscal year 2011-12 contained in the 2012-13 Governor’s Budget assume voter approval of new taxes in November 2012, some of which would be attributed to fiscal year 2011-12, so failure to obtain a favorable vote will adversely affect the budgetary balance at June 30, 2012, although it will not have any impact on cash flow in the 2011-12 fiscal year.

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Approximately $0.4 billion (related to Medi-Cal and In-Home Supportive Services) in expenditure savings are contingent on receiving federal administrative approval. The State has indicated that the Administration continues to work closely with the federal government to obtain these approvals, but there is no assurance that they will be obtained in full.

•	Increased costs due to the inability to fully achieve savings for some of the more complex solutions, such as longer ramp-up processes than planned.

•	Lawsuits challenging any of the solutions included in the 2011 Budget Act could prevent the State from achieving those solutions:

—	Two lawsuits challenging the portions of the 2011 Budget Act dealing with redevelopment agencies were filed, but since preliminary injunctions against the termination of redevelopment agencies were denied in both cases, and redevelopment agencies were dissolved on February 1, 2012, it is not expected that these cases would have any impact in the 2011-12 fiscal year. One case was subsequently dismissed voluntarily, but could be refiled.

—	A lawsuit was filed challenging the calculation of the Proposition 98 funding formula for K-14 schools and colleges as a result of the realignment program enacted in the 2011 Budget Act. This issue has a potential impact of $2.1 billion. The Administration does not expect this lawsuit to affect the 2011-12 fiscal year, but if decided against the State, it would have financial implications in future years. On March 28, 2012, after issuing a tentative ruling in favor of the State and hearing argument on the issues, the trial court took this matter under submission.

—	Lawsuits present continuing challenges to portions of the 2011 Budget Act which reduced Medi-Cal provider reimbursement and co-payments. The remaining risk in the provider reimbursement case is $106 million in 2011-12. The State expects that there is no additional risk in 2011-12 related to the co-payments.

Cash Management in Fiscal Year 2011-12

As a result of expenditure reductions enacted in March 2011 and improved revenue results (despite the expiration of temporary tax surcharges), the State entered the 2011-12 fiscal year in a better cash position than it had experienced for several years. Timely enactment of the 2011 Budget Act allowed the State to carry out its normal cash flow borrowing (2011 RANs) early in the fiscal year. In light of the uncertainty related to the federal debt limit situation, the State issued interim RANs of $5.4 billion in late July 2011 to provide sufficient cash for the early part of the fiscal year in case developments in Congress disrupted the market for the 2011 RANs. These interim RANs were prepaid on September 22, 2011 from Unapplied Moneys in the General Fund. The 2011 RANs in the amount of $5.4 billion were issued on September 22, 2011.

In addition to the 2011 RANs, intra-year cash payment deferrals similar to those described above for the 2010-11 fiscal year are to be used, providing up to $5.7 billion of cash flow relief in certain months. The State also expects to benefit from $1.7 billion of additional internal borrowable resources during the entire fiscal year from the State Agency Investment Fund (“SAIF”) program. An additional short-term deposit was made to SAIF in February 2012 as described in the next paragraph.

On January 31, 2012, the Controller sent a letter to Legislative leaders stating that, as a result of revenues $2.6 billion below original 2011 Budget Act projections and expenditures $2.6 billion higher than projections through January 2012, the State faced a potential shortfall of about $3.3 billion in cash resources over a period from the beginning of March to mid-April 2012, including in that amount a desire to maintain a “cushion” of cash resources of $2.5 billion at all times. By late February 2012, the Controller and other state fiscal officers implemented steps to resolve this potential shortfall through a combination of additional internal borrowing from special funds (utilizing legislation signed by the Governor on February 3, 2012, SB 95, Chapter 1, Statutes of 2012 which added $865 million to borrowable resources), additional internal borrowing made possible by a $450 million temporary increased deposit in an investment fund by state universities, additional external borrowing ($1 billion of revenue anticipation notes sold to institutional investors on February 22, 2012), and temporary delays in making certain payments. On March 12, 2012, the Controller reported that no further cash shortfall was projected for the balance of the 2011-12 fiscal year.

The State has indicated that the State’s fiscal officers will continue to monitor the daily receipts and disbursements in fiscal year 2011-12 as part of its normal cash management, and will develop additional cash solutions if necessary for any unforeseen challenges.

Under California’s continued intra-year payment deferral program, in the event there are sufficient funds available to the General Fund during the 2011-12 fiscal year, upon agreement among the State Controller, the State Treasurer, and the Director of the Department of Finance, the State Controller may release deferred funds earlier than scheduled in the Department of Finance’s cash flow projections for the 2011-12 fiscal year. These potential early payments could reduce unused cash borrowable resources in earlier months than anticipated in those projections, but would not affect the June 30, 2012 unused borrowable resources.

2010 BUDGET ACT

The 2010 Budget Act, enacted on October 8, 2010, projected to end fiscal year 2010-11 with a $1.3 billion reserve. General Fund revenues and transfers for fiscal year 2010-11 were projected at $94.2 billion, an increase of $7.3 billion compared with fiscal year 2009-10. General Fund expenditures for fiscal year 2010-11 were projected at $86.6 billion—essentially flat compared to the prior year.

Prior to enactment of the 2010 Budget Act, the Administration had reported a budget gap of $19.3 billion, including a $1.3 billion reserve based on projected General Fund revenues and transfers in fiscal year 2010-11 compared against projected expenditures (assuming the workload budget from fiscal year 2009-10, adjusted for increases in costs and certain other developments but no changes in law). The 2010 Budget Act planned to close the estimated budget gap by a combination of expenditure reductions, federal funds, and other solutions. The majority of these solutions were one-time or temporary in nature, so that budget gaps would recur in fiscal year 2011-12 and beyond. Furthermore, many of the assumed solutions did not come to fruition, and the 2010 Budget Act very soon fell out of balance, including as a result of voter actions at the November 2010 election. The 2011-12 Governor’s Budget, released on January 10, 2011, projected that the State faced a $26 billion budget gap for the 2010-11 and 2011-12 fiscal years. As enacted, the 2010 Budget Act solutions consisted of the following major components:

•	$8.4 billion in expenditure reductions (43.6 percent of total solutions).

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$5.4 billion in additional federal funds above ongoing federal support of state programs and commitments of funds from ARRA (28.0 percent of total solutions). About $1.83 billion of these funds had been approved as of enactment of the 2010 Budget Act. The balance had to be sought by the State.

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$5.5 billion in other one-time solutions (28.4 percent of total solutions). This includes adoption of a higher revenue forecast, a two-year suspension of the net operating loss carry forward provision on business income taxes, the sale and leaseback of 11 state office buildings, and borrowing from special funds and delaying repayment of earlier special fund loans.

Pension and Budget Reforms

As part of the enactment of the 2010 Budget Act, the Legislature adopted bills addressing reform of the state pension system and proposed reform of the State’s budget reserve.

Cash Management in Fiscal Year 2010-11

Cash management bills enacted by the Legislature authorized deferral of certain payments during fiscal year 2010-11, including payments to K-12 schools (not to exceed $2.5 billion in the aggregate at any one time), reimbursements to the federal government for certain social service costs, certain local government social services, transportation payments and Proposition 63 mental health payments (not to exceed $1 billion in the aggregate at one time), higher education, CalSTRS payment modifications and trial operations (not including payroll). These deferrals were made in July 2010, October 2010 and March 2011 and did not exceed 60, 90 and 60 days, respectively. These deferrals improved the State’s cash position by up to $4.8 billion in certain months, thereby reducing the need for external cash management borrowing or other measures. Certain small cities and counties, community college districts and school districts demonstrated hardship and were not subject to these deferrals. The cash management bills expressly provided that no deferrals may affect state payroll or payments of debt service on state bonds, lease rental payments which support revenue bonds, or certain other payments which are used to support debt service.

The State entered fiscal year 2010-11 on July 1, 2010 with General Fund cash and unused borrowable resources of approximately $8.8 billion, but without an enacted budget, which prevented the State from making payment for many programs which did not have continuing appropriations or constitutionally mandated payment obligations, and payments to a variety of suppliers of goods and services to the State. This allowed the State to conserve its cash resources, and, unlike the previous year, no registered warrants had to be issued.

Once the 2010 Budget Act was enacted, however, the State had to meet all its obligations which had remained unpaid in the absence of valid appropriations during the three months that the State had no approved budget, totaling approximately $6.7 billion payable from the General Fund. The requirement that the State make up these payments created cash challenges for October and November 2010. The State responded to these challenges by (1) enactment of a cash management bill accompanying the 2010 Budget Act that allowed for short term deferrals (mostly within October 2010 or from October 2010 to November 2010) of approximately $4.5 billion to help manage the cash flow during that period and (2) issuing $6.7 billion of 2010 Interim Revenue Anticipation Notes (the “Interim Notes”) on October 28, 2010 in a private placement with multiple financial institutions. The State issued $10 billion of RANs to public investors on November 23, 2010, which allowed repayment of the Interim Notes from unapplied resources.

The State’s cash position improved in fiscal year 2010-11 as a result of (1) the cash deferral legislation passed in March 2010 and October 2010, described above and (2) continued heavy reliance on internal borrowing by the General Fund from various Special Funds. The State’s fiscal officers closely monitored developments throughout the fiscal year and were able to successfully manage the State’s cash.

LITIGATION

The State is a party to numerous legal proceedings. The following describes litigation matters that are pending with service of process on the State accomplished and have been identified by the State as having a potentially significant fiscal impact upon the State’s revenues or expenditures. The State makes no representation regarding the likely outcome of these litigation matters.

The following description was developed by the State with the participation of the Office of the Attorney General and other state entities. The Office of the Attorney General does not represent the State, its subdivisions, departments, agencies and other units in all litigation matters, and accordingly there may be litigation matters of which the Office of the Attorney General is not aware. The State does not conduct a docket search of federal or state court litigation filings to identify pending litigation and no inquiry has been made into pending administrative proceedings. There may be litigation and administrative proceedings with potentially significant fiscal impacts that have not been described below.

Budget-Related Litigation

Actions Challenging School Financing

In Robles-Wong, et al. v. State of California (Alameda County Superior Court, Case No. RG-10-515768) and California Teachers Association (“CTA”) Complaint in Intervention, plaintiffs challenge the State’s “education finance system” as unconstitutional. Plaintiffs, consisting of 62 minor school children, various school districts, the California Association of School Administrators, the California School Boards Association and CTA, allege the State has not adequately fulfilled its constitutional obligation to support its public schools, and seek an order enjoining the State from continuing to operate and rely on the current financing system and to develop a new education system that meets constitutional standards as declared by the court. As of April 27, 2012, it was unknown what the fiscal impact of this matter might be upon the General Fund. In a related matter, Campaign for Quality Education et al. (“CQE”) v. State of California (Alameda County Superior Court, Case No. RG-10-524770), plaintiffs also challenge the constitutionality of the State’s education finance system. The court issued a ruling that there was no constitutional right to a particular level of school funding. The court allowed plaintiffs to amend their complaint with respect to alleged violation of plaintiffs’ right to equal protection. Plaintiffs in each of these matters elected not to amend, and both matters have been dismissed by the trial court. Plaintiffs in each matter have appealed (California Court of Appeal, First Appellate District, Case Nos. A134423, A134424).

Plaintiff in California School Boards Association v. State of California (Alameda County Superior Court, Case No. RG-11-554698), alleges, among other things, that two budget trailer bills enacted in October 2010 as part of the 2010-11 Budget violate the California Constitution provision which requires that a statute embrace one subject expressed in its title. Specifically, plaintiff alleges that SB 856 entitled “State government” and

AB 1610 entitled “Education finance” are comprehensive bills containing dozens of sections, including appropriations, amendments, and new laws that are not expressed in their titles. AB 1610 contains a $340 million reduction in an education appropriation, approximately $5 billion in payments deferred to next fiscal year, and hundreds of millions of dollars in reversions to the General Fund. If the court declares AB 1610 unconstitutional, these fiscal provisions may be declared void.

In California School Boards Association, et al. v. State of California, et al., (San Francisco County Superior Court, Case No. CGC-11-514689), plaintiffs allege that the State improperly calculated the amount required to be spent on education pursuant to Proposition 98 by approximately $2.1 billion in fiscal year 2011-12. Plaintiffs contend that the $5.1 billion in use and sales taxes transferred to help fund the cost of realignment of certain services previously provided by state government to local governments should have been counted as General Fund revenue for purposes of Proposition 98. Plaintiffs do not challenge the realignment plan but seek a writ of mandate compelling state officials to recalculate the funding guarantees required by Proposition 98, as well as similar injunctive and declaratory relief. On March 28, 2012, after issuing a tentative ruling in favor of the State and hearing argument on the issues, the trial court took this matter under submission.

Actions Challenging Statutes Which Reformed California Redevelopment Law

In California Redevelopment Association et al. v. Matosantos, et al. (California Supreme Court, Case No. S194861), the California Supreme Court upheld the validity of legislation (ABX1 26) dissolving all local Redevelopment Agencies (RDAs) and invalidated a second law, ABX1 27, that would have permitted existing RDAs to convert themselves into a new form of RDA and continue to exist, although they would have to pay higher fees to school, fire and transit districts to do so.

A second case challenging the constitutionality of these statutes, City of Cerritos, et al. v. State of California (Sacramento County Superior Court, Case No. 34-2011-80000952) raises the same theories advanced in the California Supreme Court action, and also contains challenges based on claimed violations of the single subject rule and the contracts clause, the statutes being outside scope of the proclamation calling the Legislature into special session, and the failure to obtain a 2/3 vote to pass the statutes. On January 27, 2012, the trial court denied the petitioners’ motion for a preliminary injunction seeking to block implementation of ABX1 26. A notice of appeal has been filed by the plaintiffs. (California Court of Appeal, Third Appellate District, Case No. C070484). Plaintiffs’ request to stay portions of ABX1 26 was denied by the appellate court.

Actions Challenging Required Contribution by Redevelopment Agencies

Petitioners in California Redevelopment Association, et al. v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000359) challenge the constitutionality of legislation that required that local redevelopment agencies remit a total of $1.7 billion in fiscal year 2009-10 and $350 million in fiscal year 2010-11 to county education funds. Petitioners asked the trial court to enjoin implementation of the legislation. A second case challenging the constitutionality of this legislation and seeking to enjoin its implementation was filed by seven counties. County of Los Angeles, et al. v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000362). The trial court denied the petitions in both matters, and petitioners in both matters appealed (California Court of Appeal, Third Appellate District, Case Nos. C064907 and C065390). The appellate court denied petitioners’ request in the California Redevelopment Association matter for a stay pending resolution of the appeal.

Actions Regarding Furlough of State Employees

In several cases, petitioners challenged Governor Schwarzenegger’s executive orders directing the furlough without pay of state employees. The first order, issued on December 19, 2008, directed furloughs for two days per month, effective February 1, 2009 through June 30, 2010. The second, issued on July 1, 2009, required a third furlough day per month, effective through June 30, 2010. On July 28, 2010, Governor Schwarzenegger

issued a new executive order requiring furloughs for three days per month beginning August 1, 2010, until a new 2010 Budget Act was adopted and the Director of the Department of Finance determined that the State had sufficient cash flow to pay for essential services.

On October 4, 2010, the California Supreme Court, ruling in three consolidated cases, upheld the validity of the two day per month furloughs implemented by the Governor’s December 2008 order on the ground that the Legislature had ratified these furloughs in enacting the 2008 budget revision. Professional Engineers in California Government (“PECG”), et al. v. Schwarzenegger, et al. (California Supreme Court, Case No. S183411).

Most of the remaining cases that challenge the two furlough orders issued in July 2009 and/or July 2010 have been dismissed or settled. As of April 27, 2012, the pending cases included the following:

Two cases pending in Alameda County Superior Court challenge the furloughs of certain categories of employees, such as those paid from funds other than the General Fund or who otherwise assert a claim not to be furloughed on a basis outside of the rationale of the Supreme Court decision. These two cases are PECG v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-494800) and California Association of Professional Scientists v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-530845). After issuing a tentative ruling indicating it may grant the petition in part, including awarding backpay for two furlough days in March 2011, and hearing argument on the issues, the trial court took this matter under submission.

In Tyler, et al. v. Brown, et al. (Alameda County Superior Court, Case No. RG-12-619687), state employees, who have alleged their claims as a class action, challenge the furlough orders, the elimination of two paid holidays and an increase to the amount of their required pension contribution, claiming violations of state collective bargaining law (the Dills Act), the constitutional protection against impairment of contract, violation of the constitutional separation of powers, and violation of due process. Plaintiffs further allege a claim on behalf of all state taxpayers who were allegedly deprived of the income tax that the State would have received had the employees received full pay but for the furloughs. Plaintiffs allege that their claims have not yet been adjudicated by prior furlough-related litigation.

In Morgan v. Schwarzenegger (Alameda County Superior Court, Case No. RG-11-555149), an individual state employee alleges the furlough orders were invalid and seeks back pay.

In Acosta v. Henning, et al. (San Francisco County Superior Court, Case No. CPF-08-508192), petitioners assert that the furloughs interfere with the ability of the California Employment Development Department and the California Unemployment Insurance Appeals Board (“CUIAB”) to timely perform their functions. The trial court entered judgment in the State’s favor and petitioners appealed (California Court of Appeal, First Appellate District, Case No. A132426). On appeal, petitioners do not challenge the furloughs but request an order that the CUIAB comply with federal guidelines for resolution of appeals regarding benefits and, if it does not do so, pay the benefits at issue. As of April 27, 2012, it was unknown what fiscal impact this claim would have on the State’s General Fund.

Tax Cases

Six actions have been filed contending that the Legislature’s modification of Revenue and Taxation Code Section 25128, which implemented the double-weighting of the sales factor in California’s apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional. Kimberly-Clark Worldwide, Inc., et al. v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495916); Gillette Company and Subsidiaries v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-495911); Proctor & Gamble Manufacturing Company & Affiliates v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10- 495912); Sigma-Aldrich, Inc. and Affiliates v.

Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-496437); RB Holdings (USA), Inc. v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-496438); and Jones Apparel Group v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-10-499083), now consolidated in one matter, collectively referred to as Gillette Company v. Franchise Tax Board. Plaintiffs contend that the single-weighted sales factor specified in Section 25128 prior to amendment was contained within the Multistate Tax Compact and therefore cannot be modified without repealing the legislation that enacted the Compact. An adverse ruling in these cases would affect multiple taxpayers and create potential exposure to refund claims in excess of $750 million. The trial court ruled for the State in each of these matters. As of April 27, 2012, an appeal was pending (California Court of Appeal, First Appellate District, Case No. A130803).

A pending case challenges the fee imposed by the state tax code upon limited liability companies (LLCs) registered in California, alleging that it discriminates against interstate commerce and violates the U.S. and California Constitutions, is an improper exercise of the State’s police powers, and has been misapplied by the Franchise Tax Board. Bakersfield Mall LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-462728). Bakersfield Mall was filed as a purported class action on behalf of all LLCs operating solely in California. Plaintiff filed an amended complaint to allege that not all of its income is derived solely from sources in California, which would call into question the class plaintiff purports to represent. A second lawsuit that is virtually identical to Bakersfield Mall also seeks to proceed as a class action. CA-Centerside II, LLC v. Franchise Tax Board (Fresno County Superior Court, Case No. 10 CECG00434). If either case proceeds as a class action, the claimed refunds could be significant (in excess of $500 million).

Lucent Technologies, Inc. v. State Board of Equalization (“Lucent I”) (Los Angeles County Superior Court, Case No. BC 402036), a tax refund case, involves the interpretation of certain statutory sales and use tax-exemptions relating to computer software and licenses to use computer software that are transferred pursuant to technology transfer agreements. A second case, Lucent Technologies, Inc. v. State Board of Equalization (“Lucent II”) (Los Angeles County Superior Court, Case No. BC 448715), involving the same issue but for different tax years than in the Lucent I matter, has been consolidated with the Lucent I case. In a similar case, Nortel Networks Inc. v. State Board of Equalization (Los Angeles County Superior Court, Case No. BC 341568), the trial court ruled in favor of plaintiff and the ruling was affirmed on appeal (California Court of Appeal, Second Appellate District, Case No. B213415, California Supreme Court, Case No. S190946). The adverse ruling in the Nortel matter, unless limited in scope by a decision in the Lucent matters, if applied to other similarly situated taxpayers, could have a significant negative impact, in the range of approximately $300 million annually, on tax revenues.

Environmental Matters

In a federal Environmental Protection Agency (“U.S. EPA”) administrative abatement action titled In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board. The Atlantic Richfield Company (“ARCO”) is a party as the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA “Superfund” List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State’s liability are the State’s ownership of the mine site and the terms of a 1983 settlement agreement between the State and ARCO. The Lahontan Regional Water Quality Control Board has undertaken certain remedial action at the mine site, but, as of April 27, 2012, the U.S. EPA’s decision on the interim and final remedies was pending. ARCO has sued the State, the State Water Resources Control Board, and the Lahontan Regional Water Quality Control Board, seeking to recover past and future costs, based on the settlement agreement, the State’s ownership of the property, and the State’s allegedly negligent past clean up efforts. Atlantic Richfield Co. v. State of California (Los Angeles County Superior Court, Case No. BC 380474). It is possible these matters if determined adversely to the State could result in potential liability in the hundreds of millions of dollars.

In Pacific Lumber Company, et al. v. State of California, et al. (Sacramento County Superior Court, Case No. 34-2009-00042016), plaintiffs seek injunctive relief and damages against the State for an alleged breach of the Headwaters Agreement. The Headwaters Agreement, reached in 1996, involved the sale of certain timberlands by plaintiffs to federal and state agencies. Plaintiffs allege that the State’s environmental regulation of plaintiffs’ remaining timberlands since the Headwaters Agreement constitutes a breach of the Agreement. The State denies plaintiffs’ allegations. The current plaintiffs are successors in interest to the original plaintiffs, who are debtors in a bankruptcy proceeding. In that proceeding, the debtors have claimed that the value of the litigation ranges from $626 million to $639 million in the event they could establish liability. As of April 27, 2012, it was unknown what the fiscal impact of this matter might be upon the General Fund. The trial court granted the State’s motion for summary judgment and plaintiffs appealed (Avidity Partners, LLC v. State of California, California Court of Appeal, Third Appellate District, Case No. C070255).

In City of Colton v. American Promotional Events, Inc., et al. (Los Angeles County Superior Court, Case No. BC 376008), two defendants in an action involving liability for contaminated groundwater have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million. In a related action, Emhart Industries v. Regional Water Quality Control Board (Los Angeles County Superior Court, Case No. BC 472949), another defendant in an action involving liability for contaminated groundwater seeks indemnification from the State and the Regional Water Quality Control Board in an amount up to $300 million.

Escheated Property Claims

In two cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Suever v. Connell (U.S. District Court, Northern District, Case No. C03-00156 RS); and Taylor v. Chiang (U.S. District Court, Eastern District, Case No. S-01-2407 WBS GGH). Both Suever and Taylor are styled as class actions but, as of April 27, 2012, no class had been certified. The Suever and Taylor plaintiffs argue that the State’s failure to pay interest on claims paid violated their constitutional rights. In Suever, the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate at which interest must be paid. The district court certified this issue for appeal. Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property’s highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment. The district court granted the State’s motion for summary judgment on this claim in Suever, and plaintiffs appealed. The Ninth Circuit ruled against plaintiffs on the two consolidated Suever appeals, holding that the State is not required to pay interest and that the Eleventh Amendment bars plaintiffs from suing in federal court for anything other than the return of their property or the proceeds of its sale. (U.S. Court of Appeals, Ninth Circuit, Case No. 08-015884). The Ninth Circuit denied plaintiffs’ request for rehearing and plaintiffs declined to seek review in the U.S. Supreme Court. The district court granted the State’s motion for summary judgment on all remaining claims in Suever, and plaintiffs appealed.

Actions Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), plaintiffs seek damages, asserting that the use by the California Department of Corrections and Rehabilitation (“CDCR”) of a body-imaging machine to search visitors entering state prisons for contraband violated the rights of the visitors. This matter was certified as a class action. The trial court granted judgment in favor of the State. Plaintiffs’ appeal was dismissed (California Court of Appeal, Second Appellate District, Case No. B190431) and the trial court denied plaintiffs’ motion for attorneys’ fees. The parties agreed to a stipulated judgment and dismissed the case subject to further review if CDCR decides to use similar technology in the future. Plaintiffs may not seek further review of the trial court’s rulings until 2013. If plaintiffs are successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

Plaintiff in Gilbert P. Hyatt v. Franchise Tax Board (State of Nevada, Clark County District Court, Case No. A382999) was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeded $500 million. On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, and over $1 million in attorneys’ fees. The total judgment with interest is approximately $490 million. The State appealed and the Nevada Supreme Court has granted a stay of execution on the judgment pending appeal. The State has indicated that it will vigorously pursue its appeal.

Actions Regarding Medi-Cal Reimbursements and Fees

In Orinda Convalescent Hospital Inc., et al. v. Department of Health Services, et al. (Sacramento County Superior Court, Case No. 06CS01592), plaintiffs challenge a quality assurance fee (“QAF”) charged to skilled nursing facilities that was enacted in 2004, alleging violations of the federal and state constitutions and state law. Funds assessed under the QAF are made available, in part, to enhance federal financial participation in the Medi-Cal program. Plaintiffs seek a refund of fees paid. On March 25, 2011, the trial court ruled that the QAF is properly characterized as a “tax” rather than a “fee.” Trial then proceeded on plaintiffs’ claims for refund of QAF amounts paid as an allegedly illegal and improperly collected tax. The QAF amounts collected from all providers through April 27, 2012 totaled nearly $2 billion, and California has received additional federal financial participation based on its imposition and collection of the QAF. An adverse ruling could negatively affect the State’s receipt of federal funds. The trial court ruled for the State, finding that the QAF is constitutionally valid. Plaintiffs filed a notice of appeal (California Court of Appeal, Third Appellate District, Case No. C070361).

In Brotman Medical Center v. Department of Health Care Services (Los Angeles County Superior Court, Case No. BC 453723), plaintiff seeks declaratory and injunctive relief prohibiting the Department of Health Care Services (“DHCS”) from collecting unpaid quality assurance fees that were imposed on plaintiff pursuant to a hospital quality assurance fee program established by Assembly Bill 1383, alleging, among other things, that the QAF constitutes an unconstitutional tax. Plaintiff’s request for a preliminary injunction was denied and the appellate court denied plaintiff’s appeal on that ruling as moot (California Court of Appeal, Second Appellate District, Case No. B232459). An adverse ruling in this matter could negatively affect the State’s receipt of federal funds.

Other pending cases challenge state legislation requiring reductions in Medi-Cal reimbursements to providers. In Independent Living Center of Southern California, et al. v. Shewry, et al. (U.S. District Court, Central District, Case No. CV 08-3315 CAS (MANx)), health care advocates, Medi-Cal providers and Medi-Cal recipients challenge various 10 percent rate reductions, the 10 percent “actuarial equivalent” managed care rate reductions, the hold on payments to providers for one month prior to January 2009, and delays in the annual cost of living adjustments in the state-funded SSI/SSP. The district court granted in part a preliminary injunction, requiring the State, as of August 18, 2008, to pay the rates in effect prior to the 10 percent reduction. The district court thereafter issued a second preliminary injunction, restoring the rates in effect prior to the reduction, as of November 2008, for two additional categories of services. The Ninth Circuit affirmed the preliminary injunctions. (U.S. Court of Appeals, Ninth Circuit, Case No. 08-56422.) The Ninth Circuit also found that the district court erred in making the injunction effective as of August 18, 2008, and that the injunction should apply to services rendered on or after July 1, 2008. The district court amended the injunction to apply retroactively. The U.S. Supreme Court granted the State’s petition for certiorari in this matter (U.S. Supreme Court, Case No. 09-958) and in other cases discussed below, and on February 22, 2012, vacated the judgment and remanded the matter to the Ninth Circuit for further review in light of the federal government’s intervening action approving the State’s plan to implement the rate reductions. On June 17, 2010, the district court stayed further proceedings pending resolution of the petition for certiorari. A final decision adverse to the State in this matter could result in additional costs to the General Fund of $192 million in retroactive reimbursements, and possible additional costs for future Medi-Cal reimbursements.

In California Medical Association, et al. v. Shewry, et al. (Los Angeles County Superior Court, Case No. BC 390126), professional associations representing Medi-Cal providers seek to enjoin implementation of the 10 percent Medi-Cal rate reductions that were to go into effect on July 1, 2008, alleging that the legislation violates federal Medicaid requirements, state laws and regulations, and the California Constitution. The trial court denied plaintiffs’ motion for a preliminary injunction. Plaintiffs filed an appeal, which was dismissed at their request. (California Court of Appeal, Second Appellate District, Case No. B210440.) Plaintiffs have indicated that they will file an amended petition seeking the retrospective relief the Ninth Circuit awarded in the Independent Living Center case, discussed above, after final disposition of that case. A final decision adverse to the State in this matter could result in costs to the General Fund of $508.2 million.

In California Pharmacists Association, et al. v. Maxwell-Jolly, et al. (U.S. District Court, Central District, Case No. CV09-08200), Medi-Cal pharmacy providers filed a suit challenging reimbursement rates, including the use by DHCS of reduced published average wholesale price data to establish reimbursement rates, and challenging the Legislature’s amendment of Welfare and Institutions Code section 14105.45 and enactment of Welfare and Institutions Code section 14105.455. Plaintiffs seek injunctive relief based on alleged violations of federal law. The district court granted a request for a preliminary injunction in part, with respect to sections 14104.45 and 14105.455, and denied it in part, with respect to the use of reduced published average wholesale price data to establish reimbursement rates. Plaintiffs filed a motion seeking to modify the district court ruling, and both parties filed notices of appeal to the Ninth Circuit Court of Appeals. Proceedings in the Ninth Circuit and the district court were stayed pending the outcome of review by the U.S. Supreme Court, in the Independent Living Center case, discussed above. The Ninth Circuit has lifted the stay. As of April 27, 2012, it was unknown what fiscal impact this case would have on the State’s General Fund.

In California Pharmacists Association, et al. v. Maxwell-Jolly, et al. (U.S. District Court, Central District, Case No. CV09-0722), various Medi-Cal provider trade associations (doctors, hospitals, pharmacists, etc.) challenge reductions to reimbursement rates implemented by AB 1183. In a similar matter, Managed Pharmacy Care, et al. v. Maxwell-Jolly, et al. (U.S. District Court, Central District, Case No. CV09-00382), Medi-Cal pharmacy providers challenge reimbursement rates reduction mandated by AB 1183. In each matter, the district court granted a request for a preliminary injunction and the Ninth Circuit affirmed. The U.S. Supreme Court granted the State’s petition for a writ of certiorari in these two matters, along with the Independent Living Center case, and issued its decision on February 22, 2012, as discussed above.

In Centinela Freeman Emergency Medical Associates, et al. v. Maxwell-Jolly, et al. (Los Angeles County Superior Court, Case No. BC 406372), filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care. Plaintiffs seek damages, injunctive relief, and a writ of mandate based on alleged violations of state law and the federal and state Constitutions. The trial court granted the petition of the plaintiffs and ordered DHCS to conduct an annual review of reimbursement rates for physicians and dentists pursuant to Welfare and Institutions Code Section 14079. A final decision in this matter adverse to the State could result in costs to the General Fund of $250 million.

In Sierra Medical Services Alliance, et al. v. Maxwell-Jolly, et al. (U.S. District Court, Central District, Case No. CV10-04182), emergency medical transportation companies challenge California regulations that set Medi-Cal reimbursement rates paid for medical transportation services. Plaintiffs seek damages and injunctive relief under the Supremacy Clause, the Takings Clause, the Due Process Clause, and 42 U.S.C. §1983. The case was stayed pending the decision of the U.S. Supreme Court in the Independent Living Center case discussed above. As of April 27, 2012, it was unknown what fiscal impact this case would have on the State’s General Fund.

In California Association of Health Facilities v. Maxwell-Jolly (U.S. District Court, Central District, Case No. CV10-03284 CAS (MANx)), consolidated with Developmental Services Network, et al., v. Maxwell-Jolly, plaintiffs (professional associations representing Medi-Cal providers) challenge AB 5, which amended Welfare and Institutions Code Section 14105.191(f)(2)(A), to maintain Medi-Cal reimbursement rates for intermediate care facilities and freestanding pediatric sub-acute facilities as the rates for fiscal year 2009-10, and each year thereafter, not to exceed the rates applicable in fiscal year 2008-09. Plaintiffs seek declaratory and injunctive relief under the Supremacy Clause and 42 U.S.C. Section 1983. Plaintiffs allege that the rate freeze violates federal law because the Legislature did not study the impact of the freeze on efficiency, economy, quality of care, and access to care. Plaintiffs also allege that the rate freeze violates the notice and public process provisions of federal law. The district court granted a preliminary injunction but the Ninth Circuit reversed the preliminary injunction and remanded the matter to the district court. On March 19, 2012, the district court granted plaintiffs’ request to amend their complaint, and stayed the consolidated cases for 60 days. As of April 27, 2012, it was unknown what fiscal impact these matters would have upon the State’s General Fund.

In California Hospital Association v. Maxwell-Jolly, et al. (Sacramento County Superior Court, Case No. 34-2010-80000673), plaintiff challenges limits on Medi-Cal reimbursement rates for hospital services enacted in 2008, and which were to take effect October 1, 2008 or March 1, 2009, as allegedly violating federal law. Plaintiff seeks to enjoin the implementation of the limits. As of April 27, 2012, this matter was stayed. As of that date, it was unknown what fiscal impact this matter would have on the State’s General Fund.

In four pending matters, plaintiff health care plans claim the DHCS breached their respective contracts in setting capitation rates for each plan for fiscal year 2003-04. Health-Net of California, Inc. v. Maxwell-Jolly, et al. (Sacramento County Superior Court, Case No. 2008-80000056), Molina Healthcare of California, Inc. v. Maxwell-Jolly, et al. (Sacramento County Superior Court, Case No. 2008-80000132), Blue Cross of California, et al. v. Maxwell-Jolly. et al. (Sacramento County Superior Court, Case No. 2010-80000490), and Santa Clara County Health Authority v. Douglas, et al. (Sacramento County Superior Court, Case No. 2008-00013943). The plaintiffs claim that the rate-setting process failed to comply with their contracts by including a budget reduction factor and an actuarially-equivalent reduction required by Welfare and Institutions Code section 14105.19. The trial court ruled for plaintiffs in each matter, ordering DHCS to recalculate rates for fiscal year 2003-04 for each of the four plans, and to recalculate rates for fiscal year 2002-03 for Santa Clara Health Authority and for fiscal year 2004-05 for Health Net of California. The State appealed all four matters (California Court of Appeal, Third Appellate District, Case Nos., C068635, C068724, C068726, C068629). If these matters are resolved adversely to the State and the rates are recalculated, the State may be required to pay more under the contracts than would have been required under the originally calculated rates. As of April 27, 2012, the parties were engaged in mediation.

Local Government Mandate Claims and Actions

In Department of Finance v. Commission on State Mandates (Sacramento County Superior Court, Case No. 34-2010-80000529), the State is appealing a determination by the Commission on State Mandates relating to whether the requirement for completion of a second science course for graduation from high school constitutes a reimbursable state-mandated program. Following court action on consolidated cases involving challenges to the State Controller’s Office reduction of claims (San Diego Unified School District, et al. v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 03CS01401) and Woodland Joint Unified School District v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 05CS01401)), the Commission adopted revised parameters and guidelines which included a reasonable reimbursement methodology for claiming increased teacher costs. (CSM 41 81A, 04-PGA-30, 05-PGA-05, and 06-PGA-05). Historically, education-related state mandate claims are funded from monies provided to meet the Proposition 98 Guarantee. The Commission’s adoption of the revised parameters and guidelines could result in a reimbursement requirement that exceeds the funding available through the Proposition 98 Guarantee in any one fiscal year.

Actions Relating to Certain Tribal Gaming Compacts

In June 2004, the State entered into amendments to tribal gaming compacts (the “Amended Compacts”) between the State and five Indian Tribes (the “Five Tribes”). Those Amended Compacts are being challenged in connection with three pending cases, as described below. A decision unfavorable to the State in the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could impair the State’s ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Southern District, Case No. 04 CV 1151 W (WMc)) plaintiff (the “Rincon Band” or “Rincon”) sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the State constituted an unconstitutional impairment of the State’s compact with the Rincon Band. The Rincon Band asserts that its compact contains an implied promise that the State would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band’s market share by allowing a major expansion in the number of permissible gaming devices in California. The complaint also asserts that the State breached Rincon’s compact, principally by incorrectly calculating the total number of gaming device licenses the State is authorized to issue tribes with compacts identical to Rincon’s compact and by failing to negotiate a compact amendment with the Rincon Band in good faith. The district court dismissed the impairment of contract claims, which Rincon did not appeal. The district court separately granted summary judgment for Rincon on its claim that the State failed to negotiate a compact amendment in good faith, finding that the State’s request for revenue sharing to be deposited in the General Fund was a request for an unlawful tax. The Ninth Circuit affirmed and the U.S. Supreme Court denied the State’s petition for a writ of certiorari (U.S. Supreme Court, Case No. 10-330). This part of the case has been remanded to the district court for further proceedings. The Amended Compacts, and at least ten other compacts and compact amendments, require the tribes’ revenue sharing payments to the State to be deposited in the General Fund. The Ninth Circuit did not express an opinion regarding whether compacts in which the State and tribe mutually agreed on revenue sharing were lawful. The district court granted Rincon’s partial motion for summary judgment on its remaining claim regarding the authorized number of gaming device licenses. The Ninth Circuit vacated the order and remanded to the district court for further proceedings (U.S. Court of Appeals, Ninth Circuit, Case No. 10-56461). The district court dismissed this claim.

In Pauma Band of Luiseno Mission Indians v. State of California, et al. (U.S. District Court, Southern District, Case No. 09 CV 1955 AJB MDD), plaintiff seeks to rescind the Amended Compact it entered into in 2004 and restore its former 1999 Compact, based upon alleged violations of state law and the Indian Gaming Regulatory Act. Plaintiff’s claims are based upon the decisions in other litigation matters, including Rincon, that more gaming device licenses were available under the 1999 Compacts and that the State’s request for revenue sharing to be deposited into the General Fund was a demand for an unlawful tax. Should plaintiff’s Amended Compact be rescinded, plaintiff would be relieved from paying $5.75 million annually to the State in revenue contributions through January 2023.

Prison Health Care Reform and Reduction of Prison Population

The adult prison health care delivery system includes medical health care, mental health care and dental health care. There are three significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Brown (U.S. District Court, Northern District, Case No. C 01-1351 TEH) is a class action regarding the adequacy of medical health care; Coleman v. Brown (U.S. District Court, Eastern District, Case No. CIV S-90-0520 LKK JFM P) is a class action regarding mental health care; and Perez v. Cate (U.S. District Court, Northern District, Case No. C 05-05241 JSW) is a class action regarding dental health care. A fourth case, Armstrong v. Brown (U.S. District Court, Northern District, Case No. C 94-02307 CW) is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata, the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. As of April 27, 2012, ongoing costs of remedial activities had been incorporated into the State’s budget process. However, as of that date, it was unknown what financial impact this litigation would have on the State’s General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care. As of April 27, 2012, the parties continued to discuss a construction plan using funding provided by AB 900.

In Plata and Coleman, discussed above, a three-judge panel was convened to consider plaintiffs’ motion for a prisoner-release order. The motions alleged that prison overcrowding was the primary cause of unconstitutional medical and mental health care. After a trial, the panel issued a prisoner release order and ordered the State to prepare a plan for the reduction of approximately 40,000 prisoners over two years. The State filed its prisoner-reduction plan with the three-judge panel and filed an appeal in the U.S. Supreme Court. The U.S. Supreme Court affirmed the prisoner release order.

Actions Regarding Proposed Sale of State-Owned Properties

Two taxpayers filed a lawsuit seeking to enjoin the sale of state-owned office properties, which was originally scheduled to close in December 2010, on the grounds that the sale of certain of the buildings that house appellate court facilities required the approval of the Judicial Council, which had not been obtained, and that the entire sale constituted a gift of public funds in violation of the California Constitution and a waste of public funds in violation of state law. Epstein, et al. v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CGC-10-505436). Plaintiffs’ request for a preliminary injunction was denied. In a second action filed after the State decided not to proceed with the sale, the prospective purchaser seeks to compel the State to proceed with the sale of the state-owned properties, or alternatively, for damages for breach of contract. California First, LP v. California Department of General Services, et al. (Los Angeles County Superior Court, Case No. BC457070). This matter has been transferred to San Francisco County Superior Court and coordinated with the Epstein matter.

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ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Puerto Rico (“Puerto Rico,” the “Commonwealth” or the “Island”). The sources of payment for Puerto Rico municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in official statements relating to offerings of Puerto Rico bond issues, the most recent such official statement being dated March 7, 2012 and containing financial and other information dated December 6, 2011, except as otherwise noted. Any estimates of future results and other projections are statements of opinion made by the Commonwealth in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any Puerto Rico issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

OVERVIEW

Puerto Rico, the fourth largest of the Caribbean islands, is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, the population of Puerto Rico was 3,725,789 in 2010, compared to 3,808,610 in 2000. Puerto Rico’s constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress. The relationship between the United States and Puerto Rico is referred to as commonwealth status.

The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth exercises virtually the same control over its internal affairs as do the 50 states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote (except in House committees and sub-committees to which he belongs). Most federal taxes, except those such as Social Security taxes, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. Income earned by Puerto Rico residents from sources outside of Puerto Rico, however, is subject to federal income tax. The official languages of Puerto Rico are Spanish and English.

Puerto Rico has a diversified economy with manufacturing and services comprising its principal sectors. Puerto Rico’s economy is closely linked to the United States economy. In fiscal year 2010 (which ended on June 30, 2010), the Commonwealth’s gross national product (preliminary, in current dollars) was $63.3 billion, and personal income per capita (preliminary, in current dollars) was $15,203.

As of March 7, 2012, the Commonwealth reported that, according to the Puerto Rico Department of Labor and Human Resources Household Employment Survey (the “Household Survey”), total employment fell by 2.3% in fiscal year 2011 and by 0.5% in the first half of fiscal year 2012. The unemployment rate for fiscal year 2011 and for the first six months of fiscal year 2012 was 15.9% and 15.5%, respectively, slightly lower than the average for fiscal year 2010 (16.0%). In December 2011, the unemployment rate fell to 13.2%. According to the Department of Labor and Human Resources Current Employment Statistics Survey (the Establishment Survey), total payroll employment fell by 2.3% in fiscal year 2011 and was virtually unchanged during the first six months of fiscal year 2012. December 2011 year-over-year growth in total payroll employment was 0.2%, along with September and November 2011, the first three months of positive growth since 2006.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. The Commonwealth’s policy has been and continues to be to prudently manage the level of such debt within the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury (the “Treasury Department”), the Office of Management and Budget (“OMB”) and Government Development Bank for Puerto Rico (“Government Development Bank” or “GDB”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. OMB prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

OVERVIEW OF ECONOMIC AND FISCAL CONDITION

Economic Condition

Puerto Rico’s economy has been in a recession that began in the fourth quarter of fiscal year 2006. Although Puerto Rico’s economy is closely linked to the United States economy, in recent fiscal years the performance of the Puerto Rico economy has not been consistent with the performance of the United States economy. For fiscal years 2007, 2008, 2009 and 2010 Puerto Rico’s real gross national product decreased by 1.2%, 2.9%, 4.0% and 3.8%, respectively, while the United States real gross domestic product grew at a rate of 1.8% and 2.7% during fiscal years 2007 and 2008, respectively, contracted during fiscal year 2009 at a rate of 3.0%, and grew by 0.9% in fiscal year 2010. According to the Puerto Rico Planning Board’s (the “Planning Board”) March 2011 projections, which take into account the preliminary results for fiscal year 2010, the economic impact of the disbursement of funds from the American Recovery and Reinvestment Act of 2009 (“ARRA”), and other economic factors, it was projected that the real gross national product for fiscal year 2011 contracted by 1.0%. The real gross national product for fiscal year 2012, however, is forecasted to grow by 0.7%.

Fiscal Condition

Fiscal Imbalance. Since 2000, the Commonwealth has faced a number of fiscal challenges, including an imbalance between its General Fund total revenues and expenditures. The imbalance reached its highest level in fiscal year 2009, when the deficit was $3.306 billion, consisting of the difference between total revenues from non-financing sources of $7.583 billion and total expenditures of $10.890 billion.

Prior to fiscal year 2009, the Commonwealth bridged such deficit through the use of non-recurring measures, such as borrowing from Government Development Bank for Puerto Rico (“Government Development Bank” or “GDB”) or in the bond market, postponing the payment of various government expenses, such as payments to suppliers and utilities providers, and other one time measures such as the use of derivatives and borrowings collateralized with government owned real estate and uncollected General Fund revenues.

In January 2009, the Government of Puerto Rico (the “Government) began to implement a multi-year plan designed to achieve fiscal balance, restore sustainable economic growth and safeguard the investment-grade ratings of the Commonwealth’s bonds. This plan included certain expense reduction measures that, together with various temporary and permanent revenue raising measures, have allowed the government to reduce the deficit. These measures are briefly discussed below and are discussed in greater detail in “Economy—Fiscal Stabilization and Economic Reconstruction.”

The Commonwealth indicated as of December 6, 2011 that during the last three fiscal years, the Commonwealth has been able to reduce the deficit by both increasing its revenues and reducing its expenditures. The Commonwealth’s ability to continue reducing the deficit will depend in part on its ability to continue increasing revenues and reducing expenditures, which in turn depends on a number of factors, including improvements in general economic conditions.

Fiscal Stabilization Plan. The fiscal stabilization plan, which was generally contained in Act No. 7 of March 9, 2009, as amended (“Act 7”), sought to achieve budgetary balance, while addressing expected fiscal deficits in the intervening years through the implementation of a number of initiatives, including: (i) a gradual operating expense-reduction plan through reduction of operating expenses, including payroll, which is the main component of government expenditures, and the reorganization of the Executive Branch; (ii) a combination of temporary and permanent revenue raising measures, coupled with additional tax enforcement measures; and (iii) certain financial measures.

The Government estimates that the fiscal stabilization plan’s operating expense reduction measures have resulted in annual savings of approximately $837 million, and that the tax revenue enforcement measures, and the temporary and permanent revenue raising measures have resulted in additional revenues of $420 million during fiscal year 2011.

The principal financial measure taken has been a bond issuance program through the Puerto Rico Sales Tax Financing Corporation (“COFINA” by its Spanish-language acronym), to which the Commonwealth allocated a portion of its sales and use tax. The proceeds from the COFINA bond issuance program (such proceeds are deposited in an account (referred to herein as the “Stabilization Fund) managed by GDB) have been used to repay existing government debt (including debts with GDB), finance government operating expenses for fiscal years 2008 through 2011 (and is to be used in fiscal year 2012 to cover government expenses included in the government’s annual budget for such fiscal year), including costs related to the implementation of a workforce reduction plan, and fund an economic stimulus plan, as described below. During fiscal years 2009 and 2010, COFINA issued approximately $5.6 billion and $3.6 billion, respectively, of revenue bonds payable from sales and use tax collections transferred to COFINA. During fiscal year 2012, COFINA expects to issue approximately $2 billion of revenue bonds payable from sales and use tax collections transferred to COFINA, the proceeds of which are to be mainly used to finance a portion of the government’s operating expenses for fiscal year 2012, refund outstanding debt obligations payable from Commonwealth appropriations, and refund certain outstanding COFINA bonds.

Another financial measure taken has been the restructuring of a portion of the debt service on the Commonwealth’s general obligation bonds and on bonds of the Public Buildings Authority (“PBA”) that are guaranteed by the Commonwealth and are payable from Commonwealth budget appropriations. During fiscal year 2010, the Commonwealth refinanced $512.9 million of interest accrued during such fiscal year on the Commonwealth’s general obligation bonds and $164.5 million of interest accrued during such fiscal year on PBA bonds. During fiscal year 2011, the Commonwealth refinanced $490.9 million of interest accrued during such fiscal year and principal due on July 1, 2011 on the Commonwealth’s general obligation bonds. During fiscal year 2011, PBA also used a line of credit from GDB to make payments of approximately $147.8 million of interest accrued during such fiscal year on its Commonwealth guaranteed bonds, which line of credit was refinanced with the proceeds of a series of Commonwealth guaranteed bonds issued by PBA.

During fiscal year 2012, the Government expects to refinance approximately $537.4 million of principal due in and interest to accrue during such fiscal year on the Commonwealth’s general obligation bonds and approximately $153.8 million of interest to accrue during such fiscal year on Commonwealth guaranteed PBA bonds.

The fiscal stabilization plan is discussed in more detail in “Economy—Fiscal Stabilization and Economic Reconstruction.”

Results for Fiscal Year 2010. General Fund total revenues for fiscal year 2010 were $7.593 billion (this amount excludes approximately $122.8 million of revenues attributable to the electronic and traditional lotteries, which for accounting purposes are included in the Commonwealth’s audited financial statements as a separate fund from the General Fund), representing an increase of $9.8 million from fiscal year 2009 revenues. The principal changes in sources of revenues from fiscal year 2009 included a decrease in the sales and use tax received by the General Fund of $256.8 million due to the assignment to COFINA of an additional 1.75% of the 5.5% Commonwealth sales and use tax. This decrease in the amount of sales and use taxes allocated to the General Fund was fully offset, however, by increases in property taxes and excise taxes on cigarettes and alcoholic beverages of approximately $227.8 million and $60.5 million, respectively, as a result of the temporary and permanent revenue raising measures implemented as part of the Commonwealth’s fiscal stabilization plan. Revenues from income taxes for fiscal year 2010 were approximately the same as in fiscal year 2009, reflecting the continuing impact of the ongoing economic recession.

Total expenditures for fiscal year 2010 were $10.369 billion (which included $173 million of expenditures related to a Government local stimulus program described below, consisting of (i) $9.640 billion of total expenditures and (ii) $728 million of other financing uses. Total expenditures of $10.369 billion exceeded General Fund total revenues (excluding other financing sources) by $2.775 billion, or 36.6%. Excluding the debt service amounts that were refinanced, total expenditures for fiscal year 2010 were approximately $9.691 billion and exceeded General Fund total revenues (excluding other financing sources) by $2.098 billion, or 27.6%. The difference between revenues and expenses for fiscal year 2010 was covered principally by proceeds from a COFINA bond issue.

Preliminary Results for Fiscal Year 2011. Preliminary General Fund total revenues for fiscal year 2011 (from July 1, 2010 to June 30, 2011) were $8.165 billion (this amount includes approximately $101.9 million of revenues attributable to the electronic and traditional lotteries), an increase of $449.3 million, or 5.8%, from $7.716 billion of total revenues for the same period in the prior fiscal year (this amount includes approximately $122.8 million of revenues attributable to the electronic and traditional lotteries), and an increase of $31 million from the revised estimate of total revenues, which took into account the effect of the tax reform discussed below under “Tax Reform.”

The increase in General Fund total revenues was mainly due to an increase of $170.1 million in tax withholdings from non-residents and the collection of $677.8 million as a result of the new temporary excise tax and the expansion of the taxation of certain foreign persons adopted as Act No. 154 of October 25, 2010, as amended (“Act 154”) as part of the tax reform (discussed below under “Tax Reform). This increase was partially offset by a decrease of $407 million and $18.5 million in collections from income tax on individuals and entertainment machine licenses, respectively. The decrease in individual income taxes was due to the tax relief provided to individual taxpayers as part of the tax reform and to current economic conditions. The Government had expected that the decrease in General Fund net revenues as a result of the tax relief provided to taxpayers as part of the tax reform would be offset by the temporary excise tax imposed on certain foreign persons by Act 154. For fiscal year 2011, the first five monthly excise tax payments (from February through June 2011) amounted to $677.6 million, which was consistent with the Government’s projection of collections from the excise tax. The Government’s expectations with respect to the impact of the tax reform on fiscal year 2011 revenues were met.

Preliminary General Fund total expenses for fiscal year 2011 amounted to $9.153 billion, which excludes $638.7 million of debt service amounts that were refinanced, and exceeded General Fund total revenues (excluding other financing sources) by $988 million, or 12.1%. The difference between preliminary revenues and expenses for fiscal year 2011 was covered principally by proceeds from a COFINA bond issue and proceeds of bonds issued to refinance debt service payments.

As of March 7, 2012, the Commonwealth reported the following revised figures. Revised preliminary General Fund total revenues for fiscal year 2011 were $8.149 billion (including approximately $126.7 million attributable to the electronic and traditional lotteries). After preliminary expenses of $9.202 billion (excluding

$638.7 million of debt service that was refinanced), this resulted in a deficit of $1.053 billion, which was covered primarily by proceeds from a COFINA bond issue and proceeds of bonds issued to refinance debt service payments.

Budget for Fiscal Year 2012. On July 1, 2011, the Governor of Puerto Rico (the “Governor”) signed the Commonwealth’s central government budget for fiscal year 2012. The adopted budget provides for General Fund total revenues of $9.260 billion. The budgeted General Fund revenue of $9.260 billion includes estimated revenues of $8.650 billion and $610.0 million in additional revenues from proceeds of COFINA bond issues.

The principal changes in General Fund revenues under the fiscal year 2012 budget compared to the fiscal year 2011 budget are accounted for mainly by the projected collections from the new temporary excise tax under Act 154 (up $969.0 million), sales and use taxes (up $125.0 million), non-resident withholding taxes (up $29 million), alcoholic beverage taxes (up $9.0 million), and projected decreases in excise taxes on motor vehicles and accessories (down $8.0 million), corporate income tax (down $51.0 million), federal excise taxes on offshore shipments (down $66.0 million), property taxes (down $162 million) and personal income taxes (down $239.0 million).

The fiscal year 2012 budget provides for total expenditures of $9.260 billion, consisting of General Fund expenditures of $8.650 billion and additional expenditures of $610 million that are expected to be covered from proceeds of COFINA bond issues. The fiscal year 2012 budgeted expenditures exclude certain debt service payments on the Commonwealth’s general obligation bonds and Commonwealth guaranteed PBA bonds which are expected to be refinanced during fiscal year 2012. See “Fiscal Stabilization Plan” above. The budgeted total expenditures for fiscal year 2012 are $110 million, or 1.2%, higher than budgeted total expenditures of $9.150 billion for fiscal year 2011, and $1.109 billion, or 10.7%, lower than total expenditures of $10.369 billion for fiscal year 2010.

The principal changes in General Fund expenditures by program in the fiscal year 2012 budget compared to the fiscal year 2011 budget are mainly due to increases in public safety and protection (up $80.1 million), education (up $131.4 million), economic development (up $106.4 million), transportation (up $10.2 million), special pension contributions (up $85.8 million), contribution to municipalities (up $28.5 million), and decreases in general obligation bonds debt service (down $21.5 million), welfare (down $22.0 million), health (down $209.2 million), and governmental management (down $51.2 million).

Budgeted expenditures and capital improvements for the central government of all budgetary funds total $15.9 billion, a decrease of $142.9 million from fiscal year 2011 budgeted appropriations.

Preliminary Results for the First Six Months of Fiscal Year 2012 and Projected Fiscal Year 2012 Deficit

Revenues. The Commonwealth reported as of March 7, 2012 that preliminary General Fund net revenues for the first six months of fiscal year 2012 (from July 1, 2011 to December 31, 2011) were $3.542 billion, an increase of $335.1 million, or 10.5%, from $3.207 billion of net revenues for the same period in the prior fiscal year. These revenues represent 41% of budgeted revenues of $8.650 billion for the fiscal year, and $80 million less than the budget for the period.

The increase in General Fund net revenues is mainly due to the collection of $965.5 million as a result of the new temporary excise tax and the expansion of the taxation of certain foreign persons adopted as part of Act 154 as part of the tax reform, which amount is consistent with the Government’s projection of collections from the excise tax during this period. This increase was partially offset by (i) a decrease in collections of $241.4 million from income tax on individuals, $101.4 million from income tax on corporations, and $91.5 million from withholdings from non-residents, all of which were primarily a result of the tax relief provided to individual and corporate taxpayers as part of the tax reform, (ii) the elimination in fiscal year 2011 of the special property tax imposed on residential and commercial real estate in fiscal year 2009 as part of the temporary revenue raising measures included in the fiscal stabilization plan, and (iii) decreases in miscellaneous non-tax revenues, excise taxes on tobacco products and other items due to current economic conditions. The Government expects that the decrease in General Fund net revenues as a result of the implementation of the tax reform will be offset by the temporary excise tax imposed on certain foreign persons by Act 154.

As of March 7, 2012, the Commonwealth reported that preliminary sales and use tax collections for the first six months of fiscal year 2012 were $556.4 million, an increase of $13.8 million, or 2.5%, from the sales and use tax collections for the same period in the prior fiscal year. A portion of the sales and use tax is allocated to COFINA and, thus, is not available to the General Fund.

Expenses. The Commonwealth reported as of March 7, 2012 that preliminary General Fund total expenses (on a cash basis) for the first six months of fiscal year 2012 amounted to $3.776 billion. This amount excludes approximately $542.7 million in expenses related to the Department of Education Schoolwide Program that have not been included in the central government accounting system. The Commonwealth has indicated that these expenses will be included in the central government accounting system once they are allocated by school according to the matching formula approved by the United States federal government. If the expenses related to the Department of Education Schoolwide Program are included, preliminary General Fund total expenses (on a cash basis) for the first six months of fiscal year 2012 amounted to $4.319 billion, or 47% of budgeted expenditures for fiscal year 2012, which are $9.260 billion.

As of March 7, 2012, the Commonwealth reported that the deficit for fiscal year 2012 was budgeted and is projected to be approximately $610 million, excluding approximately $685.2 million of principal and interest payments on Commonwealth general obligation bonds that were refinanced through GDB financings (the “GDB Lines of Credit”), which financings are to be repaid from the proceeds of the Public Improvement Refunding Bonds, Series 2012B and the Series A Bonds, and $154 million of interest payments on Commonwealth guaranteed Public Building Authority Bonds that were refinanced through GDB financings, and which financings are expected to be repaid from the proceeds of the issuance of Public Building Authority Bonds. OMB had indicated earlier in fiscal year 2012 that the sectors of health and public safety carried risk of budget overruns for fiscal year 2012 as they were undergoing operational changes that were not considered during the preparation of the 2012 budget. According to OMB, budget overruns (if any) in these sectors will be offset by budget savings in other sectors, such that the projected deficit for fiscal year 2012 remains at $610 million.

Unfunded Pension and Non-Pension Post-Employment Benefit Obligations and Funding Shortfalls of the Retirement Systems. One of the challenges every administration has faced during the past 20 years is how to address the growing unfunded pension benefit obligations and funding shortfalls of the three Government retirement systems (the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System, collectively referred to as the “Retirement Systems”) that are funded principally with budget appropriations from the Commonwealth’s General Fund. As of June 30, 2010 (which, as of December 6, 2011 was the date of the latest actuarial valuations of the retirement systems), the unfunded actuarial accrued liability (including basic and system administered benefits) for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System was $17.8 billion, $7.1 billion and $283 million, respectively, and the funded ratios were 8.5%, 23.9% and 16.4%, respectively.

Based on current employer and member contributions to the retirement systems, the unfunded actuarial accrued liability will continue to increase significantly, with a corresponding decrease in the funded ratio, since the annual contributions are not sufficient to fund pension benefits, and thus, are also insufficient to amortize the unfunded actuarial accrued liability. Because annual benefit payments and administrative expenses of the retirement systems have been significantly larger than annual employer and member contributions, the retirement systems have been forced to use investment income, borrowings and sale of investment portfolio assets to cover funding shortfalls. The funding shortfall (basic system benefits, administrative expenses and debt service in excess of contributions) for fiscal year 2011 for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System was approximately $693 million, $268 million and $6.5 million, respectively. For fiscal year 2012, the funding shortfall is expected to be $741 million, $287 million and $8.5 million, respectively. As a result, the assets of the retirement systems are expected to continue to decline.

As of March 7, 2012, the Retirement Systems were preparing the actuarial valuation as of June 30, 2011. The administration of the Retirement Systems expects that, primarily as a result of a decrease in the assumed investment return to be used in the actuarial valuation as of June 30, 2011, the unfunded actuarial accrued liability (including basic and system administered benefits) of the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System will increase to approximately $21.5 billion, $9.1 billion and $318.8 million, respectively. As of March 7, 2012, however, the Commonwealth noted that these estimates are preliminary and could change as part of the Retirement Systems’ review of the actuarial valuation as of June 30, 2011.

Because the statutory employer and member contributions are not adequate to fund the retirement systems’ benefits, the retirement systems’ assets are being rapidly depleted and, as a result, the currently scheduled future contributions will not be adequate to accumulate sufficient assets to make future benefit payments when due. The Commonwealth reported as of March 7, 2012 that based on the assumptions used in the June 30, 2010 actuarial valuations, including the expected continued funding shortfalls, and considering the increases in employer contributions to the Employees Retirement System and the Teachers Retirement System adopted in July 2011: (i) the Employees Retirement System, the largest of the three retirement systems, would deplete its net assets (total assets less liabilities, including the principal amount of certain pension obligation bonds) by fiscal year 2014 and its gross assets by fiscal year 2021; (ii) the Teachers Retirement System would deplete its net and gross assets by fiscal year 2021; and (iii) the Judiciary Retirement System would deplete its net and gross assets by fiscal year 2018. The estimated years for depletion of the assets could vary depending on how actual results differ from the assumptions used in the actuarial valuations, as well as based on any future changes to the contribution and benefits structures of the retirement systems.

Since the Commonwealth and other participating employers are ultimately responsible for any funding deficiency in the three retirement systems, the depletion of the assets available to cover retirement benefits will require the Commonwealth and other participating employers to cover annual funding deficiencies. It is estimated that the Commonwealth would be responsible for approximately 74% of the combined annual funding deficiency of the three retirement systems, with the balance being the responsibility of the municipalities and participating public corporations.

The Commonwealth also provides non-pension post-employment benefits that consist of a medical insurance plan contribution. These benefits, which the Commonwealth reported on March 7, 2012 amounted to $114.2 million for fiscal year 2010 and $125.4 million for fiscal year 2011, are funded on a pay-as-you-go basis from the General Fund and are valued using actuarial principles similar to the way that pension benefits are calculated. Based on the June 30, 2010 actuarial valuations, as of June 30, 2010, the aggregate unfunded actuarial accrued liability of these benefits for the three retirement systems was $2.3 billion.

Because of its multi-year fiscal imbalances previously mentioned, the Commonwealth has been unable and is unable to make the actuarially recommended contributions to the retirement systems. If the Commonwealth fails to take action in the short-term to address the retirement systems’ funding deficiency, the continued use of investment assets to pay benefits as a result of funding shortfalls and the resulting depletion of assets could adversely affect the ability of the retirement systems to meet the rates of return assumed in the actuarial valuations, which could in turn result in an earlier depletion of the retirement systems’ assets and a significant increase in the unfunded actuarial accrued liability. Ultimately, since the Commonwealth’s General Fund is required to cover a significant amount of the funding deficiency, the Commonwealth would have difficulty funding the annual required contributions unless it implements significant reforms to the retirement systems, obtains additional revenues, or takes other budgetary measures. For more information regarding the retirement systems, see “Revenues and Expenses—Expenses—Retirement Systems.”

In order to address the growing unfunded pension and non-pension benefit obligations and funding shortfalls of the three Government retirement systems, in February 2010, the Governor established a special commission to make recommendations for improving the financial solvency of the retirement systems. The special commission submitted a report to the Governor on October 21, 2010.

As a result of the special commission’s report and the Government’s analysis, the Governor submitted two bills to the Legislative Assembly to address in part the retirement systems’ financial condition. One of such bills was enacted as Act No. 96 of June 16, 2011 (“Act 96”). On June 23, 2011, in accordance with Act 96, $162.5 million of funds on deposit in the Corpus Account of the Puerto Rico Infrastructure Development Fund (the “Corpus Account”), which is under the custody and control of the Puerto Rico Infrastructure Financing Authority (“PRIFA”), were contributed to the Employees Retirement System and invested in capital appreciation bonds issued by COFINA maturing annually on August 1, 2043 through 2048 and accreting interest at a rate of 7%. The principal amount of the COFINA bonds are expected to grow to an aggregate amount of approximately $1.65 billion at their maturity dates.

The second bill submitted by the Governor was enacted as Act No. 114 of July 5, 2011 (“Act 114”) and Act No. 116 of July 6, 2011 (“Act 116”). These Acts provide an increase in employer contributions to the Employees Retirement System and the Teachers Retirement System of 1% of covered payroll in each of the next five fiscal years and by 1.25% of covered payroll in each of the following five fiscal years. As a result of these increases, the Employees Retirement System and the Teachers Retirement System would receive approximately $36 million and $14 million, respectively, in additional employer contributions during fiscal year 2012, and the additional employer contributions are projected to increase gradually each fiscal year (by an average aggregate increase of $71 million per fiscal year) to approximately $494 million and $195 million, respectively, by fiscal year 2021. The additional employer contributions for fiscal year 2012 have been included in the approved budget for such fiscal year. With respect to the increases in the employer contributions corresponding to the municipalities, Act 116 provides that the increases for fiscal years 2012, 2013 and 2014 will be paid for by the Commonwealth from the General Fund budget, representing approximately $6.3 million, $12.8 million and $19.7 million in fiscal years 2012, 2013 and 2014, respectively.

In addition to these measures, on August 8, 2011, the Board of Trustees of the Employees Retirement System adopted a new regulation regarding the rules relating to the concession of personal loans to its members, which, among other changes, lowers the maximum amount of those loans from $15,000 to $5,000. This change is expected to improve gradually the Employees Retirement System’s liquidity.

Economic Reconstruction Plan

In fiscal year 2009, the Government began to implement a short-term economic reconstruction plan. The cornerstone of this plan was the implementation of federal and local economic stimulus programs. The Commonwealth was awarded approximately $6.8 billion in stimulus funds under the ARRA program, which was enacted by the U.S. government to stimulate the U.S. economy in the wake of the global economic downturn. Approximately $3.3 billion of the ARRA funds are allocated for consumer and taxpayer relief and the remainder are to be used to expand unemployment and other social welfare benefits, and spending in education, health care and infrastructure, among other measures. As of October 14, 2011, the Commonwealth had disbursed $5.5 billion in ARRA funds, or 78.8%, of awarded funds.

The Government has complemented the federal stimulus package with additional short and medium-term supplemental stimulus measures that seek to address local economic challenges and provide investment in strategic areas. These measures included a local $500 million economic stimulus plan to supplement the federal plan.

Economic Development Plan

The Government has also developed the Strategic Model for a New Economy, which is a comprehensive long-term economic development plan aimed at improving Puerto Rico’s overall competitiveness and business environment and increasing private-sector participation in the Puerto Rico economy. As part of this plan, the Government enacted Act No. 161 of December 1, 2009, which overhauled the permitting and licensing process in Puerto Rico in order to provide for a leaner and more efficient process that fosters economic development. The

Government also enacted Acts No. 82 and 83 of July 19, 2010, which provided a new energy policy that seeks to lower energy costs and reduce energy-price volatility by reducing Puerto Rico’s dependence on fuel oil and the promotion of diverse, renewable-energy technologies. Moreover, the Government adopted a comprehensive tax reform that takes into account the Commonwealth’s current financial situation. See “Tax Reform” below.

In addition, to further stimulate economic development and cope with the fiscal crisis, on June 8, 2009, the Legislative Assembly approved Act No. 29 establishing a clear public policy and legal framework for the establishment of public-private partnerships to finance and develop infrastructure projects and operate and manage certain public assets. During fiscal year 2010, the Government engaged various financial advisors to assist it in the evaluation and procurement of various projects in the energy, transportation, water and public school infrastructure sectors. During the fourth quarter of fiscal year 2010, the Government published desirability studies for four public-private partnership priority projects and commenced procurement for such projects. As of September 30, 2011, the Government had completed the concession of toll roads PR-22 and PR-5 and had short-listed proponents for the procurement process leading to the award of an administrative concession of the Luis Muñoz Marin International Airport and school infrastructure projects.

The Government has also identified strategic initiatives to promote economic growth in various sectors of the economy where the Commonwealth has competitive advantages and several strategic/regional projects aimed at fostering balanced economic development throughout the Island. These projects, some of which are ongoing, include tourism and urban redevelopment projects.

The fiscal stabilization plan, the economic reconstruction plan, and the long-term economic development plan are described in further detail below under “Economy—Fiscal Stabilization and Economic Reconstruction.”

Tax Reform

In February 2010, the Governor established a committee to review the Commonwealth’s income tax system and propose a comprehensive tax reform directed at promoting economic growth and job creation within the framework of preserving the administration’s path towards achieving fiscal stability. The committee presented its findings to the Governor and, on October 25, 2010, the Governor announced that he was submitting to the Legislative Assembly various bills in order to implement the tax reform.

The tax reform was intended to be revenue positive. It consisted of two phases focused on providing tax relief to individuals and corporations, promoting economic development and job creation, simplifying the tax system and reducing tax evasion through enhanced tax compliance measures. The first phase, enacted as Act No. 171 of November 15, 2010, was expected to provide individual and corporate taxpayers with aggregate savings of $309 million for taxable year 2010. The second phase, enacted as Act No. 1 of January 31, 2011 (“Act 1 of 2011”), was projected to provide individual and corporate taxpayers aggregate annual average savings of $1.2 billion for the next six taxable years, commencing in taxable year 2011. Consistent with the objective of maintaining the path towards fiscal stability, the tax relief provisions applicable to individuals and corporations for taxable years 2014 through 2016 become effective only if (i) OMB certifies that the administration’s expense control target has been met, (ii) the Treasury Department certifies that the General Fund revenue target has been met and (iii) the Planning Board certifies a year-over-year target increase in gross domestic product. See “Revenues and Expenses—Major Sources of General Fund Revenues—Tax Reform” for a summary of the principal provisions of the tax reform.

As part of structuring the tax reform, the Government utilized a group of economic consultants to project its impact on tax revenues through the use of dynamic economic models adjusted to the Commonwealth’s specific economic conditions. The Government also conducted its own internal analyses of such impact. Based on these analyses, the Government expects that the reduction in income tax revenues resulting from the implementation of the tax reform should be fully offset by the additional revenues produced by (i) enhanced tax compliance measures, (ii) the elimination of certain incentives and tax credits, (iii) a new temporary excise tax imposed on a controlled group member’s acquisition from another group member of certain personal property manufactured or produced in Puerto Rico and certain services performed in Puerto Rico (at a declining rate from 4% for 2011 to 1% for 2016), and (iv) an expansion of taxation rules that characterize certain income of non-resident corporations, partnerships and individuals as effectively connected with the conduct of a trade or business in Puerto Rico and therefore subject to Puerto Rico income tax. The temporary excise tax and the expansion of the taxation of certain foreign persons were adopted by Act 154. In circumstances in which the temporary excise tax applies, the expansion of the taxation of nonresident individuals, foreign corporations and foreign partnerships does not apply. The other revenue enhancement measures, which are part of the second phase of the tax reform, are included in Act 1 of 2011. On December 29, 2010, the Treasury Department adopted regulations that provide certain tax credits against the temporary excise tax that lessen its impact on affected taxpayers subject to the temporary excise tax. These regulations became effective on January 1, 2011. The regulations address implementation and interpretation issues and include provisions regarding certain applicable credits against the tax subject to maintaining a baseline employment and other conditions. The Government estimates that this excise tax will affect foreign corporations or partnerships that are principally engaged in the manufacturing of pharmaceuticals and electronics. The Government expected to raise approximately $1.4 billion from the excise tax during the first year of implementation of Act 154 and expects to raise $5.6 billion for the six-year period that the excise tax is in place.

The first monthly excise tax payment was due in February 2011. The collections for the first nine monthly excise tax payments (from February through October 2011) were $1.325 billion. These amounts are consistent with the Government’s projection of collections from the excise tax.

Based on its analysis, the Government believes that the revenue projections from the taxes imposed by Act 154 are reasonable. However, since such taxes only became effective on January 1, 2011, there can be no assurance that the revenues therefrom, together with the other revenue enhancement measures included in the tax reform, will be sufficient to fully offset the reduction in income tax revenues expected from other aspects of the tax reform.

In connection with the expansion of the taxation of foreign persons by Act 154, the Government obtained a legal opinion regarding the creditability of the excise tax for U.S. federal income tax purposes. The opinion concludes that this excise tax should be creditable against U.S. federal income tax. That conclusion was based in part upon a determination that the expansion of the taxation of foreign persons and the imposition of the excise tax more likely than not satisfy the constitutional requirements of due process and the Commerce Clause of the United States Constitution, for reasons discussed therein. It is the position of the Government that the excise tax is a tax imposed in substitution of the generally imposed income tax and that, as such, under Section 903 of the United States Internal Revenue Code of 1986, as amended, U.S. taxpayers can claim a foreign tax credit for amounts paid.

On March 30, 2011, the United States Internal Revenue Service (the “IRS”) issued Notice 2011-29 addressing the creditability of the new excise tax imposed by Act 154. Notice 2011-29 provides that the provisions of the new Puerto Rico excise tax are novel and the determination of its creditability requires the resolution of a number of legal and factual issues. Pending the resolution of those issues, the IRS will not challenge a taxpayer’s position that the excise tax is a tax in lieu of an income tax under Section 903. The IRS also provided that any change in the foregoing tax credit treatment of the excise tax after resolution of the pending issues will be prospective and will apply to excise tax paid or accrued after the date that further guidance is issued.

As of December 6, 2011, Act 154 had not been challenged in court; consequently, no court had passed on the constitutionality of Act 154. There can be no assurance that its constitutionality will not be challenged and that, if challenged, the courts will uphold Act 154. To the extent a court determines that the imposition of the excise tax or the expansion of the income tax or both are unconstitutional, the Government’s revenues may be materially adversely affected.

For a summary of the principal provisions of the tax reform, the expansion of the income tax source rules to certain nonresident alien individuals, foreign corporations and foreign partnerships, and the new temporary excise tax, see “Revenues and Expenses—Major Sources of General Fund Revenues—Tax Reform” and “Revenues and Expenses—Major Sources of General Fund Revenues—Income Taxes,” respectively.

ECONOMY

General

The Commonwealth in the past has established policies and programs directed principally at developing the manufacturing and service sectors and expanding and modernizing the Commonwealth’s infrastructure. Domestic and foreign investments have historically been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

Puerto Rico’s economy experienced a considerable transformation during the second half of the twentieth century, from an agriculture economy to an industrial one. Factors contributing to this transformation included government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. Nevertheless, the significant oil price increases experienced from January 2002 to June 2008, the continuous contraction of the manufacturing sector, and the budgetary pressures on government finances triggered a general contraction in the economy.

Puerto Rico’s economy is in a recession that began in the fourth quarter of fiscal year 2006, a fiscal year in which the real gross national product grew by only 0.5% and the government was shut down during the first two weeks of May. For fiscal years 2008 and 2009, the real gross national product contracted by 2.9% and 4.0%, respectively. For fiscal year 2010, preliminary reports indicated that the real gross national product contracted by 3.8%. The Planning Board projected a decrease in real gross national product of 1.0% for fiscal year 2011 and projects an increase of 0.7% for fiscal year 2012.

Nominal personal income, both aggregate and per capita, has shown a positive average growth rate from 1947 to 2010. In fiscal year 2010, aggregate personal income was $60.4 billion ($50.0 billion at 2005 prices) and personal income per capita was $15,203 ($12,592 in 2005 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total U.S. federal transfer payments to individuals amounted to $16.0 billion in fiscal year 2010 ($14.0 billion in fiscal year 2009). Entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare, and U.S. Civil Service retirement pensions were $10.4 billion, or 65% of the transfer payments to individuals in fiscal year 2010 ($9.8 billion, or 70.1%, in fiscal year 2009). The remainder of the federal transfers to individuals is represented by grants, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant scholarships (higher education).

Total average annual employment (as measured by the Puerto Rico Department of Labor and Human Resources Household Employment Survey, known as the “Household Survey”) decreased during the last decade. From fiscal year 2000 to fiscal year 2010, total employment decreased at an average annual rate of 0.4%, from 1,150,291 to 1,102,680. A reduction in total employment began in the fourth quarter of fiscal year 2006 and has continued consistently through fiscal year 2011 due to the recession and the fiscal adjustment measures.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher-wage, high-technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, which includes finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities, and other services, plays a major role in the economy. It ranks second to manufacturing in contribution to gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than oil prices) are determined by the policies and performance of the mainland economy. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2010, approximately 68.1% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 53.3% of Puerto Rico’s imports. In fiscal year 2010, Puerto Rico experienced a positive merchandise trade balance of $22.4 billion.

Economic Forecast for Fiscal Years 2011 and 2012

In March 2011, the Planning Board released its revised gross national product forecast for fiscal year 2011 and its gross national product forecast for fiscal year 2012. The Planning Board revised its gross national product forecast for fiscal year 2011 from a projected growth of 0.4% to a contraction of 1.0%, both in constant dollars. The Planning Board’s revised forecast for fiscal year 2011 took into account the estimated effects on the Puerto Rico economy of the Government’s fiscal stabilization plan, the impact of the initial phase of the tax reform, the disbursement of funds from ARRA, the continuation of the fiscal stabilization plan, and the activity expected to be generated from the Government’s local stimulus package. The revised forecast also considered the effect on the Puerto Rico economy of general and global economic conditions, the U.S. economy, the volatility of oil prices, interest rates and the behavior of local exports, including expenditures by visitors. The Planning Board’s forecast for fiscal year 2012 projects an increase in gross national product of 0.7% in constant dollars. The Planning Board’s forecast for fiscal year 2012 took into account the estimated effect of the projected growth of the U.S. economy, tourism activity, personal consumption expenditures, federal transfers to individuals and the acceleration of investment in construction due to the Government’s local stimulus package and the establishment of public-private partnerships. It also took into account the disbursement of the remaining ARRA funds, and the continuation of the implementation of the tax reform.

Fiscal Year 2010

The Planning Board’s preliminary reports on the performance of the Puerto Rico economy for fiscal year 2010 indicated that real gross national product decreased 3.8% (an increase of 1.0% in current dollars) over fiscal year 2009. Nominal gross national product was $63.3 billion in fiscal year 2010 ($47.9 billion in 2005 prices), compared to $62.7 billion in fiscal year 2009 ($49.8 billion in 2005 prices). Aggregate personal income increased from $58.6 billion in fiscal year 2009 ($49.8 billion in 2005 prices) to $60.4 billion in fiscal year 2010 ($50.0 billion in 2005 prices), and personal income per capita increased from $14,786 in fiscal year 2009 ($12,558 in 2005 prices) to $15,203 in fiscal year 2010 ($12,592 in 2005 prices).

According to the Household Survey, total employment for fiscal year 2010 averaged 1,102,700, a decrease of 65,500, or 5.6%, from the previous fiscal year. The unemployment rate for fiscal year 2010 was 16.0%, an increase from 13.4% for fiscal year 2009.

Among the variables contributing to the decrease in gross national product was the continuous contraction of the manufacturing and construction sectors. Due to the Commonwealth’s dependence on oil for power generation and gasoline (in spite of its recent improvements in power-production diversification), the high level of oil prices accounted for an increased outflow of local income in fiscal year 2008, when the average price of the West Texas Intermediate oil barrel (WTI) increased by 53.1% to reach an average of $97.0/bbl. Although the situation improved significantly during fiscal year 2009, with a decline of 28.1% in the price of the WTI, oil prices remained at relatively high levels, at an average of $69.7/bbl, and the impact of the increases of previous years was still felt in fiscal year 2009. Nevertheless, during fiscal year 2010, the average price of the WTI increased by 7.9% to $75.2/bbl, which put more pressure on internal demand. On the other hand, the continuation of the difficulties associated with the financial crisis kept short-term interest rates at historically low levels, but this did not translate into a significant improvement in the construction sector due to the high level of inventory of residential housing units.

Fiscal Stabilization and Economic Reconstruction

In January 2009, the Government began to implement a multi-year Fiscal Stabilization Plan (the “Fiscal Plan”) and Economic Reconstruction Plan (the “Economic Plan”) that sought to achieve fiscal balance and restore economic growth. The Fiscal Plan was central to safeguarding the Commonwealth’s investment-grade credit rating and restoring Puerto Rico’s economic growth and development.

In addition, the administration designed and began to implement the Strategic Model for a New Economy, a series of economic development initiatives which aim to enhance Puerto Rico’s competitiveness and strengthen specific industry sectors. These economic development initiatives were intended to support the prospects of long-term and sustainable growth.

Fiscal Stabilization Plan

The Fiscal Plan had three main objectives: (i) stabilize the short-term fiscal situation, (ii) safeguard and strengthen the Commonwealth’s investment-grade credit rating, and (iii) achieve budgetary balance. The Fiscal Plan, which was generally contained in Act 7, included operating expense-reduction measures, tax revenue enforcement measures, temporary and permanent revenue raising measures, and financial measures, as discussed below.

Expense Reduction Measures. A significant portion of Puerto Rico’s budget deficit is attributable to the accumulated effect of high operating expenses in the government. The Fiscal Plan sought to reduce the government’s recurring expense base to make it consistent with the level of government revenues. The Fiscal Plan established a government-wide operating expense-reduction program aimed at reducing operating expenses, including payroll.

Payroll expense is the most significant component of the government’s recurring expense base. The reduction in payroll expenses contemplated by the Fiscal Plan was implemented in three phases and included certain benefits conferred to participating employees, as follows:

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Phase I: Incentivized Voluntary Resignation and Voluntary Permanent Workday Reduction Programs: The Incentivized Voluntary Resignation Program offered public employees a compensation incentive based on the time of service in the government. The Voluntary Permanent Workday Reduction Program was available to public employees with 20 or more years of service. The Workday Reduction Program consisted of a voluntary reduction of one regular workday every fifteen calendar days, which is equivalent to approximately a 10% reduction in annual workdays. Phase I commenced in March 2009 and public employees had until April 27, 2009 to submit the required information to participate in the voluntary programs available under Phase I and be eligible for the Public Employees Alternatives Program. Under Phase I, 2,553 employees resigned under the Incentivized Voluntary Resignation Program and 27 employees took advantage of the Voluntary Permanent Workday Reduction Program. Based on the number of employees who agreed to participate in these programs, the administration estimates that expenses for fiscal year 2010 were reduced by $90.9 million.

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Phase II: Involuntary Layoff Plan: As provided in Act 7, Phase II went into effect because the objective of reducing $2 billion in expenses was not achieved after implementation of Phase I and Phase III (see below). Under Phase II, subject to certain exceptions, employees with transitory or non-permanent positions were terminated. As a result, 1,986 positions were eliminated, representing an estimated savings of $44.6 million annually. In addition, Phase II provided for one or more rounds of involuntary layoffs and applied to most central government public employees unless excluded pursuant to Act 7, strictly according to seniority in public service, starting with employees with the least seniority. The plan excluded certain employees providing “essential” services, certain employees paid by federal funds, those on military leave, and political appointees and their trust employees (political appointees and their trust employees, who do not hold a permanent or career position in the government, are referred to herein as “non-career employees”). Employees in Phase II received a severance package that included health coverage payment for up to a maximum of six months or until the former public employee became eligible for health insurance coverage at another job. As of September 30, 2010, total government employees dismissed under Phase II (excluding the 1,986 transitory or non-permanent positions eliminated) was approximately 12,505, representing an estimated savings of $322.8 million annually. This amount excludes approximately 1,784 employees rehired by the Department of Education as a result of an agreement with the union providing for certain salary and workday reductions and the inclusion of additional service requirements, among other things. The negotiation of this agreement by the administration resulted in annual savings of $51 million, an increase of $25 million over the estimated savings achievable through the termination of such employees.

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Phase III: Temporary Suspension of Certain Provisions of Laws, Collective Bargaining Agreements, and Other Agreements: Phase III went into effect on March 9, 2009 and imposed a temporary freeze on salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. Phase III remained in effect for a period of two years. The administration estimates that savings from the implementation of these measures was approximately $186.9 million for fiscal year 2010.

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Public Employees Alternatives Program: The employees that elected to participate in the Incentivized Voluntary Resignation Program under Phase I or that were subject to involuntary layoffs under Phase II were eligible to participate in the Public Employees Alternatives Program. This program assists public employees in their transition to other productive alternatives, and offers vouchers for college education, technical education, and professional training, as well as for establishing a business and for relocation.

Act 7 extended the term of collective bargaining agreements with public employees that had expired at the time of its enactment or that were to expire while it was in effect for a period of two years (until March 9, 2011) and provided that during this period such collective bargaining agreements could not be renegotiated or renewed. Act No. 73 of May 17, 2011 (“Act 73”) extended the term of the non-economic clauses of such collective bargaining agreements for an additional period of two years (until March 9, 2013) and provided that the economic clauses may be negotiated considering primarily the fiscal condition of the applicable agency and the Government and the safeguarding of services to the people. Act 73 further provides that for the negotiation of any economic clauses, OMB must evaluate the current and projected fiscal condition of the applicable agency and the Government and issue a certification as to the available resources, if any, for such negotiations. The implementation of the workforce and labor related expense reduction measures included in Act 7 concluded on June 30, 2010.

The second element of the expense-reduction measures, which pertains to other operating expenses, was conducted through an austerity program in combination with other expense reduction measures. The austerity program mandated a 10% reduction in other operational expenses, including cellular phone use, credit cards, and official vehicles.

In July 2010, the Governor renewed an executive order issued in September 2009 requiring all agencies and public corporations to reduce, modify or cancel service contracts to achieve a cost reduction of at least 15%. The executive order covers advertising, consulting, information technology, accounting, legal and other services (except for direct services to the public), and grants the Fiscal Restructuring and Stabilization Board created under Act 7 (the “Fiscal Board”) the power to monitor agencies and public corporations in order to ensure the required 15% minimum cost reduction. Each agency or public corporation had 30 days to report the following to the Fiscal Board: (i) all service contracts then in effect, (ii) all canceled and/or modified contracts and the corresponding savings, (iii) justification for any remaining contracts in light of the mission of the agency or public corporation, and (iv) the reasonableness of the fees or compensation terms for each remaining contract.

In July 2010, the Governor also renewed another executive order issued in September 2009 requiring all agencies and public corporations to report the following to the Fiscal Board within 30 days: (i) all lease contracts then in effect, (ii) the uses of leased premises, (iii) the needs for such premises, (iv) the terms and conditions of each lease, and (v) budgeted amounts for rent and other related expenses. During fiscal year 2010, the administration achieved savings by, among other things, consolidating operations of one or more agencies or public corporations and renegotiating leases to obtain more favorable terms. The administration estimates annual savings as a result of the revision of all leases of at least 15% of rent and related expenses, or approximately $22 million annually.

Tax Revenue Enforcement Measures. The Fiscal Plan also sought to increase tax revenues by implementing a more rigorous and ongoing tax enforcement and compliance strategy. Specific tax enforcement initiatives included: (i) enhancements to the administration of federal grants and fund receipts, (ii) stronger collections and auditing efforts on Puerto Rico’s sales and use tax, and (iii) a voluntary tax compliance program.

Revenue Raising Measures. The goal of achieving fiscal and budgetary balance required a combination of measures that included the introduction of permanent and temporary tax increases. The Fiscal Plan included six temporary and four permanent revenue increasing measures. The temporary revenue increasing measures consisted of: (i) a 5% surtax on income of certain individuals, (ii) a 5% surtax on income of certain corporations, (iii) a 5% income tax on credit unions (commonly known as “cooperativas” in Puerto Rico), (iv) a 5% income tax on Puerto Rico international banking entities, (v) a special property tax on residential and commercial real estate, and (vi) a moratorium on certain tax credits. The temporary measures were initially set to be in effect for up to three fiscal years beginning in fiscal year 2010. Act 1 of 2011, however, limited the duration of the 5% surtax on income derived by certain individuals and corporations and the special property tax to two years. The permanent measures include (i) modifications to the alternative minimum tax for individuals and corporations, (ii) an increase in the excise tax on cigarettes, (iii) a new excise tax on motorcycles, and (iv) an increase in the excise tax on alcoholic beverages. The total revenues from these temporary and permanent measures for fiscal year 2010 were $428 million. The total preliminary revenues from these temporary and permanent measures for fiscal year 2011 were $450 million.

Financial Measures. The administration has also carried out several financial measures designed to achieve fiscal stability throughout the Fiscal Plan implementation period. These measures included, among others, (i) a financing or bond issuance program, the proceeds of which were used to bridge the budgetary imbalance during the Fiscal Plan implementation period and fund some of the Economic Plan initiatives, (ii) the restructuring of the securities held in the Corpus Account of the Infrastructure Development Fund and (iii) the restructuring of a portion of the Commonwealth’s debt service.

These financial measures were anchored on the bond-issuance program of COFINA. Act 7, in conjunction with Act No. 91 of May 13, 2006, as amended (“Act 91 of 2006”), and Act No. 1 of January 14, 2009 (“Act 1 of 2009”), allocated to COFINA, commencing on July 1, 2009, 2.75% (one-half of the tax rate of 5.5%) of the sales and use tax imposed by the central government, thus increasing COFINA’s financing capacity and allowing the Commonwealth to achieve fiscal stability throughout the implementation period of the Fiscal Plan.

During fiscal years 2009 and 2010, COFINA issued approximately $5.6 billion and $3.6 billion, respectively, of revenue bonds payable from sales and use tax collections transferred to COFINA. The proceeds from these bond issues were used for, among other uses, paying approximately $1.9 billion of Commonwealth obligations that did not have a designated source of repayment, paying or financing approximately $4.8 billion of operational expenses constituting a portion of the Commonwealth’s deficit, and funding the Local Stimulus Fund

(described below) and the Stabilization Fund for fiscal year 2011 with approximately $500 million and $1.0 billion, respectively. During fiscal year 2012, COFINA expects to issue approximately $2 billion of revenue bonds payable from sales and use tax collections transferred to COFINA, the proceeds of which will be mainly used to finance a portion of the government’s operating expenses for fiscal year 2012 and refund outstanding bonds payable from Commonwealth appropriations.

Act No. 3, approved by the Legislative Assembly of the Commonwealth on January 14, 2009 (“Act 3”), authorized the sale of the securities held in the Corpus Account. PRIFA sold the securities in January 2009 and used the proceeds to, among other things, make a deposit to the General Fund of approximately $319 million, which was applied to cover a portion of the Commonwealth’s budget deficit and make a transfer to GDB of approximately $159 million as a capital contribution. The gross proceeds resulting from the sale were approximately $884 million.

Another financial measure taken has been the restructuring of a portion of the Commonwealth’s debt service on the Commonwealth’s general obligation bonds and bonds of PBA that are guaranteed by the Commonwealth and are payable from Commonwealth budget appropriations. During fiscal year 2010, the Commonwealth refinanced $512.9 million of interest accrued during such fiscal year on the Commonwealth’s general obligation bonds and $164.5 million of interest accrued during such fiscal year on PBA bonds. During fiscal year 2011, the Commonwealth refinanced $490.9 million of interest accrued during such fiscal year and principal due on July 1, 2011 on the Commonwealth’s general obligation bonds. During fiscal year 2011, PBA also used a line of credit from GDB to make payments of approximately $147.8 million of interest accrued during such fiscal year on its Commonwealth guaranteed bonds, which line of credit was refinanced with the proceeds of a series of Commonwealth guaranteed bonds issued by PBA.

During fiscal year 2012, the Government expects to refinance approximately $537.4 million of principal due in and interest to accrue during such fiscal year on the Commonwealth’s general obligation bonds and approximately $153.8 million of interest to accrue during such fiscal year on Commonwealth guaranteed PBA bonds.

The Fiscal Plan has provided more fiscal stability, thereby safeguarding and strengthening Puerto Rico’s credit. The fiscal structure resulting from the full implementation of the plan is expected to be sustainable and conducive to economic growth and development.

Economic Reconstruction Plan

To balance the impact of the Fiscal Plan, the administration developed and is implementing an economic reconstruction program designed to stimulate growth in the short term and lay the foundation for long-term economic development. The Economic Plan consists of two main components: (i) two economic stimulus programs, and (ii) a supplemental stimulus plan.

Economic Stimulus Programs. The cornerstone of Puerto Rico’s short-term economic reconstruction plan was the implementation of two economic stimulus programs aimed at reigniting growth and counterbalancing any adverse effects associated with the Fiscal Plan. The economic stimulus programs consisted of Puerto Rico’s participation in ARRA (also referred to herein as the “Federal Stimulus”) and a local plan (the “Local Stimulus”) designed to complement the Federal Stimulus.

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Federal Stimulus Program: Puerto Rico was awarded $6.8 billion in stimulus funds from ARRA. The funds are distributed in four main categories: relief to individuals, budgetary and fiscal relief, taxpayers’ relief, and capital improvements. In terms of government programs, the Federal Stimulus allocates funds to education, agriculture and food assistance, health, housing and urban development, labor, and transportation, among others. As of October 14, 2011, PRIFA, which is responsible for the administration of ARRA in Puerto Rico, reported that approximately $5.5 billion in ARRA funds had been disbursed, representing 78.8%, of awarded funds.

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Local Stimulus Program: The administration formulated the Local Stimulus to supplement the Federal Stimulus and address specific local challenges associated with the local mortgage market, the availability of credit, and the infrastructure and construction sectors. Despite the fact that the Local Stimulus amounted to a $500 million investment by the government, it is estimated that its effect would be greater due to certain lending programs, which are being coordinated in collaboration with commercial banks in Puerto Rico. The administration has been disbursing funds under the $500 million local stimulus program. Most municipalities have received disbursements earmarked to pay outstanding debts and fund local projects. The administration has also disbursed funds allocated towards job training programs, a strategic water distribution project in a southern municipality and the revamping of the Puerto Rico permits system. It is estimated that approximately $400 million of Local Stimulus funds will be used for infrastructure projects. As of September 30, 2011, approximately $360 million of Local Stimulus funds had been disbursed.

Supplemental Stimulus Plan. The Supplemental Stimulus Plan was designed to provide investment in strategic areas with the objective of laying the foundations for long-term growth in Puerto Rico. The coordinated implementation of the Supplemental Stimulus Plan is expected to reinforce continuity in reigniting economic growth while making key investments for long-term development.

The Supplemental Stimulus Plan is being conducted through a combination of direct investments and guaranteed lending. Specifically, the Supplemental Stimulus Plan targets critical areas such as key infrastructure projects, public capital improvement programs, private-sector lending to specific industries, and the export and research-and-development knowledge industries. The Supplemental Stimulus Plan takes into account the strategic needs that Puerto Rico must fulfill in order to become a more competitive player in its region and in the global economy.

On September 1, 2010 the Governor signed Act No. 132, also known as the Real Estate Market Stimulus Act of 2010 (“Act 132”), which provides certain incentives to help reduce the existing housing inventory. The incentives provided by Act 132 were effective from September 1, 2010 through June 30, 2011, and were subsequently extended until October 31, 2011 by Act No. 115 of July 5, 2011. On November 1, 2011, the Government approved Act 216, which provides incentives similar to the ones available under Act 132 and establishes an orderly transition to gradually reduce those incentives without disrupting the functioning of the housing market in Puerto Rico. The incentives provided by Act 216 are limited to residential real property and are effective from November 1, 2011 to December 31, 2012, with certain reductions after December 31, 2011 and June 30, 2012 See “Economic Performance by Sector—Construction” below.

Economic Development Program

The Department of Economic Development and Commerce (“DEDC”), in coordination with other government agencies, is in the process of implementing the Strategic Model for a New Economy, which consists of a comprehensive, long-term, economic development program aimed at improving Puerto Rico’s overall global relevance, competitiveness, and business environment, and increasing private-sector capital formation and participation in the economy. These initiatives are centered on the dual mission of fostering multi-sector growth while reducing costs and barriers to business and investment, and are a medium-to-long-term counterpart to the Economic Plan and the Supplemental Stimulus Plan described above.

The administration is emphasizing the following initiatives to enhance Puerto Rico’s competitive position: (i) overhauling the permitting process, (ii) reducing energy costs, (iii) reforming the tax system, (iv) promoting the development of various projects through public-private partnerships, (v) implementing strategic initiatives targeted at specific economic sectors, and (vi) promoting the development of certain strategic/regional projects.

Permitting Process. The first initiative, the reengineering of Puerto Rico’s permitting and licensing process, has already been achieved. On December 1, 2009, the Governor signed into law Act No. 161, known as the Law for the Restructuring & Unification of the Permit Evaluation & Authorization Process, which overhauls the existing permitting and licensing process in Puerto Rico in order to provide for a leaner and more efficient process that fosters economic development. In the short term, this restructuring is focused on eliminating the significant backlog of unprocessed permits that are in the pipeline of various government agencies. In the long term, this law seeks to significantly reduce the number of inter-agency processes and transactions required by creating a centralized, client-focused system that simplifies and shortens the permitting process for applicants. The Integrated Permits System (SIP by its Spanish acronym), as the new Puerto Rico permits process is called, became operational on December 1, 2010. Through September, 2011, 38,500 permit requests had been filed and 88% of these had already been resolved.

The Permit Management Office (OGPe, by its Spanish acronym), the government body responsible for evaluating permit applications and issuing final determinations concerning construction and land use, currently offers 80% of its services online, representing 90% of the total volume of transactions.

Energy Policy. On July 19, 2010, the Governor signed Acts No. 82 and 83, providing for, among other things, the adoption of a new energy policy, which is critical for Puerto Rico’s competitiveness. Fluctuations in oil prices have had a significant effect on Puerto Rico’s overall economic performance. Act No. 82 of 2010, known as the “Public Policy on Energy Diversification through Renewable and Alternative Sources,” focuses on reducing Puerto Rico’s dependence on fossil fuels, particularly oil, through the promotion of diverse, renewable-energy technologies. This new energy policy seeks to lower energy costs, reduce energy-price volatility, and establish environmentally sustainable energy production through a reduction in ecologically harmful emissions. Act 82 of 2010 creates a Renewable Portfolio Standard, recognizing many sources of renewable energy utilizing various technologies, setting a hard target of 12% renewable energy production by 2015 and 15% by 2020, and a requirement for retail energy providers to establish a plan to reach 20% renewable energy production by 2035.

Moreover, Act No. 83 of 2010, also known as the “Green Energy Incentives Act,” assembles under one law the incentives for the construction and use of renewable energy sources. Act 83 offers new benefits to stimulate the development of green energy projects, creates Renewable Energy Certificates (RECs) and creates the Green Energy Fund (the “GEF”). Through the GEF the Government will co-invest $290 million in renewable energy projects over the next 10 years. Initial funding of $20 million began on July 1, 2011 and steps up to $40 million per year by fiscal year 2016. Through the GEF, the Puerto Rico Energy Affairs Administration will offer cash rebates of up to 60% on the cost of installing Tier 1 projects (0—100 kW) for residences and small businesses and up to 50% on the cost of Tier 2 projects (100 kW—1 MW) for commercial or industrial use. In its first round of funding, the GEF backed 25 solar energy projects with $6.6 million, including grants to 13 businesses and a government agency. These initiatives are expected to address energy prices in Puerto Rico and provide a means of attracting investment in the energy sector.

Tax Reform. Legislation to implement the first and second phases of the tax reform was enacted as Act No. 171 of 2010 and Act 1 of 2011, respectively. See “Revenues and Expenses Revenues and Expenses—Major Sources of General Fund Revenues Revenues and Expenses—Tax Reform” for a summary of the principal provisions of the tax reform.

Public-Private Partnerships (“PPPs”). The Government believes that PPPs represent an important tool for economic development, particularly in times of fiscal difficulties. PPPs are long-term contracts between government and non-governmental entities—such as private companies, credit unions, and municipal corporations—to develop, operate, manage or maximize infrastructure projects and/or government services. PPP contracts are centered on the concept of risk transfer. The non-governmental partner takes on certain responsibilities and risks related to the development and/or operation of the project in exchange for certain benefits. PPPs can play a pivotal role in restoring investment in infrastructure and bringing about economic growth.

PPPs provide the opportunity for the government to lower project development costs, accelerate project development, reduce financial risk, create additional revenue sources, establish service quality metrics, re-direct government resources to focus on the implementation of public policy, create jobs and attract new investment. Puerto Rico has opportunities for the establishment of PPPs in the areas of toll roads, airports and maritime ports, public schools, water provision, correctional facilities, and energy, among others.

On June 8, 2009, the Legislative Assembly approved Act No. 29 (“Act 29”), which established a clear public policy and legal framework for the establishment of PPPs in Puerto Rico to further the development and maintenance of infrastructure facilities, improve the services rendered by the Government and foster the creation of jobs. Act 29 created the Public-Private Partnerships Authority (the “PPP Authority”), the entity tasked with implementing the Commonwealth’s public policy regarding PPPs. On December 19, 2009, the PPP Authority approved regulations establishing the administrative framework for the procurement, evaluation, selection, negotiation and award process for PPPs in Puerto Rico.

During fiscal year 2010, the PPP Authority engaged various financial advisors to assist it in the evaluation and procurement of various projects in the energy, transportation, water and public school infrastructure sectors. During the fourth quarter of fiscal year 2010, the PPP Authority published desirability studies for four public-private partnership priority projects and commenced procurement for such projects.

As part of the Government’s PPPs initiative, the PPP Authority and the Puerto Rico Highways and Transportation Authority (“Highways and Transportation Authority” or “PRHTA”) (collectively, the “Sponsors”) recently completed the procurement for a concession of toll roads PR-22 and PR-5 (the “Toll Roads”). On June 10, 2011, the Sponsors selected Autopistas Metropolitanas de Puerto Rico, LLC (“Metropistas”), a consortium comprised of Goldman Sachs Infrastructure Partners and Abertis Infraestructuras, as the winning proponent based on a bid of $1.080 billion. On June 27, 2011, Metropistas and the Highways and Transportation Authority executed the concession agreement for the Toll Roads (the “Concession Agreement”) and, on September 22, 2011, the parties successfully completed the financial closing. As a result of this transaction, the Highways and Transportation Authority received a lump-sum payment of $1.136 billion and a commitment to invest $56 million in immediate improvements and comply with world-class operating standards.

To modernize public school facilities throughout the island and improve academic performance, the PPP Authority launched the “Schools for the 21st Century” program, which is tasked with modernizing and building a selected number of public schools throughout Puerto Rico. It is expected that at least one school in each municipality will benefit from the “Schools for the 21st Century” program.

The Government expects this project will impact nearly 50,000 students, 2,000 teachers and various communities and create 14,000 jobs throughout Puerto Rico’s 78 municipalities. It is expected that the Government will fund this project with the proceeds of Qualified School Construction Bonds (QSCB) issued by PBA in the aggregate principal amount of $756 million. As of June 2011, the PPP Authority had awarded approximately $464 million in contracts and construction had begun in approximately 57 schools.

On August 8, 2011, the PPP Authority and the Puerto Rico Ports Authority (“Ports Authority”) received statements of qualifications from twelve (12) world-class consortia in response to the Request for Qualifications (RFQ) to acquire a concession to finance, operate, maintain and improve the Luis Muñoz Marin International Airport (“Airport”), the busiest airport in the Caribbean. The PPP Authority and Ports Authority are seeking to achieve their primary objectives of: (i) maximizing the upfront value for the Airport, (ii) improving the Airport’s safety standards, service levels and quality, (iii) maintaining and improving the quality of service to travelers as well as achieving a higher level of customer satisfaction, and (iv) creating a world-class gateway to Puerto Rico while increasing the Island’s profile as a destination in the Caribbean, in order to positively impact the development of the tourism industry and overall economic prospects in Puerto Rico. The PPP Authority published the Request for Proposals for the Airport in October 2011 and expects to select a winning bidder in the first quarter of calendar 2012.

Sector Initiatives. The administration plans to complement the previously mentioned initiatives with specific strategic initiatives with the objective of creating jobs and increasing economic activity across various sectors of the

Puerto Rico economy. The Commonwealth has natural or structural competitive advantages in several areas, such as pharmaceutical and biotechnology manufacturing. These advantages provide opportunities for the development of regional clusters in high-tech manufacturing, research and development, tourism, renewable energy, international trade and professional services. The specific initiatives will be designed to promote sustainable economic growth while accelerating to a knowledge-based and innovation driven economy, focused mainly in the development of human capital and intellectual property, thus diversifying Puerto Rico’s economic base.

Strategic/Regional Projects. The administration has also targeted strategic/regional projects that are expected to generate investments in various regions of the Island in order to foster balanced economic development.

One of the strategic projects for the northern region is called the Urban Bay (formerly known as the Golden Triangle), an urban redevelopment project that incorporates the areas of Old San Juan, Puerta de Tierra, Isla Grande, including the Puerto Rico Convention Center District (the “District”), and Condado, as well as other communities in the vicinity of historic San Juan Bay. The aim of the Urban Bay project is to develop San Juan Bay into a major tourism, recreation, commercial and residential sector which serves the local community and becomes a major attraction for leisure and business travelers, both local and external. Construction of the immediate improvements on the project footprint is already underway.

Also in the northern region, Science City also represents a critical effort to move Puerto Rico to the forefront of science, technology and research and development. It seeks to leverage the significant competitive advantages in the knowledge-based sectors that put Puerto Rico in an ideal position to undertake this type of development. Through the recently enacted Law No. 208 of October 20, 2011, the benefits of investing in and performing science and technology research and development activities in the newly denominated “Science District” were expanded through the inclusion of such activities as eligible for tax exemption under the Economic Incentives Act. See “Tax Incentives—Industrial Incentives Program” below. The benefits of the Science District under Law 208 may also be expanded to satellite districts throughout the island. The Commonwealth has indicated that the Science City approved site consultation will be amended to modify its land use. Demolition related activities and earth movement are expected to commence before the end of fiscal year 2012.

In the eastern region, the Caribbean Riviera entails the redevelopment of the old Roosevelt Roads navy facility in Ceiba and is a key element in the administration’s strategy to create jobs and reignite the economy of Puerto Rico’s eastern region, including Ceiba, Naguabo, Vieques, and Culebra. The plan is for this tourist complex to include hotels, casinos, eco-tourist attractions, an international airport, retail shops, a yacht marina, and cruise ship ports. Negotiations with the Navy regarding the transfer of the property to the Local Redevelopment Authority are in advanced stages and were expected to be completed by the end of 2011.

In the western region, the administration is focused on the redevelopment of the Aguadilla airport to serve as the second international airport of Puerto Rico and as a regional logistics hub. As of December 6, 2011, the Government was in the process of submitting a formal application to obtain a Foreign Trade Zone designation for the Aguadilla airport.

Employment and Unemployment

According to the Household Survey, the number of persons employed in Puerto Rico during fiscal year 2011 averaged 1,077,000, a decrease of 2.3% compared to previous fiscal year; and the unemployment rate averaged 15.9%. During the first four months of fiscal year 2012, total employment averaged 1,067,500, a decline of 1.2% with respect to the same period of the prior year; and the unemployment rate decreased to 16.1%.

Economic Performance by Sector

From fiscal year 2007 to fiscal year 2010, the manufacturing and service sectors generated the largest portion of gross domestic product. The manufacturing, service, and government sectors were the three sectors of the economy that provided the most employment in Puerto Rico.

Manufacturing

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product and the second largest in terms of real gross national product. The Planning Board figures show that in fiscal year 2010 manufacturing generated $44.6 billion, or 46.4%, of gross domestic product. Manufacturing, however, only generated $15.8 billion, or 24.9%, of real gross national product in fiscal year 2010. During fiscal year 2011, payroll employment for the manufacturing sector was 84,617, a decrease of 4.1% compared with fiscal year 2010. Most of Puerto Rico’s manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. Federal minimum wage laws are applicable in Puerto Rico. For fiscal year 2011, the average hourly manufacturing wage rate in Puerto Rico was approximately 66.6% of the average mainland U.S. rate.

Although the manufacturing sector is less prone to business cycles than the agricultural sector, that does not guarantee the avoidance of the effects of a general downturn of manufacturing on the rest of the economy. In the last three decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by large investments over the last two decades in the pharmaceutical and medical-equipment industries in Puerto Rico. Historically, one of the factors that encouraged the development of the manufacturing sector was the tax incentives offered by the federal and Puerto Rico governments. Federal legislation enacted in 1996, however, which amended Section 936 of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), phased out these federal tax incentives during a ten-year period that ended in 2006. Moreover, Act 154 expanded the income tax rules as they relate to certain nonresident alien individuals, foreign corporations and foreign partnerships and imposed a new temporary excise tax on persons that purchase products manufactured in Puerto Rico by other persons that are members of the same controlled group. The elimination of the benefits provided by Section 936 of the U.S. Code has had, and Act 154 may have, a long-term impact on local manufacturing activity. See “Tax Incentives—Incentives under the U.S. Code” below and “Revenues and Expenses—Major Sources of General Fund Revenues—Tax Reform” and “Major Sources of General Fund Revenues—Income Taxes,” respectively.

Total employment in the manufacturing sector decreased by 32,700 from fiscal year 2005 to fiscal year 2011. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, falling 10.6% and 4.8%, respectively. Thereafter, manufacturing employment stabilized around 118,000 jobs, but the acceleration in job losses reappeared in fiscal year 2006 with the sector experiencing another drop of 4.0%. For fiscal years 2007, 2008, 2009, 2010 and 2011, manufacturing employment decreased by 4.2%, 3.5%, 7.0%, 8.7% and 4.1%, respectively. For the first four months of fiscal year 2012, the sector lost an average of 4,800 jobs, or 5.5%, compared to the same period of the previous year. Given that this sector pays, on average, the highest wages in Puerto Rico, its general downturn has represented a major difficulty for restoring growth for the whole economy. There are several reasons that explain this sector’s job shrinkage: the end of the phase-out of the tax benefits afforded by Section 936 of the U.S. Code, the net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly electricity), the increased use of job outsourcing, and, more recently, the effects of the global economic decline. Puerto Rico’s manufacturing sector continues to face increased international competition. As patents on pharmaceutical products manufactured in Puerto Rico expire and the production of such patented products is not replaced by new products, there may be additional job losses in this sector and a loss of tax revenues for the Commonwealth.

Service Sector

Puerto Rico has experienced mixed results in the service sector, which includes wholesale and retail trade, utilities, transportation and warehousing, information, finance and insurance, real estate and rental, and certain services such as professional, scientific, technical, management, administrative, support, educational, health care, social, recreational, accommodation, food and other services. This sector has expanded in terms of income over the past decade, following the general trend of other industrialized economies, but with differences in the magnitude of those changes. During the period between fiscal years 2007 and 2010, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 1.1%, while payroll employment in this sector decreased at an average annual rate of 0.9% between fiscal years 2007 and 2011. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 15% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. The development of the service sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing and construction.

The high degree of knowledge, skill, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

The service sector ranks second to manufacturing in its contribution to gross domestic product, but first in its contribution to real gross national product. The service sector is also the sector with the greatest amount of employment. In fiscal year 2010, the service sector generated $41.5 billion, or 43.1%, of gross domestic product, while it generated $36.3 billion, or 57.3%, of real gross national product. Trade, information services, education and health services, finance, insurance and real estate and rentals experienced growth in fiscal year 2010, as measured by gross domestic product and by gross national product at current prices. Transportation, professional and technical, and management services experienced a contraction in fiscal year 2010, as measured by gross domestic product and gross national product at current prices. Service-sector employment decreased from 561,592 in fiscal year 2007 to 541,358 in fiscal year 2011 (representing 58.9% of total, non-farm, payroll employment). The average service-sector employment for fiscal year 2011 represents a decrease of 0.6% compared to the prior fiscal year. For the first four months of fiscal year 2012, average service-sector employment was 533,900, a decrease of 0.1% with respect to the same period for the prior fiscal year.

Puerto Rico has a developed banking and financial system. As of June 30, 2011, there were eleven commercial banks operating in Puerto Rico. Commercial banks in Puerto Rico are generally regulated by the Federal Deposit Insurance Corporation (the “FDIC”) or the Board of Governors of the Federal Reserve System and by the Office of the Commissioner of Financial Institutions of Puerto Rico (the “OCFI”). The OCFI reports that total assets of commercial banks (including assets of units operating as international banking entities) as of June 30, 2011 were $73.7 billion, as compared to $75.5 billion as of December 31, 2010. On April 30, 2010, the OCFI closed three commercial banks and the FDIC was named receiver. On the same date, the FDIC entered into loss share purchase and assumption agreements with three of the other commercial banks with operations in Puerto Rico, providing for the acquisition of most of the assets and liabilities of the closed banks including the assumption of all of the deposits. Through December 6, 2011, the amount of jobs lost as a result of these consolidations had not been significant. The administration expects that this consolidation will strengthen the Puerto Rico banking sector.

Broker-dealers in Puerto Rico are regulated by the Financial Industry Regulatory Authority and the OCFI, and are mainly dedicated to serve investors that are residents of Puerto Rico. According to the OCFI, assets under management by broker-dealers in Puerto Rico totaled $5.5 billion as of June 30, 2011, as compared to $6.0 billion on December 31, 2010. Another relevant component of the financial sector in Puerto Rico is the mutual fund industry. Local mutual funds are organized as investment companies and recorded assets under management of $14.3 billion as of June 30, 2011, as compared to $14.2 billion as of December 31, 2010 according to the OCFI.

Other components of the financial sector in Puerto Rico include international banking entities (“IBEs”) and credit unions (locally known as cooperativas). IBEs are licensed financial businesses that conduct offshore banking transactions. As of June 30, 2011, there were 31 international banking entities (including units of commercial banks) operating in Puerto Rico licensed to conduct offshore banking transactions, with total assets of $43.6 billion, an increase from $40.6 billion in total assets as of December 31, 2010. Meanwhile, credit unions, which tend to provide basic consumer financial services, reached $7.6 billion in assets as of June 30, 2011, a slight increase from $7.5 billion as of December 31, 2010.

In addition, there are specialized players in the local financial industry that include mortgage-origination companies and auto and personal finance companies.

Hotels and Related Services—Tourism

For fiscal year 2011, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,906,900, an increase of 5.7% over the number of persons registered during the same period of fiscal year 2010. The average occupancy rate in tourist hotels during fiscal year 2011 was 68.9%, a decrease of 0.3% from the prior fiscal year. Also, during fiscal year 2011, the average number of rooms available in tourist hotels increased by 5.8% to 11,509 rooms compared to the same period of fiscal year 2010.

During the first month of fiscal year 2012, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 234,200, an increase of 18.4% over the number of persons registered during the same period of fiscal year 2011. The average occupancy rate in tourist hotels during the first month of fiscal year 2012 was 80.2%, a decrease of 0.7% from the prior fiscal year. Also, during the first month of fiscal year 2012, the average number of rooms available in tourist hotels increased by 4.1% to 12,056 rooms compared to the same period of fiscal year 2011.

In terms of employment figures, this sector has shown a behavior consistent with the local business cycle, accentuated by the contraction of U.S. economic activity. For fiscal year 2011, employment in hotels and other lodging facilities increased by 2.3% to 12,700 jobs. Nevertheless, for the first four months of fiscal year 2012, the average decrease in employment in hotels and other lodging facilities was 3.3% as compared to the same period for the prior fiscal year. According to the Payroll Survey, employment in the leisure and hospitality sector was 70,300 for fiscal year 2011, a decrease of 0.8% over employment for fiscal year 2010. For the first four months of fiscal year 2012, employment decreased by 3.2% to 68,800 compared to the same period of the prior fiscal year.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

The Commonwealth, through the Puerto Rico Convention Center District Authority (“PRCDA”), has developed the Dr. Pedro Rosselló González Convention Center, the largest convention center in the Caribbean, and the centerpiece of a 100-acre, private development, that includes hotels, restaurants, office space, and housing. The convention center district is being developed at a total cost of $1.3 billion in a public/private partnership effort to improve Puerto Rico’s competitive position in the convention and group-travel segments. The convention center opened on November 17, 2005 and, since its inauguration, the facility has hosted more than 1,000 events accounting for more than 1,000,000 attendees. A 500 room hotel located next to the convention center commenced operations at the end of November 2009.

The PRCDA also owns an 18,500-person capacity multipurpose arena, known as the José Miguel Agrelot Coliseum, located in San Juan, Puerto Rico. The coliseum was inaugurated in 2004 and has hosted more than 2.5 million people attending over 400 world-caliber events. The venue has received numerous awards including “Best International Large Venue of the Year” from Pollstar magazine in 2005.

Government

The government sector of Puerto Rico plays an important role in the economy. It promoted the transformation of Puerto Rico from an agricultural economy to an industrial one during the second half of the previous century, providing the basic infrastructure and services necessary for the modernization of the Island.

In fiscal year 2010, the government (state and local) accounted for $8.3 billion, or 8.6%, of Puerto Rico’s gross domestic product. The government is also a significant employer, employing 248,800 workers (state, including public corporations, and local), or 27.1% of total, non-farm, payroll employment in fiscal year 2011.

From fiscal year 2007 to fiscal year 2011, state and municipal government employment averaged approximately 272,300. During fiscal year 2010, state and municipal government employment decreased by 24,800 jobs, or 8.7%. According to the payroll survey, the distribution of the job reductions during fiscal year 2010 was 20,600 jobs in the state government and approximately 4,200 jobs in municipal government. During fiscal year 2011, state and municipal government employment decreased by 11,900 jobs, or 4.6%, compared to fiscal year 2010. According to the payroll survey, the decrease was attributable to a reduction of 12,000 jobs in the state government and an increase of approximately 100 jobs in municipal government. Nevertheless, during the first four months of fiscal year 2012, government employment increased by 2.2% from the previous fiscal year, or by an average of 5,800 jobs. This increase in government employment for the first four months of fiscal year 2012 consists of an average increase of 7,500 jobs, or 4.1%, in state government offset by an average reduction of 1,400 jobs, or 9.0%, and 300 jobs, or 0.5%, in federal and local government, respectively.

As discussed previously, Act 7 established, among other things, a temporary freeze of salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. In addition, Act 7 provided that, for a period of two years after its enactment (until March 9, 2011), collective bargaining agreements that had already expired or that would expire while the law was in effect and that related to public employees could not be renegotiated or renewed. Act 73 extended the term of the non-economic clauses of such collective bargaining agreements for an additional period of two years (until March 9, 2013) and provided that the economic clauses may be negotiated considering primarily the fiscal condition of the applicable agency and the Government and the safeguarding of services to the people.

Transportation

Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island’s leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

Puerto Rico’s airport facilities are located in Carolina, San Juan, Ponce, Mayaguez, Aguadilla, Arecibo, Ceiba, Vieques, Culebra, and Humacao.

Luis Muñoz Marín International Airport in the San Juan metropolitan area is served by 24 domestic and international airlines. The airport receives over 10 million passengers per year, making it the busiest airport in the Caribbean. There is daily direct service between San Juan and Atlanta, Baltimore, Boston, Chicago, Dallas, Miami, New York, Orlando, Philadelphia, and numerous other destinations within the U.S. mainland. San Juan has also become a hub for intra-Caribbean service for a major airline. While the main hubs in the U.S. mainland serve as the gateway from San Juan to most international destinations, Latin American destinations are also served through Panama City, Panama, with connections to Central and South America, while European cities are also served through Madrid, Spain. On December 22, 2009, the Federal Aviation Administration (“FAA”) approved the Ports Authority’s preliminary application to participate in the FAA’s airport public-private partnership pilot program. During fiscal year 2010, the PPP Authority engaged a team of advisors and in June 2010 published the related desirability and convenience study, which is required for the establishment of a public-private partnership. On July 5, 2011 the PPP Authority published its “Request for Qualifications to Acquire a Concession to Finance, Operate, Maintain and Improve the Luis Muñoz Marin International Airport”. On August 8, 2011, the PPP Authority and the Puerto Rico Ports Authority received statements of qualifications from twelve (12) world-class consortia and, on September 23, 2011, they published a short-list of six consortia. The PPP Authority issued its Request for Proposals for the Airport in October 2011 and expected to select a winning bidder in the first quarter of calendar 2012.

Regarding other airports, Rafael Hernandez Airport in Aguadilla has regularly scheduled service to and from Fort Lauderdale, New York, Newark and Orlando; and Ponce’s Mercedita Airport has regularly scheduled service to and from New York and Orlando. Both of these airports also have scheduled service to other Caribbean islands. Smaller regional airports serve intra-island traffic. Cargo operations are served by both Federal Express and United Parcel Service (UPS) at the airports in San Juan and Aguadilla.

The island’s major cities are connected by a modern highway system, which, as of December 31, 2009, totaled approximately 4,636 miles and 12,045 miles of local streets and adjacent roads. The highway system comprises 389 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53, PR-66 and PR-20 toll highways, 230 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic, and 3,058 miles of tertiary highways and roads serving local, intra-regional traffic. On September 22, 2011, the PPP Authority and the Highways and Transportation Authority completed the procurement for a concession of toll roads PR-22 and PR-5.

The Port of the Americas is a deep draft container terminal under development on the south coast of Puerto Rico in the City of Ponce, the Commonwealth’s fourth largest municipality by population. Managed by the Port of the Americas Authority, the terminal can handle containerized import/export and transshipment cargo. The first phase of the port development was completed in 2004 while the second phase, which resulted in container yard with capacity of up to 250,000 Twenty-Foot Equivalent Units per year, was completed during the first quarter of calendar year 2009. A third development phase, which entails a public investment of $84.4 million, was ongoing through September 2011. The completion of phase three is expected to result in an annual terminal processing capacity of up to 500,000 Twenty-Foot Equivalent Units as well as the installation of basic infrastructure required to develop an industrial value-added zone on land adjacent to the Port.

Construction

Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity due to its multiplier effect on the whole economy. Since its peak in fiscal year 2000, real construction investment has declined at an average annual growth rate of 8.7%. Such rates of interest started to decrease significantly in fiscal year 2005, as a consequence of the contraction of the local economic activity. Between fiscal years 2007 and 2010, real construction investment decreased at an average annual rate of 17.0%. During the same time period, the total value of construction permits, in current dollars, decreased at an average annual rate of 16.8%. The Planning Board expected a decrease in construction investment of 7.8% in real terms for fiscal year 2011.

Public investment has been an important component of construction investment. During fiscal year 2010, approximately 49.3% of the total investment in construction was related to public projects, which represents an increase in its share of total construction investment compared to 37.9% in fiscal year 2000. Public investment in construction has been negatively affected by the Commonwealth’s fiscal difficulties, while private investment in construction is still suffering from the credit conditions that prevailed during the last decade. Public investment was primarily in housing, schools (and school reconstruction programs), water projects, and other public infrastructure projects.

During fiscal year 2010, the number of construction permits decreased by 15.2%, while the total value of construction permits dropped by 29.2% compared to fiscal year 2009. During the first six months of fiscal year 2011, the total value of construction permits decreased by 22.6%. These figures are consistent with cement sales, which declined by 26.3% in fiscal year 2010 and by 5.0% in 2011, respectively, reaching levels not seen in almost three decades. During the first three months of fiscal year 2012, cement sales decreased by 3.7% from the previous fiscal year.

Average payroll employment in the construction sector during fiscal year 2011 was 28,700, a reduction of 20.1% from fiscal year 2010. During the first four months of fiscal year 2012, payroll employment in the construction sector averaged 29,100, a further reduction of 5.4% for the same period in fiscal year 2011.

On September 2, 2010, the Governor signed Act 132. Act 132 was designed primarily to stimulate the Puerto Rico real estate market, which in recent years has been suffering from lower sales, rising inventories, falling median prices and increased foreclosure rates. Pursuant to the provisions of Act 132, the Government has provided tax and transaction fee incentives to both purchasers and sellers of new and existing residential properties, as well as commercial properties with sale prices that do not exceed $3 million. The incentives provided by Act 132 were effective from September 1, 2010 through June 30, 2011, and were subsequently extended until October 31, 2011 by Act No. 115 of July 5, 2011. Certain permanent incentives are also available for rental housing. On November 1, 2011, the Government approved Act 216, which provides incentives similar to the ones available under Act 132 and establishes an orderly transition to gradually reduce those incentives without disrupting the functioning of the housing market in Puerto Rico. The incentives provided by Act 216 are limited to residential real property and are effective from November 1, 2011 to December 31, 2012, with certain reductions after December 31, 2011 and June 30, 2012. New incentives are also available for property that constitutes the seller’s principal residence, as defined in Act 216.

Agriculture

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. It should be noted, however, that agriculture production represents less than 1% of Puerto Rico’s gross domestic product. During fiscal year 2010, gross income from agriculture was $822 million, an increase of 3.8% compared with fiscal year 2009.

The administration supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, grants for investments in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

During the six decades from 1950 to 2010, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school levels. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher-wage, higher-technology industries became more prominent in Puerto Rico. More recently, employment in the service sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing percentage of college attendance by such population. During the 1990s and into the current decade, college attendance and college attendance as a percentage of the college-age population continued to increase, although the college-age population has declined since 2000.

The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University’s total enrollment for academic year 2010-2011 was approximately 61,630 students. The Commonwealth appropriates annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources (subject to certain exceptions) for each of the two fiscal years immediately preceding the current fiscal year.

In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions had an enrollment during academic year 2009-2010 of approximately 183,673 students and provide programs of study in liberal arts, education, business, natural sciences, technology, secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Institutions providing education in Puerto Rico must satisfy state licensing requirements to operate. Also, the vast majority of educational institutions are accredited by U.S. Department of Education-recognized accrediting entities.

Tax Incentives

One factor that has promoted and continues to promote the development of the manufacturing and service sectors in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto Rico’s Industrial Incentives Program and, until 2006, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various incentives laws designed to promote investment and job creation. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. As of December 6, 2011, the most recent of these incentives laws was the Economic Incentives Act, enacted in May 2008.

The benefits provided by the Economic Incentives Act are available to new companies as well as companies already conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grants, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption under the Economic Incentives Act include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. The Economic Incentives Act expands the definition of eligible business from that included in Act No. 135 of December 2, 1997, as amended (the “1998 Tax Incentives Act”), to include clusters and supply chains.

Companies qualifying under the Economic Incentives Act can benefit from a simplified income tax system: in most cases, an income tax rate of 4% and a withholding tax rate of 12% on royalty payments. Alternatively, the income tax rate can be 8% and a withholding rate of 2% on royalty payments. Special rates apply to projects located in low and mid-development zones (an income tax reduction of 0.5%), certain local projects (an income tax rate as low as 3%), certain small- and medium-sized businesses (an income tax rate as low as 1%) and pioneering activities (an income tax rate of 1%, but for those using intangible property created or developed in Puerto Rico the income tax rate may be 0%). In addition, as with the 1998 Tax Incentives Act, the Economic Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and at least 60% thereafter, and 100% exemption from excise taxes, and sales and use taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities.

The Economic Incentives Act is designed to stimulate employment and productivity, research and development, capital investment, reduction in the cost of energy and increased purchase of local products.

Under the Economic Incentives Act, as with the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived by exempted businesses from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments is fully exempt from income and municipal license taxes.

Gain from the sale or exchange of shares or substantially all the assets of an exempted business during the exemption period that is otherwise subject to Puerto Rico income tax would be subject to a special Puerto Rico income tax rate of 4%.

The Economic Incentives Act, like the 1998 Tax Incentives Act, also provides investors that acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation’s stocks or operational assets.

Green Energy Incentives Program

On July 19, 2010 the Legislative Assembly enacted Act No. 83 of July 19, 2010, also known as the “Green Energy Incentives Act,” to encourage the production of renewable energy on a commercial scale. The activities eligible for tax exemption under the Green Energy Incentives Act include businesses engaged in the production and sale of green energy on a commercial scale for consumption in Puerto Rico, a producer of green energy, the installation of machinery and equipment for the production of green energy, and property used for the production of green energy.

Companies qualifying under the Green Energy Incentives Act can benefit from a simplified income tax system: an income tax rate of 4% and a withholding tax rate of 12% on royalty payments, license fees and rental payments to non-Puerto Rico resident companies. In addition, the Green Energy Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and at least 60% thereafter, and 100% exemption from excise taxes, and sale and use taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities.

Under the Green Energy Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. Gain from the sale or exchange of shares or substantially all the assets of an exempted business during the exemption period that is otherwise subject to Puerto Rico income tax would be subject to a special Puerto Rico income tax rate of 4%. Moreover, the Green Energy Incentives Act creates a rebate program of up to 6% of the acquisition, installation, and related costs of the physical plant and the machinery and equipment of small and medium green energy projects located in Puerto Rico. In the case of large scale green energy projects developed in Puerto Rico, the Green Energy Incentives Act creates a renewal green energy certificates program.

Tourism Incentives Program

For many years, Puerto Rico has enacted incentives laws designed to stimulate investment in hotel operations on the island. The Puerto Rico Tourism Development Act of 2010 (the “Tourism Development Act”) provides partial exemptions from income, property, and municipal license taxes for a period of ten years. The Tourism Development Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. The Tourism Development Act provides further tourism incentives by granting tax exemptions on interest income, fees and other charges received with respect to bonds, notes, or other obligations issued by tourism businesses for the development, construction, rehabilitation, or improvements of tourism projects.

As part of the incentives to promote the tourism industry, in 1993 the Commonwealth established the Tourism Development Fund as a subsidiary of GDB with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry and (ii) provide financial guarantees and direct loans for financing tourism development projects. Through December 6, 2011, the Fund had provided direct loans and financial guarantees in the aggregate of approximately $1.368 billion for loans made or bonds issued to finance the development of twenty-one tourism projects representing 4,744 new hotel rooms and a total investment of approximately $2.135 billion.

Treatment of Puerto Rico Corporations under the U.S. Code—Controlled Foreign Corporations

As a result of the modification and phase-out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations (“CFCs”). A CFC is a corporation that is organized outside the United States (including, for these purposes, in Puerto Rico) and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics manufacturing companies in Puerto Rico.

CFCs operate under transfer pricing rules for intangible income that are different from those applicable to United States corporations operating under Section 936 of the U.S. Code (“Section 936 Corporations”). In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation but must make a royalty payment “commensurate with income” to their U.S. affiliates. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost-sharing payments they might have opted to make, but CFCs are subject to a 15% Puerto Rico withholding tax on royalty payments, unless they have a renegotiated Puerto Rico tax grant issued under the Economic Act in which case this withholding tax could be lowered to 2% or 12%.

In May 2009, the U.S. Department of the Treasury announced proposed changes to the U.S. Code that include, among others, changes to remove incentives for shifting jobs overseas. Several of these initiatives could affect CFCs operating in Puerto Rico. As of December 6, 2011, no such legislation had been approved by either House of Congress of the United States. As of December 6, 2011, it was not possible to determine the legislative changes that may be made to the U.S. Code, or their effect on the long-term outlook on the economy of Puerto Rico. As of December 6, 2011, the Commonwealth indicated that the administration was planning to develop policy responses to the U.S. government to seek to safeguard Puerto Rico’s economic reconstruction and development plans.

On September 22, 2011, HR No. 3020 was presented in the U.S. House of Representatives, which allows corporations organized under the laws of Puerto Rico which derive fifty percent (50%) or more of their gross income from Puerto Rico sources to elect to be treated as domestic U.S. corporations for almost all provisions of the U.S. Code, including Section 243 of the U.S. Code pertaining to the dividends received deduction. By way of exception, the electing Puerto Rico corporations would not consider as part of their gross income for federal income tax purposes income derived from sources within Puerto Rico.

DEBT

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations (“notes” as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued that is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the treasury (hereinafter “internal revenues”) in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt.

Internal revenues consist principally of income taxes, property taxes, sales taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury Department, and motor vehicle fuel taxes, crude oil and derivative products excise taxes and license fees, which are allocated to the Highways and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax (as defined under “Revenues and Expenses—Major Sources of General Fund Revenues—Sales and Use Taxes” allocated to COFINA is not included as internal revenues since the legislation that created COFINA transferred ownership of such portion of the Sales Tax to COFINA and provided that such portion was not “available resources” under the Constitutional provisions relating to full faith and credit bonds.

As of September 30, 2011, future maximum annual debt service for the Commonwealth’s outstanding general obligation debt is $981,295,893 in the fiscal year ending June 30, 2015 (based on the assumption that the (i) Public Improvement Refunding Bonds, Series 2004A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, (ii) Public Improvement Refunding Bonds, Series 2004B, which are variable rate bonds, bear interest at 12% per annum, and (iii) the outstanding Public Improvement Refunding Bonds, Series 2003 C, Public Improvement Bonds of 2006, Series A, Public Improvement Refunding Bonds, Series 2007A and Public Improvement Refunding Bonds, Series 2011B that are variable rate bonds, bear interest at 12% per annum). This amount ($981,295,893) plus the amount paid by the Commonwealth in fiscal year 2011 on account of bonds or notes guaranteed by the Commonwealth ($16,520,000), for a total of $997,815,893, is equal to 13.13% of $7,600,369,000, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2010 and the preliminary internal revenues for the fiscal year ended June 30, 2011. If the interest on the outstanding bonds described in items (ii) through (iii) above was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the future maximum annual debt service for the Commonwealth’s outstanding general obligation debt would be $883,909,051 in fiscal year 2020 and the percentage referred to in the preceding sentence would be 11.85%. The potential termination payment (which is a full faith and credit obligation of the Commonwealth) payable by the Commonwealth (based on the then applicable mark-to-market value) upon termination of the above mentioned swap agreements is not included in the calculation of the 15% constitutional debt limitation.

Except as set forth below, annual debt service payments on bonds guaranteed by the Commonwealth are not included in the calculation of the 15% debt limitation. In the event any of the public corporations issuers of guaranteed bonds are unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% constitutional debt limitation.

As of June 30, 2011, Port of the Americas Authority (“PAA”) had outstanding bonds guaranteed by the Commonwealth (the “PAA Guaranteed Bonds”), representing a $250 million GDB financing with an outstanding principal amount of $214.5 million. The Commonwealth has begun to make payments of debt service on the PAA Guaranteed Bonds and expects to make all payment on the PAA Guaranteed Bonds under the full faith and credit guarantee of the Commonwealth. During fiscal year 2011, the Commonwealth made payments under its guaranty of the PAA Guaranteed Bonds of $16.5 million. In addition, the Commonwealth had made special budgetary appropriations to Puerto Rico Aqueduct and Sewer Authority (“PRASA”) to provide a subsidy for its operational expenses. See “Commonwealth Guaranteed Debt” below.

The Commonwealth’s policy has been and continues to be to prudently manage such debt within the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. See “Public Corporations.” However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to ordinances adopted by the respective municipal legislatures. Debt of public corporations is issued in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Interest Rate Exchange Agreements

General. The Commonwealth and various public corporations are party to various interest rate exchange agreements or swaps. Except for the basis swaps discussed below, the purpose of all of the interest rate exchange agreements in place as of December 6, 2011 is to hedge the Commonwealth’s variable rate debt exposure and the interest rate risks associated therewith. When the Commonwealth or a public corporation has issued variable rate bonds, it has entered into an interest rate exchange agreement with a counterparty pursuant to which the Commonwealth or the public corporation agrees to pay the counterparty a fixed rate and the counterparty agrees to pay the Commonwealth or public corporation a variable rate intended to match the variable rate payable on the bonds (a “synthetic fixed rate swap”). In theory, the variable rate payments received by the Commonwealth under the swap offset the variable rate payments on the bonds and, thus, the Commonwealth or the public corporation is left with a net fixed rate payment to a counterparty. The intention of these swaps was to lower the all-in cost of borrowing below what could have been achieved by issuing fixed rate bonds.

Basis Swap. The Commonwealth and the Puerto Rico Electric Power Authority (“PREPA”) are also party to agreements (“basis swaps”), entered into in June 2006 and March 2008, respectively, pursuant to which they are making payments on a specified notional amount based on a short-term interest rate index published by the Securities Industry and Financial Markets Association (“SIFMA”) and are receiving from their counterparties payments on the same notional amount based on the published three-month London Interbank Offered Rate (“LIBOR”) plus a specified fixed rate payment (the “basis annuity”). The basis swaps are the only interest rate exchange agreements that do not hedge specific variable rate debt. For fiscal year 2011 and the first three months of fiscal year 2012, the Commonwealth received $7.3 million and $2.0 million, respectively, from its counterparties under the basis swap, net of the Commonwealth’s payments to the counterparties, and PREPA received $9.6 million and $2.7 million, respectively, from its counterparty under the basis swap, net of PREPA’s payments to the counterparty.

Risks. By using derivative financial instruments, the Commonwealth exposes itself, among other risks, to credit risk (based on the counterparty’s ability to perform under the terms of the agreement), market risk (based on the changes in the value of the instrument resulting from changes in interest rates and other market factors) and, in the case of basis swaps, basis risk (based on changes to the correlation between different indexes used in connection with a derivative and the variable rate debt they hedge). GDB, as fiscal agent, regularly monitors the exposure of the Commonwealth and the public corporations under the interest rate exchange agreements and attempts to minimize the risks. To minimize some of the credit risk, the Commonwealth and the public corporations enter into agreements with highly-rated counterparties. The outstanding interest rate exchange agreements are with eleven different counterparties, all of which are rated in one of the three highest rating categories by either Moody’s or S&P. In addition, most of the agreements contain requirements of posting collateral by the counterparties based on certain valuation thresholds and credit ratings.

During fiscal years 2009, 2010 and 2011, in order to reduce the risks associated with the swaps portfolio, the Commonwealth and the public corporations terminated approximately $2.5 billion of swaps. The aggregate notional amount of the swaps for the Commonwealth and the public corporations has decreased from $9.2 billion as of June 30, 2008, to $6.7 billion as of September 30, 2011, an aggregate decrease of 27.2%.

Notional Amounts. The aggregate notional amount as of September 30, 2011 of synthetic fixed rate swaps and basis swaps of the Commonwealth and the public corporations was approximately $6.7 billion.

Market Value. Generally, the interest rate exchange agreements may be terminated by the Commonwealth or the public corporations at any time at their then-current market values. The agreements may also be terminated upon the occurrence of certain credit events. If a termination occurs due to a credit event, the Commonwealth or the public corporations may be obligated to pay to the applicable swap counterparty an amount based on the terminating swap’s market value, which may be substantial, or vice versa, with other termination costs being paid by the defaulting party. The mark-to-market value of the swaps fluctuates with interest rates and other market conditions. The Commonwealth’s obligations under the interest rate exchange agreements are secured by the full faith, credit and taxing power of the Commonwealth.

As of September 30, 2011, the net mark-to-market value of all outstanding interest rate exchange agreements was approximately negative $1,153.9 million. Since the mark-to-market value of all swaps of the Commonwealth and the public corporations was negative as of September 30, 2011, the Commonwealth or the public corporations, as applicable, would owe money to the counterparties if any of the agreements had been terminated as of that date.

Collateral Requirements. Under the majority of the interest rate exchange agreements, the Commonwealth and the public corporations are required to deliver collateral to the counterparties to guarantee their performance under the agreements based on the credit ratings of the Commonwealth and the public corporations and certain contractual mark-to-market value thresholds. During the fourth quarter of 2008, as a result of the U.S. financial market crisis, the Commonwealth and the public corporations were required to post collateral of approximately $251.8 million and $82.5 million, respectively, to their counterparties on certain interest rate exchange agreements. Based on an improvement in the mark-to-market value of the swap portfolio since then, the Commonwealth and the public corporations had posted collateral of $4.0 million and $66.6 million, respectively, as of September 30, 2011. However, if the mark-to-market value of the swaps portfolio deteriorates or the credit ratings of the Commonwealth or the public corporations are lowered, the collateral posting obligations contained in the agreements may require further deliveries of collateral.

Variable Rate Bonds and Mandatory Tender Bonds

Variable Rate Bonds. The Commonwealth and various public corporations have outstanding variable rate bonds, consisting of (1) variable rate demand bonds which are subject to mandatory tender for purchase prior to their maturity on certain interest rate reset dates and upon expiration of an associated credit or liquidity facility (“VRDO Bonds”), (2) variable rate bonds and notes that have been purchased directly from the Commonwealth by certain financial institutions where the interest rate changes periodically based on the LIBOR or SIFMA index and that are subject to mandatory tender on certain dates prior to their maturities (“Mandatory Tender FRNs”), and (3) other bonds and notes where the interest rate changes periodically based on the LIBOR rate or a particular index but that are not subject to tender prior to their maturity. The Commonwealth and the public corporations have hedged their variable rate debt exposure by entering into interest rate exchange agreements with certain swap providers with respect to all variable rate bonds. Pursuant to these agreements, the Commonwealth and the public corporations receive a variable rate payment expected to approximate the interest cost of the variable rate bonds, and pay a fixed rate. See “Interest Rate Exchange Agreements.” As of September 30, 2011, the Commonwealth had approximately $1.0 billion of outstanding variable rate general obligation bonds, which consisted of approximately $288.2 million of VRDO Bonds and approximately $126.7 of other variable rate debt. At September 30, 2011, the total outstanding variable rate debt was approximately $2.6 billion.

The VRDO Bonds bear a floating interest rate adjusted at specified intervals, such as daily or weekly (each, a “remarketing date”) and provide investors the option to tender or put the bonds at par on each remarketing date. The tendered bonds are then resold by a remarketing agent in the secondary market to other investors. Most of the VRDO Bonds are secured by letters of credit or other liquidity or credit facilities (“credit/liquidity facilities”) that provide for the payment of the purchase price payable upon the tender of the bonds. The credit/liquidity facilities expire prior to the final maturity of the bonds. If, upon the expiration or termination of any credit/liquidity facility with respect to a series of VRDO Bonds, the Commonwealth or the applicable public corporation is unable to renew or replace such facility with an alternate credit/liquidity facility, the VRDO Bonds of such series are subject to mandatory tender for purchase by the credit/liquidity facility provider and generally become subject to higher interest rates and accelerated amortization schedules pursuant to the terms of each expiring credit/liquidity facility.

The recent U.S. financial market crisis has resulted in a significant reduction in the availability of credit/liquidity facilities to support VRDO Bonds, and a related increase in the price of these facilities when they can be obtained. Thus, if the Commonwealth and the public corporations are not able to renew or roll over the expiring credit/liquidity facilities with respect to VRDO Bonds, or are not able to do so at an acceptable price, the Commonwealth and the public corporations would have to refinance the VRDO Bonds or otherwise obtain financing for such bonds in order to avoid the higher interest rates and accelerated amortization schedules set forth in the expiring credit/liquidity facility.

In addition, since there are interest rate exchange agreements with respect to all VRDO Bonds, if the Commonwealth or the applicable public corporation cannot renew or replace a credit/liquidity facility upon its expiration or remarket the related series of bonds successfully upon their mandatory tender as variable rate bonds, the Commonwealth or the applicable public corporation may have to terminate the interest rate exchange agreements associated with such series of VRDO Bonds. Termination of the applicable interest rate exchange agreement may result, depending on then current interest rate levels and market conditions, in the payment of a termination amount, which may be substantial, by the Commonwealth to compensate the counterparty for its economic losses. As of September 30, 2011, the mark-to-market value of all the interest rate exchange agreements with respect to VRDO Bonds was negative $64.3 million for the Commonwealth and negative $52.0 million for the public corporations. See “Interest Rate Exchange Agreements—Market Value.”

For the 2012 fiscal year, there were no VRDO Bonds subject to mandatory tender upon expiration of the applicable credit/liquidity facilities. For fiscal year 2013, VRDO Bonds subject to mandatory tender upon expiration of the applicable credit/liquidity facilities amount to approximately $488.2 million.

Mandatory Tender Bonds. As of September 30, 2011, the Commonwealth and the public corporations also had outstanding $609.8 million of Mandatory Tender FRNs and $1.7 billion of fixed rate bonds also subject to mandatory tender for purchase prior to maturity (collectively, the “Mandatory Tender Bonds”). The Commonwealth and the public corporations have not provided any liquidity facility for the payment of the purchase price payable upon the mandatory tender, which purchase price is expected to be obtained from the remarketing of the bonds. If the Commonwealth or the applicable public corporation cannot remarket the Mandatory Tender Bonds, they would have to obtain other funds in order to provide for the purchase price of these bonds or, in some cases, the bonds would become subject to higher interest rates and an accelerated amortization schedule.

As of September 30, 2011, the Commonwealth had outstanding approximately $279.2 million of general obligation bonds subject to mandatory tender on July 1, 2012 and $2.32 billion of total bonds subject to mandatory tender by July 1, 2017.

As discussed previously, the Commonwealth has entered into interest rate exchange agreements with respect to all Mandatory Tender FRNs. In the event the Commonwealth cannot remarket these bonds on their mandatory tender dates as variable rate bonds, the Commonwealth may have to terminate the associated interest rate exchange agreements. As of September 30, 2011, the mark-to-market value of all interest rate exchange agreements with respect to the Mandatory Tender FRNs was negative $143.5 million.

The Commonwealth has entered into forward starting interest rate exchange agreements with respect to approximately $69.2 million of its fixed rate Mandatory Tender Bonds. COFINA has also entered into forward starting interest rate exchange agreements with respect to approximately $907 million of fixed rate Mandatory Tender Bonds of Public Finance Corporation. The Commonwealth forward starting interest rate exchange agreement assumes that the related Commonwealth fixed rate Mandatory Tender Bonds will be remarketed as variable rate bonds after their mandatory tender date. If the Commonwealth cannot remarket or issue these bonds as variable rate bonds at that time, the Commonwealth may have to terminate the respective forward starting interest rate exchange agreements, which may result in the payment of a termination amount. The Commonwealth expects to refund the Public Finance Corporation fixed rate Mandatory Tender Bonds prior their mandatory tender date through the issuance of COFINA and Public Finance Corporation fixed rate bonds, and in connection therewith terminate the Public Finance Corporation forward starting interest rate exchange agreement. The termination payment regarding this interest rate exchange agreement is also expected to be financed through the issuance of COFINA bonds. As of September 30, 2011, the mark-to-market value of these forward starting interest rate exchange agreements to the Commonwealth and COFINA was negative $20.7 million and negative $386.3 million, respectively, which are approximately the amounts the Commonwealth and COFINA would have been required to pay to terminate the interest rate exchange agreements on that date.

Commonwealth Guaranteed Debt

As of June 30, 2011, $3.070 billion of Commonwealth guaranteed bonds of the PBA were outstanding. Following the issuance by PBA on August 24, 2011 of $756,449,000 Government Facilities Revenue Bonds, Series R (Qualified School Construction Bonds—Issuer Subsidy) and $303,945,000 Government Facilities Revenue Bonds, Series S, $4.012 billion of Commonwealth guaranteed bonds of PBA are outstanding. Maximum annual debt service on these bonds is $992.2 million in fiscal year 2028, assuming the receipt of the issuer subsidy from the federal government on the Series R Bonds, and $1.025 billion without taking into consideration said subsidy, with their final maturity being July 1, 2039. Through December 6, 2011, no payments under the Commonwealth guaranty had been required for these bonds.

As of June 30, 2011, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. Through December 6, 2011, no payments under the Commonwealth guaranty had been required for these bonds.

As of June 30, 2011, GDB held approximately $214.5 million of the Port of the Americas Authority’s outstanding bonds, which are guaranteed by the Commonwealth. The Authority is authorized to issue and GDB is authorized to purchase its bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds are to be used to continue the development of the Port of the Americas. Payments of $43.4 million under the Commonwealth guaranty have been required to pay interest and principal on these bonds. See “Public Corporations—Other Public Corporations—Port of the Americas Authority” below.

As of June 30, 2011, the aggregate outstanding principal amount of obligations of PRASA guaranteed by the Commonwealth was $1.012 billion. This amount consisted of $284.8 million in revenue bonds sold to the public, $313.6 million in bonds issued to the United States Department of Agriculture, Rural Development, and $413.4 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations and PRASA resumed making payment on this debt. The Commonwealth, however, has been making certain subsidy payments to PRASA for its operational expenses. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee. See “Public Corporations—Other Public Corporations—Puerto Rico Aqueduct and Sewer Authority” below.

The long-term public sector debt was approximately $54.8 billion as of June 30, 2011,1 and the short-term public sector debt was approximately $4.4 billion as of that date.2 As of June 30, 2011, outstanding short-term debt, relative to total debt, was 7.4%.

PUBLIC CORPORATIONS

In Puerto Rico, many governmental and quasi-governmental functions are performed by public corporations created by the Legislative Assembly with varying degrees of independence from the central government to perform generally a single function or a limited number of related functions. Most public corporations obtain revenues from rates charged for services or products, but many are subsidized to some extent by the central government. Most public corporations are governed by boards whose members are appointed by the Governor with the advice and consent of the Senate, but some public corporations are attached to departments of the central government. Capital improvements of most of the larger public corporations are financed by revenue bonds issued under trust agreements or bond resolutions, or by notes issued under loan agreements.

Government Development Bank for Puerto Rico

The principal functions of GDB are to act as financial advisor to and fiscal agent for the Commonwealth, its municipalities and public corporations in connection with the issuance of bonds and notes, to make loans and advances to public corporations and municipalities, and to promote the economic development of Puerto Rico. As part of its role as fiscal agent, during fiscal years 2009, 2010 and 2011, GDB entered into fiscal oversight agreements with PRASA, PREPA, the Highways and Transportation Authority, Ports Authority, the Health Insurance Administration and the Medical Services Administration. As part of these agreements, GDB imposed certain conditions on the extension of credit to these entities and continually monitors their finances, among other things.

As of June 30, 2011, GDB had total assets of $15.5 billion and total liabilities of $12.9 billion (preliminary, unaudited).

[1]	This figure does not include debt totaling $5.3 billion consisting of (i) Senior Pension Funding Bonds, Series A, B, and C issued by the Employees Retirement System, which are payable solely from employer contributions made to the Employees Retirement System by the Commonwealth, its municipalities and participating public corporations after the issuance of the tax and revenue anticipation notes outstanding at the end of fiscal year 2011 and (ii) the following: $1.3 billion of Children’s Trust bonds, which are payable solely from the payments to be received pursuant to the tobacco litigation settlement; $180 million of Housing Finance Authority bonds, which are payable from Puerto Rico Housing Administration’s annual allocation of Public Housing Capital Funds from the United States Department of Housing and Urban Development; $343.8 million of Capital Fund Modernization Program Subordinate Bonds, Series 2008, and $100 million of Housing Revenue Bonds, Series 2008, issued by the Puerto Rico Housing Finance Authority; $151.0 million of Special Facilities Revenue Bonds issued by Highways and Transportation Authority, which are payable from net toll revenues collected from the Teodoro Moscoso Bridge (September 30—$149.1 million); $155 million of Special Facilities Bonds issued by Ports Authority, which are solely payable from the pledge of certain payments made by a private corporation under a special facilities agreement; $76.3 million of Educational Facilities Revenue Bonds, 2000 Series A (University Plaza Project) issued by Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority (“AFICA”), which are payable from rent payments made by the University of Puerto Rico (September 30—$74.6 million); and approximately $74.7 million of bonds issued by AFICA to finance the construction of various government infrastructure projects, which are payable from rent payments made by various government entities (September 30—$73.5 million).
[2]	Obligations (other than bonds) issued with an original maturity of three years or less and lines of credit with a remaining maturity of three years or less are considered short-term debt.

As of June 30, 2011, $5.4 billion of bonds and notes of GDB (excluding its subsidiaries) were outstanding, consisting of $267 million in Commonwealth guaranteed bonds and $5.2 billion of medium term senior notes. Act No. 12 of May 9, 1975, as amended, provides that the payment of principal of and interest on specified notes and other obligations of GDB, not exceeding $550 million, may be guaranteed by the Commonwealth, of which $267 million were outstanding as of June 30, 2011. As of that date, GDB also had approximately $8.3 billion in loans outstanding to the central government of the Commonwealth and its public corporations and municipalities.

Act No. 82 of June 16, 2002 (“Act 82”) amended GDB’s Charter to authorize GDB to transfer annually to the General Fund, beginning with fiscal year 2001, up to 10% of its audited net income or $10,000,000, whichever is greater. GDB is not required by Act 82 to transfer any funds. GDB made payments to the General Fund of $11.6 million for fiscal year 2003 and $18.4 million for fiscal year 2004. As of December 6, 2011, GDB had not made any payment to the General Fund under Act 82 since fiscal year 2004.

Under Act No. 271 of November 21, 2002, GDB made a required special capital contribution to the Special Communities Perpetual Trust (the “Perpetual Trust”) of $500 million and provided the Perpetual Trust with a $500 million, non-revolving, line of credit. The amounts transferred to the Perpetual Trust were deposited in two investment accounts held by GDB for the benefit of the Perpetual Trust. As of June 30, 2011, the Perpetual Trust had repaid $131.8 million of its line of credit and had an outstanding balance of $368 million and no interest due. The line of credit is payable from legislative appropriations.

As part of its role as lender and promoter of the economic development of Puerto Rico, GDB provides financing to the Commonwealth, its public corporations and municipalities. This financing includes interim loans to finance the capital expenditures of the Commonwealth in anticipation of the issuance of bonds and notes, and loans to cover operational deficits of those government entities. GDB generally does not provide financing to any governmental entity of the Commonwealth unless GDB reasonably believes that the borrower governmental entity will have sufficient resources, including the ability to issue bonds or notes or otherwise borrow funds, to repay such loan. GDB, however, has provided financing in the past and may continue to provide financing to governmental entities that do not have sufficient independent resources to cover operating expense, to the extent permitted by law. A material increase in the amount of loans to the public sector, coupled with continued deterioration of the public sector’s fiscal situation and financial condition may have an adverse effect on GDB’s financial condition and liquidity. As of June 30, 2011, GDB had outstanding loans to the Commonwealth in the aggregate principal amount of $2.1 billion, outstanding loans to, and bonds of, the public corporations in the aggregate principal amount of $4.3 billion, and outstanding loans to the municipalities in the aggregate principal amount of $1.8 billion.

GDB has several subsidiaries that perform various functions. The principal subsidiaries and their functions are listed below:

Puerto Rico Housing Finance Authority. Puerto Rico Housing Finance Authority (“Housing Finance Authority”) (formerly known as Housing Finance Corporation) was created to provide needed rental housing units and stimulate the construction industry under federally subsidized programs. Effective February 8, 2002, Housing Finance Corporation became the Housing Finance Authority and the Housing Bank and Finance Agency was dissolved and its powers transferred to the Housing Finance Authority. Housing Finance Authority provides financing for rental housing units, stimulates the construction industry under federally subsidized programs and provides interim financing for low-income housing projects and single-family homeownership programs. It is also engaged in insuring and servicing mortgages originated by the former Housing Bank and Finance Agency. As of June 30, 2011, Housing Finance Authority’s total outstanding principal balance of loans to the private sector for development of housing projects targeted to low and moderate income families was $136.2 million. The Housing Finance Authority’s mortgage loans to low and moderate income homeowners represented an additional outstanding principal balance of $110.6 million as of the same date.

Housing Finance Authority has outstanding tax-exempt revenue bonds the proceeds of which were loaned to the Puerto Rico Public Housing Administration to finance improvements to various housing projects in the

Commonwealth. Such bonds are limited obligations of Housing Finance Authority payable solely from revenues collected from such housing units, with certain exceptions. As of June 30, 2011, $623.8 million of these bonds were outstanding.

As of June 30, 2011, the Housing Finance Authority had total notes and bonds outstanding of $952.2 million (including $106.8 million of debt outstanding under GDB lines of credit and $823.3 million in bonds issued to fund certain payments under its mortgage subsidy programs for low and moderate income families). As of June 30, 2011, Housing Finance Authority had total unrestricted net assets of $245.2 million.

Puerto Rico Tourism Development Fund. Puerto Rico Tourism Development Fund (“TDF”) was created in September 1993 for the purpose of promoting the development of Puerto Rico’s hotel industry by working with private sector financial institutions in structuring financings for new hotel projects. TDF can provide guarantees to interim and permanent financings. In certain transactions, TDF can act as direct lender, guarantee mezzanine financings, and provide preferred equity capital. As of June 30, 2011, TDF had $372.5 million in guarantees and $408.2 million in loans.

In addition, TDF has a $50 million preferred equity investment in a tourism-related project.

As of December 6, 2011, TDF had made payments under its guarantees and letters of credit in the aggregate amount of approximately $221.3 million since 1993 with respect to several projects. Of the total amount disbursed, TDF has been able to recover approximately $172.3 million from the borrowers.

Unaudited fiscal year-end 2011 financial statements reflected net assets of $179.7 million and its allowances for losses on loans and guarantees and letters of credit were approximately $86.0 million.

Government Development Bank for Puerto Rico Capital Fund. Government Development Bank for Puerto Rico Capital Fund (the “Capital Fund”) was created in November 1992 for the purpose of investing and trading in debt obligations and publicly traded shares of domestic and foreign corporations separate from GDB’s general investment operations. On June 30, 2010, the Capital Fund transferred to the Tourism Development Fund, on behalf of GDB, $72.1 million representing all the investments in the Capital Fund portfolio. As of June 30, 2011, the Capital Fund had assets of $243,000, consisting principally of money market investments.

Puerto Rico Development Fund. Puerto Rico Development Fund (the “Development Fund”) was established in April 1977 to provide an alternate source of financing to private enterprises. The Development Fund is also authorized to guarantee obligations of those enterprises and invest in their equity securities. On December 31, 2010, the Development Fund acquired for $8.5 million a commercial loan from a private commercial bank, secured by a first mortgage over a 2.34 acre parcel of land in the Convention Center District. As of June 30, 2011, the Development Fund had assets of $24 million, including investments of $8.5 million in loans to private entities, $11.1 million in an interest bearing account, and $3.6 million in preferred shares of various private entities.

Puerto Rico Public Finance Corporation. Puerto Rico Public Finance Corporation (“PFC”) was established in November 1984 to provide agencies and instrumentalities of the Commonwealth with alternate means of meeting their financing requirements. As of December 6, 2011, the trustees of certain limited obligation bonds issued by the PFC held notes payable by the Commonwealth, the Maritime Shipping Authority, the Office for the Improvement of Public Schools, the Department of Health, and PRASA, among others. All such PFC bonds are limited, non-recourse obligations of PFC payable solely from Commonwealth appropriations made to pay debt service on the notes held by the bond trustees. As of June 30, 2011, PFC had $1.6 billion aggregate principal amount of limited obligation bonds outstanding.

A description of certain other affiliates of GDB is provided in “Other Public Corporations” below.

Other Public Corporations

Puerto Rico Aqueduct and Sewer Authority. PRASA owns and operates Puerto Rico’s public water supply and wastewater systems. Such systems provide water and wastewater services to 97% and 58% of the Commonwealth’s population, respectively.

PRASA reported a preliminary operating loss of $39.6 million for fiscal year 2011, compared to operating losses of $58.3 million and $63.7 million for fiscal years 2010 and 2009, respectively. In order to improve its financial condition, PRASA adopted a comprehensive plan to increase its revenues and reduce its expenses.

As of June 30, 2011, PRASA’s total debt was $3.6 billion, including approximately $1.0 billion of outstanding indebtedness with GDB. On November 9, 2010, Moody’s affirmed PRASA’s senior debt rating but revised its outlook to negative from stable. The negative outlook reflects PRASA’s continued reliance on GDB and the Commonwealth for financial support, as well as the operational challenges it faces to reduce the significant amount of water lost through its Systems.

The Commonwealth guarantees the principal and interest payments on the outstanding revenue refunding bonds, 2008 Series A and 2008 Series B, any bonds issued on or before June 30, 2015 to the Rural Utilities Service of the United States Department of Agriculture, and the loans granted on or before June 30, 2015 by the Puerto Rico Water Pollution Control Revolving Fund and the Puerto Rico Safe Drinking Water Revolving Fund to PRASA. In the event that PRASA is unable to make all or any portion of the future debt service payments on these guaranteed debts, the Commonwealth will be responsible for covering such payments.

During fiscal year 2011, PRASA received a $105 million assignment from the OMB in Commonwealth appropriations and other Commonwealth available funds. According to the provisions of PRASA’s trust agreement, these moneys are taken into account for purposes of determining its revenues and its compliance with certain covenants therein.

On April 28, 2006, PRASA entered into a consent decree with the U.S. Environmental Protection Agency (“EPA”) that requires PRASA to implement systemwide remedial measures at all of the wastewater treatment plants operated by PRASA. The EPA consent decree establishes deadlines for the compliance with the conditions set forth therein and stipulates penalties for violation of any of those deadlines.

On December 15, 2006, a settlement agreement was signed between PRASA and the Department of Health of the Commonwealth (“DOH”) relating to violations of the Safe Drinking Water Act. The settlement agreement was preliminarily approved by the supervising court on March 15, 2007, and was amended and finally approved by that court on June 20, 2008. PRASA agreed to implement a work plan to remediate the violations, establish preventive and mitigation measures, and execute a preventive maintenance program for the purpose of meeting the requirements of the Safe Drinking Water Act.

PRASA needs to make a substantial investment in infrastructure and a major overhaul of its operations to maintain the viability of the Systems, to finance its expansion for new users and to implement remedial measures required by a consent decree between PRASA and the EPA and a settlement agreement with the DOH. Funds for this investment will be provided through a combination of revenues from PRASA, financing transactions, federal grants and other sources. PRASA has established a 15-year capital improvement program with a total investment of $2.2 billion in order to comply with the consent decree and the settlement agreement. PRASA has committed an investment of $1.2 billion to comply with the EPA consent decree and $1.0 billion to comply with the DOH settlement agreement.

Children’s Trust. Children’s Trust is a not-for-profit corporate entity created in 1999 as a public instrumentality of the Commonwealth. The Commonwealth has transferred to Children’s Trust all of its rights, title and interest under the tobacco litigation Master Settlement Agreement, including the Commonwealth’s right to receive initial, annual and strategic contribution payments to be made by the participating cigarette manufacturers under the Master Settlement Agreement.

Children’s Trust issued $397 billion Tobacco Settlement Asset-Backed Bonds in November 2002. The proceeds were used to pay certain capital expenditures, to fund the Liquidity Reserve account and certain costs of issuance. On June 30, 2005, Children’s Trust issued $108.2 million subordinate Tobacco Settlement Asset-Backed Bonds to pay working capital expenses of the Commonwealth. On May 1, 2008, Children’s Trust issued an additional $195.9 million of subordinate Tobacco Settlement Asset-Backed Bonds to make grants to third parties, pay certain expenses of the Commonwealth and cost of issuance. As of June 30, 2011, Children’s Trust had outstanding bonds in the principal amount of $1.3 billion. These bonds and any other additional senior bonds issued by Children’s Trust are payable solely from, and secured by a statutory pledge of, the payments made and to be made by the participating cigarette manufacturers under the Master Settlement Agreement. Through December 6, 2011, all principal and interest payments required to be made by Children’s Trust on its outstanding bonds had been made on a timely basis from contribution payments made by the participating cigarette manufacturers under the Master Settlement Agreement.

Puerto Rico Convention Center District Authority. PRCDA was created to own, develop, finance, plan, design, build, operate, maintain, administrate and promote the Dr. Pedro Rosselló González Convention Center, a new convention center, and designated private parcels located within the Convention Center District in San Juan. The convention center opened in November 17, 2005. PRCDA also owns a multipurpose coliseum in San Juan, known as the José Miguel Agrelot Coliseum. As of June 30, 2011, PRCDA’s debt was $447.2 million in outstanding bonds issued in March 2006 to finance the Convention Center and payable from a portion of a hotel room tax. As of June 30, 2011, PRCDA also had outstanding indebtedness to GDB of approximately $147.8 million related to the financing of the Coliseum.

Puerto Rico Electric Power Authority. PREPA owns and operates Puerto Rico’s electric power system.

PREPA reported preliminary net operating income of $328.9 million and $359.5 million during fiscal years 2011 and 2010, respectively. The total debt of PREPA was $8.0 billion as of June 30, 2011. This debt includes outstanding bonds of $7.8 billion and interim financing for operations of $191.4 million.

As a means of reducing its dependency on oil, PREPA has entered into long-term power purchase agreements with private operators of two co-generation plants that use fuels other than oil. As of December 6, 2011, these two co-generation plants provided approximately 31% of PREPA’s energy needs. PREPA has also commenced developing plans for the conversion of its main oil-fired units into natural gas and clean-coal fired units, as well as other strategies to further reduce its dependency on oil.

Health Insurance Administration. The Health Insurance Administration was created in 1993 to negotiate and contract for the provision of comprehensive health insurance coverage for qualifying (generally low income) Puerto Rico residents. Under this system, the government selected, through a bidding system, one private health insurance company in each of eight designated regions of the island and paid such insurance company the insurance premium for each eligible beneficiary within such region. The health insurance system covered the entire island. Approximately 1.5 million persons were covered by the system during fiscal year 2011.

The total cost of the health insurance program was $2.013 billion for fiscal year 2011, $1.962 billion for fiscal year 2010 and $1.861 billion for fiscal year 2009. During fiscal year 2011, the General Fund covered $1.225 billion of the total cost of the health insurance program and $75 million was covered from proceeds of COFINA bonds. The remaining $713 million was paid from federal, municipal, internal and other sources. On March 14, 2011, the Health Insurance Administration borrowed approximately $186 million from GDB in order to pay amounts owed to its suppliers, including premiums owed to certain insurance companies for services rendered under the Health Reform program. As of June 30, 2011, the Health Insurance Administration had outstanding indebtedness to GDB of approximately $173.1 million related to this borrowing.

On October 1, 2010, the administration implemented “Mi Salud,” which is the health program that replaced the government’s Health Reform program. The principal differences between “Mi Salud” and the Health Reform program are the use of a preferred-provider network organization rather than independent practice associations, an increase of benefits and services and an expansion of eligible participants. During the implementation of the program’s second phase, eligibility requirements are also expected to be expanded to include small to medium businesses. The estimated cost for “Mi Salud” during fiscal year 2012 is $1.994 billion. The General Fund is expected to cover $867 million, while the remaining $1.127 billion is expected to be paid from federal, municipal and other sources. This projection, however, does not take into account increases in the enrollment of new beneficiaries, which could affect this estimate.

The Commonwealth has entered into various contracts with several Medicare Advantage organizations for the provision of health coverage to approximately 180,000 eligible beneficiaries. Pursuant to these agreements, the Commonwealth pays each Medicare Advantage organization a premium difference to cover services not included in their contracts with the Center for Medicaid and Medicare Services.

On July 7, 2011, the Secretary of Health of the Commonwealth announced the cancellation of the contract through which MCS HMO administered five regions, with approximately 850,000 insureds, of the “Mi Salud” program. MCS HMO continued to render services to covered insureds during a 90-day transition period. On October 17, 2011, the Health Insurance Administration and Triple-S Salud, Inc. (“Triple-S”) entered into an agreement pursuant to which Triple-S will provide healthcare services to insureds in the five regions previously administered by MCS HMO. Pursuant to the agreement, Triple-S will act as a third party administrator, will be compensated based on a per member per month administration fee, and will not be financially responsible or otherwise at risk for the provision of services to insureds. In contrast to the agreement with MCS HMO, the Government will now be financially responsible and bear the risk for the provision of services to insureds in the five regions administered by Triple-S. As of December 6, 2011, the Government was evaluating the extent of the impact of the agreement with Triple-S on the budget of the health insurance program for fiscal year 2012 and no assurance can be given that the amounts budgeted will be sufficient to cover the additional financial responsibility and risk assumed.

Puerto Rico Highways and Transportation Authority. Puerto Rico Highways and Transportation Authority (“PRHTA”) is responsible for highway construction in Puerto Rico. Such construction is financed by debt (interim notes and revenue bonds), revenues of PRHTA, and federal and Commonwealth grants.

PRHTA reported a preliminary net operating loss of $523.6 million for fiscal year 2011, compared to a net operating loss of $445.3 million for fiscal year 2010 and $493.9 million for fiscal year 2009. As of June 30, 2011, PRHTA’s total debt was $7.4 billion, consisting of $6.1 billion of bonds and $1.3 billion of GDB financings. As of September 30, 2011, PRHTA’s total debt decreased to $6.7 billion, consisting of $5.1 billion of bonds and $1.6 billion of GDB financings.

Debt service on PRHTA’s revenue bonds constitutes a first lien on its gross revenues, which, as of December 6, 2011, consisted of all the proceeds of the tax on gasoline, one-half of the proceeds of the tax on gas oil and diesel oil, all the proceeds of the excise taxes on crude oil, unfinished oil and derivative products, up to $120 million per fiscal year, highway toll revenues and the gross receipts of $15.00 per vehicle per year from certain motor vehicle license fees. Such revenues (except for toll revenues) may be applied first to the payment of debt service on general obligation bonds and notes of the Commonwealth and to payments required to be made by the Commonwealth under its guarantees of bonds and notes, to the extent that no other revenues are available for such purpose. As of December 6, 2011, the Commonwealth had never applied such revenues for such payment.

PRHTA has a mass transit system, known as Tren Urbano, serving a portion of metropolitan San Juan. It was constructed under several design/build contracts and is being privately operated under a five-year contract with an additional five-year option at PRHTA’s election. The cost of the project was $2.4 billion, which cost was financed by federal Transit Administration grants, other federal funding sources and PRHTA’s own resources, including revenue bonds. Tren Urbano commenced operations in June 2005. The operation of the Tren Urbano generated a loss of $51.7 million, $64.5 million, and $62.5 million in fiscal years 2010, 2009 and 2008, respectively.

PRHTA is a party to a concession agreement under which a private company designed, constructed and is operating a toll bridge spanning the San José Lagoon. The toll bridge was financed with special facility revenue bonds of PRHTA, payable by the private operator of the bridge principally from toll revenues. The concession is for a term of 35 years, subject to earlier termination or extension. The bridge opened for traffic in February 1994. In certain circumstances described in the concession agreement, including where toll revenues are insufficient to generate certain rates of return to the private operator, the private operator may require PRHTA, among other things, to assume the operator’s obligations with respect to the special facility revenue bonds. Some of those circumstances, including lower than projected toll revenues, existed as of December 6, 2011, but, as of that date, PRHTA did not anticipate that the operator would exercise its remedy against PRHTA.

On September 22, 2011, PRHTA and PPP Authority completed the procurement process whereby a concession agreement was awarded to Metropistas, for the operation of toll roads PR-22 and PR-5. In connection with the establishment of the concession, PRHTA defeased, redeemed and/or purchased approximately $873.1 million aggregate principal amount of its bonds. See “Economy—Fiscal Stabilization and Economic Reconstruction—Public-Private Partnerships.”

Puerto Rico Industrial Development Company. Puerto Rico Industrial Development Company (“PRIDCO”) participates in the Commonwealth-sponsored economic development program by providing physical facilities, general assistance, and special incentive grants to manufacturers. PRIDCO reported a consolidated change in net assets of $8.4 million for fiscal year 2011, compared to a consolidated change in net assets of $10.3 million for fiscal year 2010, and a consolidated change in net assets of $6.0 million for fiscal year 2009. Rentals derived from the leasing of specified facilities of PRIDCO are pledged to the payment of PRIDCO’s revenue bonds. As of June 30, 2011, PRIDCO’s total debt was $423.1 million, including approximately $88.5 million from GDB financings and the outstanding debt of Puerto Rico Industrial Investment Corporation, a subsidiary of PRIDCO.

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority. The Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority (“AFICA”) was created to finance (through the issuance of its revenue bonds) industrial, tourist, educational, medical, and environmental control facilities in Puerto Rico for the use of private companies, non-profit entities, or government agencies. The bonds are payable solely from payments to be made to AFICA by such private companies, non-profit entities, or government agencies, and do not constitute a debt of the Commonwealth or any of its other public corporations or municipalities. As of June 30, 2011, approximately $1.45 billion of AFICA’s bonds were outstanding. In addition, as of June 30, 2011, AFICA had a $67 million line of credit with GDB with a principal outstanding balance of $59.3 million used for the acquisition of assets from PREPA.

Puerto Rico Infrastructure Financing Authority. PRIFA was created to provide financial, administrative, consulting, technical, advisory, and other types of assistance to other public corporations, governmental instrumentalities, political subdivisions and municipalities (collectively, “Benefited Entities”) authorized to develop infrastructure facilities and to establish alternate means for financing those facilities. PRIFA is authorized to issue bonds and provide loans, grants and other financial assistance for the construction, acquisition, repair, maintenance and reconstruction of infrastructure projects by Benefited Entities.

As of June 30, 2011, PRIFA’s total debt was $1.85 billion. This debt includes bonds outstanding of $1.84 billion and interim financing for capital improvements of $10.3 million.

PRIFA oversees the Puerto Rico Infrastructure Fund, which is being funded annually through fiscal year 2052 with the first $117 million of proceeds of federal excise taxes imposed on rum and other articles produced in Puerto Rico and sold in the United States that are transferred to Puerto Rico pursuant to the United States Internal Revenue Code of 1986, as amended. See “Revenues and Expenses—Major Sources of General Fund Revenues—Revenues from Non-Commonwealth Sources.” As of December 6, 2011, rum was the only article produced in Puerto Rico subject to federal excise taxes, the proceeds of which are required to be returned to the Treasury Department. PRIFA is using these funds to pay debt service of bonds issued to finance various infrastructure projects.

PRIFA also has custody and control of the Infrastructure Development Fund and its Corpus Account, a perpetual account established under Act No. 92 of June 24, 1998 that was funded with $1.2 billion of the proceeds of the sale of Puerto Rico Telephone Company. The interest earned on the securities held in the Corpus Account were being used by PRIFA to pay debt service on its $1.1 billion Series 2000 A and B Bonds. Act No. 3, approved by the Legislative Assembly of the Commonwealth on January 14, 2009 (“Act 3”), authorized the sale of the securities held in the Corpus Account. PRIFA sold the securities in January 2009 and used the proceeds to: (i) make a deposit into an escrow account in an amount sufficient to retire the Series 2000 A and B Bonds on October 1, 2010, (ii) make a deposit to the General Fund which was applied to cover a portion of the Commonwealth’s budget deficit, (iii) make a transfer to GDB as a capital contribution, and (iv) make a deposit to the Corpus Account to be invested in a long-term investment agreement with GDB.

As part of the Government’s actions to address in part the financial condition of the Employees Retirement System, the Government enacted Act 96. On June 23, 2011, in accordance with Act 96, $162.5 million of funds on deposit in the Corpus Account were contributed to the Employees Retirement System and invested in capital appreciation bonds issued by COFINA maturing annually on August 1, 2043 through 2048 and accreting interest at a rate of 7%. PRIFA also invested $165.0 million of funds on deposit in the Corpus Account in capital appreciation bonds of COFINA maturing annually on August 1, 2045 through 2050 and accreting interest at 7%.

Pursuant to Act No. 8 of March 9, 2009, PRIFA is responsible for implementing in the Commonwealth the applicable provisions of ARRA. One of its main responsibilities regarding ARRA is to maximize the flow of funds from the Federal Government for the appropriate investment in qualified projects and activities. PRIFA also has responsibility for the receipt, administration and disbursement of such funds and monitoring those governmental agencies and entities that receive ARRA funds.

Puerto Rico Municipal Finance Agency. Puerto Rico Municipal Finance Agency (“MFA”) is authorized to issue bonds to purchase general obligation bonds and notes of Puerto Rico municipalities and to fund a debt service reserve. Debt service on MFA’s bonds is payable from debt service payments on municipal bonds and notes held by MFA and from the debt service reserve, including investment income thereon. The Commonwealth has agreed to pay such amounts to the debt service reserve as may be necessary to maintain it at its required level, subject to appropriation by the Legislative Assembly, which appropriation is authorized but not legally required to be made. Through December 6, 2011, no such payments had been required. As of June 30, 2011, MFA had $1.1 billion of bonds outstanding.

Port of the Americas Authority. PAA is responsible for the development and operation of the Port of the Americas (the “Port”), a deep draft port on the south coast of Puerto Rico.

PAA is authorized to issue bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds are to be used to continue the development of the Port. As of December 6, 2011, GDB was authorized by law to purchase bonds of PAA in an aggregate principal amount not to exceed $250 million. As of June 30, 2011, GDB held approximately $214.5 million of PAA’s outstanding bonds, which are guaranteed by the Commonwealth.

The first phase of the Port was completed in fiscal year 2004. This initial phase included the improvement of piers 4, 5 and 6 of the Port and the acquisition of heavy equipment at a cost of $40 million. The second phase of the Port was completed during the first quarter of calendar year 2009. This phase, which was designed to provide capacity to handle up to 250,000 Twenty-Foot Equivalent Units (“TEU”) per year, included (i) dredging the entrance channel and adjacent areas of the Port to a depth of 50 feet, (ii) reconstructing the container terminals, (iii) commencing certain required environmental risk mitigation procedures, and (iv) preparing final construction schematics.

A third phase, which provides for the expansion of the Port’s capacity, was initiated in August 2008. This phase includes, among other improvements, (i) infrastructure improvements related to access roads, (ii) relocation of the storm sewer channel, (iii) relocation of the server, water and power distribution systems,

(iv) additional dredging at certain pier locations, (v) the expansion of the container terminal, and (vi) additional mitigation measures. The first expansion under this phase is expected to provide sufficient capacity to process 500,000 TEU annually. This phase is expected to be finished in 2012.

Puerto Rico Ports Authority. Ports Authority owns and operates the major airport and seaport facilities in Puerto Rico. Ports Authority derives revenues from a variety of sources, including charges on airplane fuel sales, air terminal space rentals, landing fees, wharfage, dockage and harbor fees, and rentals for the lease of property and seaport equipment. Ports Authority reported operating losses of $38.7 million and $46.7 million during fiscal years 2010 and 2009, respectively. As of June 30, 2011, the Ports Authority had $737.8 million in debt, including approximately $155.3 million from GDB financings.

As of June 30, 2011, the outstanding balance of the credit facilities for capital improvements with private financial institutions was $533.7 million, which is guaranteed by GDB.

Puerto Rico Public Buildings Authority. PBA is authorized to construct, purchase or lease office, school, health, correctional and other facilities for lease to departments, public corporations, and instrumentalities of the Commonwealth. Bonds that have been issued by PBA to finance such facilities (through retirement of interim notes or otherwise) are payable from lease payments, which are largely derived from legislative appropriations and are secured by the Commonwealth’s guaranty. PBA is authorized by law to have outstanding at any one time up to $4.3 billion of bonds guaranteed by the Commonwealth.

On August 24, 2011 PBA issued $756,449,000 Government Facilities Revenue Bonds, Series R (Qualified School Construction Bonds—Issuer Subsidy) and $303,945,000 Government Facilities Revenue Bonds, Series S. The proceeds of this bond issue are to be used to pay part of the cost of constructing, renovating, remodeling and/or improving approximately 100 public schools.

As of October 1, 2011, PBA had $4.049 billion principal amount of bonds outstanding (not including accretion of interest from the respective issuance dates on capital appreciation bonds). As of October 1, 2011, PBA’s line of credit with GDB had an outstanding balance of $119.8 million.

Puerto Rico Sales Tax Financing Corporation. COFINA is an independent governmental instrumentality of the Commonwealth created by Act 91 of 2006. COFINA was originally created for the purpose of financing the payment, retirement, or defeasance of certain appropriation-backed debt outstanding as of June 30, 2006, payable to GDB and PFC.

In 2009, the Legislative Assembly of Puerto Rico expanded the purposes for which COFINA was created and, correspondingly, increased its revenues by increasing from 1% to 2.75% (one-half of the tax rate of 5.5%) the portion that is transferred to COFINA of the sales and use tax imposed by the central government. As a result, COFINA was authorized to issue bonds for the following additional purposes: (i) to pay, in whole or in part, the debt of the Secretary of the Treasury with GDB in the amount of $1 billion, the proceeds of which were used to cover the budgetary deficit for fiscal year 2009, (ii) to pay, in whole or in part, certain financing granted to the Secretary of the Treasury by GDB payable from future Commonwealth general obligation bonds, and any debt of the Commonwealth outstanding as of December 31, 2008 that did not have a source of repayment or was payable from budgetary appropriations, (iii) to pay, in whole or in part, the accounts payable to suppliers of the Commonwealth, (iv) to pay or finance operational expenses of the Commonwealth for fiscal years 2009, 2010, and 2011, (v) to pay or finance operational expenses of the Commonwealth for fiscal year 2012, which would have to be included in the annual budget of the Government of Puerto Rico, (vi) to fund the Puerto Rico Economic Stimulus Fund, (vii) to fund the Commonwealth Emergency Fund in order to cover expenses resulting from catastrophic events such as hurricanes or floods, and (viii) to generate moneys to fund the Economic Cooperation and Public Employees Alternatives Fund. As of June 30, 2011, COFINA had approximately $13.8 billion outstanding of its Sales Tax Revenue Bonds (excluding all accretion on capital appreciation bonds).

Special Communities Perpetual Trust. Perpetual Trust is a public corporation created by law to be an irrevocable and permanent trust. Perpetual Trust’s principal purpose is to fund development projects that address the infrastructure and housing needs of underprivileged communities. GDB made a special capital contribution to Perpetual Trust of $500 million and provided Perpetual Trust with a $500 million, non-revolving, line of credit. As of June 30, 2011, Perpetual Trust had disbursed most of its funds and its line of credit with GDB had an outstanding balance of $367.9 million. The line of credit is payable from legislative appropriations.

University of Puerto Rico. The University of Puerto Rico (the “University”), with approximately 62,342 students at the beginning of academic year 2010-2011, is by far the largest institution of higher education on the Island. Government appropriations are the principal source of University revenues, but additional revenues are derived from tuition, student fees, auxiliary enterprises, interest income, federal grants, and other sources. University capital improvements have been financed mainly by revenue bonds. As of June 30, 2011, the University’s total debt was $626.6 million (excluding $18.9 million owed by the University’s Medical Services).

In 2000, AFICA issued its $86,735,000 Educational Facilities Revenue Bonds, 2000 Series A (University Plaza Project) for the purpose of financing the construction of additional student housing and parking and office space for the University. The project was built, is being operated by Desarrollos Universitarios, Inc., a Puerto Rico not-for-profit corporation, and is leased to the University for a term equal to the term of the bonds, with University lease payments being sufficient to pay debt service on the bonds as they become due. These bonds are not included in the University’s total debt or outstanding revenue bonds set forth in the prior paragraph.

In June 2007, the Board of Trustees of the University approved Certification No. 60 establishing a new policy and methodology for tuition fees structure. This new structure covers the tuition fees to be charged to new students until academic year 2012-2013. This policy was adopted to pursue continued development and financial stability of the University.

In June 2010, the Board of Trustees of the University approved Certification No. 146 establishing a $400 stabilization fee to be charged each semester to all students in addition to tuition charges and other fees already in place at the University. This stabilization fee was imposed to address the University’s fiscal difficulties and is expected to increase annual revenues by approximately $40 million.

As a result of a student-led strike that lasted approximately two months, on June 26, 2010, the Middle States Commission on Higher Education (the “Commission”), the regional accreditation entity of the eleven units that comprise the University system, placed on probation ten of the University’s units for lack of evidence of compliance with two of fourteen accreditation standards. This action was prompted by a student stoppage that interrupted the operations of these units for up to 62 days, but less in most cases. The ten affected units are expected to remain fully accredited while on probation. After a Monitoring Report submitted by the ten affected units in September 2010 and a subsequent evaluation visit, the Commission lifted probation over one of the questioned standards and added an additional standard, thereby continuing the review over two of the fourteen accreditation standards.

A second Monitoring Report was submitted to the Commission by the ten affected units on March 1, 2011 to further substantiate compliance with these two standards. Evaluation visits to the eleven units of the University were conducted between March and April 2011 as a follow up to the probationary process as well as the regular decennial re-accreditation review for some of the units. Following these visits, the evaluation teams reported that they intended to inform the Commission that 95% of all accreditation standards evaluated throughout the system were found in compliance, and significant progress was evidenced in the remaining 5%. In June 2011, the Commission lifted probation and reaffirmed accreditation of seven of the ten affected units.

Evaluation visits to the three units of the University on probation were conducted in September 2011. Following these visits, the evaluation teams reported that they intended to inform the Commission that these units were in full compliance with the standards under review. The Commission was expected to act upon the evaluation teams recommendations at their meeting in November 2011. The University anticipated that probation would be lifted for the three remaining units on probation after the meeting.

Other public corporations. Public corporations not described above have outstanding debt in the aggregate amount of $1.702 billion as of June 30, 2011. Debt service on $915 million of such outstanding debt is being paid from legislative appropriations. The Commonwealth is not, however, obligated to make any such appropriations. Additional legislative appropriations are made to enable certain of such corporations to pay their operating expenses.

REVENUES AND EXPENSES

Revenues

The General Fund is the primary operating fund of the Commonwealth. General Fund revenues are broadly based and include revenues raised internally as well as those from non-Puerto Rico sources. Internal revenues consist principally of income, excise and sales and use taxes. Revenues from non-Puerto Rico sources are derived from federal excise taxes and customs duties returned to the Commonwealth. The primary expenditures of the Commonwealth through the General Fund are for grants and subsidies, and personal and other services.

Preliminary Revenues for the First Seven Months of Fiscal Year 2012

As of March 7, 2012, the Commonwealth reported that preliminary General Fund net revenues for the first seven months of fiscal year 2012 (from July 1, 2011 to January 31, 2012) were $4.727 billion, an increase of $549.9 million, or 14.8%, from $3.722 billion of net revenues for the same period for the prior fiscal year. These revenues represented 49% of budgeted revenues of $8.650 billion for the fiscal year and use tax collections for the same period in the prior fiscal year.

General Fund Preliminary Revenues for Fiscal Year 2011 Compared to Fiscal Year 2010

As of December 6, 2011, the Commonwealth reported that General Fund preliminary total revenues (including lottery revenues) for fiscal year 2011 were $8.165 billion, representing an increase of $449.3 million, or 5.8%, from fiscal year 2010 revenues. The major changes from fiscal year 2010 were: (i) decreases in income taxes from individuals of $407.4 million or 15.7%, resulting from the implementation of the tax reform (ii) an increase of $170.1 million in taxes withheld from non-residents, and (iii) an additional approximate $677.8 million from the a new excise tax imposed on entities that purchase products manufactured in Puerto Rico by their affiliates under the provisions of Act 154, discussed below.

As of December 6, 2011, the Commonwealth further reported that General Fund preliminary total expenses (on a cash basis) for fiscal year 2011 amounted to $9.153 billion, which were composed of $9.1 billion of operational expenses and $86.8 million transferred to the redemption fund. The difference between preliminary revenues and expenses for fiscal year 2011 of $900.8 million was covered principally with proceeds from a COFINA bond issue.

General Fund Revenues for Fiscal Year 2010 Compared to Fiscal Year 2009

General Fund total revenues (including lottery revenues) for fiscal year 2010 were $7.716 billion, representing an increase of $6 million from fiscal year 2009 revenues and an increase of $46 million from budgeted revenues for fiscal year 2010. The principal changes in sources of revenues from fiscal year 2009 include a decrease in the sales and use tax received by the General Fund of $256.8 million due to the increased allocation of this tax to COFINA, as discussed in “Major Sources of General Fund Revenues—Sales and Use Taxes” below. This decrease in the amount of sales and use taxes allocated to the General Fund was fully offset, however, by increases in property taxes and excise taxes on cigarettes and alcoholic beverages of approximately $226.8 million and $60.5 million, respectively, as a result of the temporary and permanent revenue raising measures implemented as part of the Commonwealth’s fiscal stabilization plan under Act 7. See “Major Sources of General Fund Revenues—Income Taxes” below. Revenues from income taxes for fiscal year 2010 were approximately the same as in fiscal year 2009, reflecting the continuing impact of the ongoing economic recession.

General Fund total expenses (on a cash basis) for fiscal year 2010 amounted to $9.447 billion, which were composed of $9.0 billion of operational expenses and $447.3 million transferred to the redemption fund. The difference between revenues and expenses for fiscal year 2010 of $1.3 billion was covered principally with proceeds from a COFINA bond issue.

Major Sources of General Fund Revenues

Income Taxes

The historical revenue data presented is based on collections realized or accrued under the provisions of the Internal Revenue Code of 1994, as amended (the “PR Code”), which applied to taxable years beginning after June 30, 1995 and ending before January 1, 2011. The PR Code was replaced by the Internal Revenue Code for a New Puerto Rico, enacted as Act 1 of 2011, which will apply for taxable years commencing after December 31, 2010. See “Tax Reform” below. Many of the provisions of Act 1 of 2011 are identical to the equivalent provisions of the PR Code. Thus, unless otherwise noted, the discussion below refers to the provisions of both the PR Code and Act 1 of 2011.

The PR Code imposed a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax was imposed on certain payments made to non-residents of Puerto Rico, which was collected through an income tax withholding.

Individuals. Resident individuals are subject to tax on their taxable income from all sources. The PR Code had four tax brackets for individuals with tax rates of 7%, 14%, 25%, and 33%. The highest income tax bracket applicable to individuals under the PR Code was $50,000.

Under Act 1 of 2011, the highest income tax bracket gradually increases every year for the six years starting in taxable year 2011 from $60,000 to $121,500. For taxable years starting before January 1, 2016, the income tax rates applicable to individuals remain unaltered under Act 1 of 2011. After January 1, 2016, the top individual rate is lowered to 30%. Certain requirements must be satisfied in order for tax benefits under Act 1 of 2011 to enter into effect for taxable years starting after December 31, 2013. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at an income tax rate of 10%.

Gains realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at an income tax rate of 10%.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at an income tax rate of 10%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for an income tax rate of 10%.

Corporations. Puerto Rico corporations are subject to tax on income from all sources; foreign corporations that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation qualifies for partial exemption from corporate income and other taxes under the tax incentives programs (see “Economy—Tax Incentives” above), it is subject to tax at graduated rates.

In general, the PR Code provided for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Gains realized from the sale or exchange of a capital asset, if held for more than six months, were taxed at a maximum regular income tax rate of 15%. Under Act 1 of 2011, for taxable years commencing after December 31, 2010, the highest corporate income tax rate is lowered to 30% for net taxable income in excess of $1,750,000 (it will be reduced to 25% for taxable years starting after December 31, 2013 subject to the satisfaction of certain conditions) and the Puerto Rico alternative minimum tax is also reduced from a rate of 22% to the greater of (i) the amount produced by applying a minimum rate of 20% to the Puerto Rico alternative minimum net income or, (ii) subject to certain exceptions, the amount produced by applying a 1% excise tax on the purchase from related parties of tangible personal property to be used in a Puerto Rico trade or business applicable to persons with gross sales of $50 million or more during any of three preceding taxable years. Dividends received by Puerto Rico corporations and partnerships from foreign corporations engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and the partners of partnerships operating under a new grant of tax exemption issued under the Economic Incentives Act are subject to a maximum income tax rate of 4% during their basic exemption period. Corporations and the partners of partnerships covered by the Tourism Development Act are subject to a maximum tax rate of 39% on their taxable income after applying the 90% exemption granted under the Tourism Development Act, which results in a maximum effective tax rate of 3.9% on their net tourism development income. Under Act 1 of 2011, the net income of corporations and partnerships covered under the Tourism Development Act is subject generally to a maximum effective tax rate of 3%.

The PR Code and Act 1 of 2011 generally impose a branch profits tax on resident foreign corporations whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

Interest from Puerto Rico sources paid by Puerto Rico resident borrowers to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid by Puerto Rico resident borrowers to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 10%. Dividends distributed by corporations operating under new grants of tax exemption issued under the Economic Incentives Act and the Green Energy Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by corporations covered under the Economic Incentives Act to non-resident recipients are subject to an income tax withholding of 2% or 12%, depending on certain elections made by the grantee, and in the case of corporations covered by the Green Energy Incentives Act, royalty payments to non-residents are subject to an income tax withholding of 12%.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% income tax withholding.

Act 7—Special Tax Measures Implemented as part of the New Administration’s Fiscal Stabilization Plan. Act 7 was enacted as part of the new administration’s Fiscal Plan, and sought, among other things, to increase the tax revenues of the Puerto Rico government by imposing certain permanent and temporary tax increases.

With respect to income taxes, Act 7 included the following temporary measures that were applicable for taxable years commenced after December 31, 2008 and before January 1, 2012:

(i)	taxable corporations and individuals whose adjusted gross income equaled or exceeded $100,000 (for single individuals) or $150,000 (in the case of married persons filing jointly) were subject to a surtax of 5% on their total tax liability (for taxable years commencing after December 31, 2010, Act 1 of 2011 eliminates this surtax);

(ii)	international banking entities that do not operate as bank units were subject to a 5% income tax on their entire net income computed in accordance with the PR Code (international banking entities operating as bank units were subject to this 5% tax on their net income that does not constitute excess net income);

(iii)	credit unions, their subsidiaries, and affiliates were subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7); however, if the Government of Puerto Rico collected $690 million prior to January 1, 2012, the 5% tax would not be applicable for the remaining period;

(iv)	the Cooperative Bank, its subsidiaries, and affiliates were subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7);

(v)	insurance cooperatives were subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7); and

(vi)	international insurers and holding companies of international insurers were subject to a 5% tax on their net income (these entities were totally exempt before the enactment of Act 7).

Notwithstanding the above, Act 1 of 2011 limited the duration of the 5% surtax on income derived by certain individuals and corporations and the special property tax to two years.

Act 7 also provided as a permanent measure a change in the method of computing the net income subject to Puerto Rico alternative minimum tax (“Puerto Rico AMT”) in the case of individuals by including in the computation various categories of exempt income and income subject to preferential tax rates under the PR Code, such as: (a) long-term capital gains, which enjoy a preferential tax rate of 10% under the PR Code; (b) dividends that are taxable at the rate of 10% under the PR Code; (c) interest on bank deposits and individual retirement accounts subject to the special 10% and 17% preferential income tax rates, respectively; and (d) interest from notes or bonds eligible for the special 10% tax rate provided by the PR Code.

Another change introduced by Act 7, for taxable years commenced after December 31, 2008 and before January 1, 2012 was an adjustment to the calculation of the net income subject to the Puerto Rico AMT in the case of entities taxed as corporations that denied a deduction for expenses paid or accrued for services rendered outside of Puerto Rico by a related party. Lastly, different income tax credits awarded to investors under certain special laws for activities such as revitalization of urban centers (only in part), venture capital, solid waste, housing infrastructure, and rehabilitation of social-interest housing (only projects without qualification certifications as of March 9, 2009), among others, could not be claimed or granted for taxable years commenced after December 31, 2008 and before January 1, 2012. Tax credits associated with manufacturing, tourism, and cinematographic projects, however, were not affected by Act 7.

Tax Reform

The tax reform consists of two phases focused on providing tax relief to individuals and corporations, promoting economic development and job creation, simplifying the tax system and reducing tax evasion. The tax reform is projected to provide taxpayers aggregate annual savings of $1.2 billion for each of six fiscal years, commencing in taxable year 2011.

The first phase, enacted as Act No. 171 of November 15, 2010, applied to the 2010 tax return and was to provide a tax credit to each individual and corporate taxpayer. The tax credit applicable to individuals and determined by reference to the tax liability ranged from 7% for those taxpayers in higher brackets to 15% for taxpayers in the lowest bracket. Corporate taxpayers were also to be entitled to a 7% tax credit determined by reference to the tax liability; provided, that such taxpayer paid the statutorily required Christmas bonus for 2010. Also, the corporate net operating loss carryforward was extended from 7 years to 10 years. This first phase was expected to provide individual and corporate taxpayers with aggregate savings of $309 million for taxable year 2010.

The second phase, enacted as Act 1 of 2011, (i) promotes employment by doubling the earning income credit and increasing the maximum applicable income to qualify for such credit; (ii) provides a $400 tax credit to individuals over 65 years of age with an income below $15,000; (iii) significantly reduces individual income tax rates and only allows the following five deductions (a) mortgage interest up to 30% of adjusted gross income, (b) charitable contributions up to 50% of adjusted gross income, (c) medical expenses in excess of 6% of adjusted gross income, (d) interest on student loans, and (e) contributions to retirement plans and accounts, including individual retirement accounts, health savings accounts and education savings accounts; and (iv) significantly reduces corporate income tax rates.

The reduction in income tax revenues resulting from the implementation of the tax reform is expected to be offset by the additional revenues produced by (i) an expanded income tax source rule and a new excise tax imposed on entities that purchase products manufactured in Puerto Rico by their affiliates under the provisions of Act 154, discussed below, (ii) enhanced enforcement efforts, including the statutorily required reporting of certain client information by financial institutions to the Treasury Department, and (iii) increased economic activity produced by the tax relief measures. The combined effect of the tax reform measures and the revenue and enforcement measures is expected to be revenue positive. Act 1 of 2011 conditions the implementation of the tax reductions applicable to individuals and corporations after fiscal year 2014 on the Commonwealth’s ability to continue its path towards fiscal stability. Specifically, the tax relief provisions for individuals and corporations for taxable years 2014 through 2016 will only be implemented if (i) OMB certifies that the expense control target has been met, (ii) the Treasury Department certifies that General Fund revenue target has been met and (iii) the Planning Board certifies a year-over-year target increase in gross domestic product. There is no assurance that sufficient revenues will be collected to partially offset the reduction in income tax revenues expected from the implementation of the tax reform.

Act 154—Expanded Income Taxation and New Excise Tax. Act 154, approved on October 25, 2010, as amended, seeks, among other things, to balance the tax burden among the taxpayers and increase the tax revenues of the Government. Act 154 modified the income taxation of certain nonresident alien individuals, foreign corporations and foreign partnerships (each, a taxpayer) by expanding the circumstances in which such persons would be subject to Puerto Rico income taxation, and the Act imposed an excise tax on the acquisition of certain personal property manufactured or produced in whole or in part in Puerto Rico and on the acquisition of certain manufacturing services carried out in Puerto Rico. Act 154 applies to income realized and acquisitions occurring after December 31, 2010.

The Act provides that, in certain circumstances, taxpayers will be deemed to be engaged in trade or business in Puerto Rico and taxable in Puerto Rico with respect to a portion of their income where the taxpayers engage in significant transactions with other persons that are members of the same controlled group. Where a person engages in significant transactions with a member of the same controlled group that has gross receipts of seventy-five million dollars or more in any of the last three years and that manufactures or produces goods in Puerto Rico, or provides services in connection with the manufacture or production of goods in Puerto Rico, the person will not be subject to income tax, and will instead be subject to the excise tax in lieu of any income tax. The excise tax is to apply for a period of six years. The excise tax is based on the value of the personal property or services acquired and was slated to be 4% for calendar year 2011, declining to 3.75% in 2012, 2.75% in 2013, 2.5% in 2014, 2.25% in 2015 and 1% in 2016. On December 29, 2010, the Treasury Department adopted regulations that provide certain tax credits against the temporary excise tax that lessen its impact on affected taxpayers subject to the temporary excise tax. These regulations became effective on January 1, 2011. The regulations address implementation and interpretation issues and include provisions regarding certain applicable credits against the tax subject to maintaining a baseline employment and other conditions. The Government expects that this excise tax will affect foreign corporations or partnerships that are principally engaged in the manufacturing of pharmaceuticals and electronics. The Government expected to raise approximately $1.4 billion from the excise tax during the first year of implementation of Act 154 and expects to raise $5.6 billion for the six year period that the excise tax is in place.

While the Government expects that certain taxpayers subject to the excise tax will be able to credit all or a portion of the excise tax paid against their U.S. federal income tax liabilities, it is uncertain how this new tax will affect each individual taxpayer. The long-term effects of the excise tax on the manufacturing sector of the Puerto Rico economy are also uncertain.

The first monthly excise tax payment was due in February 2011. The collections for the first nine monthly excise tax payments (from February through October 2011) were $1.325 billion. These amounts are consistent with the Government’s projection of annual collections from the excise tax.

Based on its analysis, the Government believes that the revenue projections from the taxes imposed by Act 154 are reasonable. However, since such taxes only became effective on January 1, 2011, there can be no assurance that the revenues therefrom, together with the other revenue enhancement measures included in the tax reform, will be sufficient to fully offset the reduction in income tax revenues expected from other aspects of the tax reform.

In connection with the expansion of the taxation of foreign persons by Act 154, the Government obtained a legal opinion regarding the creditability of the excise tax for U.S. federal income tax purposes. The opinion concludes that the excise tax should be creditable against U.S. federal income tax. That conclusion was based in part upon a determination that the expansion of the taxation of foreign persons and the imposition of the excise tax more likely than not satisfy the constitutional requirements of due process and the Commerce Clause of the United States Constitution, for reasons discussed therein.

On March 30, 2011, the IRS issued Notice 2011-29 addressing the creditability of the new excise tax imposed by Act 154. Notice 2011-29 provides that the provisions of the new Puerto Rico excise tax are novel and the determination of its creditability requires the resolution of a number of legal and factual issues. Pending the resolution of those issues, the IRS will not challenge a taxpayer’s position that the excise tax is a tax in lieu of an income tax under Section 903. The IRS also provided that any change in the foregoing tax credit treatment of the excise tax after resolution of the pending issues will be prospective and will apply to excise tax paid or accrued after the date that further guidance is issued.

As of December 6, 2011, Act 154 had not been challenged in court; consequently, no court had passed on the constitutionality of Act 154. There can be no assurance that its constitutionality will not be challenged and that, if challenged, the courts will uphold Act 154. To the extent a court determines that the imposition of the excise tax or the expansion of the income tax or both are unconstitutional, the Government’s revenues may be materially adversely affected.

Sales and Use Taxes

Act No. 117 of July 4, 2006 (“Act 117”) amended the PR Code to provide, among other things, for a general sales and use tax of 5.5% to be imposed by the central government (the “Commonwealth Sales Tax”). Act 117 also authorized each municipal government to impose a municipal sales and use tax of 1.5% (the “Municipal Sales Tax” and, together with the Commonwealth Sales Tax, the “Sales Tax”). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for the Commonwealth Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The Sales Tax does not apply to, among other things: (i) motor vehicles, (ii) non-prepared food, (iii) health care services and prescription medicines, (iv) certain bakery goods, (v) crude oil and its derivatives, including gasoline, (vi) hotel room charges, (vii) financial services, (viii) services provided by the Commonwealth, including electricity and water, and (ix) local sales of goods to be used as content in a manufactured good, whether or not bound for export.

Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006. The revenues derived from the Sales Tax are distributed as follows: 5.5% goes to the central government and 1.5% to Puerto Rico’s municipalities. One half of the 5.5% Commonwealth Sales Tax is transferred to the Dedicated Sales Tax Fund, created by Act 91 of 2006, as amended, and the balance goes to the General Fund. The 1.5% Municipal Sales Tax is divided as follows: (i) 1% goes to the municipalities, and (ii) 0.5% goes to the Municipal Improvements Fund. The increase in revenues generated by the Sales Tax has been partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

The Treasury Department has reported and recorded Commonwealth Sales Tax revenues on a “modified cash basis.” This means that the figures for each month represent the sales taxes corresponding to sales made by merchants and retailers and sales tax collected by such merchants and retailers during that month, but reported and remitted to the Treasury Department during the following month.

Effective fiscal year 2010, the Treasury Department began reporting Commonwealth Sales Tax revenues on a cash basis in order to report these revenues on the same basis and at the same time as it reports all other tax revenues. Accordingly, for fiscal year 2010, Commonwealth Sales Tax revenues were reported in the month in which such revenues were received by the Treasury Department. The new reporting method became effective as of July 1, 2009. Thus, the figures for sales tax collections previously reported in June 2009 were transferred to July 2009.

The Sales Tax generated revenues for the General Fund of approximately $547.6 million for fiscal year 2011.

The Treasury Department has also sponsored legislation to limit or close certain gaps that existed in Act 117, as amended. In this regard, one of the amendments incorporated in Act 7 requires a merchant or retailer to file his or her Commonwealth Sales Tax monthly return on or prior to the tenth day of the following month, rather than the twentieth day (as originally required in Act 117). Such amendment also provides that the Commonwealth Sales Tax exemption applicable to resellers applies only to merchants and retailers (i) with gross sales greater than or equal to $500,000 or (ii) that do not meet the $500,000 sales threshold but meet certain other requirements imposed by the Treasury Department. A merchant or retailer that meets neither the $500,000 threshold nor the other requirements imposed by the Treasury Department would still be entitled to a credit on sales tax paid on merchandise acquired for resale that must be claimed in each monthly filing. This measure is intended to enable responsible taxpayers to take advantage of the exemption while preventing non-compliant merchants and retailers from abusing the exemption.

Excise Taxes

The PR Code imposes an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles, heavy equipment, boats and certain petroleum products, which are taxed at different rates.

Under Act 7, the excise tax was increased on certain articles (cigarettes and certain alcoholic beverages) and was expanded with respect to others (motor vehicles). With respect to cigarettes, the increase was approximately 81% per taxable unit. For certain alcoholic beverages, the increase ranges between $0.30 and $0.70 per standard gallon. Motor vehicles, motorcycles, all terrain vehicles and “scooters,” which used to be subject to the Sales Tax, are now subject to an excise tax of 10%.

Property Taxes

Personal property, which accounts for approximately 46% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $150,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (“CRIM”), a government instrumentality of the Commonwealth. However, 1.03% of the property tax based on the assessed value of all property (other than exempted property) is used for purposes of paying the Commonwealth’s general obligation debt and is deposited in the Commonwealth’s Redemption Fund.

One of the amendments incorporated in Act 7 was that, for fiscal years 2010 through 2013, the appraisal values of real property in Puerto Rico were increased tenfold and the real personal property tax rates applicable to such values were reduced tenfold so as to offset any increased tax that would have otherwise been applicable due to the increase in appraisal values. This temporary amendment, which is expected to be revenue neutral, was intended to increase the borrowing capacity of Puerto Rico’s municipalities.

Act 7 did impose, however, an additional real property tax on residential and commercial real properties with appraised values in excess of approximately $210,000. This tax is to apply during fiscal years 2010, 2011 and 2012, or until $690 million is collected. The additional real property tax, to be collected by the Treasury Department, will be equal to 0.591% of such properties’ appraised value as determined by CRIM. Act 1 of 2011 eliminated this additional real property tax for fiscal year 2012.

Other Taxes and Revenues

Motor vehicle license plate and registration fees comprise the major portion of license tax receipts.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from Non-Commonwealth Sources

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from Puerto Rico to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. As of December 6, 2011, the excise tax on shipments of rum from Puerto Rico and other rum producing countries was $13.50 per gallon. Of this amount, as of December 6, 2011, the lesser of $10.50 per proof gallon and the actual excise tax imposed was returned (“covered over”) to the Commonwealth. Since 1999, however, the U.S. Congress has enacted special supplementary legislation increasing the maximum amount covered over to the Commonwealth to $13.25 per proof gallon. For fiscal year 2011, the total excise taxes on rum shipments returned to the Commonwealth was $430 million, of which $329 million went to the General Fund.

In June 2008, the Government of the United States Virgin Islands (the “USVI”) signed an agreement with Diageo USVI, Inc. (“Diageo”) for the construction and operation of a new rum distillery in St. Croix, USVI, that is to manufacture Captain Morgan branded products to be sold in the United States beginning in January 2012. As of December 6, 2011, all rum used in Captain Morgan products sold in the United States was procured through a supply contract with Serralles Distillery (“Serralles”) in Puerto Rico which was due to expire on December 31, 2011. The Government estimates that the exports of Captain Morgan rum produced in Puerto Rico by Serralles during calendar year 2009 were 9,403,224 proof gallons. These rum exports of Captain Morgan resulted in an estimated $124.5 million in excise tax on rum shipments returned by the United States to Puerto Rico during fiscal year 2009. As a result of the termination of the contract between Serralles and Diageo, it is expected that after 2011, the income received by the Commonwealth from the federal excise tax on rum shipments will decrease unless Serralles is able to find other clients in the United States for the volume of bulk rum previously purchased by Diageo for its Captain Morgan products.

In an effort to maintain the local rum industry, as a result of the threat posed by the USVI’s agreement with Diageo, and preserve or increase the amount of federal excise taxes on rum shipments returned to the Commonwealth under the cover-over program, the Governor signed Act No. 178 of December 1, 2010 (“Act 178”), which increases from 10% to 25% the portion of the monies from the federal excise tax that the Commonwealth may invest to provide incentives to and promote the Puerto Rican rum industry. The law also authorizes the Governor to increase this percentage up to 46% after December 31, 2011, through an Executive Order. In order to promote the Puerto Rican rum industry in general, the amount received from such refund is to be transferred to a special account of the General Fund, which may be used for marketing, production and infrastructure investment incentives. Effective January 1, 2011, Act 1 of 2011 replaced Act 178 and contains identical provisions.

As permitted under Act 1 of 2011, the Government has entered into a definitive agreement with two rum producers and, as of December 6, 2011, was in negotiations with other producers to provide them a series of subsidies and incentives by allowing such companies to benefit from the cover-over program rebate. These agreements are expected to promote and encourage the export of rum produced in Puerto Rico. As a result of these agreements, during fiscal year 2012 the Treasury Department expects to disburse approximately $72 million of total revenues from the federal excise tax on rum shipments for these subsidies and incentives. This amount is expected to be partially offset by the economic activity generated by the increased investment in Puerto Rico by these rum producers.

Federal Grants

Puerto Rico receives grants under numerous federal programs. Federal grants to the agencies and instrumentalities of the Commonwealth government are estimated to be $4.784 billion for fiscal year 2012, a decrease of $111 million, or 2%, from fiscal year 2011. This decrease in federal grants is due to the termination of the ARRA program.

Puerto Rico expects to receive a total of approximately $7.022 billion in stimulus funds from ARRA, of which $508 million, $2.68 billion and $2.18 billion were disbursed by the government during fiscal years 2009, 2010 and 2011, respectively. The amount of $1.36 million is expected to be disbursed by the government during fiscal year 2012. As of October 14, 2011, the Commonwealth had disbursed $5.533 billion in ARRA funds, or 78.8%, of awarded funds.

Administrative Measures to Increase Collections of Income, Sales, and Excise Taxes and Property Taxes

The Treasury Department has elaborated a strategic plan designed to improve tax collections. The plan includes initiatives to foster tax compliance, implement effective enforcement measures, and attack tax evasion. To promote taxpayers’ compliance, the Treasury Department has liberalized the procedures to enter into payment plans and offers-in-compromise agreements, and has encouraged voluntary disclosure agreements.

In addition, the Treasury Department has developed initiatives focused on effective enforcement methods, such as improving the efficiency of its audit selection process, the creation of technological solutions to improve collections, and the establishment of cooperation agreements with federal and local governmental agencies. The Treasury Department is also integrating its databases and establishing a tax intelligence project to identify tax evasion and improve its audit selection process.

Specifically, the Treasury Department has developed various initiatives directed towards increasing collections of income taxes and the Commonwealth sales tax through the implementation of various enforcement and compliance programs. Among these revenue raising initiatives is a voluntary disclosure program that provides taxpayers that meet certain criteria the opportunity to pay taxes and interest owed on unreported income and, in certain circumstances, avoid the payment of surcharges and penalties. Under this program, which began on July 1, 2009, the Treasury Department has reviewed 568 cases and collected approximately $64.2 million. In May 2010, the Treasury Department also began to deliver letters to taxpayers identified by the tax intelligence program to encourage the use of the voluntary disclosure program. As of October 15, 2010, the Treasury Department had sent approximately 7,900 letters and had received responses from 2,000 taxpayers. Moreover, the Treasury Department sent 1,000 additional letters in March 2011 and 2,200 additional letters in April 2011 as a second notice to taxpayers that did not respond to the first letter of May 2010.

Other programs are geared towards the use of technology to detect noncompliance. For example, the Treasury Department completed in November 2010 the integration of its general computer systems with the sales tax database in order to better detect non-compliance. The Treasury Department has also implemented a program whereby its officers use hand held scanning devices to cross-check merchant licenses. Recently, the Treasury Department discontinued the use of the hand held scanning devices and plans to provide tablet computers to its agents, beginning in December 2011, that will allow them to review a broader range of compliance criteria, such as merchant licenses, Commonwealth Sales Tax sales and point of sale system compliance.

On September 28, 2010, the Treasury Department signed an agreement for the implementation of a new point of sale system that is intended to strengthen its sales tax enforcement efforts. The system is designed to: (i) transmit daily to the Treasury Department information on all sales tax transactions; (ii) reconcile transmitted transactional information with information reported by merchants; (iii) provide wireless transmission devices for use by street vendors; and (iv) capture a greater percentage of cash sales through the implementation of a special lottery using sales receipts as lottery tickets. The Treasury Department began a two phase implementation of this new point of sale system in December 1, 2010, through a pilot program in which 200 merchants in the Municipality of Ponce were selected to participate. The second phase, which includes the initial implementation of the point of sale system throughout the island, started in March 2011. Implementation of the new system is expected to be completed by the end of Fiscal Year 2011-2012 and is expected to increase sales tax collections by $200 million during the first year. As of November 7, 2011, the point of sale devices captured approximately 187.4 million transactions which resulted in sales of $4.4 billion and Commonwealth Sales Tax collections of $155.6 million. The Treasury Department adopted regulations on December 14, 2010 requiring that all qualifying merchants register for participation in the point of sale system program on or prior to April 30, 2011. As of October 27, 2011, 191,037 locations had registered in the program, and the Commonwealth indicated that 59,884 of such locations will be required to acquire and use the new point of sale system.

The Treasury Department has begun to detect inconsistencies between the information captured by the point of sale system and that reported by merchants and retailers. The principal inconsistencies are: (i) merchants and retailers that report sales through the point of sale system but do not file monthly returns, (ii) sales reported through the point of sale system are higher than those reported in the monthly returns, (iii) cash credits claimed through the point of sale system are equal to the sales reported, and (iv) merchants and retailers are not reporting cash sales. In order to address these possible instances of non-compliance, the Treasury Department has created a task force consisting of fiscal auditors and agents from the Sales and Use Tax Bureau and the Tax Evasion Bureau. The fiscal auditors are responsible for investigating inconsistencies reported by the point of sale system, determine tax deficiencies and issue preliminary deficiency notices. The agents of the Sales and Use Tax Bureau provide assistance to the fiscal auditors in connection with any additional information requirements and visit merchants and retailers to investigate the status of their permits and point of sale systems. Finally, the agents from the Tax Evasion Bureau are responsible for investigating any tax crimes discovered by the fiscal auditors and/or agents from the Sales and Use Tax Bureau. As a result of this initiative, as of October 5, 2011, the Treasury Department had identified approximately 33,481 unfiled monthly returns and sent notices to approximately 5,125 merchants and retailers. As of October 31, 2011, approximately 1,181 merchants and retailers had responded to the notices and approximately 2,577 unfiled monthly returns were filed resulting in taxable sales reported of approximately $24.7 million and sales and use tax collections of $1.4 million. The Commonwealth has indicated that merchants and retailers that filed monthly returns reporting no sales will receive a deficiency notice and all other merchants and retailers that have not responded will be referred to a fiscal auditor or the Tax Evasion Bureau.

In addition, the Treasury Department established “IVU Alerta” in order to enhance Commonwealth Sales Tax compliance. The “IVU Alerta” is an internet and telephone hotline through which customers and merchants can report violations related to the Commonwealth Sales Tax. This initiative started in November 29, 2010 and, as of November 4, 2011, had received 5,610 complaints, of which 4,229 have been investigated resulting in fines of approximately $5.5 million.

Other initiatives include the establishment of tax liens pursuant to the procedures of Act No. 12 of January 20, 2010, which enables the creation of tax liens through an expedited process. As of October 2011, the Treasury Department had established 16,000 liens in favor of the Commonwealth over approximately $742.5 million in assets. The Treasury Department is also enforcing a provision of Act 7 that allows the Treasury Department to revoke a certificate of exemption held by a merchant or retailer that fails to pay sales taxes collected in full by the 10th day of the month. Also, the Treasury Department plans to begin to seize the assets of businesses that are delinquent on their sales tax payments. In addition, the Treasury Department has entered into agreements with various municipalities to conduct simultaneous field visits and joint audits in order to increase the effectiveness of sales tax enforcement efforts, such as the ones described above.

Act No. 172 of November 15, 2010, established that taxpayers which applied for a voluntary disclosure program on or before April 15, 2011 would be eligible for a 20% flat income tax rate on the gross amounts reported and would not be subject to interest, surcharges and penalty fees. This legislation extended the benefits of the program to municipal license tax declarations for which taxpayers would pay principal on the municipal tax determined, but would not be subject to interest, surcharges and penalty fees. Declarations by taxpayers had to relate to tax years commenced after July 1, 2003 and ending on or before December 31, 2009, and payment of tax determined under the program had to be paid no later than June 30, 2011. As of December 6, 2011, the Governor had recently signed Act No. 64 of April 19, 2011, which extended the disclosure period until June 30, 2011.

The Treasury Department also implemented a temporary measure to collect on payroll and employer withholding debts. This measure allowed employers to enter into payment plans with the Treasury Department, subject to the employer making a down payment of 25%, in the case of payroll debts, and 40%, in the case of employer withholding debts, of the total outstanding debt. The payment plans did not provide for the abatement of interest, surcharges and penalties and the same had to be initiated on or before June 30, 2011. As of June 31, 2011, 216 employers had entered into payment plan agreements in the amount of $5.5 million and made down payments in the amount of $1.7 million.

Expenses

Insurance Matters

Government-owned property is insured through policies obtained by the Secretary of the Treasury and through self-insurance, except for property owned by PREPA and PRASA, whose properties are insured through arrangements and policies obtained by the respective Authorities. Personal injury awards against the Commonwealth are limited by law to $150,000 per occurrence.

Retirement Systems

General. Substantially all of the public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System of the Government of the Commonwealth

(the “Employees Retirement System”), the Puerto Rico System of Annuities and Pensions for Teachers (the “Teachers Retirement System”), the Commonwealth Judiciary Retirement System (the “Judiciary Retirement System”), the Retirement System of the University of Puerto Rico (the “University Retirement System”) and the Employees Retirement System of Puerto Rico Electric Power Authority (the “Electric Power Authority Retirement System”). The Employees Retirement System and the Teachers Retirement System are the largest plans, both in number of active members and retirees and in the amount of their actuarial accrued liabilities.

The University Retirement System and the Electric Power Authority Retirement System covers employees of the University of Puerto Rico and Electric Power Authority, respectively, and are funded by those public corporations from their revenues. Although the Commonwealth is not required to contribute directly to those two systems, a large portion of the University’s revenues is derived from legally mandated legislative appropriations. The discussion that follows only covers the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System (each a “Retirement System” and, collectively, the “Retirement Systems”).

The Employees Retirement System is a trust created by Act No. 447 of May 15, 1951 (“Act 447”) and is a hybrid defined benefit plan consisting of different benefit structures. Members who entered the Employees Retirement System on or before December 31, 1999 generally participate in a defined benefit program. Members participating in the defined benefit program prior to April 1, 1990 (“Act 447 Participants”) are entitled to the highest benefits structure, while those who became members on or after April 1, 1990 (“Act 1 Participants”) are subject to a longer vesting period and a reduced level of benefits, as provided by Act No. 1 of February 16, 1990 (“Act 1 of 1990”).

In 1999, Act 447 was amended to close the defined benefit program and, prospectively, establish a new benefit structure similar to a cash balance plan (this new benefit structure is referred to as “System 2000”). Members who entered the Employees Retirement System on or after January 1, 2000 (“System 2000 Participants”) participate solely in System 2000. Under the System 2000 benefits structure, a participant is entitled to receive a lump-sum payment, which may be received in full or used to purchase an annuity from a third party, based solely on the amounts contributed by such participant. System 2000 Participants receive periodic account statements similar to those of defined contribution plans showing their accrued balances. System 2000 Participants do not benefit from any employer contributions. Instead, employer contributions with respect to System 2000 Participants are used to reduce the accumulated unfunded pension benefit obligation of the Employees Retirement System.

System 2000 is not a separate plan as there are no separate accounts for System 2000 Participants. Contributions received from System 2000 Participants are pooled and invested by the Employees Retirement System together with the assets corresponding to the defined benefit structure. Thus, future benefit payments under the original defined benefit structure and System 2000 will be paid from the same pool of assets of the Employees Retirement System.

The Teachers Retirement System is a trust created by Act No. 91 of March 29, 2004 (“Act 91 of 2004”), which superseded Act No. 218 of May 6, 1951, and is a defined benefit pension plan. The Judiciary Retirement System is a trust created by Act No. 12 of October 19, 1954 and is also a defined benefit pension plan.

The Retirement Systems are funded principally by contributions made by employers (the Commonwealth, public corporations and municipalities) and employees, as well as investment income.

Covered Employees. The Employees Retirement System covers substantially all employees of the departments and agencies of the Commonwealth, all members and regular employees of the Legislative Branch, and all employees of the public corporations (other than the University of Puerto Rico or the Electric Power Authority) and municipalities, except for those employees that are covered by the other two Retirement Systems. The Judiciary Retirement System only covers judges.

The Teachers Retirement System covers public school teachers and certain private school teachers, as well as teachers working in administrative positions. Act 91 of 2004 establishes that: (i) the Teachers Retirement System’s active employees as of March 29, 2004 (not public school teachers or other Department of Education employees) have the option to participate in the Teachers Retirement System or in the Employees Retirement System; (ii) persons hired by the Teachers Retirement System after the approval of the new law may only become members of the Teachers Retirement System, (iii) active teacher employees of the Department of Education are members of the Teachers Retirement System, and (iv) licensed teachers working in private schools or other educational organizations may elect to become members of the Teachers Retirement System as long as the required employer and employee contributions are satisfied. As of December 6, 2011, there were no teachers from private schools or other educational institutions participating in the Teachers Retirement System.

The Commonwealth central government (consisting of department and agencies) is not the only employer participating in the Employees Retirement System. The municipalities and most public corporations participate as employers as well with respect to their employees. However, the assets contributed by the Commonwealth central government and all other employers are invested together and not otherwise segregated. As of June 30, 2011, the central government was responsible for making contributions with respect to 82,554 active members of the Employees Retirement System, or 60.7% of total active members (consisting of 19,230 Act 447 Participants, 33,347 Act 1 Participants and 29,977 System 2000 Participants). Municipalities were responsible for 32,264, or 23.7%, active members, and public corporations were responsible for 21,154, or 15.6%, active members.

Funding Requirements. The Commonwealth central government is responsible for approximately 59% of total employer contributions to the Employees Retirement System, and the other 41% is the responsibility of public corporations and municipalities. The Commonwealth central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the Retirement Systems and required contributions to the Retirement Systems by employers and employees are determined by law rather than by actuarial requirements. The Commonwealth is ultimately responsible for any funding deficiency with respect to central government employees in the three Retirement Systems.

As of July 1, 2011, after the adoption of Act 116, the statutory employer contribution for the Employees Retirement System increased from a minimum of 9.275% to a minimum of 10.275% of covered payroll. Covered payroll is the compensation regularly paid to active employees on which contributions to the retirement systems are computed and is generally equivalent to their annual salary. The employer contribution rate of 9.275% had been in effect since February 1990. Act 447 requires that employer contributions cover the difference between (i) the benefits provided by the System, plus administrative costs, and (ii) the contributions that employees are required to make to the System. This requirement, however, has not been adhered to and the level of employer contributions has been limited to the minimum statutory rate.

Required employee contributions for the Employees Retirement System vary according to how the individual employee’s retirement benefits are coordinated with social security benefits.

As of July 1, 2011, after the adoption of Act 114, the statutory employer contribution for the Teachers Retirement System increased from 8.5% to 9.5% of covered payroll. The statutory employee contribution for the Teachers Retirement System is 9.0% of covered payroll. For the Judiciary Retirement System, the employer contribution is 30.34% of covered payroll and 8% for the employees. The employer contribution rate for the Judiciary Retirement System increased from 20.0% to 30.34% of payroll as of July 1, 2008.

Benefits and Special Benefits. Each Retirement System provides basic benefits principally consisting of a retirement annuity and death and disability benefits (collectively referred to herein as “Basic System Pension Benefits”). Each also administers benefits granted under various special laws that have provided additional benefits for the retirees and beneficiaries (collectively referred to herein as “System Administered Pension Benefits”). The System Administered Pension Benefits include, among other things, additional minimum pension, death and disability benefits, ad-hoc cost-of-living adjustments and summer and Christmas bonuses.

The System Administered Pension Benefits are funded on a pay-as-you-go basis by the Commonwealth from the General Fund or by the participating public corporation and municipalities. These benefits are not an obligation of the respective Retirement Systems. Except for the System Administered Pension Benefits corresponding to former employees of municipalities and public corporations, which are obligations of the municipalities and public corporations, most of the funds used to cover these benefits are required to be paid by the Commonwealth through annual appropriations from the General Fund. Historically, however, the Retirement Systems have made current payments of System Administered Pension Benefits to participants but the costs of these pension benefits have not been recouped by the Retirement Systems in full and on a timely basis from the Commonwealth and the participating public corporations and municipalities.

Through June 30, 2004, the Teachers Retirement System had paid $119.6 million from its resources to cover System Administered Pension Benefits that should have been received from the Commonwealth through annual appropriations. On May 31, 2004, the Teachers Retirement System made a claim to OMB to collect this amount. OMB disputed the Teachers Retirement System’s interpretation of certain System Administered Pension Benefit laws to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such benefits paid. During 2009, the Department of Education paid $12.2 million that was part of the amounts claimed to OMB. On April 23, 2010, OMB and the Teachers Retirement System settled the remaining claim for $53.8 million, to be paid in five equal installments of $10.8 million during the five fiscal years starting in fiscal year 2011. In July 2011, the Teachers Retirement System received the second installment.

The Employees Retirement System is also seeking reimbursement from the Commonwealth, the municipalities and public corporations in the amount of approximately $78 million, $24 million and $40 million, respectively, for cumulative System Administered Pension Benefits paid to its beneficiaries through June 30, 2011.

Composition and Market Value of Investment Portfolios. As of June 30, 2011, the market value of the Employees Retirement System’s investment portfolio was $4.224 billion (unaudited), compared to $4.138 billion as of June 30, 2010. As of June 30, 2011, the investment portfolio was comprised of approximately 31.4% of U.S. domestic and international equity investments, 24.5% of fixed income securities, 30.5% of internally managed mortgage and personal loans portfolio, 12.0% of short-term cash equivalents, and 1.6% of other investments. As of September 30, 2011, the market value of the Employees Retirement System’s investment portfolio was $4.046 billion. The decrease in value of the investment portfolio since June 30, 2011 principally reflects market fluctuations and the continued use of investment portfolio assets to pay current benefits.

As of June 30, 2011, the market value of the Teachers Retirement System’s investment portfolio was $2.338 billion (unaudited), compared to $2.157 billion as of June 30, 2010. As of June 30, 2011, the investment portfolio was comprised of approximately 51.9% of U.S. domestic and international equity investments, 26.3% of fixed income securities, 17.5% of internally managed mortgage and personal loans portfolio, 3.1% of short-term cash equivalents, and 1.1% of other investments. As of September 30, 2011, the market value of the Teachers Retirement System’s investment portfolio was $2.123 billion. The decrease in value of the investment portfolio since June 30, 2011 principally reflects market fluctuations and the continued use of investment portfolio assets to pay current benefits.

As of June 30, 2011, the market value of the Judiciary Retirement System’s investment portfolio was $60.6 million (unaudited), compared to $80.5 million as of June 30, 2010. As of June 30, 2011, the investment portfolio was comprised of approximately 31.9% of U.S. domestic and international equity investments, 59.3% of fixed income securities, 1.2% of internally managed mortgage and personal loans portfolio, and 7.6% of short-term cash equivalents. As of September 30, 2011, the market value of the Judiciary Retirement System’s investment portfolio was $65.9 million.

Actuarial Valuations of the Retirement Systems. Historically, each of the Retirement Systems has conducted an actuarial valuation as of the end of every two fiscal years. However, due to the deterioration of the funding status of the Retirement Systems, each of the Retirement Systems began conducting annual actuarial valuations effective June 30, 2009. As of December 6, 2011, the latest actuarial valuations were conducted by Milliman Inc., a firm of independent consulting actuaries, as of June 30, 2010.

The purpose of an actuarial valuation is to calculate the actuarial accrued liability of each of the Retirement Systems, which estimates on the basis of demographic and economic assumptions the present value of the benefits that each of the Retirement Systems will pay to its retired members and active members upon retirement. The actuarial valuations are performed in accordance with generally recognized and accepted actuarial principles and practices. The actuarial valuation compares the actuarial accrued liability with the actuarial value of assets and any excess of that liability over the assets represents an unfunded actuarial accrued liability (“UAAL”) of the applicable Retirement System. In the case of the actuarial valuations of the Retirement Systems, the actuarial value of assets is equal to the market value of assets (net of liabilities). An actuarial valuation will also express the percentage that a Retirement System is funded through a “Funded Ratio” which represents the quotient obtained by dividing the actuarial value of assets of the Retirement System by the actuarial accrued liability of the Retirement System. An actuarial valuation will also state an actuarially recommended contribution rate, which is a recommended rate of covered payroll that consists of two components: (1) normal cost, which generally represents the portion of the present value of retirement benefits that are allocable to active members’ current year service, and (2) an amortized portion of the UAAL. The amount that the Commonwealth and other participating entities actually contribute to the Retirement Systems is determined by statute and does not follow the recommendations of the actuaries. If additional employer contributions were to be made, they would have to be included in the Governor’s budget request and approved by the Legislature.

To calculate the actuarial accrued liability of each of the Retirement Systems, the actuarial valuations use several actuarial assumptions. Some examples of these assumptions include an expected rate of return of assets, age of retirement of active members, future pay increases for current employees, assumed rates of disability and post-employment life expectancies of retirees and beneficiaries. If the experience of the Retirement Systems is different from these assumptions, the UAAL of the Retirement Systems may increase or decrease to the extent of any variances. The actual return of assets of each of the Retirement Systems during fiscal year 2009 was significantly lower than the assumed investment return utilized to prepare the actuarial accrued liability. The actual return of assets of each of the Retirement Systems for fiscal years 2010 and 2011, however, was higher than the assumed investment return used to prepare the actuarial valuations as of June 30, 2010. The Retirement Systems expect that the assumed investment return to be used in the actuarial valuations as of June 30, 2011, which were being prepared as of December 6, 2011, will be lower than the assumed investment return used in the actuarial valuations as of June 30, 2010, which in turn will cause an increase in the UAAL.

The actual rate of return on assets of the Retirement Systems depends on the performance of their respective investment portfolios, which can vary materially from the expected rates of return assumed in the actuarial valuations. The investment portfolios of the respective Retirement Systems can be volatile. The value of the securities in the investment portfolios can dramatically change from one fiscal year to the next, which could, in turn, cause substantial increases or decreases in the net assets of the Retirement Systems, which directly impacts the UAAL. For fiscal year 2009, the annual rates of return of the assets of the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System were negative 10.0%, negative 16.0% and negative 18.2%, respectively, contributing to the increase in the UAAL of the Retirement Systems between fiscal year 2007 and fiscal year 2009. For fiscal year 2010, the year-end return of the assets of the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System was 8.7%, 12.5% and 12.7%, respectively. For fiscal year 2011, the year-end return of the assets of the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System was 16.3%, 22.5% and 20.5%, respectively.

Based on the current funding requirements of the Retirement Systems, the UAAL of the Retirement Systems will continue to increase indefinitely into the future instead of being amortized and future scheduled contributions at the current funding rates will not be sufficient to make future benefit payments when due.

Additional funding from the Commonwealth will ultimately be necessary to cover such unfunded obligation. It is estimated that the Commonwealth would be responsible for approximately 64% of any such funding deficiency of the Employees Retirement System and approximately 74% of the combined funding deficiency of the Retirement Systems, with the balance being the responsibility of the municipalities and participating public corporations.

Funding Shortfalls. For several fiscal years, actual employer and employee contributions to each of the Retirement Systems have been lower than annual Basic System Pension Benefits payments and administrative expenses. These shortfalls in contributions over the amounts required to pay Basic System Pension Benefits and expenses are referred to herein as “funding shortfalls.” The funding shortfalls, however, do not reflect the actual cash flow position of the Retirement Systems, which is affected, among other things, by their investment and financing activities. One type of investment that has particularly contributed to the deterioration of the Retirement Systems’ actual cash position has been the increase in personal loans to their members.

On August 8, 2011, the Board of Trustees of the Employees Retirement System adopted a new regulation regarding the rules relating to the concession of personal loans to its members, which, among other changes, lowers the maximum amount of those loans from $15,000 to $5,000. This change is expected to improve gradually the Employees Retirement System’s liquidity. For a description of other measures taken to improve the liquidity of the Employees Retirement System, see “Overview of Economic and Fiscal Condition—Fiscal Condition—Unfunded Pension and Non-Pension Post-Employment Benefit Obligations and Funding Shortfalls of the Retirement Systems.”

The Retirement Systems have been forced to cover the funding shortfalls with investment income, loans from financial institutions and various non-recurring sources of funds. In some fiscal years, the funding shortfall has also exceeded the investment income of the Retirement Systems, causing the Systems’ assets to decline and adversely affecting the funded status.

Besides using investment income to cover benefit payments, the Employees Retirement System has covered some of its historical funding shortfalls with the sale of investment portfolio assets and proceeds of loans from the Treasury Department or other financial institutions, some of which have been collateralized with the System’s assets. During 2008, the Employees Retirement System issued approximately $2.9 billion of Senior Pension Funding Bonds (the “Pension Bonds”), for which repayment the Employees Retirement System pledged all employer contributions made after the issuance of the bonds. The Pension Bonds increased the funds of the Employees Retirement System available to pay pension benefits. Although the original expectation was that the Employees Retirement System’s investment earnings on the proceeds of the Pension Bonds would exceed the cost of the debt, the Employees Retirement System’s investment earnings on the proceeds of the Pension Bonds have in fact been lower than the cost of the Pension Bonds. As a result of market declines since the issuance of the Pension Bonds, the market value of some of the investments made with Pension Bonds proceeds is below their original cost. Thus, through December 6, 2011, the Pension Bonds transactions had negatively affected the UAAL of the Employees Retirement System.

The Employees Retirement System anticipates that, based on the current contributions and benefit structure, its future cash flow needs for disbursement of benefits to participants, administrative expenses and debt service are likely to continue to exceed the sum of the employer and employee contributions received and its investment and other recurring income. For fiscal year 2012, the Employees Retirement System expects to have a funding shortfall (after payment of debt service on the Pension Bonds) of $741 million and this negative trend is expected to continue. Based on the Employees Retirement System’s funding and disbursement projections as of June 30, 2010 (which reflect continued funding shortfalls) and other assumptions, the actuarial valuation as of June 30, 2010 states that the System is being rapidly disfunded and projects that its net assets (total assets minus the Pension Bonds and other liabilities) will be depleted by fiscal year 2014 and its gross assets will be depleted by fiscal year 2019. This means that during the period from fiscal year 2014 through fiscal year 2019, benefits are expected to be paid from the proceeds of the Pension Bonds, and that after depletion of the gross assets, there would be no funds remaining to pay pension benefits or debt service on the pension obligation bonds. As a result of the increases in employer contributions adopted in July 2011, the Administrator of the Retirement Systems projects that the period before depletion of the assets will be extended by three to four years.

The Teachers Retirement System has also covered funding shortfalls during the prior five fiscal years through the sale of investment portfolio assets. For fiscal year 2012, the Teachers Retirement System expects to have a funding shortfall of approximately $287 million, and this negative trend is expected to continue. Based on the Teachers Retirement System’s funding and disbursement projections as of June 30, 2010 (which reflect continued funding shortfalls) and other assumptions, the actuarial valuation as of June 30, 2010 states that the System is being gradually disfunded and projects that its net and gross assets will be depleted by fiscal year 2020. As a result of the increases in employer contributions adopted in July 2011, as described below, the Administrator of the Retirement Systems projects that the period before depletion of the assets will be extended by three to four years.

The Judiciary Retirement System has also experienced funding shortfalls during the last five fiscal years and has used investment income to cover some of these shortfalls. For fiscal year 2012, the Judiciary Retirement System expects to have a funding shortfall of approximately $8.5 million, and this negative trend is expected to continue. Based on the Judiciary Retirement System’s funding and disbursement projections as of June 30, 2010 (which reflect continued funding shortfalls) and other assumptions, the actuarial valuation as of June 30, 2010 states that the System is being disfunded and projects that its net and gross assets will be depleted by fiscal year 2018.

The estimated years for depletion of the assets stated above could vary depending on how actual results differ from the assumptions used in the actuarial valuations, as well as based on any future changes to the contribution and benefits structures of the Retirement Systems.

The consulting actuaries have recommended that the funding requirements of the Retirement Systems be significantly increased in light of (i) the expected negative net cash flows and exhaustion of plan assets, (ii) the forecasted decrease in funded status, and (iii) the actuarially recommended contributions which significantly exceed actual employer contributions.

Factors That Have Contributed to Deterioration in Financial Solvency of the Employees Retirement System. On June 30, 2010, the Employees Retirement System and GDB, as fiscal agent, retained Conway MacKenzie, Inc (“CMI”), a financial advisory firm, to identify and analyze key events and decisions that have contributed to the current financial crisis of the Employees Retirement System, including the deterioration of its funded ratio. CMI issued its report in October 2010. In its report, CMI identified the following five factors as fundamental in the deterioration of the financial health of the Employees Retirement System: (i) historical inadequate funding procedures, (ii) special laws, (iii) early retirement programs, (iv) personal loans, and (v) the 2008 issuances of Pension Bonds.

The report reviews the historical funding levels of the Employees Retirement System and concludes that the Employees Retirement System has been underfunded since its inception in 1951, essentially as a result of statutory funding rates that fall below actuarially determined contribution rates. In addition to inadequate annual contributions, CMI notes that investment returns and other recurring income have been insufficient to cover annual benefit payments and operating expenses, resulting in cash flow shortfalls that have forced the Employees Retirement System to liquidate plan assets.

CMI also identified the enactment of numerous special laws, which have granted incremental retirement benefits to participants beyond those provided by Act 447 and Act 1 of 1990, as having exacerbated the deteriorating financial condition of the Employees Retirement System. Many special laws were adopted without the Government securing a viable, long-term source of funding for such additional benefits, including the adoption of special laws during periods when the Government was incurring budgetary deficits. As a result, the

Employees Retirement System was forced to fund the benefits granted under these special laws, resulting in significant past-due receivables from the Commonwealth and participating public corporations and municipalities.

The adoption of several early retirement programs is also identified as having affected the financial solvency of the Employees Retirement System. These programs were adopted in order to reduce the size of the public workforce and thereby decrease payroll costs. These programs, however, were generally not accompanied by up-front funding of the associated retirement costs and had a negative cash flow impact on the Employees Retirement System as the System funded early retirement benefits without timely reimbursement from the Commonwealth or sponsoring public corporation or municipality. In addition, the CMI report notes that it appears that many of these programs did not ultimately result in their intended goals of reducing the size of the public workforce.

Another factor identified by CMI as having contributed to the deterioration of the Employees Retirement System was the adoption in 2007 of an increase in the maximum loan balance for personal loans to members, from $5,000 to $15,000. This increase has resulted in a significant cash flow drain to the Employees Retirement System, amounting to approximately $600 million during the last four fiscal years. Although the loans are secured by the employee contributions and collected through payroll withholdings, the significant cash flow to provide personal loans has required the liquidation of plan assets. As a result, a significant percentage of the Employees Retirement System’s assets are now invested in personal loans that are illiquid investments. As noted above, a new regulation adopted on August 8, 2011 by the Board of Trustees of the Employees Retirement System reverses this change going forward.

The CMI report also addressed the 2008 issuances of approximately $2.9 billion in Pension Bonds. The Pension Bonds were issued with the intent of increasing the funds available to the Employees Retirement System to pay benefit obligations and to reduce the UAAL. The Employees Retirement System expected to achieve these goals by investing the proceeds of the Pension Bonds at a higher return than the cost of the debt, thereby achieving a positive arbitrage. However, CMI found that potential risks were not thoroughly or properly analyzed. In fact, as of December 6, 2011, the investment of the Pension Bonds proceeds had resulted in a negative arbitrage as the Pension Bonds had been costing the System more than what it was earning on the investment proceeds. Thus, through December 6, 2011, the transactions had worsened the funded ratio of the Employees Retirement System.

Finally, the CMI report addresses governance deficiencies and states that many of the measures described above, and in particular the issuances of Pension Bonds, were adopted and implemented without conducting any rigorous analysis of their impact on the financial condition of the Employees Retirement System and the risks associated with the measures. The report concludes that immediate and dramatic changes to the structure of the Employees Retirement System are necessary to avoid full depletion of the System’s net assets in the near future, as discussed above.

Impact of Funding Shortfall on the Commonwealth. The Commonwealth and other participating employers are ultimately responsible for any funding deficiency in the Retirement Systems. The depletion of the assets available to cover retirement benefits will require the Commonwealth and other participating employers to cover such funding deficiency. Due to its multi-year fiscal imbalances previously mentioned, however, the Commonwealth has been unable to make the actuarially recommended contributions to the Retirement Systems. If the Commonwealth fails to take action to address the retirement systems’ funding deficiency, the continued use of investment assets to pay benefits as a result of funding shortfalls and the resulting depletion of assets could adversely affect the ability of the Retirement Systems to meet the rates of return assumed in the actuarial valuations, which could in turn result in an earlier depletion of the Retirement Systems’ assets and a significant increase in the unfunded actuarial accrued liability. Ultimately, since the Commonwealth’s General Fund is required to cover a significant amount of the funding deficiency, the Commonwealth would have difficulty funding the annual required contributions unless it implements significant reforms to the retirement systems, obtains additional revenues, or takes other budgetary measures.

Efforts to Address Cash Flow Shortfall and Improve Funding Ratio. The Retirement Systems are evaluating measures to improve the financial solvency of the Retirement Systems. In order to maintain the long-term fiscal integrity of the Retirement Systems and their ability to pay required benefits to their members, a combination of some or all of the following will be required: (i) a substantial increase in contributions by the Commonwealth and the participating employers, and (ii) actions resulting in changes to liabilities of the Retirement Systems. Because of the multi-year fiscal imbalances mentioned above, the Commonwealth has been unable to make the actuarially recommended contributions to the retirement systems.

In March 2010, the Governor established a special commission to make recommendations for improving the financial solvency of the Retirement Systems. The Commission issued its report on October 21, 2010. The Commission’s report does not make a consensus set of recommendations for addressing the financial solvency of the Retirement Systems, but rather discusses the principal recommendations made by different members of the Commission in the following areas: (i) employer and employee contributions, (ii) benefit structure, (iii) retirement age, (iv) benefits under special laws, (v) early retirement programs, (vi) mortgage loans and personal loans, and (vii) governance structure. All members of the Commission agreed that there has to be an increase in employer contributions, while some members also recommended an increase in employee contribution rates. One of the proposals was that employer contribution rates be increased by 1% of payroll per year for the next 10 to 15 years. In the benefits areas, the recommendations included various proposals to reduce or limit benefits, such as eliminating merit pensions, establishing caps on benefits, increasing the retirement age in order to receive full benefits and modifying or eliminating some benefits granted under special laws. Some members of the Commission also recommended prohibiting all future early retirement programs unless they are actuarially positive to the Retirement Systems. In order to address the liquidity position of the Retirement Systems, various members of the Commission recommended eliminating the loan programs or restricting their use. Various members also commented that improvements to the governance structure of the Retirement Systems was necessary, as it appeared that in the past governance had not been as rigorous as it should have been. Other recommendations included increasing penalties for late payments by participating employers and creating other dedicated revenue sources for the Retirement Systems, such as a special lottery drawing or a special tax on government contractors.

The administration assigned to a task force headed by the Secretary of Labor the evaluation of the Commission’s recommendations. As a result of the Commission’s report and the Government’s analysis, the Governor submitted various bills to the Legislative Assembly to address in part the retirement systems’ financial condition. One of such bills was enacted as Act Act 96. On June 23, 2011, in accordance with Act 96, $162.5 million of funds on deposit in the Corpus Account of the Puerto Rico Infrastructure Development Fund were contributed to the Employees Retirement System and invested in capital appreciation bonds issued by COFINA maturing annually on August 1, 2043 through 2048 and accreting interest at a rate of 7%. The principal amount of the COFINA bonds are expected to grow to an aggregate amount of approximately $1.65 billion at their maturity dates.

Another bill submitted by the Governor was enacted as Act 114 and Act 116. These Acts provide an increase in employer contributions to the Employee Retirement System and the Teachers Retirement System of 1% of covered payroll in each of the five fiscal years following passage of the Acts and by 1.25% of covered payroll in each of the following five fiscal years. As a result of these increases, the Employee Retirement System and the Teachers Retirement System would receive approximately $36 million and $14 million, respectively, in additional employer contributions during fiscal year 2012, and the additional employer contributions are projected to increase gradually each fiscal year (by an average aggregate increase of $71 million per fiscal year) to approximately $494 million and $195 million, respectively, by fiscal year 2021. The additional employer contributions for fiscal year 2012 have been included in the approved budget for such fiscal year. With respect to the increases in the employer contributions corresponding to the municipalities, Act 116 provides that the increases for fiscal years 2012, 2013 and 2014 will be paid for by the Commonwealth from the General Fund budget, representing approximately $6.3 million, $12.8 million and $19.7 million in fiscal years 2012, 2013 and 2014, respectively. The Government expects that the portion of the additional employer contributions under

Act 114 and Act 116 corresponding to employees whose salaries are reimbursed to the Commonwealth by the Federal government under various programs will also be received from the Federal government and thus will not be an additional burden on the General Fund. As of December 6, 2011, the Government was evaluating what portion of the additional employer contributions it expects to recover from the Federal government under such programs.

Because of the Commonwealth’s current budgetary constraints and the significant underfunding of the Retirement Systems discussed above, however, improving the financial solvency of the Retirement Systems will require the adoption of other measures mentioned above and it will take several years before a significant improvement is achieved. The financial situation of the Retirement Systems presents a budgetary challenge to the Commonwealth. The required increase in employer contributions may have an adverse impact on the Commonwealth’s budgetary situation.

A fourth bill with respect to the Employees Retirement System was enacted as Act No. 196 of September 18, 2011, which authorized the Employees Retirement System to sell or pledge personal and mortgage loans in its portfolio. This bill also set up a loan program for members of the Employees Retirement System through certain financial institutions, while also limiting the amount of employee contributions that a member can pledge as collateral for a loan.

In addition to these measures, on August 8, 2011, the Board of Trustees of the Employees Retirement System adopted a new regulation regarding the rules relating to the concession of personal loans to its members, which, among other changes, lowered the maximum amount of those loans from $15,000 to $5,000. This change is expected to improve gradually the Employees Retirement System’s liquidity.

On July 2, 2010, the Government enacted Act 70, which is designed to reduce Government expenditures by providing a voluntary early retirement window for central government employees. At the same time, Act 70 is expected to have a positive actuarial impact on the UAAL of the Employees Retirement System and the Teachers Retirement System. Under Act 70, central government employees meeting certain years of service criteria who opted for early retirement by January 14, 2011 receive a higher pension benefit rate than they would otherwise be entitled to receive based on their years of service, but such pension rate is lower than what they would have been entitled to if they had waited to meet the full vesting requirements. Pursuant to Act 70, the Commonwealth, as employer, will continue making the applicable employer contributions to the Employees Retirement System and the Teachers Retirement System, as well as make payments to cover the annuity payments to the employees opting for the early retirement window, until both the years of service and age requirements for full vesting would have occurred, at which time the applicable Retirement System will continue making the annuity payments. As of September 30, 2011, approximately 3,373 employees participated in the benefits provided by Act 70.

Post-Employment Benefits Other Than Pensions

In addition to the pension benefits, the Commonwealth provides non-pension post-employment benefits that consist of a medical insurance plan contribution for retired employees meeting the service credit eligibility requirements. These benefits are administered by the Retirement Systems. The medical insurance plan contribution is a payment of up to $100 per month to the eligible medical insurance plan selected by the retiree or disabled member.

The Commonwealth funds these post-employment benefits on a “pay-as-you-go” basis from the General Fund, which means that the Commonwealth does not pre-fund, or otherwise establish a reserve or other pool of assets against the medical insurance plan contribution expenses that the Commonwealth may incur in future years. As of December 6, 2011, the Commonwealth reported that for fiscal year 2011, the Commonwealth paid $123.4 million for these benefits for the eligible retirees of the Retirement Systems (including retirees of public corporations and municipalities, which are also paid for by the Commonwealth). For fiscal year 2012, these benefits are expected to amount to $138.9 million.

According to actuarial valuations, as of June 30, 2010, the UAAL of these benefits for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System were $1,646 million, $694 million and $6 million, respectively.

BUDGET OF THE COMMONWEALTH

Budgetary Process

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by OMB, in coordination with the Planning Board, the Treasury Department, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that “The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law.”

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor’s recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor’s objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor’s veto. If a budget is not adopted prior to the commencement of a fiscal year, the budget for such fiscal year shall be the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor until a new budget is approved. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

Appropriations

For fiscal year 2011, approximately 25% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, mandated funding for the Judicial Branch, rent payments to PBA, and debt service on the direct debt of the Commonwealth. This proportion was expected to remain stable in fiscal year 2012.

For fiscal year 2009, over 64% of the controllable funds portion of the General Fund was committed for the payment of the central government payroll (not including the University of Puerto Rico and the Judicial Branch). In fiscal year 2011 and 2012, the Commonwealth decreased this proportion to an average of 56% due mainly to the savings in operational expenses from the implementation of the Fiscal Plan.

LITIGATION

General. The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of June 25, 1955, as amended (“Act 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act 104 for damages up to a maximum amount of $75,000, or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action.

Under certain circumstances, as provided in Act No. 9 of November 26, 1975, as amended, the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under the Act in cases in federal court, but in all other cases the Puerto Rico Secretary of Justice may determine whether, and to what extent, the Commonwealth will assume payment of such judgment.

With respect to pending and threatened litigation, excluding the litigation mentioned in the following paragraphs, as of June 30, 2010, the Commonwealth had included in its financial statements reported liabilities of approximately $421 million for awarded and anticipated unfavorable judgments. Such amount represents the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The amounts claimed exceed $7 billion; however, as of December 6, 2011, the ultimate liability could not be determined. The Commonwealth believes that the claims are excessive and that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

Recovery of Medicaid Funds. The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the U.S. District Court for the District of Puerto Rico, by certain Federally Qualified Health Centers (“FQHC”) seeking to recover from the Commonwealth approximately $800 million in Medicaid wraparound payments which the Department of Health failed to make since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must make Medicaid “wraparound” payments to the health centers to cover the difference between the reimbursement they are owed and what they are paid by managed care organizations. The Court of Appeals of Puerto Rico, however, upheld a partial ruling allowing the Commonwealth to deduct from the payments due to the FQHCs certain grants received by these centers from the federal government. As of December 6, 2011, attorneys in the case filed in Commonwealth court were trying to determine the amounts due to FQHCs thereunder.

With respect to the federal case, in February 2005, the U.S. Court of Appeals (First Circuit) upheld a preliminary injunction issued by the U.S. District Court for the District of Puerto Rico requiring the Commonwealth to make Medicaid “wraparound” payments to the health centers. In December 2008, the U.S. Court of Appeals determined that the U.S. District Court erred when it vacated the preliminary injunction entered against two of the FQHCs and determined that the Department of Health had met its obligations to establish and implement a payment system for FQHCs in compliance with the federal Medicaid statute. The U.S. Court of Appeals reversed the District Court’s order vacating the preliminary injunction and remanded the case for further proceedings.

As of December 6, 2011, the Court had recently entered a preliminary injunction as to the remaining 15 health centers, and had granted a request by the Department of Health for Eleventh Amendment sovereign immunity. The plaintiff FQHCs immediately filed an appeal regarding the issue of Eleventh Amendment sovereign immunity.

Meanwhile, the Department of Health filed a counter appeal regarding the Court’s interpretation of certain components of the wraparound formula that must be used under the preliminary injunction to calculate wraparound payments owed to the plaintiffs. The Department has already made approximately $12 million in uncontested wraparound payments owed under the injunction. However, the Court granted the Department’s request for a stay pending appeal regarding payment of an additional $14.5 million that is owed under the Court’s wraparound formula. This sum has been consigned with the Court pending appeal, but may have to be increased to reflect the difference between the amounts owed under the Court’s formula and the Department’s formula since the consignment.

As of June 30, 2010, the Commonwealth had accrued $280 million in its financial statements for this legal contingency.

Special Education Students. The Commonwealth is also a defendant in a class action presented in 1980 by parents of special education students before Commonwealth courts alleging that the Puerto Rico Department of Education had failed to provide legally required special education and related services. In February 2002, the court issued a judgment approving the stipulations reached by the parties regarding the manner in which special education services should be provided. Since December 2002, the Department of Education has paid fines for not complying with the stipulations reached. The fines were originally set in the amount of $1,000 daily, and were raised to $2,000 daily in January 2006. In February 8, 2010, the court issued a resolution advancing its intention to establish a new scheme of fines ranging from $0.25 to $0.75 daily per registered student. As of February 2010, there were 121,339 students registered in the Special Education Program. The resolution also creates a new scheme of monitoring compliance with the stipulations, including the added participation of 12 experts (each party has the right to designate 2 experts) in 6 areas of expertise. The monitoring scheme began on July 1, 2010.

The February 2002 judgment only disposed of the injunctive relief sought by plaintiffs. As of December 6, 2011, still pending before the court were the claims for damages regarding the failure to provide adequate services. In 2005, the Court of First Instance denied damages for the class as a whole. The plaintiffs appealed the decision and, in October 2005, the Court of Appeals decided that there could be no general damages award, but that every member of the class must come forward and prove their individual damages within this case. Assuming the Court grants damages to the plaintiffs, the Commonwealth estimates that each plaintiff could receive at least $5,000. Based on a current enrollment of 120,000 students, the total award could amount to at least $600 million. The Commonwealth has indicated that it plans to defend vigorously each case.

The plaintiffs approached the Commonwealth to inquire about its disposition to reach a settlement agreement regarding the damages phase. At the Commonwealth’s request, the plaintiffs submitted a settlement offer. Settlement conversations stopped after the parties reached an impasse during negotiations.

As of June 30, 2010, the Commonwealth had accrued $600 million in its financial statements for this legal contingency.

Other. The Commonwealth and various component units are defendants in other lawsuits alleging violations of civil rights, breach of contract, and other damage claims. Preliminary hearings and discovery proceedings are in progress. No provision for any liability that may result upon adjudication of these lawsuits has been recognized by the Commonwealth. The Commonwealth has indicated that it believes that the ultimate liability, if any, would not be significant.

APPENDIX D

Western Asset Management Company

Proxy Voting Policies and Procedures

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

July 1, 2012

Prospectus

Western Asset

Emerging Markets Debt

Fund

Class : Ticker Symbol

A	: LWEAX
R1
C	: LWECX
FI	: LMWDX
R
I	: SEMDX
IS: LWISX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2	Western Asset Emerging Markets Debt Fund

Investment objective

The fund seeks to maximize total return.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 25 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 69 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (fees paid directly from your investment)
	Class A	Class R1	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price) (%)	4.25	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time) (%)	Generally, none	1.00	1.00	None	None	None	None
Small account fee[1]	$15	$15	$15	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class R1	Class C	Class FI	Class R	Class I	Class IS
Management fees	0.75	0.75	0.75	0.75	0.75	0.75	0.75
Distribution and service (12b-1) fees	0.25	1.00	0.70	0.25	0.50	None	None
Other expenses	0.40	0.40[2]	0.53	0.25	0.40[2]	0.25	0.20[2]
Total annual fund operating expenses	1.40	2.15	1.98	1.25	1.65	1.00	0.95
Fees waived and/or expenses reimbursed[3]	(0.15)	(0.15)	(0.28)	(0.05)	(0.15)	(0.05)	(0.15)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.25	2.00	1.70	1.20	1.50	0.95	0.80

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” for Class R1, R and IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.25% for Class A shares, 2.00% for Class R1 shares, 1.70% for Class C shares, 1.20% for Class FI shares, 1.50% for Class R shares, 0.95% for Class I shares and 0.80% for Class IS shares. These arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Western Asset Emerging Markets Debt Fund	3

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	547	836	1,145	2,021
Class R1 (with redemption at end of period)	303	659	1,141	2,470
Class R1 (without redemption at end of period)	203	659	1,141	2,470
Class C (with redemption at end of period)	273	595	1,042	2,284
Class C (without redemption at end of period)	173	595	1,042	2,284
Class FI (with or without redemption at end of period)	122	391	681	1,506
Class R (with or without redemption at end of period)	153	506	883	1,943
Class I (with or without redemption at end of period)	97	313	547	1,219
Class IS (with or without redemption at end of period)	82	288	511	1,152

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in fixed income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. The fund may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities rated below the Baa/BBB categories), or, if unrated, determined to be of comparable credit quality by a subadviser. Below investment grade securities are commonly referred to as “junk bonds.” The fund may invest up to 50% of its assets in non-U.S. dollar denominated fixed income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. The portfolio managers invest in at least three emerging market countries, which are countries that, at the time of investment, are represented in the JPMorgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle- or low-income. The fund may invest in securities of any maturity. The portfolio managers attempt to maintain the dollar-weighted average effective duration of the fund’s portfolio, as estimated by the fund’s subadvisers, within a range of 20% (above or below) of the duration of the JPMorgan Emerging Markets Bond Index Global.

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including credit default swaps and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments without limit. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives.” These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

4	Western Asset Emerging Markets Debt Fund

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected by the countries experiencing the difficulties. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Credit default swap contracts involve special risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the fund.

Foreign securities and emerging market risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities.

Risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Western Asset Emerging Markets Debt Fund	5

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations.

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Risk of investing in fewer issuers. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a small number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its investment objective.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector, country or region, or about interest rates, is incorrect.

These risks are discussed in more detail later in this Prospectus or in the SAI.

6	Western Asset Emerging Markets Debt Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class I shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Total returns (before taxes) (%)

Best quarter (6/30/2009): 19.40 Worst quarter (12/31/2008): (12.15) The year-to-date return as of the most recent calendar quarter, which ended 03/31/2012, was 5.68.

Average annual total returns (for periods ended December 31, 2011) (%)
	1 year	5 years	10 years	Since inception	Inception date

Class I
Return before taxes	5.41	8.15	11.83
Return after taxes on distributions	3.49	5.96	7.75
Return after taxes on distributions and sale of fund shares	3.49	5.68	7.89

Other Classes (Return before taxes only)
Class A	0.50	N/A	N/A	5.58	1/13/2010
Class C	3.73	N/A	N/A	4.00	9/02/2010
JPMorgan Emerging Markets Bond Index Global (reflects no deduction for fees, expenses or taxes)[1]	8.46	8.08	11.04

[1]

For Class A shares, for the period from January 13, 2010 to December 31, 2011, the average annual total return of the JPMorgan Emerging Markets Bond Index Global was 9.72%. For Class C shares, for the period from September 2, 2010 to December 31, 2011, the average annual total return of the JPMorgan Emerging Markets Bond Index Global was 5.98%.

The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class I will vary from returns shown for Class I.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadvisers: Western Asset Management Company, Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd.

Western Asset Emerging Markets Debt Fund	7

Portfolio managers: Stephen A. Walsh, Keith J. Gardner, Matthew C. Duda and Michael C. Buchanan. Messrs. Walsh, Gardner, Duda and Buchanan have been portfolio managers for the fund since 2006. These portfolio managers work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class R1[1]	Class C2	Class FI	Class R	Class I	Class IS
General	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/None*	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/None*	N/A
IRAs	250/50	250/50	250/50	N/A	N/A	1 million/None*	N/A
SIMPLE IRAs	None/None	None/None	None/None	N/A	N/A	1 million/None*	N/A
Systematic Investment Plans	50/50	50/50	50/50	N/A	N/A	1 million/None*	N/A
Eligible Investment Programs	None/None	N/A	N/A	None/None	None/None	None/None	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None	N/A	None/None	N/A
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	None/None	None/None[2]	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	N/A3	N/A	N/A	1 million/None*	N/A
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/None	1 million/None

[1]

Class R1 shares will not be available for purchase until August 1, 2012. Once available for purchase, initial investments in Class R1 shares may be combined with existing investment amounts in Class C shares for the purposes of satisfying the initial investment minimums of Class R1 shares.

[2]

As of August 1, 2012, Class C shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C shares will continue to be available for dividend reinvestment and incoming exchanges.

[3]

Until August 1, 2012, Class C shares will be available for purchase by new or existing Other Retirement Plan investors. As of August 1, 2012, Class C shares will not be available for purchase by such investors, but will continue to be available for dividend reinvestment and incoming exchanges.

*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Tax information

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

8	Western Asset Emerging Markets Debt Fund

More on the fund’s investment strategies, investments and risks

The fund was named Western Asset Emerging Markets Debt Portfolio prior to June 30, 2012.

The fund seeks to maximize total return.

Under normal circumstances, the fund invests at least 80% of its assets in fixed income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. The fund may invest up to 50% of its assets in non-U.S. dollar denominated fixed income securities. The portfolio managers invest in at least three emerging market countries, which are countries that, at the time of investment, are represented in the JPMorgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle- or low-income.

The fund’s 80% investment policy may be changed upon 60 days’ prior notice to shareholders.

The fund’s investment strategies may be changed without shareholder approval. The fund’s investment objective may also be changed without shareholder approval and on notice to shareholders.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Maturity and duration

The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

The portfolio managers attempt to maintain the dollar-weighted average effective duration of the fund’s portfolio, as estimated by the fund’s subadvisers, within a range of 20% (above or below) of the duration of the JPMorgan Emerging Markets Bond Index Global. As of May 31, 2012, the index’s duration was approximately 7.21 years. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer). The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Credit quality

The fund may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, determined to be of comparable credit quality by a subadviser). Below investment grade securities are commonly referred to as “junk bonds.”

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the lowest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps (including credit default swaps) and warrants. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

Western Asset Emerging Markets Debt Fund	9

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to investment exposure on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

As noted above, instead of investing directly in particular securities, the fund may use derivatives, such as credit default swaps and futures contracts, synthetic instruments and other instruments that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market. The fund may use one or more types of these instruments without limit.

The fund’s subadvisers may choose not to make use of derivatives.

Fixed income securities

Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Foreign and emerging market securities

The fund may invest in both U.S. dollar and non-U.S. dollar denominated securities of foreign issuers or issuers with significant exposure to foreign markets. The value of the fund’s securities may decline because of factors affecting foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or the more limited availability of accurate information about foreign issuers, as well as factors affecting the particular issuers. The fund may invest in foreign securities issued by issuers located in emerging market countries. To the extent the fund invests in these securities, the risks associated with investments in foreign issuers will generally be more pronounced.

10	Western Asset Emerging Markets Debt Fund

More on the fund’s investment strategies, investments and risks cont’d

Sovereign debt

The fund may invest in sovereign debt, including sovereign debt issued by emerging market governmental issuers. Sovereign debt securities may include:

•	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and their political subdivisions

•	Fixed income securities issued by government-owned, controlled or sponsored entities

•	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers

•	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness

•	Participations in loans between governments and financial institutions

•

Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development

Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

Corporate debt

Corporate debt securities are fixed income securities usually issued by businesses to finance their operations. Various types of business entities may issue these securities, including corporations, trusts, limited partnerships, limited liability companies and other types of non-governmental legal entities. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or foreign companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Loans

The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the fund invests may be made to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which the fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure or are secured with collateral. In addition, loans are generally subject to liquidity risk. The fund may acquire an interest in loans by purchasing participations in and assignments of portions of loans from third parties or by investing in pools of loans, such as collateralized debt obligations as further described under “Mortgage-backed and asset-backed securities.”

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Western Asset Emerging Markets Debt Fund	11

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae (formally known as the Federal National Mortgage Association or Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The fund may invest in collateralized mortgage obligations (“CMOs”) and collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are a type of mortgage-backed security. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but may also be collateralized by whole loans or private pass-throughs (referred to as “Mortgage Assets”). Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments

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More on the fund’s investment strategies, investments and risks cont’d on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

CDOs are a type of asset-backed security. A CBO is a trust or other special purpose entity which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may also include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Like CMOs, CDOs generally issue separate series or “tranches” which vary with respect to risk and yield. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Stripped securities

Certain fixed income securities, called stripped securities, may represent the right to receive either payments of principal (called “POs”) or payments of interest (called “IOs”) on underlying pools of mortgages or on government securities. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them.

Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g. bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions.

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When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions.

Preferred stock and convertible securities

The fund may invest in preferred stock and convertible securities. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Equity securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities. Equity securities include warrants, rights, exchange traded and over-the-counter common stocks, baskets of equity securities such as exchange traded funds, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities generally have greater price volatility than fixed income securities.

Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

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More on the fund’s investment strategies, investments and risks cont’d

Forward roll transactions

The fund may engage in forward roll transactions (also referred to as mortgage dollar rolls). A forward roll transaction involves a forward commitment by the fund (see “When-issued securities, delayed delivery and forward commitment transactions”). In general, in a forward roll transaction, the fund sells a mortgage- backed security while simultaneously agreeing to repurchase a similar security from the same party (the counterparty) on a specified future date at a lower fixed price. The fund may enter into a forward roll transaction with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified date, the fund sells the security and agrees to repurchase a similar security at a later time.

An obligation to repurchase securities on a specified future date involves a risk of loss if the value of the securities that the fund is obligated to purchase declines below the purchase price prior to the repurchase date. Forward roll transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Government securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by Ginnie Mae, this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac. Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadvisers have the ability to take defensive positions, they may choose not to do so for a variety of reasons, even during volatile market conditions.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not

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purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Selection process

The portfolio managers use a “top-down” approach and allocate the fund’s investments among various emerging market countries. In allocating among different countries, the following are some of the factors the portfolio managers consider:

•	Currency, inflation and interest rate trends

•	Growth rate forecasts

•	Liquidity of markets for that country’s debt

•	Political outlook

•	Tax environment

The portfolio managers then select those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities. The fund’s subadvisers engage in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.

More on risks of investing in the fund

Market and interest rate risk. The market prices of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of

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More on the fund’s investment strategies, investments and risks cont’d their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund’s yield, may decline.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Rates of interest generated by the fund may decline due to a decrease in market interest rates.

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

The fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk bonds”. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on

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subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase fund volatility. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The absence of a central exchange or market for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Foreign securities and emerging market risk. Investments in foreign securities (including those denominated in U.S. dollars) are subject to additional risks, including economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. It may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so. In addition, the fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

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The risks of foreign investment are greater for investments in emerging markets. The fund considers a country to be an emerging market country if, at the time of investment, it is represented in the JPMorgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle or low income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Because the fund may invest a significant amount of its assets in emerging market securities, investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. An investment in emerging market securities should be considered speculative.

Currency risk. The fund may invest in securities denominated in foreign currencies, and, as a consequence, the fund’s share price and yield can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled.

Leveraging risk. The fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions, reverse repurchase agreements or forward rolls. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates. This may cause the fund’s share price to be more volatile.

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Risk of investing in fewer issuers. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a small number of issuers, the fund will be more susceptible to negative events affecting those issuers.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value.

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its investment objective.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector, country or region, or about interest rates, is incorrect.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of March 31, 2012, LMPFA’s total assets under management were approximately $185.7 billion.

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More on fund management cont’d

Western Asset Management Company (“Western Asset”) , Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset and Western Asset London, the “subadvisers”) provide the day-to-day portfolio management of the fund as subadvisers.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset London was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Asset Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145.

Western Asset London and Western Asset Singapore provide certain subadvisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. Western Asset London generally manages global and non-U.S. dollar fixed income mandates, and Western Asset Singapore generally manages Asian (other than Japan) fixed income mandates. Each office provides services relating to relevant portions of Western Asset’s broader portfolios as appropriate.

Western Asset London and Western Asset Singapore undertake investment-related activities including investment management, research and analysis, and securities settlement.

Western Asset employs a team approach to investment management that utilizes relevant staff in multiple offices around the world. For funds that permit non-U.S. or global investments, those offices add local sector investment experience as well as the ability to trade in local markets. Although the investment professionals at Western Asset London and Western Asset Singapore are responsible for the management of the investments in their local sectors, Western Asset provides overall supervision of their activities for the fund to maintain a cohesive investment management approach.

Western Asset, Western Asset London and Western Asset Singapore act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2012, the total assets under management of Western Asset and its supervised affiliates, including Western Asset London and Western Asset Singapore, were approximately $446.7 billion.

LMPFA pays the subadvisers a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset, Western Asset London or Western Asset Singapore.

LMPFA, Western Asset, Western Asset London and Western Asset Singapore are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2012, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $643.3 billion.

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh, Keith J. Gardner, Matthew C. Duda and Michael C. Buchanan. Messrs. Walsh, Gardner, Duda and Buchanan have been portfolio managers of the fund since 2006. Messrs. Walsh, Gardner, Duda and Buchanan have been employed by Western Asset in the capacity of portfolio managers for at least the past five years.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Western Asset Emerging Markets Debt Fund	21

Management fee

The fund pays a management fee at an annual rate of 0.75% of its average daily net assets.

For the fiscal year ended February 29, 2012, the fund paid LMPFA an effective management fee of 0.70% of the fund’s average daily net assets for management services, after waivers and/or reimbursements.

A discussion regarding the basis for the Board of Trustees’ (the “Board”) approval of the fund’s management agreement and subadvisory agreements is available in the fund’s Annual Report for the fiscal year ended February 29, 2012.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.25% for Class A shares, 2.00% for Class R1 shares, 1.70% for Class C shares, 1.20% for Class FI shares, 1.50% for Class R shares, 0.95% for Class I shares and 0.80% for Class IS shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2013, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limit described above or any other lower limit then in effect.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees, based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 1.00% for Class R1 shares; up to 0.70% for Class C shares; up to 0.25% for Class FI shares and up to 0.50% for Class R shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

22	Western Asset Emerging Markets Debt Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares (or, as of August 1, 2012, Class R1 shares). Individual investors who invest directly with the fund and who meet the $1 million minimum initial investment requirement may purchase Class I shares.

Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

When choosing between Class A shares and Class C shares (or, as of August 1, 2012, Class R1 shares), keep in mind that generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares (or, as of August 1, 2012, Class R1 shares) might not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares (or, as of August 1, 2012, Class R1 shares) may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares (or, as of August 1, 2012, Class R1 shares).

As of August 1, 2012, the fund will no longer offer Class C shares for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Investors who own Class C shares prior to August 1, 2012 may continue to hold those shares, but they generally may not add to their Class C share position except through dividend reinvestment. Class C shares are also available for incoming exchanges. Class R1 shares will not be available for purchase until Class C shares are closed for purchase by new or existing investors, on August 1, 2012.

Each class of shares except for Class IS shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class R1 shares and Class C shares and certain Class A shares

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Western Asset Emerging Markets Debt Fund	23

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class R1, FI, R or IS shares. As of August 1, 2012, Class C shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C shares will continue to be available for dividend reinvestment and incoming exchanges. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class R1 and Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012); waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the distributor
Class R1	• No initial sales charge • Contingent deferred sales charge for only 1 year • Generally higher annual expenses than Class A and Class C	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class R1 shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class R	• No initial or contingent deferred sales charge • Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund and Eligible Investment Programs	None	None	0.50% of average daily net assets	Class R shares of funds sold by the distributor

24	Western Asset Emerging Markets Debt Fund

Comparing the fund’s classes cont’d

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class I2

•    No initial or contingent deferred sales charge

•    Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•    Generally lower annual expenses than the other classes, except Class IS

		None	None	None	Class I shares of funds sold by the distributor
Class IS	• No initial or contingent deferred sales charge • Only offered to eligible Retirement Plans and Institutional Investors • Generally lower annual expenses than the other classes	None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.
[2]	As of June 11, 2008, all then outstanding shares of the fund were designated Class I shares.

Western Asset Emerging Markets Debt Fund	25

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of, prior to August 1, 2012, up to 1.00% and, as of August 1, 2012, up to 0.75% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1 million or more

You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012), you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

26	Western Asset Emerging Markets Debt Fund

Sales charges cont’d

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include toward your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain retirement plans

•	Investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products and click on the name of the fund in the dropdown menu.

Class R1 shares

You buy Class R1 shares at net asset value with no initial sales charge. However, if you redeem your Class R1 shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class R1 shares a commission of up to 1.00% of the purchase price of the Class R1 shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class R1 shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class R1 shares serviced by them.

Class C shares

As of August 1, 2012, the fund will no longer offer Class C shares for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Investors who

Western Asset Emerging Markets Debt Fund	27

own Class C shares prior to August 1, 2012 may continue to hold those shares, but they generally may not add to their Class C share position except through dividend reinvestment. Class C shares are also available for incoming exchanges. If you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them.

Class R shares

You buy Class R shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class I shares and Class IS shares

You buy Class I and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I and Class IS shares are not subject to any distribution and/or service fees.

28	Western Asset Emerging Markets Debt Fund

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a Retirement Plan

•	For Retirement Plans with omnibus accounts held on the books of the fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products and click on the name of the fund in the dropdown menu.

Western Asset Emerging Markets Debt Fund	29

Retirement and Institutional Investors — eligible investors

Retirement Plans

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the fund can generally invest in Class A (on or after August 1, 2012), Class R1 (on or after August 1, 2012), Class C (prior to August 1, 2012), Class FI, Class R, Class I and Class IS shares. In addition, as of August 1, 2012, certain Retirement Plan programs authorized by LMIS prior to August 1, 2012 will be permitted to invest in Class C shares.

Investors who rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold, purchase and exchange shares of the fund to the same extent as the applicable Retirement Plan.

Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Other Retirement Plans

“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

“Other Retirement Plans” do not include arrangements whereby an investor would rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors — eligible investors — Retirement Plans.”

Other Retirement Plan investors can generally invest in Class A, Class R1, and Class I shares (and prior to August 1, 2012, Class C shares). Individual retirement vehicles may also choose between these share classes.

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class R or Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI and Class I shares.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

30	Western Asset Emerging Markets Debt Fund

Retirement and Institutional Investors — eligible investors cont’d

Institutional Investors may invest in Class I or Class IS shares if they meet the $1 million minimum initial investment requirement. Institutional Investors may also invest in Class A, Class R1 (on or after August 1, 2012) and Class C shares (prior to August 1, 2012), which have different investment minimums, fees and expenses.

Class A shares — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class A shares. Under certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s recordkeeper offers only load-waived shares,

•	Fund shares are held on the books of the fund through an omnibus account, and

•	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million.

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions on the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class R1 shares — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class R1 shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class R1 shares to Retirement Plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class R1 shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class R1 shares serviced by them.

Class C shares — Retirement Plans

Prior to August 1, 2012, Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. As of August 1, 2012, certain Retirement Plan programs authorized by LMIS prior to August 1, 2012 may continue to buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will be eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries and Retirement Plan programs.

Class R shares

Class R shares are offered only to eligible Retirement Plans with omnibus accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary) and through Eligible Investment Programs.

Western Asset Emerging Markets Debt Fund	31

Class I shares

On June 11, 2008, all then outstanding shares of the fund were designated Class I shares. Class I shares are offered only to Institutional Investors and individual investors (investing directly with the fund) who meet the $1 million minimum initial investment requirement, Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs, Clients of Eligible Financial Intermediaries and other investors as authorized by LMIS. However, investors that held shares prior to June 11, 2008 will be permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Class IS shares

Class IS shares may be purchased only by Retirement Plans with omnibus accounts held on the books of the fund, certain rollover IRAs and Institutional Investors. In order to purchase Class IS shares, an investor must hold its shares in one account with the fund, which account is not subject to payment of recordkeeping or similar fees by the fund to any intermediary.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

32	Western Asset Emerging Markets Debt Fund

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Emerging Markets Debt Fund	33

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A, Class R1 or Class C shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of this prospectus titled “Retirement and Institutional Investors — eligible investors” or contact your financial intermediary for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

34	Western Asset Emerging Markets Debt Fund

Exchanging shares cont’d

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.
By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Emerging Markets Debt Fund	35

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   Account number

36	Western Asset Emerging Markets Debt Fund

Redeeming shares cont’d

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

•   Your shares must not be represented by certificates

•   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Emerging Markets Debt Fund	37

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Are sending signed share certificates or stock powers to the transfer agent

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

38	Western Asset Emerging Markets Debt Fund

Other things to know about transactions cont’d

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 15 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class R, Class I and Class IS shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts at other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

Some shareholders who hold accounts in Classes A and B of the same fund, or Classes R1 and C of the same fund, may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

Western Asset Emerging Markets Debt Fund	39

All accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

40	Western Asset Emerging Markets Debt Fund

Other things to know about transactions cont’d

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the fund.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Western Asset Emerging Markets Debt Fund	41

Dividends, distributions and taxes

Dividends and distributions

The fund typically pays dividends from income quarterly. Annual distributions of capital gains are made at the end of the year in which the income or gain is realized, or the beginning of the next year. The fund may pay additional distributions and dividends at other times if necessary to avoid a federal tax. Unless you instruct otherwise, dividends and capital gain distributions are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the fund to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

If you own Class A, Class R1 or Class C shares and hold your shares directly with the fund, you may instruct the fund to have your distributions and/or dividends invested in Class A, Class R1 or Class C shares, respectively, of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000

•	The fund is available for sale in your state

To change your election to reinvest your dividends and distributions in shares of another fund, you must notify the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and distributions.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash, reinvested in additional shares of the same fund, or paid in shares of a different fund). An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund does not expect any distributions to be treated as qualified dividend income, which for taxable years beginning before January 1, 2013, is taxable to noncorporate shareholders at reduced rates.

You may want to avoid buying shares when the fund is about to declare a dividend or other distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your distributions, dividends, and redemption proceeds. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup

42	Western Asset Emerging Markets Debt Fund

Dividends, distributions and taxes cont’d

withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from certain state and local taxes. Consult your tax adviser for restrictions and details.

Western Asset Emerging Markets Debt Fund	43

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be

44	Western Asset Emerging Markets Debt Fund

Share price cont’d

significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset Emerging Markets Debt Fund	45

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class R1, Class R or Class IS shares because no Class R1, Class R or Class IS shares were outstanding for the periods shown. The returns for Class R1, Class R or Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2012[2]	2011	2010[3]
Net asset value, beginning of year	$5.30	$4.93	$4.94
Income (loss) from operations:
Net investment income	0.27	0.29	0.04
Net realized and unrealized gain (loss)	0.32	0.24	(0.05)
Total income (loss) from operations	0.59	0.53	(0.01)
Less distributions from:
Net investment income	(0.25)	(0.16)	—
Total distributions	(0.25)	(0.16)	—
Net asset value, end of year	$5.64	$5.30	$4.93
Total return[4]	11.57%	10.67%	(0.20)%
Net assets, end of year (000s)	$10,685	$991	$105
Ratios to average net assets:
Gross expenses	1.40%	1.57%	1.56%[5]
Net expenses[6,7,8]	1.25	1.25	1.25 [5]
Net investment income	4.95	5.40	5.74 [5]
Portfolio turnover rate	16%	21%	62%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2012.

[3]	For the period January 13, 2010 (commencement of operations) to February 28, 2010.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

46	Western Asset Emerging Markets Debt Fund

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2012[2]	2011[3]
Net asset value, beginning of year	$5.29	$5.40
Income (loss) from operations:
Net investment income	0.25	0.13
Net realized and unrealized gain (loss)	0.32	(0.11)
Total income from operations	0.57	0.02
Less distributions from:
Net investment income	(0.22)	(0.13)
Total distributions	(0.22)	(0.13)
Net asset value, end of year	$5.64	$5.29
Total return[4]	11.03%	0.41%
Net assets, end of year (000s)	$1,053	$735
Ratios to average net assets:
Gross expenses	1.98%	1.81%[5]
Net expenses[6,7,8]	1.68	1.70 [5]
Net investment income	4.61	4.88 [5]
Portfolio turnover rate	16%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2012.

[3]	For the period September 2, 2010 (commencement of operations) to February 28, 2011.

[4]

Performance figures, exclusive of contingent deferred sales charge, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

Western Asset Emerging Markets Debt Fund	47

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class FI Shares[1]	2012[2]
Net asset value, beginning of year	$5.40
Income from operations:
Net investment income	0.05
Net realized and unrealized gain	0.28
Total income from operations	0.33
Less distributions from:
Net investment income	(0.10)
Total distributions	(0.10)
Net asset value, end of year	$5.63
Total return[3]	6.19%
Net assets, end of year (000s)	$561
Ratios to average net assets:
Gross expenses[4]	1.25%
Net expenses[4,5,6,7]	1.20
Net investment income[4]	4.65
Portfolio turnover rate	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 7, 2011 (commencement of operations) through February 29, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

48	Western Asset Emerging Markets Debt Fund

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1,2]	2012[3]	2011	2010	2009	2008[3]
Net asset value, beginning of year	$5.28	$4.93	$3.51	$4.90	$4.94
Income (loss) from operations:
Net investment income	0.29	0.31	0.32	0.32	0.32
Net realized and unrealized gain (loss)	0.32	0.23	1.31	(1.31)	0.02
Total income (loss) from operations	0.61	0.54	1.63	(0.99)	0.34
Less distributions from:
Net investment income	(0.28)	(0.19)	(0.21)	(0.36)	(0.30)
Net realized gains	—	—	—	(0.04)	(0.08)
Total distributions	(0.28)	(0.19)	(0.21)	(0.40)	(0.38)
Net asset value, end of year	$5.61	$5.28	$4.93	$3.51	$4.90
Total return[4]	11.99%	11.00%	46.61%	(20.67)%	6.99%
Net assets, end of year (000s)	$121,915	$61,593	$18,141	$19,710	$29,124
Ratios to average net assets:
Gross expenses	1.00%	1.24%	1.95%	1.21%	1.34%
Net expenses[5,6]	0.95 [7]	0.95 [7]	0.95 [7]	0.75 [8]	0.75 [8]
Net investment income	5.33	5.85	7.03	7.48	6.38
Portfolio turnover rate	16%	21%	62%	35%	71%

[1]	Effective June 11, 2008, existing shares of the Fund were redesignated Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the year ended February 29.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets did not exceed 0.75%.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping you Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

Legg Mason Funds Privacy and Security Notice cont’d

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

[These pages are not part of the Prospectus.]

Western Asset

Emerging Markets Debt

Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

WAS04027ST 07/12

July 1, 2012

LEGG MASON PARTNERS INCOME TRUST

Western Asset Emerging Markets Debt Fund

Class A (LWEAX), Class R1, Class C (LWECX), Class FI (LMWDX), Class R, Class I (SEMDX) and Class IS (LWISX)

55 Water Street

New York, New York 10041

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) is not a prospectus and is meant to be read in conjunction with the current Prospectus of Western Asset Emerging Markets Debt Fund (the “fund”), dated July 1, 2012, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

The fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland statutory trust. As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. Certain historical information for periods prior to April 16, 2007 contained in the SAI is that of the fund’s predecessor.

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund (each called a “Service Agent”), by writing or calling the Trust at the address or telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com or by visiting the fund’s website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

1

TABLE OF CONTENTS

Investment Objective and Principal Investment Strategies	3
Supplemental Information Regarding Investment Practices and Risk Factors	3
Investment Policies	42
Portfolio Turnover	46
Management	47
Investment Management and Other Services	57
Purchase of Shares	68
Redemption of Shares	73
Exchange Privilege	74
Valuation of Shares	75
Portfolio Transactions	75
Disclosure of Portfolio Holdings	77
Taxes	80
The Trust	88
Legal Matters	91
Financial Statements	92
Appendix A—Description of Ratings	A-1
Appendix B—Western Asset Management Company, Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. Proxy Voting Policies and Procedures	B-1

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

2

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, non-diversified management investment company.

The fund’s Prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of the fund’s investment strategies in its Prospectus.

Investment Objective

The fund seeks to maximize total return.

Principal Investment Strategies and Certain Limitations

Under normal circumstances, the fund invests at least 80% of its assets in fixed income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. The fund may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities rated below the Baa/BBB categories), or, if unrated, determined to be of comparable credit quality by a subadviser. Below investment grade securities are commonly referred to as “junk bonds”. The fund may invest up to 50% of its assets in non-U.S. dollar denominated fixed income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. The portfolio managers invest in at least three emerging market countries, which are countries that, at the time of investment, are represented in the JP Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle- or low-income. The fund may invest in securities of any maturity. The portfolio managers attempt to maintain the dollar-weighted average effective duration of the fund’s portfolio, as estimated by the fund’s subadvisers, within a range of 20% (above or below) of the duration of the JPMorgan Emerging Markets Bond Index Global.

Instead of investing directly in particular securities, the fund may use instruments such as derivatives, including credit default swaps and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer. The fund may use one or more types of these instruments without limit. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus. These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund may invest up to 10% of its assets in common stock, convertible securities, warrants or other equity securities.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

The fund’s principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the fund. To the extent permitted by law and the fund’s investment policies, the fund may engage in the practices described below.

3

Debt and Fixed Income Securities

The fund may invest in a variety of debt and fixed income securities. These securities share three principal risks: First, the level of interest income generated by the fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when the fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Common types of these instruments, and their associated risks, are discussed below.

Asset-Backed and Mortgage-Related Securities

Asset-Backed Securities. An asset-backed security represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed security, as will the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, the fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described below under “Mortgage-Related Securities” with respect to prepayment of a pool of mortgage loans underlying mortgage- related securities, the loans underlying asset-backed securities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

The fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

4

Asset-backed securities are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities which could result in possible losses to the fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in the fund’s experiencing difficulty in valuing asset-backed securities.

Mortgage-Related Securities. Mortgage-related securities may be private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities may represent pass-through pools consisting of residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Private mortgage-related securities may also consist of mortgages secured by different types of properties, such as apartment buildings, shopping centers, hotels, office buildings and industrial complexes. Governmental mortgage-related securities are backed by the full faith and credit of the United States. The Government National Mortgage Association (“Ginnie Mae”), the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Government-sponsored mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. The U.S. government has, however, provided financial support to Fannie Mae and Freddie Mac, but there can be no assurances that it will support these or other government-sponsored entities in the future. Private, U.S. governmental or government-sponsored entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, the fund, consistent with its investment objective and policies, will consider making investments in such new types of securities.

Mortgage-related securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Mortgage pools created by private organizations generally offer a higher rate of interest than government and government-sponsored pools because no direct or indirect guarantees of payments are applicable with respect to the former pools. See “Asset-Backed and Mortgage-Backed Securities Issued by Nongovernmental Entities” below. Prompt payment of principal and interest on Ginnie Mae mortgage pass-through certificates is backed by the full faith and credit of the United States. Fannie Mae guaranteed mortgage pass-through certificates and Freddie Mac participation certificates are solely the obligations of those entities but Fannie Mae obligations are supported by the discretionary authority of the United States government to purchase its obligations. Municipal housing bonds include mortgage revenue bonds and multi-family housing bond programs. See “Single Family and Multi-Family Housing Bonds” below.

Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. To the extent that the fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund’s principal investment to the extent of the premium paid. The fund’s yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including

5

government and government-sponsored mortgage pools, generally will fluctuate in response to market interest rates. The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Structured Mortgage-Backed Securities. The fund may invest in structured mortgage-backed securities. The interest rate or, in some cases, the principal payable at the maturity of a structured mortgage-backed security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators (“reference prices”). A structured mortgage-backed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured mortgage-backed securities may decline in value due to adverse market changes in reference prices. The structured mortgage-backed securities purchased by the fund may include interest only (“IO”) and principal only (“PO”) securities, floating rate securities linked to the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), leveraged floating rate securities (“super floaters”), leveraged inverse floating rate securities (“inverse floaters”), leveraged or super IOs and POs, inverse IOs, dual index floaters and range floaters.

Risks of Asset-Backed and Mortgage-Related Securities. Payments of principal of and interest on mortgage-backed securities and asset-backed securities are made more frequently than are payments on conventional debt securities. In addition, holders of mortgage-backed securities and of certain asset-backed securities (such as asset-backed securities backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the mortgage-backed security or asset-backed security originally held. To the extent that mortgage-backed securities or asset-backed securities are purchased by the fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

Asset-backed securities may present certain risks not relevant to mortgage-backed securities. Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

Many mortgage-backed and structured securities are considered to be derivative instruments. Different types of derivative securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass-through securities and sequential pay collateralized mortgage obligations (“CMOs”) are subject to all of these risks, but are typically not leveraged. Planned amortization classes (“PACs”), targeted amortization classes (“TACs”) and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or collars.

The risk of early prepayments is the primary risk associated with mortgage IOs, super floaters and other leveraged floating rate mortgage-backed securities. The primary risks associated with COFI floaters, other “lagging rate” floaters, capped floaters, inverse floaters, POs and leveraged inverse IOs are the potential

6

extension of average life and/or depreciation due to rising interest rates. The residual classes of CMOs are subject to both prepayment and extension risk.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates.

In addition to the interest rate, prepayment and extension risks described above, the risks associated with transactions in these securities may include: (1) leverage and volatility risk and (2) liquidity and valuation risk.

Asset-Backed Securities and Mortgage-Backed Securities Issued by Nongovernmental Entities. Certain of the mortgage-backed securities, as well as certain of the asset-backed securities, in which the fund may invest will be issued by private issuers, and therefore may have exposure to subprime loans as well as to the mortgage and credit markets generally. Such mortgage-backed securities and asset-backed securities may take a form similar to the pass-through mortgage-backed securities issued by agencies or instrumentalities of the United States, or may be structured in a manner similar to the other types of mortgage-backed securities or asset-backed securities described below. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of these types of institutions.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or certain government-sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a

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loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Credit Enhancements. Credit enhancements for certain mortgage-backed securities and asset-backed securities issued by nongovernmental entities typically are provided by external entities such as banks or financial institutions or by the structure of a transaction itself. Credit enhancements provided for certain mortgage-backed securities and asset-backed securities issued by non-governmental entities typically take one of two forms: (a) liquidity protection or (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security or decrease the yield or amount distributable on the security.

Examples of such credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The fund may purchase subordinated securities that, as noted above, may serve as a form of credit support for senior securities purchased by other investors.

Bank Obligations

The fund may invest in all types of bank obligations, including certificates of deposit (“CDs”) and bankers’ acceptances. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements

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that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Collateralized Debt Obligations

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of the fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the fund’s Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of

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the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Convertible Securities and Synthetic Convertible Securities

Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Loans

Loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The fund may acquire an interest in loans through the primary market by acting as one of a group of lenders of a loan. The primary risk in an investment in loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such a default with regard to a loan in which the fund had invested would have an adverse affect on the fund’s net asset value. In addition, a sudden and significant increase in

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market interest rates may cause a decline in the value of these investments and in the fund’s net asset value. Other factors, such as rating downgrades, credit deterioration, or large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans, impairing the fund’s net asset value. Loans in which the fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral.

In the case of collateralized senior loans, however, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. As a result, the fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral, the fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower.

The fund may also acquire an interest in loans by purchasing both participations (“Participations”) in and assignments (“Assignments”) of portions of loans from third parties. By purchasing a Participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. Participations typically will result in the fund having a contractual relationship only with the lender and not the borrower. The fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation.

When the fund purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the lender from which the fund is purchasing the Assignments.

Certain of the Participations or Assignments acquired by the fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

The fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which the fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

In addition, the fund may have difficulty disposing of its investments in loans. The liquidity of such securities is limited and the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the fund’s ability to dispose of particular loans or Assignments or Participations when necessary

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to meet the fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans may also make it more difficult for the fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

Foreign Securities

Risks of Non-U.S. Investments. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of the fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of the fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity.

The interest payable on the fund’s foreign securities may be subject to foreign withholding taxes, which will reduce the fund’s return on its investments. Additionally, the operating expenses of the fund making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.

Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the

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markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by a subadviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Emerging Market Countries. Emerging markets include any country which, at the time of investment, is represented in the JP Morgan Emerging Markets Bond Index Global or is categorized by the World Bank in its annual categorization as middle- or low-income. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. The fund may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for the fund’s investments in such securities.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

Custodian Services and Related Investment Costs. Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases because of settlement

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problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

Withholding and Other Taxes. The fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Currency. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund’s investment performance may be negatively affected by a devaluation of a currency in which the fund’s investments are quoted or denominated. Further, the fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

ADRs, EDRs and GDRs. The fund may also purchase American Depositary Receipts (“ADRs”), American Depositary Debentures, American Depositary Notes, American Depositary Bonds, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

Sovereign Government and Supranational Debt. The fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady

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Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Europe - Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

Eurodollar or Yankee Obligations. Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

High Yield Securities

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by

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higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the fund to purchase and may also have the effect of limiting the ability of the fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the fund may decline more than a portfolio consisting of higher rated securities. If the fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but a subadviser will consider the event in determining whether the fund should continue to hold the security.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “Municipal Bonds”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax (“AMT”).

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax

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or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on Municipal Bonds issued after August 7, 1986 which are specified private activity bonds, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT, which is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”). For regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item. Although interest on all tax-exempt obligations (including private activity bonds) is generally included in “adjusted current earnings” of corporations for AMT purposes, interest on bonds issued in 2009 and 2010 generally is not included in adjusted current earnings.

Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds. A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See the discussion of Structured Notes and Related Instruments, below.)

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Municipal Leases. Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover the fund’s exposure.

Participation Interests. Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives the fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although the fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments. Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

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These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in the fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, the fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

Custodial Receipts. The fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by the fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest,

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or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or a substantial portions of the fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks associated with sources of liquidity or credit support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or the fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what a subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in the fund’s portfolio may be less liquid than that for taxable fixed income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Taxable Municipal Obligations. The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

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Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It may also be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadvisers cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors.

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Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port

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authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadvisers cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

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Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

Stripped Securities

Stripped securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, government securities or mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped securities have greater volatility than other types of securities. Although mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped securities may be illiquid.

Stripped securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization (“NRSRO”).

Structured Notes and Related Instruments

“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/ or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

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U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Ginnie Mae certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, the fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide the fund with a certain degree of protection against rising interest rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

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Zero Coupon and Pay-In-Kind Securities

A zero coupon bond is a security that makes no fixed interest payments but instead is issued at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. The fund generally accrues income on zero coupon bonds prior to the receipt of cash payments. Since the fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that the fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Derivatives

General. The fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). The fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in the Prospectus, this SAI or by applicable law, the fund may purchase and sell any type of Financial Instrument. The fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability and performance of derivative instruments, may make them more costly, and may limit or restrict their use by the fund.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the Securities and Exchange Commission (the “SEC”), the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that the fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, a subadviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A subadviser may utilize these opportunities and techniques to the extent that they are consistent with the fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that the fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

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Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to the fund. In general, the use of Financial Instruments may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon a subadviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency. Even if a subadviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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The fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against the fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to the fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If the fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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The fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. The fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, the fund continues to be subject to investment risk on the Financial Instrument. The fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

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Certain Financial Instruments transactions may have a leveraging effect on the fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

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•	Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to the fund.

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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to the fund’s limitation on investments in illiquid securities.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the fund incurring substantial losses and/or not achieving anticipated gains.

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Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, the fund might be in a better position had it not attempted to hedge at all.

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Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

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Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since the fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

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Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

•	Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.

Hedging. As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

Options—Generally. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established

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through negotiation with the other party to the option contract. When the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the fund may also suffer a loss. For example, if the market price of the security underlying a put option written by the fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and the fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by the fund, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by the fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for the fund to enter into any closing transaction.

A type of put that the fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

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Options on indices may, depending on circumstances, involve greater risk than options on securities. Because index options are settled in cash, when the fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument, or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

Futures strategies can be used to change the duration of the fund’s portfolio. If a subadviser wishes to shorten the duration of the fund’s portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a subadviser wishes to lengthen the duration of the fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.

Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies, or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, the fund realizes a gain, or if it is less, the fund realizes a loss. The fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of

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purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.

Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a subadviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Futures and options on futures are regulated by the CFTC. The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and, therefore, such person is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. On February 9, 2012, the CFTC adopted amendments to its rules that, upon effectiveness, may affect the ability of the fund to continue to claim this exclusion. The fund would be limited in its ability to use futures or options on futures or engage in swaps transactions if it continued to claim the exclusion. If the fund were no longer able to claim the exclusion, the fund’s manager would likely become subject to registration and regulation as a commodity pool operator or the fund might be limited in the use of these transactions. The fund and the manager are continuing to analyze the effect of these rules changes on the fund.

Non-U.S. Currency Strategies. The fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. The fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies and forward currency contracts to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and

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thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, the fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Generally, OTC non-U.S. currency options used by the fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Forward Currency Contracts. The fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.

If the fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, the fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.

Swaps, Caps, Floors and Collars. The fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield or total return. A swap typically involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

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Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap.

The fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be set aside as cover, as described below. The fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Combined Positions. The fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Cover. Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate or set aside on its books cash or liquid assets in the prescribed amount as determined daily. The fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that the fund may be engaged in at any time, the segregation of assets does not reduce the risks to the fund of entering into transactions in Financial Instruments.

Turnover. The fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an

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exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Illiquid Assets

Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which they are being carried on the fund’s books. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale, certain derivative products and any repurchase transactions that do not mature within seven days. The fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board of Trustees (the “Board”) has delegated to the subadvisers authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Investment Company Securities

Subject to applicable statutory and regulatory limitations, the fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

The fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically an ETF seeks to track the performance of an index, such as the S&P 500, the NASDAQ 100, or more narrow sector or foreign indices, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and the fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. The fund may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.

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The fund may invest in closed-end investment companies which hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end investment funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value.

Forward Roll Transactions

In forward roll transactions, also known as mortgage “dollar rolls,” the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The fund may enter into a mortgage dollar roll commitment with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified future date, the fund sells the security and then agrees to repurchase a similar security at a later time. In this case, the fund forgoes interest on the security during the roll period and is compensated by the interest earned on the cash proceeds of the initial sale of the security and by the difference between the sale price and the lower repurchase price at the future date. At the time the fund enters into a mortgage dollar roll commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. The fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

Forward roll transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure.

See “Forward Commitments and When-Issued Securities” below.

Forward Commitments and When-Issued Securities

The fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time the fund enters into a “when issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. The fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of the fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

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Stand-By Commitments

The fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio. Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations held by the fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

The fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. All repurchase agreements entered into by the fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and the fund or its custodian shall have control of the collateral, which the subadvisers believe will give the fund a valid, perfected security interest in the collateral. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Borrowings

The fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.

When the fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the fund more volatile and increases the fund’s overall investment exposure. In addition, if the fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

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The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may borrow on a secured or on an unsecured basis. If the fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Reverse Repurchase Agreements

A reverse repurchase agreement has the characteristics of a secured borrowing by the fund and creates leverage in the fund’s portfolio. In a reverse repurchase transaction, the fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, the fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectus or this SAI, the fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, the fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the fund more volatile and increases the fund’s overall investment exposure. In addition, if the fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When the fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

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In addition, the fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. At the time the fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Subordinated Securities

The fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by a subadviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Real Estate Investment Trusts

The fund may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

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Preferred Stock

The fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, the fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities.

Equity Securities

The fund may invest up to 10% of its assets in common stock, convertible securities, warrants or other equity securities.

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities. Equity securities include warrants, rights, exchange traded and over-the-counter common stocks, baskets of equity securities such as exchange traded funds, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities generally have greater price volatility than fixed income securities.

Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish the fund’s investment objective in relation to anticipated movements in the general level of interest rates, but the fund may also engage in short-term trading consistent with its investment objective.

Alternative Investment Strategies and Temporary Investments

At times a subadviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, the fund may invest without limit in securities that a subadviser believes present less risk to the fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities a subadviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of the fund may diverge from the duration range for that fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, the fund will use these alternative strategies. As a result of using these alternative strategies, the fund may not achieve its investment objective.

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New Investment Products

New types of derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund expects to invest in those new types of securities and instruments that its subadvisers believe may assist the fund in achieving its investment objective.

Ratings as Investment Criteria

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the subadvisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets. In that case, the fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 bps if its yield goes up by 10 bps, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 bps if its yield goes up by 10 bps.

The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, a subadviser may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse

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credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration.

As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by the fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, the fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides the fund with collateral other than cash, the borrower is also obligated to pay the fund or portfolio a fee for use of the borrowed securities. The fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, the fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If a subadviser determines to make loans, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

The fund currently does not intend to engage in securities lending, although it may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Commodity Exchange Act Registration

The fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the fund, from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act, and therefore, is not subject to registration or regulation with respect to the fund under the Commodity Exchange Act. On February 9, 2012, the CFTC adopted amendments to its rules that, upon effectiveness, may affect the ability of the fund to continue to claim this exclusion. The fund would be limited in its ability to use futures or options on futures or engage in swaps transactions if it continued to claim the exclusion. If the fund were no longer able to claim the exclusion, the fund’s manager would likely become subject to registration and regulation as a commodity pool operator or the fund might be limited in the use of these transactions. The fund and the manager are continuing to analyze the effect of these rules changes on the fund.

INVESTMENT POLICIES

The fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the

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voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the voting securities of the fund are present in person or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

The fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (The fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more

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volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the fund does not contemplate borrowing money for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies,

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because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries or groups of industries. The fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

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Diversification

The fund is currently classified as a non-diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the fund is subject to greater risk than a diversified fund. Under the 1940 Act, the fund may change its classification from non-diversified to diversified without shareholder approval.

Non-Fundamental Investment Policies

The fund’s non-fundamental investment policies are as follows:

The fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

PORTFOLIO TURNOVER

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent the portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts). Portfolio turnover will not be a limiting factor should a subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended February 28, 2011 and February 29, 2012, the fund’s portfolio turnover rates were as follows:

2011	2012
21%	16%

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MANAGEMENT

The business and affairs of the fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Trustee of the fund who is not an “interested person” of the fund (an “Independent Trustee”)) is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the fund is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees#:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	57	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A & M University (2009 to 2010); A.P. Wiley Professor, Texas A & M University (2001 to 2008); Interim Chancellor, Texas A & M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)	57	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

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Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)	57	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)	57	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	57	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	57	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Babson Distinguished Professor of Finance, Babson College (since 1992)	57	None

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Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Susan M. Heilbron Born 1945	Trustee	Since 1994	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)	57	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	57	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	57

Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology)

(2004 to 2006); formerly, Director,

Digital Net

Holdings, Inc.

(2003 to 2004); formerly, Director, Comshare, Inc. (information technology)

(1985 to 2003)

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Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	57	None
Interested Trustee and Officer:
R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)	161	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (2002 to 2006)

#	Trustees who are not “interested persons” of the fund within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Mr. Gerken is an “interested person” of the fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers:
Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams Born 1979 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer and	Since 2011	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
	Identity Theft Prevention Officer	Since 2011

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors
(prior to 2006)

Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Richard F. Sennett Born 1970 100 International Drive Baltimore, MD 21202	Principal Financial Officer	Since 2011	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
James Crowley Born 1966 55 Water Street New York, NY 10041	Treasurer	Since 2011	Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Vice President and Controller within the Global Oversight group for certain mutual funds associated with Legg Mason &Co. or its affiliates (2010 to 2011);formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (2006 to 2010)

Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Each of the Trustees previously served as a trustee or director of certain predecessor funds in the Legg Mason-sponsored fund complex, and each Trustee was thus initially selected by the board of the predecessor fund. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in fixed income securities, including the fund, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing fixed income mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Trustees were selected to join the Board based upon the following as to each Board Member: his or her contribution as a board member of predecessor funds; such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Trustee other than Mr. Gerken, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Gerken, his status as a representative of Legg Mason.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadvisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the fund, as well as the perspectives gained from the Trustee’s service on the board of the predecessor fund. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Dr. Cocanougher, academic leadership experience and background in business and finance and experience as a board member of various business and non-profit organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Mr. Finn, investment management experience as an executive, consultant and portfolio manager; Mr. Gross, accounting background and experience and experience as an officer and board member of various organizations;

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Mr. Hanson, experience in academic leadership; Dr. Harrington, background in investment and finance; Ms. Heilbron, legal background and experience, business and consulting experience and experience as a board member of public companies; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Dr. Merten, academic leadership experience, background in investments and finance, and board experience; Dr. Pettit, economic and finance background and academic management experience; and Mr. Gerken, investment management experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the fund. Mr. Gerken serves as Chairman of the Board. Mr. Gerken is an interested person of the fund. Independent Trustees constitute more than 75% of the Board.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee), and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance and Performance Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. The chair of the Governance Committee serves as Lead Independent Trustee (the “Lead Trustee”). Where deemed appropriate, the Board constitutes ad hoc committees.

The Lead Trustee and the chairs of the Audit and Performance Committees work with the Chairman of the Board to set the agendas for Board and committee meetings. The Lead Trustee also serves as a key point person for dealings between management and the Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the fund has effective and independent governance and oversight. The Board also has determined that due to the multiple board structure of the fund complex, a single chair for all of the boards in the fund complex is effective and promotes efficiencies, and that therefore the Board’s leadership structure is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the fund’s subadvisers.

The Audit Committee oversees, among other things, the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and the internal controls over financial accounting and reporting. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, and the qualifications and independence of the fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should

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send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

As an integral part of its responsibility for oversight of the fund in the interests of shareholders, the Board oversees risk management of the fund’s investment programs and business affairs. The Board has emphasized to the fund’s manager and subadvisers the importance of maintaining vigorous risk management. The manager and the subadvisers also have their own independent interest in risk management and in maintaining risk management programs. Oversight of the risk management process is part of the Board’s general oversight of the fund and its service providers. The Board exercises oversight of the risk management process primarily through the Performance Committee and the Audit Committee, and through oversight by the Board itself.

The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. Under the overall oversight of the Board or the applicable committee, the fund, or the manager, the fund’s subadvisers, and the affiliates of the manager and the subadvisers, or other service providers to the fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

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Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the subadvisers and other service providers such as the fund’s independent accountants, also make periodic reports to the Performance Committee or Audit Committee or to the Board, pursuant to the committee’s or Board’s request, with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board met five times during the fund’s fiscal year ended February 29, 2012. Each of the Audit, Governance and Performance Committees met four, four and one times during the fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2011.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee ($)
Independent Trustees
Elliott J. Berv	None	None
A. Benton Cocanougher	None	Over 100,000
Jane F. Dasher	None	Over 100,000
Mark T. Finn	None	Over 100,000
Stephen Randolph Gross	None	Over 100,000
Richard E. Hanson, Jr.	None	Over 100,000
Diana R. Harrington	None	Over 100,000
Susan M. Heilbron	None	Over 100,000
Susan B. Kerley	None	Over 100,000
Alan G. Merten	None	Over 100,000
R. Richardson Pettit	Over 100,000	Over 100,000

Interested Trustee
R. Jay Gerken	None	Over 100,000

As of December 31, 2011, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the fund’s manager, subadvisers or distributor, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadvisers or distributor of the fund.

Information regarding compensation paid by the fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

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The fund pays a pro rata share of the Trustees’ fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The Lead Trustee receives an additional $30,000 per year and each of the Chairs of the Audit Committee and Performance Committee receives an additional $15,000 per year. Each of the other members of the Performance Committee receives an additional $10,000 per year in connection with the annual consideration of the fund’s advisory, subadvisory and distribution arrangements.

Information regarding compensation paid to the Trustees is shown below:

Name of Trustee	Aggregate Compensation From the Fund for Fiscal Year Ended February 29, 2012 ($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended February 29, 2012 ($)	Total Compensation from the Fund Complex Paid to Trustee for the Calendar Year Ended December 31, 2011 ($)	Number of Funds in the Fund Complex Overseen by Trustee as of Fiscal Year Ended February 29, 2012
Independent Trustees:
Elliott J. Berv	47	None	250,000	57
A. Benton Cocanougher	52	None	257,500	57
Jane F. Dasher	47	None	250,000	57
Mark T. Finn	47	None	250,000	57
Rainer Greeven(1)	47	None	250,000	57
Stephen Randolph Gross	50	None	253,750	57
Richard E. Hanson, Jr.	47	None	250,000	57
Diana R. Harrington	49	None	265,000	57
Susan M. Heilbron	47	None	250,000	57
Susan B. Kerley	47	None	250,000	57
Alan G. Merten	47	None	272,500	57
R. Richardson Pettit	47	None	261,250	57

Interested Trustee:
R. Jay Gerken(2)	None	None	None	160

(1)	Rainer Greeven retired from his position as a Trustee of the Trust on November 15, 2011.
(2)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.

Officers of the fund receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

As of June 11, 2012, the Trustees and officers of the fund, as a group, owned less than 1% of the outstanding shares of each class of the fund.

As of June 11, 2012, to the knowledge of the fund, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of the following classes of the fund:

Class	Name and Address	Percent of Class (%)
EMERGING MARKETS DEBT FUND CLASS FI	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	99.76%

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Class	Name and Address	Percent of Class (%)
EMERGING MARKETS DEBT FUND CLASS A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	71.52%

	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	9.61%

EMERGING MARKETS DEBT FUND CLASS C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	47.48%

	CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	38.40%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.19%

EMERGING MARKETS DEBT FUND CLASS I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	58.94%

	CITIGROUP GLOBAL MARKETS, INC 00109801250 ATTN PETER BOOTH 333 WEST 34TH ST 7TH FLR NEW YORK NY 10001-2417	14.91%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the fund and provides certain oversight services to the fund pursuant to an investment management agreement (the “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under the Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s

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investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, the fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by the fund necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

The Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. The Management Agreement is not assignable by the Trust except with the consent of the manager.

The Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the Management Agreement, the manager receives an investment management fee that is calculated daily and payable monthly at an annual rate of 0.75% of the fund’s average daily net assets.

For the periods below, the fund paid investment management fees to the manager as follows:

Fiscal Year Ended	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (after fee waivers/expense reimbursements) ($)	Excess Fees Waived/ Expenses Reimbursed ($)
February 28, 2010	112,954	150,761	—	37,807
February 28, 2011	266,871	104,555	162,316	—
February 29, 2012	684,801	48,415	636,386	—

Subadvisers

Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset and Western Asset London, the “subadvisers”) provide the day-to-day portfolio

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management of the fund as subadvisers pursuant to subadvisory agreements (each, a “Subadvisory Agreement”). Western Asset allocates the fund’s assets among the subadvisers based on the expertise of each subadviser relative to the fund strategies being pursued. Western Asset London and Western Asset Singapore provide certain subadvisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments.

Each of Western Asset, Western Asset London and Western Asset Singapore is a wholly-owned subsidiary of Legg Mason.

Under each Subadvisory Agreement, subject to the supervision of the Board and the manager, a subadviser regularly provides with respect to the portion of the fund’s assets allocated to it by the manager investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. Each subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under the Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

Each Subadvisory Agreement will continue in effect from year to year provided continuance is specifically approved at least annually with respect to the fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) and, (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate each Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. Each subadviser may terminate the Subadvisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and a subadviser may terminate the Subadvisory Agreement upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign a Subadvisory Agreement except with the subadviser’s consent.

Each Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to Western Asset a fee equal to 70% of the management fee paid to the manager by the fund, net of any waivers and expense reimbursements. Western Asset pays to each other subadviser a fee equal to 0.30% of the assets of the fund allocated to the subadviser, net of waivers and expense reimbursements.

Portfolio Managers

The following table sets forth certain additional information with respect to the portfolio managers for fund. Unless noted otherwise, all information is provided as of February 29, 2012.

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Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Total Assets Managed for which Advisory Fee is Performance- Based ($)
Stephen A. Walsh	Registered investment companies	99	160.8 billion	None	None

	Other pooled investment vehicles	208	106.8 billion	6	0.87 billion

	Other accounts	742	175.6 billion	76	18.2 billion

Michael C. Buchanan	Registered investment companies	45	31.4 billion	None	None

	Other pooled investment vehicles	35	16.9 billion	1	0.28 billion

	Other accounts	178	43.9 billion	21	7.2 billion

Mathew C. Duda	Registered investment companies	3	1.3 billion	None	None

	Other pooled investment vehicles	9	3.1 billion	None	None

	Other accounts	18	2.5 billion	None	None

Keith J. Gardner	Registered investment companies	39	27.8 billion	None	None

	Other pooled investment vehicles	26	15.5 billion	None	None

	Other accounts	175	42.2 billion	24	7.8 billion

Portfolio Manager Compensation

With respect to the compensation of portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, each subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The

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principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

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Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/ Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services. These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the fund) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or the subadviser’s desire to increase assets under management could influence the portfolio manager to keep the fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of portfolio securities by each portfolio manager as of February 29, 2012.

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Stephen A. Walsh	100,001-500,000
Michael C. Buchanan	None
Matthew C. Duda	None
Keith J. Gardner	None

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Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), the fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs (including interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, members of the Board and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense limitation and/or reimburse operating expenses for one or more classes of shares. Any such expense limitations and/or reimbursements are described in the fund’s Prospectus. The expense limitations and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or a substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Some of these arrangements do not cover interest expenses.

These arrangements may be reduced or terminated under certain circumstances.

In order to implement an expense limitation, the manager will, as necessary, waive management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the class’ expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding such expense limitation or any lower limit then in effect.

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Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of the fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of the fund. The distributor offers the shares on an agency or “best efforts” basis under which the fund issues only the number of shares actually sold. Shares of the fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to the fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances are described in the fund’s Prospectus.

Dealer Commissions and Concessions

From time to time, the fund’s distributor or the manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the fund or a managed account strategy of which the fund is part. Such concessions provided by the fund’s distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the fund’s distributor or manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Services and Distribution Plan

The Trust, on behalf of the fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the fund may pay monthly fees to LMIS at an annual rate not to exceed the percentage set forth below of the average daily net assets of each class indicated. The fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Class	Annual 12b-1 Fee Rate (%)
A	0.25
R1	1.00
C	0.70
FI	0.25
R	0.50

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Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the fund, for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. The fund also may make payments to the distributor, Service Agents, and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of the fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to the fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

The following service and distribution fees were incurred by the fund pursuant to the distribution plan in effect during the fiscal year ended February 29, 2012:

Class	Service and Distribution Fees Incurred ($)
Class A	8,523
Class C	5,734
Class FI*	78

*	For the period from December 7, 2011 to February 29, 2012.

No information is presented for Class R1 or Class R shares of the fund because no shares of these classes were outstanding during the fiscal year ended February 29, 2012.

For the fiscal year ended February 29, 2012, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

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	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Expenses ($)
Class A	9,000	0	N/A	N/A	9,000
Class C	2,156	1,426	2,365	0	5,947
Class FI*	0	0	0	0	0

*	For the period from December 7, 2011 to February 29, 2012.

No information is presented for Class R1 or Class R shares because no shares of these classes were outstanding during the fiscal year ended February 29, 2012.

Sales Charges

The following expenses were incurred during the periods indicated:

Initial Sales Charge

The aggregate dollar amount of commissions on shares received by the distributor during the fiscal years ended February 28, 2010 and 2011 and February 29, 2012 were as follows:

Class A Shares

For the fiscal year ended	LMIS ($)
February 29, 2012	1,000
February 28, 2011	1,000
February 28, 2010	None

Contingent Deferred Sales Charges

For the fiscal years ended February 28, 2010 and 2011 and February 29, 2012, LMIS did not receive any contingent deferred sales charges on Class A or Class C shares. Class C shares were not offered during the fiscal year ended February 28, 2010. Class R1 shares are subject to a contingent deferred sales charge but are not available for purchase until August 1, 2012.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS” or the “transfer agent”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the fund’s transfer agent. Under the transfer agency agreement with BFDS, BFDS maintains the shareholder account records for the fund, handles certain communications

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between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to the fund.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG, LLP, an independent registered public accounting firm, located at 345 Park Avenue New York, NY 10154 has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending February 28, 2013.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the fund, the manager, the subadvisers and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the fund, the manager, the subadvisers and the distributor are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or a subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process.

The manager delegates the responsibility for voting proxies for the fund to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, the manager does not expect to have proxy-voting responsibility for the fund. Should the manager become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, the manager will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of the manager (or its affiliates if such conflict is known to persons responsible for voting at the manager) and the fund, the board of directors of the manager will consider how to address the conflict and/or how to vote the proxies. The manager will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that the manager votes proxies. The manager will be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

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The subadvisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge: (1) by calling 1- 877-721-1926, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See the fund’s Prospectus for a discussion of which classes of shares of the fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in the fund’s Prospectus.

The distributor and Service Agents may receive a portion of the sales charge as described in the fund’s Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012). The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason; (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”); (iii) current employees of Legg Mason and its subsidiaries; (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21); and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Class R1 Shares. Class R1 shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class C Shares. As of August 1, 2012, the fund will no longer offer Class C shares for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). If you own shares prior to that date, you may continue to hold those shares, but you may generally not add to your

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Class C share position except through dividend reinvestment. Class C shares are also available for incoming exchanges. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class FI, Class R, Class I and Class IS shares. Class FI, Class R, Class I and Class IS shares are sold at net asset value with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

The following persons are eligible to purchase Class I shares of the fund: (i) current employees of the fund’s manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of Legg Mason; (iii) current and former board members of Legg Mason; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see the fund’s Prospectus.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Systematic Investment Plan

Shareholders may purchase additional Class A and Class C shares of the fund through a service known as the Systematic Investment Plan. For information about the Systematic Investment Plan, please see the fund’s Prospectus. A shareholder who has insufficient funds to complete a pre-authorized transfer may be charged a fee of up to $25 by a Service Agent or the transfer agent. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances:

(a)	sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons, and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b)	sales to any employees of Service Agents having dealer, service or other selling agreements or other arrangements with the distributor, and to the immediate families of such persons or a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)	offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d)	purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

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(e)	purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f)	purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor; and

(g)	purchases by investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Accumulation Privilege. Please see the fund’s Prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13- month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts, as follows:

(1) $100,000

(2) $250,000

(3) $500,000

(4) $750,000

(5) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of certain money market funds acquired by exchange from other funds offered with a sales charge and sold by the distributor may be credited toward your Asset Level Goal.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

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Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class R1 shares; (b) Class C shares and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares. As of August 1, 2012, the fund will no longer offer Class C shares for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012).

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Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class R1 shares and Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012).

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who had opened accounts prior to May 23, 2005, will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemptions of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

The contingent deferred sales charge is waived on Class R1 and Class C shares purchased by retirement plan omnibus accounts held on the books of the fund.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”), that are authorized by the distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of an applicable fund sold by the distributor, are permitted to offer such share class exchange features for current and prospective retirement

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plan investors. Under the Grandfathered Retirement Program, Class C shares of the fund may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C shares in all non-money market funds sold by the distributor equal at least $3 million at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value (“NAV”) per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class R1 and Class C shares (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1,000,000) is equal to the NAV per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge, however, is imposed on certain redemptions of Class R1 shares and Class C shares (redeemed within 12 months of purchase), and on Class A shares when purchased in amounts equaling or exceeding $1,000,000.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund based on the NAV of a share of the fund as of February 29, 2012.

Class A (based on a NAV of $5.64 and a maximum initial sales charge of 4.25%)	$5.89

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for protection of the fund’s shareholders.

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If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the fund’s Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the fund’s Prospectus. Securities issued as a distribution in kind may incur transaction costs when shareholders subsequently sell those securities, and the market price of those securities will be subject to fluctuation until they are sold.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The fund’s Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. The fund

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reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent trading of fund shares” in the fund’s Prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The net asset value per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday, except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see the fund’s Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, each subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to the Subadvisory Agreement, each subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of each subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the fund and/or the other

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accounts over which a subadviser or its affiliates exercise investment discretion. Each subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. Each subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, the subadvisers do not believe that the receipt of such brokerage and research services significantly reduced their expenses as the fund’s subadvisers. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to a subadviser by brokers who effect securities transactions for the fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to a subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing the fund. Not all of these research services are used by a subadviser in managing any particular account, including the fund.

Debt securities purchased and sold by the fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. The fund will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the subadviser’s other clients. Investment decisions for the fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under each subadviser’s procedures, portfolio managers and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by the fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, the fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended February 29, 2012, the fund did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

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Aggregate Brokerage Commissions Paid

For the fiscal years ended February 28, 2010 and 2011 and February 29, 2012, the fund paid the following brokerage commissions for portfolio transactions (including commissions on derivatives transactions:

Aggregate Brokerage Commissions Paid ($)
February 29, 2012	208
February 28, 2011	211
February 28, 2010	0

LMIS is an underwriter of the fund under the 1940 Act. For the fiscal years ended February 28, 2010 and 2011 and February 29, 2012, the fund did not pay any brokerage commissions to LMIS or its affiliates.

At February 29, 2012, the fund held no securities issued by its regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

General rules/Website disclosure

The policy provides that information regarding a fund’s portfolio holdings may be shared at any time with employees of the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). With respect to non-money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The fund currently discloses its complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Ongoing arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in

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connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

Set forth below is a list, as of March 31, 2012, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
A.S.A.P. Advisor Services, Inc.	Quarterly	8-10 Days after Quarter-End
Bloomberg L.P.	Quarterly	Sent 6 Business Days after Quarter-End
Lipper Analytical Services Corp.	Quarterly	Sent 6 Business Days after Quarter-End
Morningstar	Quarterly	Sent 8-10 Days after Quarter-End
Institutional Shareholder Services (Proxy Voting Services)	As necessary	None
Thomson/Vestek	Daily	None
FactSet	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protegent (formerly Dataware)	Daily	None
ITG	Daily	None
The Northern Trust Company	Daily	None
Middle Office Solutions, LLC	Daily	None
NaviSite, Inc.	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan Associates	Quarterly	Sent 8-10 Days after Quarter-End
Mercer LLC	Quarterly	Sent 8-10 Days after Quarter-End
eVestment Alliance	Quarterly	Sent 8-10 Days after Quarter-End
Rogerscasey	Quarterly	Sent 8-10 Days after Quarter-End
Cambridge Associates LLC	Quarterly	Sent 8-10 Days after Quarter-End
Wilshire Associates Inc.	Quarterly	Sent 8-10 Days after Quarter-End
Informa Investment Solutions	Quarterly	Sent 8-10 Days after Quarter-End
Prima Capital	Quarterly	Sent 8-10 Days after Quarter-End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End
Quantitative Services Group	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None

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Recipient	Frequency	Delay Before Dissemination
SunTrust	Weekly and Month End	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	Sent 8-10 Days after Quarter-End
Broadridge	Daily	None
DST Global Solutions Limited	Monthly	Sent 6 Business Days after Month-End
Interactive Data Corp	Daily	None
Citigroup Global Markets Inc	Daily	None
Glass Lewis & Co	Daily	None
Fidelity	Quarterly	5 Business Days

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of limited portfolio holdings information

In addition to the ongoing arrangements described above, a fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about a fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

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5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the policy

A fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

Limitations of policy

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or a subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or a subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the fund and its shareholders. The discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in the fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund will be treated as a separate taxpayer for U.S. federal income tax purposes. The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally

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permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

The fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, the fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, including any distributions of long-term capital gains, would be taxable to shareholders as ordinary dividend income to the extent of the fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) for taxable years beginning on or before December 31, 2012, to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the fund may cure a failure to qualify as a regulated investment company, but in order to do so the fund may incur significant fund-level taxes and may be forced to dispose of certain assets. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by the fund are subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

The fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special

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provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund, and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to

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distribute this income and avoid a tax on the fund, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments. Interest or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of the fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the fund as paid by its shareholders. For any year that the fund is eligible for and makes such an election, each shareholder of the fund will be required to include in its income an amount equal to his or her allocable share of qualified foreign income taxes paid by the fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by the fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), and does not make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. The fund does not anticipate that it will invest in any PFICs.

If the fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax at the fund level, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

If the fund were to invest in a PFIC and make a mark-to-market election, the fund would be treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement

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and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the fund level, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Capital Loss Carryforwards. On February 29, 2012, the unused capital loss carryforwards of the fund were approximately $2,652,668.

For U.S. federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the fund prior to the expiration of the carryforwards. Those carryforwards expire as follows:

Year of Expiration	($)
2/28/2018	2,652,668

Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) may be carried forward without limit, and such carryforwards must be fully utilized before the fund will be permitted to utilize any carryforwards of Pre-2011 Losses. As of February 29, 2012, the fund did not have any unused carryforwards of Post-2010 Losses.

Under certain circumstances, the fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing appropriate returns or claims for refund with the IRS.

Distributions of net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the fund.

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Dividends and distributions from the fund will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts for taxable years beginning after December 31, 2012.

Special rules apply to certain dividends paid to individuals. Certain dividends, with respect to taxable years beginning on or before December 31, 2012, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to the portion of the dividends paid by the fund to an individual in a particular taxable year that is attributable to “qualified dividend income” received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the fund from a REIT or from another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

The fund or your Service Agent will send you information after the end of each year setting forth the amount, if any, of dividends paid by the fund that are eligible for the reduced rates.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

The fund does not anticipate that any portion of its distributions will be eligible for the dividends-received deduction for corporate shareholders.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets). Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s tax basis in the shares so received will be equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s

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gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or fewer will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. The deductibility of that fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. The fund, or, if you hold your shares through a Service Agent, your Service Agent will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund expects to use an average basis default method, in which the basis per share is reported as an average of the bases of the shareholder’s fund shares in the account. (For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts.)

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Shareholders may instruct the fund to use a method other than average basis for an account, but that other method will not apply to shares that have already been redeemed or exchanged. Choosing a method other than average basis after such redemptions or exchanges, rather than before, may affect the basis of the remaining fund shares. For further assistance, shareholders who hold their shares directly with the fund may call the fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Backup Withholding. The fund may be required in certain circumstances to apply backup withholding on dividends, distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Non-U.S. Shareholders.”

Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

Distributions paid after December 31, 2013 and redemption payments paid after December 31, 2014 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate notwithstanding the status of any such amounts as capital gain dividends, short-term capital gain dividends or interest-related dividends. Distributions paid after December 31, 2013 and redemption payments paid after December 31, 2014 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required

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certifications. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

THE TRUST

The certificate of trust to establish Legg Mason Partners Income Trust (referred to in this section as the “Trust”) was filed with the State of Maryland on October 4, 2006. Prior thereto, the fund was a series of Legg Mason Partners Income Funds, a Massachusetts business trust.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting

The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

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Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of

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the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law, by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, audit committee financial expert or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The Declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

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LEGAL MATTERS

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset/CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings that was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of two of the plaintiff’s claims brought pursuant to various provisions of the 1940 Act and Massachusetts state law. With regard to the third claim, a derivative state-law claim for breach of fiduciary duty to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion

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for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted. On August 4, 2011, the court held a status conference and granted plaintiff leave to file a motion for particularized discovery, while indicating that any attempt to amend the existing Complaint would be denied. On September 16, 2011, plaintiff filed motions for discovery and to amend the Complaint. Defendants filed oppositions to those two motions on October 27, 2011. Oral argument on the motions was heard on May 11, 2012 and the court reserved judgment.

*  *  *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with the foregoing matter may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of the fund and its predecessor fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of February 29, 2012, Statement of Operations for the year ended February 29, 2012 , Statements of Changes in Net Assets for each of the years in the two-year period ended February 29, 2012, Financial Highlights for each of the years or periods in the five-year period ended February 29, 2012, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund), are incorporated by reference into this SAI (filed on April 25, 2012; Accession Number 0001193125-12-181628).

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APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels–MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-term issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s has indicated that its analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC—Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C—Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B—Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC—Very high levels of credit risk. ‘CC’ ratings indicate that default of some kind appears probable.

C—Exceptionally high levels of credit risk. ‘C’ ratings indicate that default appears imminent or inevitable.

D—Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults—“Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. , shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g. , medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only ” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.

NR: A designation of "Not Rated" or "NR" is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

APPENDIX B

Western Asset Management Company

Proxy Voting Policies and Procedures

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

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Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

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5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

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b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

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6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

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4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Western Asset Management Company Limited

Proxy Voting Policies and Procedures

PROXY VOTING

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company Limited (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company, its U.S. affiliate) regarding the voting of any securities owned by its clients.

Procedures

Responsibility and Oversight

The Western Asset Investment Services Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

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Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients of existing clients were reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Investment Services Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. As part of the Annual Monitoring Program, the Legal and Compliance Department staff will review proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Investment Services Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

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Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the Firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal & Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

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Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favours compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the Firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permits replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the Firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

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3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorisation of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganisations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorisation to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the Firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

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1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The US Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

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Western Asset Management Company Pte. Ltd. (“WAMC”)

Proxy Voting Policies and Procedures

PROXY VOTING

Policy

WAMC has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the applicable laws and regulations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

In exercising its voting authority, WAMC will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

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d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

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Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

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2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganisations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

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II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

B-16

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

B-17

PART C

OTHER INFORMATION

Item 28.    Exhibits

(a) (1) The Registrant’s Declaration of Trust dated as of October 2, 2006 as amended and restated as of August 18, 2011 (the “Declaration of Trust”) is incorporated herein by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 22, 2011 (“Post-Effective Amendment No. 175”).

(2) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of August 18, 2011, included in the Declaration of Trust, is incorporated herein by reference to Post-Effective Amendment No. 175.

(3) Amended and Restated Designation of Classes, effective as of August 18, 2011, included in the Declaration of Trust, is incorporated herein by reference to Post-Effective Amendment No. 175.

(b) The Registrant’s By-Laws as amended and restated as of August 18, 2011 is incorporated herein by reference to Post-Effective Amendment No. 175.

(c) Not Applicable.

(d) (1) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Partners Adjustable Rate Income Fund), and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2007 (“Post-Effective Amendment No. 85”).

(2) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset California Municipals Fund (formerly, Legg Mason Partners California Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(3) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Core Bond Fund (formerly, Legg Mason Partners Core Bond Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 24, 2009 (“Post-Effective Amendment No. 139”).

(4) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Core Plus Bond Fund (formerly, Legg Mason Partners Core Plus Bond Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(5) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Strategic Income Fund (formerly, Legg Mason Partners Strategic Income Fund) (formerly, Legg Mason Partners Diversified Strategic Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(6) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Global High Yield Bond Fund (formerly, Legg Mason Partners Global High Yield Bond Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(7) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Government Securities Fund) (formerly, Legg Mason Partners Government Securities Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset High Income Fund (formerly, Legg Mason Partners High Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(9) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Global Inflation Management Fund (formerly, Legg Mason Partners Global Inflation Management Fund) (formerly known as Legg Mason Partners Inflation Management Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(10) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Partners Intermediate Maturity California Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(11) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Partners Intermediate Maturity New York Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(12) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Partners Intermediate-Term Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(13) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Corporate Bond Fund (formerly, Legg Mason Partners Corporate Bond Fund) (formerly Legg Mason Partners Investment Grade Bond Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 188 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 20, 2012.

(14) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Managed Municipals Fund (formerly, Legg Mason Partners Managed Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 26, 2009.

(15) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Partners Massachusetts Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(16) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Municipal High Income Fund (formerly, Legg Mason Partners Municipal High Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(17) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset New Jersey Municipals Fund (formerly, Legg Mason Partners New Jersey Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(18) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset New York Municipals Fund (formerly, Legg Mason Partners New York Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(19) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Oregon Municipals Fund (formerly, Legg Mason Partners Oregon Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(20) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Partners Pennsylvania Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(21) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Partners Short Duration Municipal Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(22) Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Short-Term Bond Fund (formerly, Legg Mason Partners Short-Term Bond Fund) (formerly, Legg Mason Partner Short-Term Investment Grade Bond Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(23) Management Agreement between the Registrant, on behalf of Western Asset Emerging Markets Debt Portfolio, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(24) Management Agreement between the Registrant, on behalf of Western Asset Global High Yield Bond Portfolio, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(25) Management Agreement between the Registrant, on behalf of Western Asset Short Term Yield Fund, and LMPFA dated June 1, 2011, is incorporated herein by reference to Post-Effective Amendment No. 169 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC June 14, 2011 (“Post-Effective Amendment No. 169”).

(26) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), with respect to Legg Mason Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Partners Adjustable Rate Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(27) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset California Municipals Fund (formerly, Legg Mason Partners California Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(28) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Core Bond Fund (formerly, Legg Mason Partners Core Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(29) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Core Plus Bond Fund (formerly, Legg Mason Partners Core Plus Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(30) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAML”), with respect to Legg Mason Western Asset Core Plus Bond Fund (formerly, Legg Mason Partners Core Plus Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(31) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Strategic Income Fund (formerly, Legg Mason Partners Strategic Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(32) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Western Asset Strategic Income Fund (formerly, Legg Mason Partners Strategic Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(33) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Global High Yield Bond Fund (formerly, Legg Mason Partners Global High Yield Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(34) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Western Asset Global High Yield Bond Fund (formerly, Legg Mason Partners Global High Yield Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(35) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Government Securities Fund) (formerly, Legg Mason Partners Government Securities Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(36) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset High Income Fund (formerly, Legg Mason Partners High Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(37) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Western Asset High Income Fund (formerly, Legg Mason Partners High Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(38) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Global Inflation Management Fund (formerly, Legg Mason Partners Global Inflation Management Fund) (formerly Legg Mason Partners Inflation Management Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(39) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Western Asset Global Inflation Management Fund (formerly, Legg Mason Partners Global Inflation Management Fund) (formerly, Legg Mason Partners Inflation Management Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(40) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Partners Intermediate Maturity California Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(41) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Partners Intermediate Maturity New York Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(42) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Partners Intermediate-Term Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(43) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Corporate Bond Fund (formerly, Legg Mason Partners Corporate Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(44) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Managed Municipals Fund (formerly, Legg Mason Partners Managed Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(45) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Partners Massachusetts Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(46) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Municipal High Income Fund (formerly, Legg Mason Partners Municipal High Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(47) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset New Jersey Municipals Fund (formerly, Legg Mason Partners New Jersey Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(48) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset New York Municipals Fund (formerly, Legg Mason Partners New York Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(49) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Oregon Municipals Fund (formerly, Legg Mason Partners Oregon Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(50) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Partners Pennsylvania Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(51) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Partners Short Duration Municipal Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(52) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Western Asset Short-Term Bond Fund (formerly, Legg Mason Partners Short-Term Bond Fund) (formerly, Legg Mason Partners Short-Term Investment Grade Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(53) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Emerging Markets Debt Portfolio dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(54) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Emerging Markets Debt Portfolio dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(55) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Global High Yield Bond Portfolio dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(56) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Global High Yield Bond Portfolio dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(57) Subadvisory Agreement between WAM and Western Asset Management Company Ltd., a corporation organized under the laws of Japan (“Western Japan”), with respect to Legg Mason Western Asset Global Inflation Management Fund (formerly, Legg Mason Partners Global Inflation Management Fund) dated September 2, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 12, 2008 (“Post-Effective Amendment No. 116”).

(58) Subadvisory Agreement between WAM and Western Asset Management Company Pte. Ltd. (“Western Singapore”), with respect to Legg Mason Western Asset Global Inflation Management Fund (formerly, Legg Mason Partners Global Inflation Management Fund) dated September 2, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116.

(59) Subadvisory Agreement between WAM and Western Japan, with respect to Legg Mason Western Asset Strategic Income Fund (formerly, Legg Mason Partners Strategic Income Fund) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2008 (“Post-Effective Amendment No. 118”).

(60) Subadvisory Agreement between WAM and Western Singapore, with respect to Legg Mason Western Asset Strategic Income Fund (formerly, Legg Mason Partners Strategic Income Fund) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(61) Subadvisory Agreement between WAM and Western Singapore, with respect to Legg Mason Western Asset Global High Yield Bond (formerly, Legg Mason Partners Global High Yield Bond Fund) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(62) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Global High Yield Bond Portfolio dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(63) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Emerging Markets Debt Portfolio dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(64) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short Term Yield Fund dated June 1, 2011, is incorporated herein by reference to Post-Effective Amendment No. 169.

(65) Letter Amendment to Management Agreement between the Registrant, on behalf of Legg Mason Western Asset Corporate Bond Fund (formerly, Legg Mason Partners Corporate Bond Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2009 (“Post-Effective Amendment No. 137”).

(e) (1) Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC (“LMIS”), on behalf of Legg Mason Western Asset Adjustable Rate Income Fund, Legg Mason Western Asset California Municipals Fund, Legg Mason Western Asset Core Bond Fund, Legg Mason Western Asset Core Plus Bond Fund, Legg Mason Western Asset Corporate Bond Fund, Legg Mason Western Asset Global High Yield Bond Fund, Legg Mason Western Asset Global Inflation Management Fund, Legg Mason Western Asset Mortgage Backed Securities Fund, Legg Mason Western Asset High Income Fund, Legg Mason Western Asset Intermediate Maturity California Municipals Fund, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund, Legg Mason Western Asset Intermediate-Term Municipals Fund, Legg Mason Western Asset Managed Municipals Fund, Legg Mason Western Asset Massachusetts Municipals Fund, Legg Mason Western Asset Municipal High Income Fund, Legg Mason Western Asset New Jersey Municipals Fund, Legg Mason Western Asset New York Municipals Fund, Legg Mason Western Asset Oregon Municipals Fund, Legg Mason Western Asset Pennsylvania Municipals Fund, Legg Mason Western Asset Short Duration Municipal Income Fund, Legg Mason Western Asset Short-Term Bond Fund, Legg Mason Western Asset Strategic Income Fund, Western Asset Emerging Markets Debt Portfolio and Western Asset Short Term Yield Fund dated June 1, 2011, is incorporated herein by reference to Post-Effective Amendment No. 169.

(f) (1) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(2) Legg Mason Investment Series (formerly, Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan dated as of July 10, 2006 is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(g) (1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(2) Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(3) Letter Agreement amending the Custodian Services Agreement with State Street, with respect to Western Asset Short Term Yield Fund, is incorporated herein by reference to Post-Effective Amendment No. 170 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 22, 2011 (“Post-Effective Amendment No. 170”).

(h) (1) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2006.

(2) Transfer Agency and Services Agreement with Boston Financial Data Services, Inc. (“BFDS”) dated as of April 4, 2009 is incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A as filed April 6, 2009.

(3) Letter Agreement amending the Transfer Agency and Services Agreement with BFDS, with respect to Western Asset Short Term Yield Fund, is incorporated herein by reference to Post-Effective Amendment No. 170.

(4) Co-Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) dated as of April 1, 2009 is incorporated herein by reference to Post-Effective Amendment No. 137.

(5) Board Resolutions regarding Expense Limitation Arrangements are incorporated herein by reference to Post-Effective Amendment No. 179 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 21, 2011 (“Post-Effective Amendment No. 179”).

(i) (1) Opinion and Consent of Venable LLP as to the legality of the securities being registered is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(2) Opinion and Consent of Venable LLP regarding the legality of Class R shares of Legg Mason Western Asset Global Inflation Management Fund (formerly, Legg Mason Partners Global Inflation Management Fund) (formerly, Legg Mason Partners Inflation Management Fund), and Class FI shares of Legg Mason Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Partners Short Duration Municipal Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2008 (“Post-Effective Amendment No. 97”).

(3) Opinion and Consent of Venable LLP regarding the legality of Class FI shares of each of Legg Mason Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Partners Intermediate Maturity California Municipals Fund), Legg Mason Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Partners Intermediate Maturity New York Municipals Fund) and Legg Mason Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Partners Massachusetts Municipals Fund), is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 14, 2008.

(4) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Global Income Fund, Legg Mason Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Government Securities Fund) (formerly, Legg Mason Partners Government Securities Fund) and Legg Mason Western Asset Corporate Bond Fund (formerly, Legg Mason Partners Corporate Bond Fund) (formerly Legg Mason Partners Investment Grade Bond Fund; and Class R Shares of Legg Mason Western Asset Global High Yield Bond Fund (formerly, Legg Mason Partners Global High Yield Bond Fund), Legg Mason Partners Global Income Fund, Legg Mason Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Government Securities Fund) (formerly, Legg Mason Partners Government Securities Fund), Legg Mason Western Asset Corporate Bond Fund (formerly, Legg Mason Partners Corporate Bond Fund) (formerly, Legg Mason Partners Investment Grade Bond Fund), Legg Mason Partners Short/Intermediate U.S. Government Fund and Legg Mason Western Asset Short-Term Bond Fund (formerly, Legg Mason Partners Short-Term Investment Grade Bond Fund), is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2008.

(5) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Western Asset Managed Municipals Fund (formerly, Legg Mason Partners Managed Municipals Fund), Legg Mason Western Asset California Municipals Fund (formerly, Legg Mason Partners California Municipals Fund), Western Asset Emerging Markets Debt Portfolio and Western Asset Global High Yield Bond Portfolio is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 11, 2008 (“Post-Effective Amendment No. 108”).

(6) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Partners Intermediate-Term Municipals Fund), Legg Mason Western Asset New Jersey Municipals Fund (formerly, Legg Mason Partners New Jersey

Municipals Fund), Legg Mason Western Asset New York Municipals Fund (formerly, Legg Mason Partners New York Municipals Fund) and Legg Mason Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Partners Pennsylvania Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 111.

(7) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Western Asset Oregon Municipals Fund (formerly, Legg Mason Partners Oregon Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 6, 2008 (“Post-Effective Amendment No. 114”).

(8) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Legg Mason Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Partners Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 116.

(9) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Legg Mason Western Asset Strategic Income Fund (formerly, Legg Mason Partners Strategic Income Fund), Class FI shares of Legg Mason Western Asset Municipal High Income Fund (formerly, Legg Mason Partners Municipal High Income Fund) and Class R shares of Legg Mason Western Asset High Income Fund (formerly, Legg Mason Partners High Income Fund) is incorporated by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 25, 2008 (“Post-Effective Amendment No. 119”).

(10) Opinion and Consent of Bingham McCutchen LLP regarding the reorganization of High Yield Bond Fund into Legg Mason Partners High Income Fund is incorporated by reference to Post-Effective Amendment No. 119.

(11) Opinion and Consent of Venable LLP as to the legality of Class A, Class C and Class IS shares of Western Asset Emerging Markets Debt Portfolio is incorporated by reference to Post-Effective Amendment No. 123.

(12) Opinion and Consent of Venable LLP as to the legality of Class P shares of Legg Mason Western Asset Corporate Bond Fund (formerly, Legg Mason Partners Corporate Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 30, 2009.

(13) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Partners Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 24, 2009.

(14) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Core Bond Fund, Legg Mason Western Asset Core Plus Bond Fund, Legg Mason Western Asset High Income Fund and Legg Mason Western Asset Strategic Income Fund is incorporated herein by reference to Post-Effective Amendment No. 141 as filed with the SEC on November 23, 2009.

(15) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Global Inflation Management Fund is incorporated herein by reference to Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2010 (“Post-Effective Amendment No. 148”).

(16) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Corporate Bond Fund, Legg Mason Western Asset Global High Yield Bond Fund, Legg Mason Western Asset Short-Term Bond Fund and Legg Mason Western Asset Mortgage Backed Securities Fund is incorporated herein by reference to Post-Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2010.

(17) Opinion and Consent of Venable LLP as to the legality of Class FI, Class I and Class IS shares of Western Asset Short Term Yield Fund, is incorporated herein by reference to Post-Effective Amendment No. 169.

(j) (1) Consents of Independent Registered Public Accounting Firm are filed herewith.

(2) Power of Attorney dated November 8 and 14, 2011 is incorporated herein by reference to Post-Effective Amendment No. 179.

(3) Power of Attorney dated November 8, 2011 is incorporated herein by reference to Post-Effective Amendment No. 179.

(k) Not Applicable.

(l) Not Applicable.

(m)(1) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Legg Mason Western Asset Adjustable Rate Income Fund, Legg Mason Western Asset California Municipals Fund, Legg Mason Western Asset Core Bond Fund, Legg Mason Western Asset Core Plus Bond Fund, Legg Mason Western Asset Corporate Bond Fund, Legg Mason Western Asset Global High Yield Bond Fund, Legg Mason Western Asset Global Inflation Management Fund, Legg Mason Western Asset Mortgaged Backed Securities Fund (formerly, Legg Mason Western Asset Government Securities Fund), Legg Mason Western Asset High Income Fund, Legg Mason Western Asset Intermediate Maturity California Municipals Fund, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund, Legg Mason Western Asset Intermediate-Term Municipals Fund, Legg Mason Western Asset Managed Municipals Fund, Legg Mason Western Asset Massachusetts Municipals Fund, Legg Mason Western Asset Municipal High Income Fund, Legg Mason Western Asset New Jersey Municipals Fund, Legg Mason Western Asset New York Municipals Fund, Legg Mason Western Asset Oregon Municipals Fund, Legg Mason Western Asset Pennsylvania Municipals Fund, Legg Mason Western Asset Short Duration Municipal Income Fund, Legg Mason Western Asset Short-Term Bond Fund, Legg Mason Western Asset Strategic Income Fund, Western Asset Emerging Markets Debt Portfolio, Western Asset Global High Yield Bond Portfolio and Western Asset Short Term Yield Fund, dated February 6, 2007, as amended February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 169.

(n) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(o) Not Applicable

(p) (1) Code of Ethics of Legg Mason & Co., LLC dated as of March 10, 2011 (adopted by LMPFA and LMIS) is incorporated herein by reference to Post-Effective Amendment No. 175.

(2) Code of Ethics of WAM, WAML, Western Singapore and certain supervised affiliates dated January 2010 is incorporated herein by reference to Post-Effective Amendment No. 150 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 24, 2010.

(3) Code of Ethics of Western Japan is incorporated herein by reference to Post-Effective Amendment No. 116.

Item 29.    Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 30.    Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Article IX of the Registrant’s Declaration of Trust, which is incorporated herein by reference.

Reference is hereby made to paragraph 10 of the Distribution Agreement between the Registrant and LMIS.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Item 31.    Business and Other Connections of Investment Adviser

Investment Adviser—Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Western Asset Management Company—Subadviser—Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of the officers and directors of WAM.

Directors

Ronald R. Dewhurst

James W. Hirschmann III

Jeffrey A. Nattans

Officers

Bruce D. Alberts	Chief Financial Officer
Brett B. Canon	Director of Risk Management and Operations
Daniel E. Giddings	Assistant Secretary
James W. Hirschmann III	Chief Executive Officer and President
James J. Flick	Director of Global Client Service and Marketing
Dennis J. McNamara	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance

Western Asset Management Company Limited—Subadviser—Western Asset Management Company Limited (“WAML”) was incorporated under the laws of England as a corporation. WAML is a wholly-owned subsidiary of Legg Mason. WAML is registered as an investment adviser under the Advisers Act. The following is a list of the officers and directors of WAML.

Directors

Ronald R. Dewhurst

James W. Hirschmann III

Charles A. Ruys de Perez

Michael B. Zelouf

Officers

James W. Hirschmann III	Managing Director
Suzanne Taylor-King	Finance Officer
Michael B. Zelouf	Head of London Operations

Western Asset Management Company Pte. Ltd—Subadviser—Western Asset Management Company Pte. Ltd. (“Western Singapore”) was incorporated under the laws of Singapore as a corporation. Western Singapore is a wholly-owned subsidiary of Legg Mason. The following is a list of the officers and directors of Western Singapore.

Directors

Ronald R. Dewhurst

Takashi Komatsu

Jeffrey A. Nattans

Naoya Orime

Michael B. Zelouf

Officers

Brett B. Canon	Chief Executive Officer
Hui Kwoon Thor	Finance Manager
Naoya Orime	Head of Tokyo Operations

Western Asset Management Company Ltd—Subadviser—Western Asset Management Company Ltd (“Western Japan”) was incorporated under the laws of Japan as a corporation. Western Japan is a wholly-owned subsidiary of Legg Mason. Western Japan is authorized and regulated in Japan by the Japanese Securities and Exchange Surveillance Commission. The following is a list of the officers and directors of Western Japan.

Directors

Takashi Komatsu

Jeffrey A. Nattans

Naoya Orime

Officers

Yasuaki Sudo	Finance Officer
Naoya Orime	Head of Tokyo Operations

Following is a list of other substantial business activities in which directors, officers or partners of WAM, WAML, Western Singapore and Western Japan have been engaged as director, officer, employee, partner or trustee.

Officer/Director	Other Offices Held
Jeffrey A. Nattans	Director, WAM
Vice President, Legg Mason, Inc.
Manager and Vice President, LMIH
Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore

Officer/Director	Other Offices Held
James W. Hirschmann III	Director, WAM
Director, WAML

Following is a list of addresses for Item 31 with respect to WAM, WAML, Western Japan and Western Singapore:

Bartlett & Co. (“Bartlett”)

36 East Fourth Street

Cincinnati, OH 45202

Batterymarch Financial Management, Inc. (“Batterymarch”)

John Hancock Tower

200 Clarendon Street, 49th Floor

Boston, MA 02116

Brandywine Global Investment Management, LLC (“Brandywine”)

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte. Ltd. (“Brandywine Singapore”)

36 Robinson House, #18

City House

Singapore

Clearbridge Advisors, LLC (“Clear Adv”)

620 Eighth Avenue

New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)

620 Eighth Avenue

New York, NY 10018

Global Currents Investment Management, LLC (“GCIM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Capital Management, Inc. (“LMCM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

Legg Mason Fund Adviser, Inc. (“LMFA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Funding Corp. (“LM Funding”)

100 International Drive

Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“LMGAA”)

100 First Stamford Place

Stamford, CT 06902

and

620 Eighth Avenue

New York, NY 10018

Legg Mason, Inc.

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)

100 International Drive

Baltimore, MD 21202

Legg Mason Investment Counsel, LLC (“LMIC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

620 Eighth Avenue

New York, NY 10018

Legg Mason Real Estate Investors, Inc. (“LMREI”)

100 International Drive

Baltimore, MD 21202

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)

100 International Drive

Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)

100 International Drive

Baltimore, MD 21202

LMRC II, Inc. (“LMRC II”)

100 International Drive

Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)

100 International Drive

Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

Permal Asset Management, Inc. (“Permal”)

900 Third Ave. 28th Floor

New York, NY 10022

Royce & Associates, LLC (“Royce”)

1414 Avenue of the Americas

New York, NY 10019

Western Asset Management Company (“WAM”)

385 East Colorado Boulevard

Pasadena, CA 91101

and

620 Eighth Avenue

New York, NY 10018

Western Asset Management Company Limited (“WAML”)

10 Exchange Square

Primrose Street

London EC2A2EN England

Western Asset Management Company Ltd (“Western Japan”)

36F Shin-Marunouchi Building

5-1 Marunouchi 1-Chome Chiyoda-Ku

Tokyo 100-6536 Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)

Level 48

120 Collins Street

GPO Box 507

Melbourne Victoria 3000 Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)

10 Exchange Square

Primrose Street

London EC2A2EN England

Western Asset Management Company Pte. Ltd. (“Western Singapore”)

1 George Street, #23-01

Singapore 049145

Item 32.    Principal Underwriters

Legg Mason Investor Services, LLC (“LMIS”), the distributor of the Registrant, is a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust and Legg Mason Partners Institutional Trust.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

Thomas J. Hirschmann - Co-Managing Director

Joseph A. Sullivan - Co-Managing Director

William M. Golden - Vice President

Matthew Schiffman - Vice President

Jeremy O’Shea - Vice President

Jason Bennett - Chief Financial Officer, Treasurer and Financial Reporting Officer

Kenneth Cieprisz - Chief Compliance Officer

Elisabeth F. Craig - Secretary

Vicki Schmelzer - Assistant Secretary

Stephen A. Scarpino - Anti-Money Laundering Compliance Officer

All Addresses are 100 International Drive, Baltimore, MD 21202.

(c) Not applicable.

Item 33.    Location of Accounts and Records

With respect to the Registrant:

(1) Legg Mason Partners Income Trust

55 Water Street

New York, NY 10041

With respect to the Registrant’s Investment Manager:

(2) c/o Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Subadvisers:

(3) c/o Western Asset Management Company, Western Asset Management Company Limited, Western Singapore and Western Japan

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Custodian:

(4) State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Transfer Agent:

(5) BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9699

Providence, RI 02940-9699

(6) Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

With respect to the Registrant’s Distributor:

(7) Legg Mason Investor Services, LLC

100 International Drive

Baltimore, MD 21202

Item 34.    Management Services

Not applicable.

Item 35.    Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INCOME TRUST, certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 20th day of June, 2012.

LEGG MASON PARTNERS INCOME TRUST, on behalf of its series:

Legg Mason Western Asset Managed Municipals Fund

Legg Mason Western Asset California Municipals Fund

Western Asset Emerging Markets Debt Portfolio

By:	/s/ R. Jay Gerken
R. Jay Gerken
President and Principal Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on June 20, 2012.

Signature	Title

/s/ R. Jay Gerken R. Jay Gerken	President, Principal Executive Officer and Trustee

/s/ Richard F. Sennett Richard F. Sennett	Principal Financial Officer

/s/ Elliott J. Berv* Elliott J. Berv	Trustee

/s/ A. Benton Cocanougher* A. Benton Cocanougher	Trustee

/s/ Jane F. Dasher* Jane F. Dasher	Trustee

/s/ Mark T. Finn* Mark T. Finn	Trustee

/s/ Stephen R. Gross* Stephen R. Gross	Trustee

/s/ Richard E. Hanson, Jr.* Richard E. Hanson, Jr.	Trustee

/s/ Diana R. Harrington* Diana R. Harrington	Trustee
/s/ Susan M. Heilbron* Susan M. Heilbron	Trustee

Signature	Title

/s/ Susan B. Kerley* Susan B. Kerley	Trustee

/s/ Alan G. Merten* Alan G. Merten	Trustee

/s/ R. Richardson Pettit* R. Richardson Pettit	Trustee

*By:	/s/ R. Jay Gerken R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney.

INDEX TO EXHIBITS

Index No.	Description of Exhibit

(j)(1)	Consents of Independent Registered Public Accounting Firm